                                                                Exhibit 10.6(a)


[CLIFFORD CHANCE LOGO]                            LIMITED LIABILITY PARTNERSHIP



                                   SCHEDULE 4
                            RESTATED CREDIT AGREEMENT

                           NTL COMMUNICATIONS LIMITED
                                    AS PARENT

                         NTL INVESTMENT HOLDINGS LIMITED
                            AS POST-NOVATION BORROWER

                            NTL COMMUNICATIONS CORP.
                                    AS NTL CC

                                 J.P. MORGAN plc
                                       AND
                     MORGAN STANLEY DEAN WITTER BANK LIMITED
                      AS ARRANGERS AND JOINT BOOK MANAGERS

                      CHASE MANHATTAN INTERNATIONAL LIMITED
             AS AGENT, SECURITY TRUSTEE AND SECOND SECURITY TRUSTEE

                                       AND

                                     OTHERS


          -------------------------------------------------------------
                                CREDIT AGREEMENT
                              MADE ON 30 MAY 2000,
                    AS AMENDED OR WAIVED PURSUANT TO A LETTER
                  DATED 6 JUNE 2000, AMENDMENT AGREEMENTS DATED
               8 JUNE 2000, 30 JUNE 2000 AND 4 SEPTEMBER 2000, A
                   NOVATION AGREEMENT DATED 21 FEBRUARY 2001,
                 LETTERS OF CONSENT DATED 22 DECEMBER 2000 AND
              29 JANUARY 2001 AND AMENDED AND RESTATED PURSUANT TO
                 AN AMENDMENT AGREEMENT DATED 26 SEPTEMBER 2001
          -------------------------------------------------------------

                                    CONTENTS


CLAUSE                                                                            PAGE
------                                                                            ----
1.    Definitions And Interpretation...............................................23
2.    The Facilities...............................................................76
3.    Utilisation Of The Revolving Facility........................................78
4.    Payment And Calculation Of Interest On Revolving Advances....................80
5.    Incremental Facility.........................................................81
6.    Utilisation Of The Term Facility.............................................85
7.    Interest Periods For Term Advances...........................................85
8.    Payment And Calculation Of Interest On Term Advances.........................86
9.    Market Disruption And Alternative Interest Rates.............................87
10.   Notification.................................................................88
11.   Repayment And Reduction Of The Revolving Facility............................88
12.   Repayment Of The Term Facility...............................................89
13.   Cancellation And Prepayment..................................................90
14.   Mandatory Prepayment.........................................................92
15.   Taxes........................................................................97
16.   Tax Receipts.................................................................99
17.   Increased Costs.............................................................100
18.   Illegality..................................................................101
19.   Mitigation..................................................................101
20.   Representations.............................................................102
21.   Financial Information.......................................................116
22.   Financial Condition.........................................................120
23.   Covenants...................................................................128
24.   Events Of Default...........................................................142
25.   Guarantee And Indemnity.....................................................148
26.   Commitment Commission And Fees..............................................151
27.   Costs And Expenses..........................................................153
28.   Default Interest And Break Costs............................................154
29.   Borrowers' Indemnities......................................................155
30.   Currency Of Account And Payment.............................................156
31.   Payments....................................................................156
32.   Set-Off.....................................................................158

33.   Sharing.....................................................................158
34.   The Agent, The Arrangers And The Banks......................................161
35.   Assignments And Transfers...................................................166
36.   Economic And Monetary Union.................................................169
37.   Additional Borrowers........................................................170
38.   Accession Of Guarantors And The Cwc Parent..................................170
39.   Calculations And Evidence Of Debt...........................................172
40.   Remedies And Waivers, Partial Invalidity....................................173
41.   Notices.....................................................................173
42.   Counterparts................................................................175
43.   Amendments..................................................................175
44.   Governing Law...............................................................179
45.   Jurisdiction................................................................179

Schedule 1 THE BANKS..............................................................180
      Part A (Revolving Banks)....................................................180
      Part B (Term Banks).........................................................182

Schedule 2 FORM OF TRANSFER CERTIFICATE...........................................183

Schedule 3 CONDITIONS PRECEDENT...................................................186
      Part A     Initial Conditions Precedent.....................................186
      Part B     Cwc Holdings Conditions Precedent................................189

Schedule 4 NOTICE OF DRAWDOWN.....................................................191

Schedule 5 EXISTING ENCUMBRANCES..................................................193

Schedule 6 FORM OF COMPLIANCE CERTIFICATE.........................................198

Schedule 7 FORM OF BORROWER ACCESSION MEMORANDUM..................................205

Schedule 8 FORM OF GUARANTOR ACCESSION MEMORANDUM.................................208

Schedule 9 CWC ACCESSION MEMORANDUM...............................................211

Schedule 10 ADDITIONAL CONDITIONS PRECEDENT.......................................213
      Part A Accession Conditions Precedent.......................................213
      Part B Security Documentation...............................................215

Schedule 11 FORM OF RESIGNATION NOTICE............................................217

Schedule 12 MANDATORY COSTS.......................................................218

Schedule 13 MEMBERS OF THE TARGET GROUP GRANTING SECURITY.........................221

Schedule 14 MEMBERS OF THE UK GROUP...............................................225

Schedule 15 UK GROUP PRINCIPAL PROPERTIES.........................................227

Schedule 16 FORM OF REPORT ON TITLE...............................................229

Schedule 17 THE ADDITIONAL FINANCE PROVIDERS......................................230

Schedule 18 FORM OF ADDITIONAL FINANCE PROVIDER ACCESSION UNDERTAKING.............231

Schedule 19 CERTAIN ADDRESSES.....................................................233

Schedule 20 THE GUARANTORS........................................................234

THIS AGREEMENT made on 30 May 2000, as amended or waived pursuant to a letter dated 6 June 2000, amendment agreements dated 8 June 2000, 30 June 2000 and 4 September 2000, a novation agreement dated 21 February 2001, letters of consent dated 22 December 2000 and 29 January 2001 and amended and restated pursuant to the Restatement Amendment Agreement dated 26 September 2001 is

BETWEEN:

(1) NTL COMMUNICATIONS LIMITED, a company incorporated in England and Wales with company number 3521915 (the "PARENT");

(2) NTL INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with company number 3173552 (the "POST-NOVATION BORROWER");

(3)    THE GUARANTORS (as defined below);

(4)    NTL COMMUNICATIONS CORP., a company incorporated in Delaware ("NTL CC");

(5) J.P. MORGAN PLC and MORGAN STANLEY DEAN WITTER BANK LIMITED as arrangers and joint book managers of the Revolving Facility (the "ARRANGERS");

(6)    CHASE MANHATTAN INTERNATIONAL LIMITED as agent for the Banks (the
       "Agent");

(7) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee for the Finance Parties (the "SECURITY TRUSTEE");

(8) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee for the Term Banks and the Agent (the "SECOND SECURITY TRUSTEE"); and

(9)    THE BANKS (as defined below).

IT IS AGREED as follows:


1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS
       In this Agreement:

       "ACCESSION MEMORANDUM" means a Borrower Accession Memorandum or a Guarantor Accession Memorandum.

       "ACCOUNTANTS' REPORT" means the report prepared by the Target's accountants, Arthur Andersen, dated 14 February 2000 and splitting the Target's financial statements for its financial years ended 31 March 1997, 31 March 1998 and 31 March 1999 between the CWC ConsumerCo Business and the CWC DataCo Business (as set out in Part A of Appendix 8 of the CWC Circular).

       "ACQUISITION" means the acquisition by NTL Holdings of the issued share capital of CWC Holdings pursuant to the Transaction Agreement.

       "ACQUISITION DATE" means the date on which the Acquisition is completed, being a date on or prior to 31 March 2001.

       "ADDITIONAL BORROWER" means any company which has become an Additional Borrower under the Revolving Facility in accordance with Clause 37 (Additional Borrowers).

       "ADDITIONAL FINANCE PROVIDER" means any financial institution named in
       Schedule 17 (The Additional Finance Providers).

       "ADDITIONAL FINANCE PROVIDER ACCESSION DATE" means, in relation to an Additional Finance Provider, the date specified as such in its Additional Finance Provider Accession Undertaking.

       "ADDITIONAL FINANCE PROVIDER ACCESSION UNDERTAKING" means an undertaking substantially in the form set out in Schedule 18 (Form of Additional Finance Provider Accession Undertaking).

       "ADDITIONAL OBLIGOR" means an Additional Borrower or a Guarantor.

       "ADVANCE" means a Revolving Advance or a Term Advance.

       "ASSET ADJUSTMENT PAYMENTS" means:

       (a) a payment made by a member of the Target Group to a company carrying on the CWC DataCo Business, in respect of a transfer of assets from that company carrying on the CWC DataCo Business to such a member of the Target Group; or

       (b) a payment made by a company carrying on the CWC DataCo Business to a member of the Target Group, in respect of a transfer of assets from such a member of the Target Group to that company carrying on the CWC DataCo Business, in each case in accordance with the terms of the Transaction Agreement and where either Cable & Wireless is obliged to reimburse NTL Holdings or the member of the Target Group in respect of a payment made by a member of the Target Group under paragraph (a) or NTL Holdings is obliged to reimburse Cable & Wireless or the company carrying on the CWC DataCo Business in respect of a payment received by a member of the Target Group pursuant to paragraph (b).

       "ASSET PASSTHROUGH" means a series of transactions, commencing with a transaction between NTL UK and a member of the UK Group, which may be followed by one or more similar transactions between various members of the UK Group, and culminating with a similar transaction between a member of the UK Group and a Final Asset Transferee, the purpose of which is to enable NTL UK to indirectly transfer assets to that Final Asset Transferee by way of transfers of those assets to and from (and, if necessary, between) one or more members of the UK Group in such a manner as to be neutral to the UK Group taken as a whole PROVIDED THAT:

       (a) the consideration payable (if any) by the first member of the UK Group to acquire such assets to NTL UK comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Subordinated Funding;

       (b) if the Parent (having acquired such assets from NTL UK) transfers them on to another member of the UK Group, the consideration payable by such a member of the UK Group comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Parent Funding;

       (c) the consideration payable by the Final Asset Transferee is equal to the consideration received or receivable by NTL UK;

       (d) the consideration payable by each member of the UK Group participating in such a series of transactions is equal in value;

       (e) all of the transactions comprising such a series of transactions (from and including the transfer of the assets by NTL UK to and including the acquisition of those assets by the Final Asset Transferee) are completed within two Business Days; and

       (f) upon completion of all of the transactions comprising such a series of transactions, no person (other than another member of the UK Group) has any recourse to any member of the UK Group in relation to such a series of transactions (other than in respect of (i) the Subordinated Funding mentioned in paragraph (a) above and (ii) covenants as to title provided in favour of the Final Asset Transferee on the same terms as such covenants provided in favour of the Initial Asset Transferor in respect of the relevant assets).

       "ASSIGNED DEBT" means any loan made by the Parent to any other member of the UK Group, where on and after the Pushdown Date the Parent's rights in respect of any such loan which is outstanding on or after the Pushdown Date have been assigned to the Security Trustee and the Second Security Trustee pursuant to the Parent Intra-Group Loan Assignment and the Second Parent Intra-Group Loan Assignment (but without prejudice to the ability to make or repay such a loan prior to the Pushdown Date).

       "AUTHORISED SIGNATORY" means, in relation to the Parent, the CWC Parent, NTL CC, NTL UK, an Obligor or proposed Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Agent) and in respect of whom the Agent has received a certificate signed by a director or another Authorised Signatory of the Parent, the CWC Parent, NTL CC, NTL UK or, as the case may be, such Obligor or proposed Obligor setting out the name and signature of such person and confirming such person's authority to act.

       "AVAILABLE COMMITMENT" means, in relation to a Bank at any time, the aggregate of its Available Revolving Commitment and, prior to the last day of the Term Availability Period, its Term Commitment.

       "AVAILABLE EXCESS CASH FLOW" means, at any time, the aggregate Excess Cash Flow generated in respect of each financial year of the Parent, commencing with the financial year ended 31 December 2003, less the amount of such Excess Cash Flow (in respect of each such financial year) which is required to be used (in respect to such financial year) to prepay the Loan in accordance with Clause 14.1 (Mandatory Prepayment from Excess Cash Flow).

       "AVAILABLE REVOLVING COMMITMENT" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, its Revolving Commitment at such time LESS its share of the Revolving Advances which are then outstanding, and not due for repayment, PROVIDED THAT such amount shall not be less than zero.

       "AVAILABLE REVOLVING FACILITY" means, at any time, the aggregate amount of the Available Revolving Commitments adjusted, in the case of any proposed drawdown, so as to take into account:

       (a) any reduction in the Revolving Commitment of a Revolving Bank pursuant to the terms hereof;

       (b) the amount of any Revolving Advance which, pursuant to any other drawdown, is to be made; and

       (c)     the amount of any Revolving Advance which is due to be repaid,

       on or before the proposed drawdown date.

       "AVAILABLE WORKING CAPITAL AMOUNT" means, at any time, the then Available Revolving Facility less the amount of the Existing Target Indebtedness which remains outstanding at such time.

       "AVERAGE REVENUE CONTRIBUTIONS" means, in respect of any asset at any time:

                                      A + B
                                     ------
                                        2
       where:

        A = the revenue generated by, or attributable (whether in whole or in part) to, such asset during the immediately preceding financial year of the Parent, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group and, prior to the Pushdown Date, the consolidated revenue of the Target Group for such a financial year; and

        B = the revenue generated by, or attributable (whether in whole or in part) to, such asset during the financial year of the Parent preceding that referred to in A above, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group and, prior to the Pushdown Date, the consolidated revenue of the Target Group for such financial year.

       "BANK" means a Revolving Bank or a Term Bank.

       "BCM NOTES" means the 3.5 per cent. convertible loan notes due March 2001 and the 5.0 per cent. convertible loan notes due July 2001, in each case issued by Cable & Wireless Communications (B) Limited.

       "BORROWER ACCESSION MEMORANDUM" means a memorandum substantially in the form set out in Schedule 7 (Form of Borrower Accession Memorandum).

       "BORROWERS" means the Post-Novation Borrower (or, prior to the Pushdown Date, the Pre-Novation Borrower) and each Additional Borrower, PROVIDED THAT such company has not been released from its rights and obligations hereunder in accordance with Clause 37.3 (Resignation of a Borrower).

       "BUDGET" means a budget delivered by the Parent to the Agent pursuant to Clause 21.5 (Budgets).

       "BUSINESS DAY" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in both London and New York.

       "BUSINESS PLAN" means the financial model including profit and loss accounts, balance sheets and cashflow projections, in the agreed form, relating to the UK Group (for these purposes assuming that the Pushdown has been completed), as set out in annex 16 of the Information Memorandum.

       "C&W (UK) HOLDINGS" means Cable & Wireless (UK) Holdings plc, a company incorporated in England and Wales (company number 3888319), being (after the Scheme Effective Date) a wholly owned subsidiary of Cable & Wireless.

       "CABLE & WIRELESS" means Cable & Wireless plc, a company incorporated in England and Wales (company number 238525).

       "CABLE & WIRELESS DEBT" means Financial Indebtedness owed by any members of the Target Group to Cable & Wireless and certain other members of the CWC DataCo Business.

       "CABLE & WIRELESS LOAN" means a loan of up to Pound Sterling50,000,000 from CWC Holdings to Cable & Wireless, made in relation to the costs incurred by the CWC ConsumerCo Business in connection with separation of the CWC ConsumerCo Business and the CWC DataCo Business (as provided for in the Transaction Agreement).

       "CABLE BUSINESS" means:

       (a) the business of directly or indirectly operating, or owning a license to operate, a cable and/or television and/or telephone and/or telecommunications system or service principally within the United Kingdom and/or in Ireland; and

       (b)     any Cable Related Business.

       "CABLE RELATED BUSINESS" means a business which directly, or indirectly, owns or provides a service or product used in a Cable Business, including, without limitation, any television programming, production and/or licensing business or any programming guide or telephone directory business or content or software related thereto.

       "CAPITAL EXPENDITURE" means expenditure on the acquisition or improvement of an asset which would be treated as a capital asset in accordance with generally accepted accounting principles in the United Kingdom.

       "CAXTON" means Caxton Holdings Limited, a company incorporated in England and Wales (company number 3840888), being (prior to the First Caxton
       Sale) a wholly owned subsidiary of the Target which, together with its subsidiaries, carries on the CWC DataCo Business.

       "CERTAIN FUNDS EVENTS OF DEFAULT" means any circumstance constituting an Event of Default under any of the following Clauses:

       (a) Clause 24.7 (Insolvency and Rescheduling), Clause 24.8 (Winding-up) or, solely in relation to Clause 24.7 (Insolvency and Rescheduling) and Clause 24.8 (Winding-up), Clause 24.10 (Analogous Events), in each case to the extent such relates to NTL CC and/or the Pre-Novation Borrower; and

       (b)     Clause 24.13 (Illegality).

       "CERTAIN FUNDS PERIOD" means the period from and including the Execution Date to (and including) the date falling two Business Days after the Acquisition Date.

       "CHARGED ACCOUNT" means the NTL CC Charged Account or, as the case may be, the NTL Charged Account.

       "CODE" means the City Code on Takeovers and Mergers.

       "COMMITMENT" means, in relation to a Bank at any time, the aggregate of its Revolving Commitment and its Term Commitment.

       "COMPLIANCE CERTIFICATE" means a certificate substantially in the form set out in Schedule 6 (Form of Compliance Certificate).

       "CONFIDENTIALITY UNDERTAKING" means a confidentiality undertaking in the standard form from time to time of the LMA or in such other form as may be agreed between the Parent and the Agent addressed to the Parent.

       "COURT" means the High Court of Justice of England and Wales.

       "COURT MEETING" means the meeting of the holders of the shares of Target summoned by the Court and directed to consider and vote on whether to approve the Scheme pursuant to Section 425.

       "COVENANT GROUP" means NTL CC and any subsidiary of NTL CC which is a holding company of the Parent.

       "CWC ACCESSION MEMORANDUM" means a memorandum substantially in the form set out in Schedule 9 (CWC Accession Memorandum), by which CWC Holdings will accede hereto as both a Guarantor and the CWC Parent.

       "CWC CIRCULAR" means the circular to the Target's shareholders dated 14 February 2000 (as supplemented by a circular dated 3 March 2000), relating to the Scheme and the proposed acquisition of the CWC DataCo Business by Cable & Wireless and the CWC ConsumerCo Business by NTL Holdings.

       "CWC CONSUMERCO BUSINESS" means the residential cable, business cable, indirect residential telephony, residential internet and digital television development and services businesses owned and operated by the Target and its subsidiaries.

       "CWC CREDIT AGREEMENT" means the credit agreement dated 19 March 1997 (as amended and restated on 31 March 1998) between, among others, the Target and certain financial institutions.

       "CWC DATACO BUSINESS" means the corporate, business, internet protocol and wholesale operations carried on by the Target and its subsidiaries prior to the First Caxton Sale.

       "CWC HOLDINGS" means Cable & Wireless Communications (Holdings) plc, a company incorporated in England and Wales with company number 3922682.

       "CWC HOLDINGS CAPITAL REDUCTION" means the reduction in the share capital of CWC Holdings occurring prior to the Acquisition, such a reduction being confirmed by the Court in accordance with section 135 of the Companies Act 1985.

       "CWC HOLDINGS INTRA-GROUP LOAN ASSIGNMENT" means the assignment in the agreed form executed or to be executed by CWC Holdings in favour of the Security Trustee, assigning CWC Holding's rights in respect of loans made or to be made by it to the Target and other members of the Target Group.

       "CWC HOLDINGS SHARE CHARGE" means the share charge in agreed form executed or to be executed by CWC Holdings in favour of the Security Trustee relating to the issued share capital of the Target.

       "CWC PARENT" means CWC Holdings, once such has acceded hereto as the CWC Parent in accordance with Clause 38.4 (Accession of CWC Parent).

       "DEBENTURES" means the debentures, in the agreed forms, executed or to be executed in connection herewith, creating first ranking (or, in the case of the Second Security Documents, second ranking (ranking only behind the first ranking security created pursuant to the Security Documents)) fixed and floating charges over the whole of the assets and undertaking of the entity party thereto as Obligor save to the extent that such assets include:

       (a)     shares or any other interests in or assets of a Project Company;

       (b) shares in a Target Group Excluded Subsidiary or shares in a UK Group Excluded Subsidiary;

       (c)     shares in Cable Guide Limited; or

       (d) in respect of CableTel Limited, CableTel Investments Limited, Maza Limited, Northampton Cable Limited and Herts Cable Limited, assets which are used by or the interests in either of the Telecential Partnerships where the terms of the partnership deeds relating thereto prohibit the granting of security over those interests or assets or the granting of such security could reasonably be expected to result in a breach of a fiduciary duty.

       and includes, where the context so admits, any further or supplemental charge or security granted pursuant thereto.

       "DEBT ADJUSTMENT PAYMENTS" means:

       (a) in the event that the members of the Target Group are found to have had excessive indebtedness as at the Acquisition Date, the payment of cash or the issue of Cable & Wireless shares to NTL Holdings; or

       (b) in the event that the members of the Target Group are found to have had insufficient indebtedness as at the Acquisition Date, the payment of a sum equal to such an insufficient amount of indebtedness by NTL Holdings to Cable & Wireless, in each case in accordance with the terms of the Transaction Agreement.

       "DIAMOND NOTES" means the:

       (a) 13 1/4% senior discount notes due 30 September 2004, with a principal amount at maturity of $285,000,000, issued by Diamond Cable Communications plc;

       (b) 11 3/4% senior discount notes due 15 December, 2005, with a principal amount at maturity of $531,000,000, issued by Diamond Cable Communications plc;

       (c) 10 3/4% senior discount notes due 15 February 2007, with a principal amount at maturity of $421,000,000, issued by Diamond Cable Communications plc;

       (d) 10% senior notes due 1 February 2008 with a principal amount at maturity of Pound Sterling135,000,000, issued by Diamond Holdings plc; and

       (e) 9 1/8% senior notes due 1 February 2008 with a principal amount at maturity of $110,000,000, issued by Diamond Holdings plc.

       "DISCLOSURE LETTER" means the letter, in the agreed form, dated on or about the Execution Date from the Parent to the Agent (on behalf of the Finance Parties) setting out various matters to be excluded from certain representations and covenants in this Agreement.

       "DISPUTE" means any dispute referred to in Clause 45 (Jurisdiction).

       "DORMANT SUBSIDIARY" means, at any time, any subsidiary of the Parent or the CWC Parent which is "dormant" as defined in Section 250(3) of the Companies Act 1985.

       "EBITDA" has the meaning given to it in Clause 22.3 (Financial Definitions).

       "EGM" means the extraordinary general meeting of the Target convened to consider and vote on the resolutions necessary to implement the Scheme.

       "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

       "EMU LEGISLATION" means legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states, being in part legislative measures to implement the third stage of EMU.

       "ENCUMBRANCE" means (a) a mortgage, standard security, charge, pledge, lien or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person or (c) any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect.

       "ENVIRONMENTAL CLAIM" means any claim, proceeding or investigation by any person pursuant to any Environmental Law.

       "ENVIRONMENTAL LAW" means any applicable law in any jurisdiction in which any member of the UK Group (or, prior to the Pushdown Date, the Pre-Novation Borrower or any member of the UK Group and/or the Target Group) conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

       "ENVIRONMENTAL PERMITS" means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the UK Group (or, prior to the Pushdown Date, the Pre-Novation Borrower or any member of the UK Group and/or the Target Group) conducted on or from the properties owned or used by the relevant member of the UK Group (or, prior to the Pushdown Date, the Pre-Novation Borrower or any member of the UK Group and/or the Target Group).

       "EVENT OF DEFAULT" means any circumstance described as such in Clause 24 (Events of Default).

       "EXCESS CAPACITY NETWORK SERVICES" means the provision of network services, or agreement to provide network services, by the Pre-Novation Borrower or a member of the Target Group or a member of the UK Group in favour of one or more of its affiliates where such network services are only provided in respect of the capacity available to the Pre-Novation Borrower, such member of the Target Group or member of the UK Group in excess of that network capacity it requires to continue to provide current services to its existing and projected future customers and to allow it to provide further services to both its existing and projected future customers in accordance with the Business Plan.

       "EXCESS CASH FLOW" has the meaning given to it in Clause 22.3 (Financial Definitions).

       "EXCLUDED CONTRIBUTIONS" means the cash proceeds of any:

       (a) Financial Indebtedness or equity raised by members of the Covenant Group on or before 31 December 2002, the aggregate amount of which does not exceed Pound Sterling750,000,000 (or its equivalent) and PROVIDED THAT:

               (i) in the case of any Financial Indebtedness incurred by a member of the Covenant Group on or after the Execution Date and before the Term Effective Date the final maturity date of such Financial Indebtedness is a date falling no earlier than the date twelve months after the Revolving Termination Date; and

               (ii) in the case of any Financial Indebtedness incurred by a member of the Covenant Group on or after the Term Effective Date, the final maturity of such Financial Indebtedness is a date falling no earlier than the date six months after the Term Final Maturity Date.

       (b) equity issued by NTL CC to any other members of the NTL Holding Group, up to an aggregate amount of Pound Sterling25,000,000 (or its equivalent) in any financial year of NTL CC; and

       (c)     Permitted Refinancings.

       "EXECUTION DATE" means 30 May 2000.

       "EXISTING HEDGING" means the Hedging Agreements of members of the Target Group in existence on the Acquisition Date.

       "EXISTING PERFORMANCE BONDS" means:

       (a) performance bonds in an aggregate amount of up to Pound Sterling7,100,000 issued by Zurich Re at the request of certain members of the Target Group;

       (b) performance bonds in an aggregate amount of up to Pound Sterling1,139,199 issued by National Westminster Bank Plc at the request of certain members of the Target Group; and

       (c) performance bonds in an aggregate amount of up to Pound Sterling2,800,000 issued by National Westminster Bank Plc at the request of certain members of the UK Group.

       "EXISTING TARGET INDEBTEDNESS" means the Financial Indebtedness of CWC Holdings and each of its subsidiaries outstanding on the Acquisition Date including, without limitation, Financial Indebtedness in respect of:

       (a)     the Yankee Bonds;

       (b)     the Sterling Bonds;

       (c)     the CWC Credit Agreement;

       (d)     the BCM Notes;

       (e)     the Videotron Mortgage;

       (f)     the NatWest Finance Leases;

       (g)     the Vehicle Finance Leases;

       (h)     the Overdraft Facilities;

       (i)     the High Yield Bonds;

       (j)     the Receivables Purchase Facility;

       (k)     the Cable & Wireless Debt;

       (l)     the Existing Hedging;

       (m)     the South Herts Facility; and

       (n)     the TWTV Debt.

       "FACILITY" means the Revolving Facility or the Term Facility.

       "FACILITY OFFICE" means, in relation to the Agent, the office identified with its signature below or such other office as it may select by notice and, in relation to any Bank, the office notified by it to the Agent in writing prior to the date hereof (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee or, in relation to an Additional Finance Provider, in its Additional Finance Provider Accession Undertaking) or such other office as it may from time to time select by notice to the Agent.

       "FINAL ASSET TRANSFEREE" means the member of the Group, other than a member of the UK Group, who is the final transferee in respect of a transfer from NTL UK, through one or more members of the UK Group.

       "FINANCE DOCUMENTS" means this Agreement, any Borrower Accession Memorandum delivered hereunder, any Guarantor Accession Memorandum delivered hereunder, the letters referred to in Clause 26.6 (Agency and Other Fees), any Secured Hedging Agreement, the Security Documents, the Second Security Documents, the Security Trust Agreement, the Second Security Trust Agreement, the NTL UK Revolving Bank Subordination Agreement, the NTL UK Term Bank Subordination Agreement, the NTL Subordination Agreement, any Subordination Agreement and any other document designated as such by the Agent and the Relevant Obligor.

       "FINANCE PARTIES" means, at any time, the Agent, the Arrangers, the Security Trustee, the Second Security Trustee, the Banks and the Hedge Counterparties at such time.

       "FINANCIAL INDEBTEDNESS" means any indebtedness for or in respect of:

       (a)     Indebtedness for Borrowed Money;

       (b) any documentary or standby letter of credit facility or performance bond facility;

       (c) any Hedging Agreement (and the amount of the Financial Indebtedness in relation thereto shall be calculated by reference to the mark-to-market valuation of such transaction at the relevant time); and

       (d) (without double counting) any guarantee or indemnity for any of the items referred to in paragraphs (a) to (c) above.

       "FINANCIAL QUARTER" has the meaning given to it in Clause 22.3 (Financial Definitions).

       "FIRST CAXTON SALE" means the transfer, after the Scheme Effective Date, of Caxton by the Target to CWC Holdings, as authorised by the Scheme, such a transfer being made at book value (subject to adjustment under Schedule 19 of the Transaction Agreement), on terms that the price payable by CWC Holdings is left outstanding to the extent that CWC Holdings does not assume at least a corresponding amount of indebtedness of the Target in consideration for the sale of Caxton.

       "FORCED DRAW" means a utilisation of the Working Capital Facility made as a result of the lenders under the Working Capital Facility exercising their right to require the Parent, in its capacity as the borrower under the Working Capital Facility, to draw an advance thereunder.

       "FUNDED EXCLUDED SUBSIDIARY" means, in respect of a UK Group Funding Passthrough, a UK Group Excluded Subsidiary or, prior to the Pushdown Date and in respect of a Target Group Funding Passthrough, a Target Group Excluded Subsidiary which:

       (a) indirectly receives funding from NTL UK (in respect of a UK Group Funding Passthrough) or a member of the NTL Holding Group (in respect of a Target Group Funding Passthrough); and/or

       (b) by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by it, makes a payment to NTL UK (in respect of a UK Group Funding Passthrough) or a member of the NTL Holding Group (in respect of a Target Group Funding Passthrough).

       "FUNDING PASSTHROUGH" means either a UK Group Funding Passthrough or a Target Group Funding Passthrough.

       "GROUP" means NTL Holdings and its subsidiaries for the time being.

       "GROUP REPRESENTATIVE" means the Post-Novation Borrower, acting as representative of the Obligors and as provider of information in relation to members of the UK Group (and, prior to the Pushdown Date, the Pre-Novation Borrower in relation to members of the Target Group).

       "GROUP STRUCTURE CHARTS" means:

       (a) the structure chart showing (at least) the UK Group and the NTL Holding Group, in the agreed form; and

       (b) the structure chart showing the Target Group (in a form similar to the structure chart referred to in paragraph (a) above).

       "GUARANTOR" means any company listed in Schedule 20 (The Guarantors) or any company which has become a Guarantor in accordance with Clause 38 (Accession of

       Guarantors and the CWC Parent) PROVIDED THAT (in either case) such company has not been released from its rights and obligations hereunder in accordance with Clause 38.3 (Resignation of a Guarantor).

       "GUARANTOR ACCESSION MEMORANDUM" means, in respect of the accession of CWC Holdings as a Guarantor, the CWC Accession Memorandum or, in all other cases, a memorandum substantially in the form set out in Schedule 8 (Form of Guarantor Accession Memorandum).

       "HEDGE COUNTERPARTY" means a Bank who has agreed to enter into a Secured Hedging Agreement which complies with the provisions of this Agreement.

       "HEDGING AGREEMENT" means an agreement in respect of an interest rate swap, currency swap, forward foreign exchange transaction, cap, floor, collar or option transaction or any other treasury transaction or any combination thereof or any other transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

       "HEDGING LIABILITIES" means all present and future sums and actual or contingent liabilities and obligations payable, owing, due or incurred by a member of the UK Group to any Hedge Counterparty pursuant to the terms of any Secured Hedging Agreement.

       "HEDGING STRATEGY" means the hedging strategy adopted by the Parent from time to time for the sole purpose of hedging the UK Group's (and, adopted by the CWC Parent prior to the Pushdown Date, for the sole purpose of hedging the Target Group's) then existing interest rate or currency risk exposure in connection with its ordinary business acting reasonably and prudently and not for speculative or proprietary trading purposes.

       "HIGH YIELD BONDS" means:

       (a) the $256,225,000 11 per cent. senior discount notes due 2005 issued by Cable & Wireless Communications (V) Holdings Limited (formerly known as Videotron Holdings plc) pursuant to an indenture dated 15 August 1995 (as supplemented);

       (b) the $490,213,555 11.95 per cent. senior discount notes due 2004 issued by Cable & Wireless Communications (B) Limited (formerly known as Bell Cablemedia plc) pursuant to an indenture dated 22 July 1994 (as supplemented); and

       (c) the $489,115,000 11.875 per cent. senior discount notes due 2005 issued by Cable & Wireless Communications (B) Limited pursuant to an indenture dated 18 September 1995 (as supplemented),

       PROVIDED THAT the covenants in relation thereto have been fully defeased and the aggregate principal amount of the remaining indebtedness thereunder is less than $3,200,000.

       "ICTA" means the Income and Corporation Taxes Act 1988.

       "INCREMENTAL FACILITY" means a facility of up to a maximum aggregate amount of Pound Sterling300,000,000 which may be made available to members of the UK Group following a request by the Parent pursuant to Clause 5 (Incremental Facility).

       "INDEBTEDNESS FOR BORROWED MONEY" means any indebtedness for or in respect of:

       (a)     moneys borrowed;

       (b) any amount raised by acceptance under any acceptance credit facility;

       (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument (for the avoidance of doubt excluding any such instrument issued solely by way of consideration for the acquisition of assets where such an instrument is not issued for the purpose of raising finance);

       (d) any amount raised pursuant to any issue of shares which are expressed to be redeemable in cash (other than (i) shares redeemable after 30 September 2009 and (ii) redeemable shares issued by way of consideration for the acquisition of assets where such shares are not issued for the purpose of raising finance);

       (e) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with generally accepted accounting principles in the relevant jurisdiction, be treated as a finance or capital lease;

       (f) the amount of any liability in respect of any advance or deferred purchase agreement if the primary reason for entering into such agreement is to raise finance;

       (g) receivables sold or discounted (other than on a non-recourse basis);

       (h) any agreement or option to re-acquire an asset if the primary reason for entering into such agreement or option is to raise finance;

       (i) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and

       (j) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.

       "INFORMATION MEMORANDUM" means the document concerning the CWC ConsumerCo Business and the UK Group and the Target Group which, at NTL Inc.'s and the Parent's request and on their behalf, was prepared in relation to this transaction and distributed by the Arrangers to selected banks during May 2000 (as the same may be updated on or before the Syndication
       Date).

       "INITIAL SECURITY" means the CWC Holdings Share Charge, the CWC Holdings Intra-Group Loan Assignment, the Pre-Novation Borrower Intra-Group Loan Assignment, the NTL Intra-Group Loan Assignment, the NTL Security Over Cash Agreement and the Pre-Novation Borrower Security Over Cash Agreement.

       "INSTRUCTING GROUP" means, at any time, a Bank or Banks whose Commitments amount (or, if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty-six and two thirds per cent. of the Total Commitments.

       "INSURANCE PROCEEDS" means the proceeds of any insurance claim intended to compensate for damage to any asset or interruption of business received by any member of the UK Group or, prior to the Pushdown Date, any member of the Target Group, after deducting:

       (a) any reasonable out of pocket expenses incurred by any member of the UK Group or, as the case may be, Target Group in relation to such a claim; and

       (b) proceeds relating to third party claims, which are applied towards meeting such claims.

       "INTELLECTUAL PROPERTY" means all patents, trade marks, service marks, designs, copyrights, design rights, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests, whether registered or unregistered, and the benefit of all licences, applications and rights to use such intellectual property now or hereafter belonging to any member of the UK Group and, prior to the Pushdown Date, any member of the Target Group.

       "INTERCREDITOR AGREEMENT" means the agreement dated on or about the Execution Date, as amended on the Term Effective Date, between the Banks, the lenders under the Working Capital Facility, the Agent, the Working Capital Facility Agent, and the Security Trustee, by which the lenders under the Working Capital Facility undertake certain obligations in respect of their rights under the Working Capital Facility.

       "INTEREST PERIOD" has the meaning ascribed in Clause 7.1 (Interest Periods) in relation to any Term Advance and the meaning ascribed in Clause 28.1 (Default Interest Periods) in relation to any Unpaid Sum.

       "INTRA-GROUP LOAN ASSIGNMENT" means each assignment in the agreed form executed or to be executed by a member of the NTL Holding Group in favour of the Security Trustee, assigning the assignor's rights in respect of loans made or to be made by it to the Pre-Novation Borrower or members of the Target Group.

       "INTRA-GROUP SERVICES" means:

       (a) the provision of services by a member of the UK Group or, prior to the Pushdown Date, the Pre-Novation Borrower to a member of the Group, where such member of the Group requires those services to enable it to carry on its business and PROVIDED THAT the consideration for the provision thereof is in the reasonable opinion of the Parent no less than the cost (save in any immaterial respect) incurred by such member of the UK Group or Pre-Novation Borrower in providing such services;

       (b) the provisions of services constituted by NTL Group Limited employing personnel, acting as agent to buy equipment or other assets or services or trade with residential customers on behalf of other members of the Group, where the costs of such employment or purchasing and the costs and revenues generated by such trading are in the reasonable opinion of the Parent reimbursed by or distributed (save in any immaterial respect) to the relevant Group member; and

       (c) the provision of services constituted by the Pre-Novation Borrower acting as agent to trade with business customers on behalf of other members of the Group, where the costs and revenues of such trading are in the reasonable opinion of the Parent reimbursed by or distributed (save in any immaterial respect) to the relevant Group Member.

       "IRELAND" means the Republic of Ireland.

       "LIBOR" means, in relation to any amount to be advanced to or owing by an Obligor under the Finance Documents on which interest for a given period is to accrue:

       (a) the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the British Bankers Association Interest Settlement Rate for sterling (being currently "3750") or the currency of any Unpaid Sum for such period as of 11.00 a.m. on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying the British Bankers Association Interest Settlement Rate for sterling (or the currency of such Unpaid
               Sum) as the Agent, after consultation with the Revolving Banks or, as the case may be, the Term Banks and the Relevant Obligor, shall select; or

       (b) if no quotation for sterling (or the currency of such Unpaid Sum) and the relevant period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to five decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the London interbank market deposits in sterling (or the currency of such Unpaid Sum) for such period as of 11.00 a.m. on the Quotation Date for such period.

       "LICENCES" means each licence which is material to the conduct of the business of any member of the UK Group or, prior to the Pushdown Date, any member of the Target Group.

       "LMA" means the Loan Market Association.

       "LOAN" means, at any time, the aggregate of the Revolving Loan and the Term Loan.

       "MANDATORY COST RATE" means the rate determined in accordance with
       Schedule 12 (Mandatory Costs).

       "MATERIAL ADVERSE EFFECT" means:

       (a) in respect of the Pre-Novation Borrower only (until such time as it becomes a member of the UK Group), a material adverse effect on (i) the business, operations, property or condition (financial or otherwise) of the Pre-Novation

               Borrower or (ii) the ability of the Pre-Novation Borrower to perform its material obligations under the Finance Documents to which it is a party; and

       (b) in all other cases, a material adverse effect on (i) the business, operations, property or condition (financial or otherwise) of the UK Group taken as a whole (or, prior to the Pushdown Date, either the UK Group taken as a whole and/or the Target Group taken as a whole) or (ii) the ability of any Obligor to perform its material obligations under the Finance Documents to which it is a party.

       "MATERIAL COMMERCIAL CONTRACTS" means any commercial agreements entered into by any member of the UK Group or, prior to the Pushdown Date, the Pre-Novation Borrower or any member of the UK Group and/or the Target Group which are reasonably likely to be material to the business or prospects of, in the case of the Pre-Novation Borrower, its business or prospects or, in the case of any member of the UK Group, the UK Group taken as a whole (or, prior to the Pushdown Date, either the UK Group taken as a whole and/or the Target Group taken as a whole).

       "MEETINGS" means each of the Court Meeting and EGM.

       "NATWEST FINANCE LEASES" means:

       (a) the two finance leases dated 7 September 1995 (as amended on 6 October 1999) between Cable & Wireless Communications (Leeds) Limited as lessee, NatWest Lessors Limited as lessor and Cable & Wireless Communications Holdings (Leeds) Limited as guarantor; and

       (b) the two finance leases dated 22 March 1996 (as amended on 6 October 1999) between (among others) Cable & Wireless Communications (South East) Limited as lessee and NatWest Lessors Limited as lessor.

       "NET AVERAGE REVENUE CONTRIBUTIONS" means, at any time:

       (a) the aggregate of the Average Revenue Contributions of all assets disposed of by members of the UK Group and, prior to the Pushdown Date, the Target Group under paragraph (g) of the definition of Permitted Disposals, less

       (b) the aggregate of the estimated Average Revenue Contributions of all assets acquired by members of the UK Group and, prior to the Pushdown Date, the Target Group either in exchange for, or out of the proceeds of the disposal of, assets disposed of under paragraph (g) of the definition of Permitted Disposals (such estimated Average Revenue Contributions to be reasonably agreed between either the CWC Parent or the Parent and the Agent on the basis of the revenues such acquired assets could have reasonably been expected to have generated for the two financial years of the Parent immediately preceding the date of their acquisition, had such assets been owned by the relevant member of the UK Group or Target Group throughout those two financial years).

       "NEW YORK OFFICE EXPENSES" means, in relation to any financial year of NTL Holdings, the expenses (including taxes) so described and specified in relation to such financial year in the Business Plan.

       "NOTICE OF DRAWDOWN" means a notice substantially in the form set out in
       Schedule 4 (Notice of Drawdown).

       "NOTICE PERIOD" means, in relation to an Advance:

       (a) the period commencing ten Business Days before the proposed date for the making of that Advance and ending 2.00 p.m. three Business Days before the proposed date for the making of that Advance; or

       (b) such later time as all of the Revolving Banks or, as the case may be, all of the Term Banks may agree.

       "NTL CC" means NTL Communications Corp.

       "NTL CC CHARGED ACCOUNT" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of NTL CC over which first ranking security has been granted in favour of the Security Trustee pursuant to the NTL CC Security Over Cash Agreement and second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security has been granted in favour of the Second Security Trustee pursuant to the Second NTL CC Security Over Cash Agreement, into which members of the UK Group make deposits for the purpose of making Permitted Payments in accordance with paragraph (f) of the definition thereof.

       "NTL CC NOTES" means, to the extent such have been issued in either the domestic or the international capital markets, the bonds, notes or similar public debt instruments issued by NTL CC and outstanding at the date of this Agreement.

       "NTL CC SECURITY OVER CASH AGREEMENT" means the assignment and charge in the agreed form executed or to be executed by NTL CC in favour of the Security Trustee, assigning and charging NTL CC's rights in respect of sums deposited in the NTL CC Charged Account.

       "NTL CHARGED ACCOUNT" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of NTL Inc. over which first ranking security has been granted in favour of the Security Trustee pursuant to the NTL Security Over Cash Agreement and over which, prior to the making of a payment into such account, second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security has been granted in favour of the Second Security Trustee pursuant to the Second NTL Security Over Cash Agreement, into which members of the UK Group or, prior to the Pushdown Date, the Pre-Novation Borrower or members of the Target Group make deposits for the purpose of making Permitted Payments in accordance with either paragraph (f) or paragraph (g) of the definition thereof.

       "NTL HOLDING GROUP" means NTL Holdings and the Parent's other holding companies.

       "NTL HOLDINGS" means NTL Incorporated (formerly named NTL Holdings Incorporated), a company incorporated in Delaware which became the holding company of NTL Inc. with effect from the effective date of the CWC Holdings Capital Reduction.

       "NTL INC." means NTL (Delaware) Incorporated (formerly named NTL Incorporated), a company incorporated in Delaware.

       "NTL INC. BUSINESS PLAN" means the long term financial plan warranted by NTL Inc. and NTL Holdings to SFG VI Inc in connection with an investment made by SFG VI Inc in NTL Inc. and NTL Holdings in June 2001.

       "NTL INTRA-GROUP LOAN ASSIGNMENT" means the assignment in the agreed form executed or to be executed by NTL Inc. in favour of the Security Trustee, assigning NTL Inc.'s rights in respect of loans made or to be made by it to the Pre-Novation Borrower and members of the Target Group.

       "NTL SECURITY OVER CASH AGREEMENT" means the assignment and charge in the agreed form executed or to be executed by NTL Inc. in favour of the Security Trustee, assigning and charging NTL Inc.'s rights in respect of sums deposited in the NTL Charged Account.

       "NTL SUBORDINATION AGREEMENT" means the subordination agreement in the agreed form between NTL Inc. as the lender, the Pre-Novation Borrower as borrower and the Security Trustee, pursuant to which, whilst sums remain outstanding under the Finance Documents, no payments of interest, repayments of principal or any other payments of any kind can be made in respect of indebtedness owed by the Pre-Novation Borrower and members of the Target Group to NTL Inc., save for certain Permitted Payments

       "NTL TRIANGLE ACCESSION" means the accession of the members of the NTL Triangle Sub-Group as Guarantors in accordance with Clause 38.5 (NTL Triangle Accession).

       "NTL TRIANGLE SUB-GROUP" means NTL Triangle LLC and its subsidiaries from time to time.

       "NTL UK" means NTL (UK) Group, Inc., a company incorporated in Delaware.

       "NTL UK INTRA-GROUP LOAN ASSIGNMENT" means the assignment in the agreed form executed by NTL UK on the Pushdown Date in favour of the Security Trustee, assigning NTL UK's rights in respect of loans made or to be made by it to members of the UK Group.

       "NTL UK REVOLVING BANK SUBORDINATION AGREEMENT" means the subordination agreement in the agreed form between NTL UK as the lender, the Parent as the borrower and the Security Trustee, pursuant to which, whilst sums remain outstanding under the Finance Documents, no payments of interest, repayments of principal or any other payments of any kind can be made in respect of indebtedness owed by the Parent to NTL UK, save for certain Permitted Payments.

       "NTL UK TERM BANK SUBORDINATION AGREEMENT" means the subordination agreement in the agreed form between NTL UK as the lender, the Parent as the borrower and the

       Second Security Trustee, pursuant to which, whilst sums remain outstanding under the Term Facility, no payments of interest, repayments of principal or any other payments of any kind can be made in respect of indebtedness owed by the Parent to NTL UK, save for certain Permitted Payments.

       "OBLIGORS" means the Borrowers and the Guarantors.

       "OFTEL" means the Director General of Telecommunications and/or any other successor or other body or authority having, inter alia, the right, function and/or obligation to monitor and enforce compliance with the provisions of licences issued pursuant to the Telecommunications Act 1984.

       "ORIGINAL FINANCIAL STATEMENTS" means:

       (a) in relation to the Parent, its audited consolidated financial statements for its financial year ended 31 December 1998;

       (b) in relation to the Pre-Novation Borrower, its audited unconsolidated financial statements for its financial year ended 31 December 1998;

       (c) in relation to the Target (and insofar as they relate to the CWC ConsumerCo Business), the consolidated financial statements of the Target and its subsidiaries, prepared by its auditors for the financial year ended 31 March 1999 (as set out in the Accountants' Report) and the consolidated financial statements of the Target and its subsidiaries, prepared by its management for the six month period ended 30 September 1999 (as set out in the CWC Circular).

       "OVERDRAFT FACILITY" means any facility provided by a United Kingdom clearing bank to a member of the Target Group or, as the case may be, a member of the UK Group.

       "PARENT FUNDING" means:

       (a) the subscription by the Parent for new equity capital of any other member of the UK Group; and

       (b)     Assigned Debt.

       "PARENT INTRA-GROUP LOAN ASSIGNMENT" means the assignment in the agreed form executed on the Pushdown Date by the Parent in favour of the Security Trustee, assigning the Parent's rights in respect of loans made or to be made by it to other members of the UK Group.

       "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the euro as its lawful currency at the relevant time.

       "PERMITTED ACQUISITIONS" means:

       (a) the Acquisition or any acquisitions necessary to effect either the issues or transfers of shares referred to in paragraphs (a),
               (b), (d), (e) and (f) of the definition of the Pushdown or any other acquisitions consented to in the letter of consent dated 29 January 2001 from the Agent to the Parent, the Pre-Novation Borrower and the CWC Parent;

       (b) prior to the Pushdown Date, with respect to any member of the Target Group only, any acquisition of (or of any interests in)
               (A) companies, partnerships, consortia, joint ventures or other arrangements or (B) businesses, licences, revenues or assets PROVIDED THAT:

               (i) the relevant company, partnership, consortium, joint venture or other arrangement or the acquired business, licence, revenues or asset engages in, or, as the case may be, relates to, a Cable Business;

               (ii) the acquisition of such an entity or asset is financed solely by equity;

               (iii) the entity or asset to be acquired has no Financial Indebtedness other than Financial Indebtedness owed to another member of the Target Group; and

               (iv) the requirements of paragraphs (1), (2) and (3) of paragraph (c)(ii) of this definition are complied with in respect of such acquisition if the total consideration (including, without limitation, deferred consideration and any consideration comprising of the issue of either debt instruments or shares) for such an acquisition either (A) exceeds Pound Sterling80,000,000 (or its equivalent in other currencies) or (B) when aggregated with the consideration (determined in accordance with paragraph
                      (c)(ii) below) arising in respect of all such other acquisitions (save for any acquisitions permitted by paragraphs (a), (d), (f), (h) or (i) of this definition of Permitted Acquisitions) made by members of the UK Group and, prior to the Pushdown Date, members of the Target Group during the then current financial year, exceeds Pound Sterling100,000,000 (or its equivalent in other currencies);

       (c) with respect to any member of the UK Group at any time, any acquisition of (or of any interests in) (A) companies, partnerships, consortia, joint ventures or other arrangements or
               (B) businesses, licences, revenues or assets PROVIDED THAT:

               (i) the relevant company, partnership, consortium, joint venture or other arrangement or the acquired business, licence, revenues or asset engages in, or, as the case may be, relates to, a Cable Business; and

               (ii) if the total consideration (including, without limitation, assumed debt, deferred consideration and any consideration comprising of the issue of either debt instruments or shares) for such an acquisition either (A) exceeds Pound Sterling80,000,000 (or its equivalent in other currencies) or (B) when aggregated with the consideration (determined as aforesaid) arising in respect of all such other acquisitions (save for any acquisitions permitted by paragraphs (a), (d), (f), (h) or (i) of this definition of Permitted Acquisitions) made by members of the UK Group and, prior to the Pushdown Date, members of the Target Group during the then current financial year, exceeds Pound Sterling100,000,000 (or its equivalent in other currencies):

                    (1) the Parent has provided the Agent with a pro forma business plan (over a period ending no earlier than 31 December in the year of the Term Final Maturity Date), together with the key operating assumptions relating thereto, has provided representations to the Finance Parties (in the form agreed by the Agent (acting reasonably) with respect thereto) in relation to such business plan and has confirmed that no Event of Default or Potential Event of Default has occurred and is continuing or would occur following such acquisition;

                    (2) the pro forma business plan demonstrates pro forma compliance with the financial covenants set out in Clause 22 (Financial Condition) until the Term Final Maturity Date; and

                    (3) the pro forma business plan demonstrates that amounts available for drawdown under the Facilities (following any planned drawdown to finance the contemplated acquisition) and under other financing sources committed to the UK Group are sufficient to meet the UK Group's projected financing needs until the Term Final Maturity Date;

       (d) the incorporation of a company or the acquisition of the shares in a newly incorporated company from its subscribing shareholders, where such a company at all times carries on business in an administrative capacity, supporting the business of either the UK Group and/or the Target Group (as carried on in accordance with Clause 23.31 (Change of Business) or acts as a holding company for a Permitted Acquisition within paragraph (b) or (c) above;

       (e) the acquisition of no more than 1 per cent. of the issued share capital of any of (i) Cable & Wireless Communications (B) Limited by the Target or (ii) the Target by CWC Holdings, in each case pursuant to a Permitted Issuance;

       (f) any acquisition made by a member of the UK Group pursuant to the implementation of an Asset Passthrough or a member of either the UK Group or the Target Group pursuant to a Funding Passthrough;

       (g) any acquisition by any member of the UK Group of the minority shareholdings in Northampton Cable Television Limited and/or Herts Cable Limited;

       (h) any acquisition of assets as referred to in paragraph (a) of the definition of Asset Adjustment Payments; and

       (i) any acquisition by an Obligor, a member of the UK Group or, as the case may be, a member of the Target Group pursuant to a Permitted Disposal within paragraphs (f), (h) or (i) of the definition thereof.

       "PERMITTED COVENANT GROUP INDEBTEDNESS" means any Financial Indebtedness of any member of the Covenant Group:

       (a)     arising under the NTL CC Notes;

       (b)     arising under a Permitted Refinancing;

       (c) arising under a guarantee or other covenant for payment given in respect of the Working Capital Facility or under a covenant for payment given in the Security Documents or the Second Security Documents or in respect of any security document securing any Indebtedness for Borrowed Money incurred pursuant to the Incremental Facility;

       (d) where such is owed by NTL UK to NTL CC or by NTL CC to any other members of the NTL Holding Group;

       (e) arising in respect of any letters of credit, performance bonds or guarantees issued at the request of a member of the Group in the ordinary course of its business;

       (f) incurred on or after the Execution Date and before the Term Effective Date provided that:

               (i) the aggregate principal amount of such Financial Indebtedness does not exceed Pound Sterling750,000,000; and

               (ii) the final maturity date of such Financial Indebtedness is a date no earlier than the day falling twelve months after the Revolving Termination Date.

       (g) incurred on or after the Term Effective Date and on or before 31 December 2002 provided that:

               (i) the aggregate principal amount of such Financial Indebtedness and any Financial Indebtedness incurred in reliance on paragraph (f) above does not exceed Pound Sterling750,000,000; and

               (ii) the final maturity date of such Financial Indebtedness is a date no earlier than the day falling six months after the Term Final Maturity Date;

       (h)     incurred on or after 1 January 2003 PROVIDED THAT:

               (i)   the requirements of sub-clauses 22.2.3 and 22.2.4 of Clause
                     22.2 (UK Group Financial Condition) are satisfied; and

               (ii) the final maturity date of such indebtedness is a date no earlier than the day falling six months after the Term Final Maturity Date; and

       (i) under any Hedging Agreement entered into by NTL CC under which NTL CC enters into currency or interest swaps in relation to its obligations to make payments under any other of its Permitted Covenant Group Indebtedness.

       "PERMITTED DISPOSAL" means any disposal:

       (a)     made in the ordinary and usual course of business;

       (b) on arm's length commercial terms of an asset by either a member of the UK Group (or, prior to the Pushdown Date, the Target Group) who is not an Obligor;

       (c) for cash (if the relevant asset has any value) on arm's length commercial terms of any surplus or obsolete assets no longer required for the efficient operation of the business of either the UK Group or, prior to the Pushdown Date, the Target Group or the Pre-Novation Borrower;

       (d) of cash, where such a disposal is not otherwise prohibited by the Finance Documents;

       (e)     by way of a realisation of a Permitted Investment;

       (f) by an Obligor to another Obligor, provided that if the relevant assets are subject to an Encumbrance pursuant to a Security Document or a Second Security Document, they remain so or become subject to a similar Encumbrance in favour of the Finance Parties in the hands of the acquiring Obligor;

       (g)     on (A) arm's length commercial terms for cash consideration or
               (B) in exchange for similar assets located in either the United Kingdom or Ireland which the Agent (acting reasonably) determines to be of a comparable or superior quality PROVIDED THAT:

               (i) in each case the Net Average Revenue Contributions at no time exceed 15 per cent; and

               (ii)  the proceeds of any disposal under (A) of this paragraph
                     (g) are applied in accordance with Clause 14.2 (Mandatory Prepayment from Asset Disposals);

       (h) of an interest in real or heritable property by way of a lease or licence granted by a member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower) to a member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower);

       (i) by a member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group) who is not an Obligor to the Pre-Novation Borrower or another member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group);

       (j) (by way of share sale) of any UK Group Excluded Subsidiary or any Target Group Excluded Subsidiary (other than Cable & Wireless Communications (B) Limited) (or any interest therein);

       (k) necessary to effect the transfers of shares referred to paragraphs (d), (e) and (f) of the definition of the Pushdown or any other transfers consented to in the letter of consent dated 29 January 2001 from the Agent to the Parent, the Pre-Novation Borrower and the CWC Parent;

       (l) (by way of share sale) of NTL Insurance Limited, for fair market value, to any member of the NTL Holding Group;

       (m) (by way of share sale) of Lanbase Espania SL, for fair market value;

       (n) of any assets as referred to in paragraph (b) of the definition of Asset Adjustment Payments; and

       (o) of any assets pursuant to the implementation of an Asset Passthrough or of any funds received pursuant to the implementation of a Funding Passthrough.

       "PERMITTED ENCUMBRANCE" means:

       (a) any Encumbrance specified in Schedule 5 (Existing Encumbrances), if the principal amount thereby secured is not increased;

       (b) any Encumbrance over or affecting any asset acquired by a member of the UK Group after the date hereof and subject to which such asset is acquired, if:

               (i) such Encumbrance was not created in contemplation of the acquisition of such asset by a member of the UK Group; and

               (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph (n) of the definition of Permitted Indebtedness;

       (c) any Encumbrance over or affecting any asset of any company which becomes a member of the UK Group after the date hereof, where such Encumbrance is created prior to the date on which such company becomes a member of the UK Group, if:

               (i) such Encumbrance was not created in contemplation of the acquisition of such company; and

               (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph (k) or (n) of the definition of Permitted Indebtedness;

       (d) any netting or set-off arrangement entered into by either any member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower) in the normal course of its banking arrangements for the purpose of netting debit and credit balances;

       (e) any right of set-off or any title transfer or retention of title arrangement entered into by either any member of the UK Group (or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower) in the normal course of its trading activities on the counterparty's standard or usual terms

               (where such terms reasonably accord with the terms generally adopted in the market to which such a trading activity relates);

       (f) any lien arising by operation of law or by a contract having a similar effect and in each case arising or entered into in the normal course of business, if such lien is discharged within thirty days of arising;

       (g) any Encumbrance created pursuant to, arising under or evidenced by the Security Documents or the Second Security Documents;

       (h) any Encumbrance granted by a member of the UK Group over the shares or other interests it holds in, or over the assets attributable to, a Project Company;

       (i) any Encumbrance created by any arrangements referred to in paragraph (e) or paragraph (f) of the definition of Indebtedness for Borrowed Money;

       (j) any Encumbrance arising pursuant to an order of attachment, an injunction restraining the disposal of assets or any similar legal process in each case arising in connection with court proceedings being diligently conducted by a member of the UK Group, a member of the Target Group or the Pre-Novation Borrower in good faith;

       (k) any Encumbrance over cash deposited as security for the obligations of a member of the UK Group, a member of the Target Group or the Pre-Novation Borrower in respect of a performance bond, guarantee, standby letter of credit or similar facility entered into by such a member of the UK Group, member of the Target Group or the Pre-Novation Borrower in the ordinary course of business;

       (l) any Encumbrance existing at the date hereof in relation to the Videotron Mortgage, the NatWest Finance Leases, the South Herts Facility (or the South Herts Refinancing Loan) or the Vehicle Finance Leases, for so long as the indebtedness relating to such constitutes Permitted Indebtedness within paragraph (b) of the definition of Permitted Indebtedness;

       (m) any Encumbrance over assets subject to the Security and securing Financial Indebtedness arising under the Incremental Facility, subject to an intercreditor agreement acceptable to all of the Banks being entered into between the Banks and the lenders under the Incremental Facility;

       (n) any Encumbrance constituted by a rent deposit deed entered into on arm's length terms and in the ordinary course of business securing the obligations of a member of the UK Group or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower in relation to property leased to a member of the UK Group or, as the case may be, a member of the Target Group or the Pre-Novation Borrower;

       (o) any Encumbrance granted by any member of the Target Group prior to the Execution Date in favour of the Target or Cable & Wireless Communications

               Corporation Limited PROVIDED THAT the indebtedness related thereto has been fully repaid; and

       (p) any Encumbrance securing Permitted Indebtedness falling within paragraph (n) of the definition of that term.

       "PERMITTED INDEBTEDNESS" means any Financial Indebtedness:

       (a)     arising under or permitted pursuant to the Finance Documents;

       (b) in respect of each category of Existing Target Indebtedness listed in paragraphs (a) to (n) of the definition thereof, until such time that the Pushdown Condition in relation to that category of Existing Target Indebtedness should have been satisfied in accordance with Clause 23.18 (Discharge of Existing Target Indebtedness);

       (c) in respect of Subordinated UK Group Debt or Subordinated Target Group Debt;

       (d)     arising in relation to the implementation of the Hedging
               Strategy;

       (e)     arising under Permitted Loans and Guarantees;

       (f)     arising under the Incremental Facility;

       (g) arising under Secured Ancillary Facilities or in relation to any documentary or standby letter of credit facility or performance bond facility made available by a financial institution on an unsecured basis PROVIDED THAT the aggregate indebtedness of all members of the UK Group and, prior to the Pushdown Date, of the Pre-Novation Borrower and of all members of the Target Group in relation to such facilities and the Secured Ancillary Facilities does not exceed Pound Sterling40,000,000 (or its equivalent);

       (h) falling within paragraph (e) of the definition of Indebtedness for Borrowed Money ("FINANCE LEASE DEBT") which, when aggregated with any other Finance Lease Debt incurred in reliance on this paragraph (h) by each member of the UK Group (and, prior to the Pushdown Date, each member of the Target Group and the Pre-Novation Borrower) does not exceed Pound Sterling45,000,000 (or its equivalent);

       (i)     arising in respect of Existing Performance Bonds;

       (j) in respect of Permitted Overdraft Borrowings PROVIDED THAT the aggregate amount of such Financial Indebtedness does not exceed Pound Sterling20,000,000 (or its equivalent);

       (k) of any company which becomes a member of the UK Group after the date hereof, where such Financial Indebtedness arose prior to the date on which such company becomes a member of the UK Group; if:

               (i) such Financial Indebtedness was not created in contemplation of the acquisition of such company;

               (ii) the aggregate amount of all Financial Indebtedness falling within this paragraph (k) does not exceed Pound Sterling20,000,000 (or its equivalent); and

               (iii) such Financial Indebtedness is repaid within three months of such company becoming a member of the UK Group;

       (l)     arising under the Working Capital Facility;

       (m) arising in relation to either an Asset Passthrough or a Funding Passthrough PROVIDED THAT any such Financial Indebtedness is Subordinated UK Group Debt if it is owed by the Parent to NTL UK, Assigned Debt if it is owed by a member of the UK Group to the Parent on and after the Pushdown Date or Subordinated Target Group Debt if it is owed by the Pre-Novation Borrower or a member of the Target Group to a member of the NTL Holding Group; and

       (n) not falling within paragraphs (a) to (m) above, of any members of the UK Group or, prior to the Pushdown Date and to the extent such is outstanding at the Acquisition Date, of any members of the Target Group or the Pre-Novation Borrower PROVIDED THAT the aggregate amount of such Financial Indebtedness does not exceed Pound Sterling20,000,000 (or its equivalent).

       "PERMITTED INVESTMENTS" means:

       (a) any debt securities which are readily marketable and which are rated at least "AA" by Standard & Poor's Corporation or "Aa2" by Moody's Investors Services, Inc.;

       (b) certificates of deposit and deposits with banks and bankers acceptances in each case with a bank rated at least A- (or the equivalent thereof) by Moody's Investors Services, Inc. or Standard & Poor's Corporation; or

       (c) commercial paper rated at least A-1 (or the equivalent thereof) by Moody's Investors Services, Inc. or Standard & Poor's Corporation.

       "PERMITTED ISSUANCE" means the allotment and issue of shares in Cable & Wireless Communications (B) Limited, the Target and/or CWC Holdings (representing, in each case, no more than one per cent. of the issued share capital of such companies) pursuant to either:

       (a) the conversion of any of the BCM Notes or the exercise of options under the Bell Cablemedia plc Savings-Related Share Option Plan 1994, the Bell Cablemedia plc No. 1 Executive Share Option Plan 1994, the NYNEX CableComms Revenue Approved Employee Share Option Plan and/or the NYNEX CableComms Savings-Related Share Option Plan; or

       (b) the exercise of drag along rights to compulsorily acquire any such shares pursuant to the articles of association of Cable & Wireless Communications (B) Limited, the Target and/or CWC Holdings or the terms attaching to the BCM Notes.

       "PERMITTED LOANS AND GUARANTEES" means:

       (a) trade credit or guarantees or indemnities granted in the ordinary course of business on usual and customary terms;

       (b) loans made by either any member of the UK Group or, prior to the Pushdown Date, any member of the Target Group or the Pre-Novation Borrower to its employees either (i) in the ordinary course of its employees' employment or (ii) to fund the exercise of share options by its employees;

       (c)     loans made by one Obligor (other than the Parent) to another
               Obligor;

       (d) loans made by the Parent to other Obligors where, if such loans are outstanding on or after the Pushdown Date, the indebtedness in respect of such constitutes Assigned Debt;

       (e) loans made by a member of the UK Group pursuant to either an Asset Passthrough or a Funding Passthrough or by a member of the Target Group or the Pre-Novation Borrower pursuant to a Funding Passthrough;

       (f) loans made, prior to the Pushdown Date, by a member of the UK Group to another member of the UK Group;

       (g) loans made, prior to the date falling five Business Days after the Acquisition Date, by CWC Holdings to other members of the Target Group to allow such to repay Existing Target Indebtedness or to meet working capital requirements;

       (h) loans made by a member of the UK Group or, prior to the Pushdown Date, a member of the Target Group which is not an Obligor to any other member of the UK Group or, as the case may be, member of the Target Group or the Pre-Novation Borrower;

       (i) loans made by a member of the UK Group or, prior to the Pushdown Date, a member of the Target Group or the Pre-Novation Borrower to a member of the Group, where the proceeds of such a loan are either directly or indirectly used to fund a Permitted Payment;

       (j) credit granted by any member of the UK Group, any member of the Target Group or the Pre-Novation Borrower to a member of the Group, where the indebtedness outstanding thereunder relates to Intra-Group Services;

       (k) loans of up to Pound Sterling17,100,000 by members of the Target Group to Cable & Wireless Communications (South Hertfordshire) Limited;

       (l) loans of up to an aggregate amount of Pound Sterling5,000,000 (or its equivalent in dollars) made by any Obligor to NTL (B) Limited (formerly Cable & Wireless Communications (B) plc) PROVIDED THAT such loans are used to pay the Existing Target Indebtedness of NTL (B) Limited;

       (m) loans made to either of the Telecential Partnerships outstanding on the Execution Date or made in accordance with Clause 23.29 (Telecential Partnerships);

       (n) the Cable & Wireless Loan or other loans arising in connection with the Transaction Agreement;

       (o) loans made, credit granted and guarantees or indemnities given in an aggregate amount not exceeding Pound Sterling200,000;

       (p) any loan made out of Available Excess Cash Flow to a UK Group Excluded Subsidiary;

       (q) a loan in a principal amount of Pound Sterling500,000 made by X-tant Limited to Comtec Europe Limited pursuant to a facility letter dated 29 September 2000 from X-tant Limited to Comtec Europe Limited;

       (r)     deferred consideration in an amount of up to Pound
               Sterling52,500,000 owed to NTL (CWC) Limited in relation to the disposal of NTL Telephone Equipment Limited; and

       (s) any guarantee or indemnity given by a member of the UK Group or, prior to the Pushdown Date, a member of the Target Group in respect of any Permitted Indebtedness, or other obligation not restricted by the terms of the Finance Documents, of another member of the UK Group or, prior to the Pushdown Date, the Target Group.

       "PERMITTED OVERDRAFT BORROWINGS" means Financial Indebtedness in respect of an Overdraft Facility if such Financial Indebtedness:

       (a) has been incurred solely for short term cash management purposes in the ordinary course of business;

       (b) is fully repaid within three Business Days of it having been incurred (from available funds other than Permitted Overdraft Borrowings); and

       (c) is not outstanding at any time between the date on which the Pushdown Condition is satisfied and the Pushdown Date.

       "PERMITTED PAYMENT" means a Restricted Payment which is:

       (a)     made after 31 December 2003 and funded from Available Excess Cash
               Flow;

       (b) made, at any time, to fund the payment of New York Office Expenses, the amount of such payments during each financial year of the Parent being no greater than the amount of New York Office Expenses so attributed for that financial year in the Business Plan;

       (c) made, at any time, to fund the cash payment obligations of any member of the NTL Holding Group (and PROVIDED THAT a payment may only be made once pursuant to this paragraph (c) in respect of any obligations which have been hedged) in relation to:

               (i)   the NTL CC Notes;

               (ii) any Permitted Refinancings within either paragraph (i) (a) or paragraph (ii) of the definition thereof;

               (iii) subject to the NTL Triangle Accession having been
                     completed, any Permitted Refinancings within paragraph (i)
                     (c) of the definition thereof;

               (iv) any bonds, notes or similar public debt instruments issued by any member of the NTL Holding Group after the date hereof, in either the domestic or the international capital markets, to the extent that the net proceeds thereof have been invested into the UK Group;

               (v) any Hedging Agreement entered into by NTL CC under which NTL CC enters into currency or interest swaps in relation to its obligations to make payments under any of the categories of Permitted Covenant Group Indebtedness referred to in paragraphs (i) to (iv) above PROVIDED THAT (for the avoidance of doubt) no payment may be made under this paragraph (v) if and to the extent that a payment in respect of the Permitted Covenant Group Indebtedness to be hedged has already been made under paragraphs (i), (ii),
                     (iii) or (iv) above,

               which, in either case, has fallen due or will fall due within five Business Days;

       (d) made pursuant to an Asset Passthrough and funded solely from cash generated by entities outside of the UK Group or made available pursuant to a Funding Passthrough and funded solely from cash generated by entities outside of the UK Group and the Target Group;

       (e) in an amount of up to Pound Sterling2,000,000 made to NTL Holdings to finance payments to be made by NTL Holdings to Cable & Wireless in relation to certain Acquisition overhead costs;

       (f)     deposited in a Charged Account and:

               (i) represents the proceeds from a payment of interest on Subordinated UK Group Debt, being paid by the Parent to NTL UK and then paid by NTL UK to NTL CC (and, if applicable, by NTL CC to NTL Inc.) in accordance with arrangements the Group has with the Inland Revenue; and

               (ii) is reinvested in the Parent within ten Business Days of the date of the Restricted Payment, such an investment being by way of Subordinated Funding;

       (g) deposited in the NTL Charged Account prior to the Pushdown Date where:

               (i) such a Restricted Payment represents a dividend or other distribution or the payment of interest on or the repayment of the principal amount of any Subordinated Target Group Debt or the granting of a loan by the Pre-Novation Borrower to NTL Inc.;

               (ii) such a Restricted Payment is reinvested by NTL Inc. (A) in the Pre-Novation Borrower by way of Subordinated Funding,
                     (B) in a member of the Target Group subject to or potentially liable to US Federal Income Taxes or whose members or shareholders are liable or potentially liable to US Federal Income Tax in respect of its net income or profits, by way of Subordinated Funding or (C) pursuant to a UK Group Funding Payment in each case made within one Business Day of the date of the Restricted Payment; and

               (iii) the aggregate amount on deposit in the NTL Charged Account for the purpose of this paragraph (g) at any one time does not exceed Pound Sterling25,000,000 (or its equivalent);

       (h) made out of the proceeds of an Asset Adjustment Payment referred to in paragraph (b) of the definition thereof received by a member of the Target Group;

       (i) made by either a member of the Target Group or the Pre-Novation Borrower, where the proceeds of such a Restricted Payment are to be used by NTL Holdings to make a Debt Adjustment Payment to Cable & Wireless in accordance with paragraph (b) of the definition thereof;

       (j)     made in relation to Intra-Group Services; or

       (k) made by a member of the Target Group to another member of the Target Group on or before the date falling five Business Days after the Acquisition Date or made by a member of the UK Group to another member of the UK Group on or before the Pushdown Date, and provided in each case that such payment shall only be permitted if and to the extent that no Event of Default has occurred (and is continuing) or would result from the making of such payment.

       "PERMITTED REFINANCINGS" means:

       (a)     any refinancing of:

               (i)   the NTL CC Notes;

               (ii)  the Diamond Notes, by any member of the Covenant Group; or

               (iii) the Triangle Notes, by any member of the Covenant Group,

               PROVIDED THAT, in each case, the final maturity date of the indebtedness incurred in respect of such refinancing is a date no earlier than the day falling six months after the Term Final Maturity Date; and

       (b) any refinancing of the Working Capital Facility, by any member of the Covenant Group, PROVIDED THAT

               (i) in the case of any refinancing effected on or after the Execution Date and before the Term Effective Date, the final maturity date of the indebtedness incurred in respect of such refinancing is a date no earlier than the date falling one year after the Revolving Termination Date; and

               (ii) in the case of any refinancing effected on or after the Term Effective Date, the final maturity date of the indebtedness incurred in respect of such refinancing is a date no earlier than the date falling six months after the Term Final Maturity Date.

       "POTENTIAL EVENT OF DEFAULT" means any event which would become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

       "PRE-NOVATION BORROWER" means NTL Business Limited.

       "PRE-NOVATION BORROWER CHARGED ACCOUNT" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of the Pre-Novation Borrower over which security has been granted in favour of the Security Trustee pursuant to the Pre-Novation Borrower Security Over Cash Agreement and into which the Pre-Novation Borrower Investment is deposited.

       "PRE-NOVATION BORROWER INTRA-GROUP LOAN ASSIGNMENT" means the assignment in the agreed form executed or to be executed by the Pre-Novation Borrower in favour of the Security Trustee, assigning the Pre-Novation Borrower's rights in respect of loans made or to be made by it to CWC Holdings.

       "PRE-NOVATION BORROWER SECURITY OVER CASH AGREEMENT" means the assignment and charge in the agreed form executed or to be executed by the Pre-Novation Borrower in favour of the Security Trustee, assigning and charging the Pre-Novation Borrower's rights in respect of sums deposited in the Pre-Novation Borrower Charged Account.

       "PRE-NOVATION BORROWER INVESTMENT" means the cash invested by NTL Inc. in the Pre-Novation Borrower on or before the Acquisition Date, such an investment being made by way of Subordinated Funding.

       "PREPAYMENT ESCROW ACCOUNT" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, held with the Agent (or such other financial institution reasonably acceptable to the Agent) in the name of the Parent or, prior to the Pushdown Date, the CWC Parent, over which the Parent or, as the case may be, the CWC Parent has granted or will grant first ranking security in favour of the Security Trustee and into which sums are deposited in accordance with Clause 14 (Mandatory Prepayment).

       "PRINCIPAL PROPERTIES" means, in respect of the UK Group, the properties which are specified in Schedule 15 (UK Group Principal Properties) and, in respect of the Target Group, those of the properties selected by the Agent in accordance with Clause 23.39 (Notification of Target Group Assets).

       "PROJECT COMPANY" means a subsidiary of the Parent or, prior to the Pushdown Date, the CWC Parent (or a person in which a subsidiary of the Parent, prior to the Pushdown Date, the CWC Parent has an interest), which has a special purpose and whose creditors have no recourse to any member of the UK Group or, any member of the Target Group in respect of any Financial Indebtedness of that person or any of its subsidiaries (other than recourse to any member of the UK Group or, as the case may be, any member of the Target Group who has granted security over its shares or other interest in such a Project Company beneficially owned by it PROVIDED THAT such recourse is limited to the realisation of such security).

       "PROPORTION" means, in relation to a Bank at any time, the proportion which its Commitment bears to the Total Commitments.

       "PUSHDOWN" means:

       (a) the release by the Pre-Novation Borrower of indebtedness owed to it by CWC Holdings and the release by the Security Trustee of the Initial Security and all guarantees and security created in its favour by any member of the Target Group pursuant to Clause 23.17 (Post-Acquisition Date Security) in consideration for the issue by CWC Holdings of preference shares to the Pre-Novation Borrower, subject to the security referred to in paragraph (h) below being granted on the same day as such release;

       (b)     capitalisation of all intra-group indebtedness owed by CWC
               Holdings;

       (c) (if necessary) the issue of preference shares by CWC Holdings to NTL Inc. in consideration for the assignment to CWC Holdings of the benefit of indebtedness owed by members of the Target Group to NTL Inc. and the subsequent contribution of such preference shares to the Pre-Novation Borrower in consideration for the issue of ordinary shares in the Pre-Novation Borrower to NTL Inc.;

       (d) the novation of the obligations of the Pre-Novation Borrower under this Agreement to the Post-Novation Borrower as consideration for the transfer by the Pre-Novation Borrower to the Post-Novation Borrower of all the preference shares of CWC Holdings issued to it pursuant to paragraph (a) above;

       (e) the transfer of the ordinary shares in CWC Holdings held by NTL Holdings to NTL Group Limited, by way of a series of equity contributions between the members of the NTL Holding Group, the Parent, the Post-Novation Borrower and NTL Group Limited;

       (f) the transfer of the shares in the Pre-Novation Borrower held by NTL Inc. to the Post-Novation Borrower by way of a series of equity contributions between the members of the NTL Holding Group, the Parent and the Post-Novation Borrower;

       (g) filing a United States of America "check-the-box" election in respect of the Pre-Novation Borrower;

       (h) the granting of the UK Group Security and the Target Group Security by the relevant members of the UK Group and the Target Group to secure the Post-Novation Borrower's (and any other Borrowers') obligations hereunder;

       (i) the re-registration of CWC Holdings as an unlimited liability company; and

       (j) the reduction in the share capital by CWC Holdings by way of special resolution cancelling its preferences shares and replacing them with debt,

       as amended by the letter of consent dated 29 January 2001 from the Agent to the Parent, the CWC Parent and the Pre-Novation Borrower.

       "PUSHDOWN CONDITION" means the completion of all or any of the following steps, such that the Pushdown can be effected without a breach of any Permitted Covenant Group Indebtedness:

       (a)     the repayment in full of the Existing Target Indebtedness;

       (b) the novation or restructuring of the Existing Target Indebtedness on terms such that there is no surviving recourse to CWC Parent or any of its subsidiaries;

       (c) the transfer of one or more of the Excluded Target Group Subsidiaries, so that such cease to be subsidiaries of the CWC Parent; and

       (d) the issuing of an opinion by an independent advisor of NTL CC, confirming that the Pushdown is fair from a financial point of view to NTL CC and the other relevant members of the Group.

       "PUSHDOWN DATE" means the date upon which the Pushdown is completed.

       "QUALIFYING LENDER" means:

       (a) a Bank which is (on the date a payment of interest falls due under a Finance Document) beneficially entitled to and within the charge to United Kingdom corporation tax in respect of that payment PROVIDED THAT the advance in respect of which the payment is made was made by a bank for the purposes of section 349 of ICTA at the time the advance was made;

       (b)     a Treaty Lender; or

       (c) a Bank, being a Term Bank, is a company which is (on the date a payment of interest falls due under a Finance Document) beneficially entitled to the payment and is either:

               (i)   resident in the United Kingdom; or

               (ii) not being so resident, carries on a trade in the United Kingdom through a branch or agency and the payment falls to be brought into account in computing such Term Bank's chargeable profits (as that term is defined in section 11(2) of ICTA), and in respect of which, in each case, the United Kingdom Inland Revenue has not issued a direction that section 349A(1) of ICTA does not apply.

       "QUARTER DATE" has the meaning given to it in Clause 22.3 (Financial Definitions).

       "QUOTATION DATE" means, in relation to any period for which an interest rate is to be determined under the Finance Documents, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in the currency of the relevant sum for delivery on the first day of that period, PROVIDED THAT, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

       "RECEIVABLES PURCHASE FACILITY" means the facility made available to certain members of the Target Group pursuant to the receivables purchase agreement dated 31 March 1998 between those members of the Target Group, Cable & Wireless Communications Receivables Limited, Cable & Wireless Communications Services Limited and Bank of America, N.A.

       "REFERENCE BANKS" means the principal London offices of The Chase Manhattan Bank and the principal London offices of Citibank N.A. and The Royal Bank of Scotland plc or such other bank or banks as may from time to time be agreed between the Relevant Obligor and the Agent acting on the instructions of an Instructing Group.

       "RELEVANT OBLIGOR" means:

       (a) prior to the accession of CWC Holdings as the CWC Parent in accordance with Clause 38.4 (Accession of CWC Parent), the Pre-Novation Borrower;

       (b) after CWC Holdings has acceded hereto as the CWC Parent in accordance with Clause 38.4 (Accession of CWC Parent), but prior to the Pushdown Date, the CWC Parent; and

       (c)     after the Pushdown Date, the Parent.

       "RELEVANT PERIOD" has the meaning given to it in Clause 22.3 (Financial Definitions).

       "REPAYMENT DATE" means, in relation to any Revolving Advance, the last day of the Term thereof.

       "REPEATED REPRESENTATIONS" means each of the representations set out in Clause 20.2 (Status and Due Authorisation), Clause 20.4 (No Immunity), Clause 20.7 (Binding Obligations), Clause 20.9 (No Material Defaults) to Clause 20.11 (Audited Financial Statements), Clause 20.16 (Budgets), Clause 20.21 (Execution of this Agreement), Clause 20.25 (Intellectual Property), Clause 20.26 (Security Interest), Clause 20.27 (Group Structure) and Clause 20.31 (Existing Group Indebtedness).

       "REPORT ON TITLE" means a report on title given by counsel to an Additional Obligor, substantially in the form set out in Schedule 16 (Form of Report on Title).

       "RESERVATIONS" means:

       (a) the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under any applicable law, the possibility that an undertaking to assume liability for or to indemnify against non-payment of any stamp duty or other tax may be void, defences of set-off or counterclaim and similar principles;

       (b) anything analogous to any of the matters set out in paragraph (a) above under any laws of any applicable jurisdiction;

       (c) the reservations in or anything disclosed by any of the legal opinions delivered pursuant to Clause 2.5 (Conditions Precedent) and Schedule 3 (Conditions Precedent), Schedule 10 (Additional Conditions Precedent) or Clause 2.1 (Conditions Precedent) of the Restatement Amendment Agreement; and

       (d) any circumstance arising through a failure to obtain any of the consents referred to in Clause 23.15 (Consents and Properties) on or before the execution of the relevant Security Document or Second Security Document.

       "RESIGNATION NOTICE" means a notice substantially in the form set out in
       Schedule 11 (Form of Resignation Notice).

       "RESTATEMENT AMENDMENT AGREEMENT" means the amendment agreement between the parties hereto which amends this Agreement by way of a restatement of this Agreement to include, inter alia, the terms and conditions relating to the Term Facility.

       "RESTRICTED GROUP" means each member of the Group, other than each subsidiary of NTL Holdings who is:

       (a) a member of either the UK Group or, prior to the Pushdown Date, the Target Group; and

       (b)     a Guarantor.

       "RESTRICTED PAYMENT" means any payment by a member of the UK Group or, prior to the Pushdown Date, the Pre-Novation Borrower or a member of the UK Group or the Target Group to a member of the Restricted Group by way of dividend or other distribution or the payment of interest on or repayment of the principal amount of any Assigned Debt or Subordinated UK Group Debt or Subordinated Target Group Debt.

       "REVOLVING ADVANCE" means an advance made or to be made by the Revolving Banks under the Revolving Facility.

       "REVOLVING BANK" means any:

       (a)     financial institution named in Part A (Revolving Banks) of
               Schedule 1 (The Banks);

       (b) Additional Finance Provider which has become a party hereto as a Revolving Bank in accordance with Clause 5.5 (Accession of the Additional Finance Providers); or

       (c) financial institution which has become a party hereto as a Revolving Bank in accordance with Clause 35.4 (Assignments by Banks) or Clause 35.5 (Transfers by Banks),

       and which has not ceased to be a party hereto in accordance with the terms hereof.

       "REVOLVING COMMITMENT" means, in relation to a Revolving Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "REVOLVING COMMITMENT" in Part A (Revolving Banks) of
       Schedule 1 (The Banks) or, in relation to a Revolving Bank that is an Additional Finance Provider and save as otherwise provided herein, the aggregate of the amount notified to the Agent by the relevant Additional Finance Provider in its Additional Finance Provider Accession Undertaking and the amount (if any) notified by such Additional Finance Provider to the Agent in accordance with sub-clause 5.4.2 of Clause 5.4 (Increase of the Revolving Facility). The Revolving Commitments of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc. shall be determined in accordance with Clause 35.10 (Morgan Stanley Commitment).

       "REVOLVING FACILITY" means the revolving loan facility granted to the Borrowers in this Agreement in an aggregate principal amount of Pound Sterling2,500,000,000 as the same may be increased from time to time pursuant to Clause 5.4 (Increase of the Revolving Facility).

       "REVOLVING INSTRUCTING GROUP" means, at any time, a Bank or Banks whose Revolving Commitments amount (or, if each Bank's Revolving Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty-six and two thirds per cent of the Total Revolving Commitments.

       "REVOLVING LOAN" means, at any time, the aggregate principal amount of the outstanding Revolving Advances at such time.

       "REVOLVING MARGIN" means the percentage rate per annum determined in accordance with Clauses 4.3 (Revolving Margin Ratchet) to 4.5 (Revolving Default Margin).

       "REVOLVING REDUCTION DATE" means each of the dates specified in Clause
       11.2 (Reduction).

       "REVOLVING REDUCTION INSTALMENT" means each instalment for reduction of the Total Commitments referred to in Clause 11.2 (Reduction).

       "REVOLVING TERMINATION DATE" means 30 September 2005.

       "ROLLOVER ADVANCE" means a Revolving Advance which is used to refinance a maturing Revolving Advance and which is the same amount as such maturing Revolving Advance and is to be drawn by the Borrower of such maturing Revolving Advance on the day such maturing Revolving Advance is to be repaid.



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


       "SCHEME" means the scheme of arrangement under Section 425 in relation to the Target, as detailed in appendix 12 of the CWC Circular (or with such modifications, additions or conditions as may be approved or imposed by the Court).

       "SCHEME DOCUMENTS" means the CWC Circular, including the notice of the Court Meeting and of the EGM and the resolutions of such Court Meeting and EGM.

       "SCHEME EFFECTIVE DATE" the date upon which an office copy of the order of the Court sanctioning the Scheme and the cancellation of the Target's shares covered by the Scheme was registered by the Registrar of Companies, being 12 May 2000.

       "SECOND CAXTON SALE" means the transfer of Caxton by CWC Holdings to C&W
       (UK) Holdings in part satisfaction of the CWC Holdings Capital Reduction.

       "SECOND DEBENTURE" means the Debenture executed or to be executed by the Chargors (as listed and defined therein) and the Second Security Trustee creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed and floating charges over substantially the whole of the assets and undertaking of such Chargors, in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND INDENTURE OF MORTGAGE" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed security over certain properties situated in Northern Ireland duly executed and delivered by National Transcommunications Limited and CableTel Northern Ireland Limited in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND NTL CC SECURITY OVER CASH AGREEMENT" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) assignment and charge executed or to be executed by NTL CC in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself, assigning and charging NTL CC's rights in respect of sums deposited in the NTL CC Charged Account.

       "SECOND NTL UK INTRA-GROUP LOAN ASSIGNMENT" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) assignment executed or to be executed by NTL UK in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself, assigning NTL UK's rights in respect of loans made, or to be made, by it to members of the UK Group.

       "SECOND PARENT INTRA-GROUP LOAN ASSIGNMENT" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) assignment executed or to be executed by the Parent in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself, assigning the Parent's rights in respect of loans made or to be made by it to other members of the UK Group.

       "SECOND PLEDGE AGREEMENT" means the pledge agreement executed or to be executed by NTL UK CableComms Holdings Inc., NTL CableComms Group plc, North CableComms Management Inc., North CableComms Holdings Inc., Winston Investors

       LLC, NTL Solent Company, NTL Sussex Company, NTL Surrey Company, NTL Bromley Company, NTL Chartwell Holdings Inc., NTL Wessex Company, NTL CableComms Group Inc., South CableComms Management Inc., South CableComms Holdings Inc., Chartwell Investors LP, NTL Winston Holdings Inc., NTL Winston Holdings Limited, NTL Chartwell Holdings 2, Inc. and NTL Chartwell Holdings Limited creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security over their rights and interests in relation to certain shares as specified therein in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND SECURITY" means the security from time to time constituted by or pursuant to the Second Security Documents and the guarantees provided hereunder.

       "SECOND SECURITY AGREEMENT" means the security agreement executed or to be executed by NNS UK Holdings 1 Inc., NNS UK Holdings 2 Inc., North CableComms Holdings Inc., North CableComms Management Inc., NTL Bromley Company, NTL CableComms Group Inc., NTL Chartwell Holdings Inc., NTL Chartwell Holdings 2 Inc., NTL North CableComms Holdings Inc., NTL North CableComms Management Inc., NTL Programming Subsidiary Company, NTL Solent Company, NTL South CableComms Holdings Inc., NTL South CableComms Management Inc., NTL Surrey Company, NTL Sussex Company, NTL UK CableComms Holdings Inc., NTL Wessex Company, NTL Winston Holdings Inc., NTL Wirral Company, South CableComms Holdings Inc., South CableComms Management Inc., North CableComms LLC, South CableComms LLC and Winston Investors LLC creating a second ranking (ranking only behind the first ranking security created pursuant to the Security Documents), continuing security interest in relation to certain assets as specified therein in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND SECURITY DOCUMENTS" means the Second Debenture, the Second Indenture of Mortgage, the Second NTL CC Security Over Cash Agreement, the Second NTL UK Intra-Group Loan Assignment, the Second Parent Intra-Group Loan Assignment, the Second Security Agreement, the Second Share Charge Agreement, the Second Share Pledge, the Second Standard Securities and the Second Pledge Agreement.

       "SECOND SECURITY TRUST AGREEMENT" means the security trust agreement entered into or to be entered into in connection with the Term Facility between, inter alia, the Second Security Trustee, the Agent and the Term Banks.

       "SECOND SHARE CHARGE AGREEMENT" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) share charge agreement executed or to be executed by North CableComms LLC, NTL Bromley Company, NTL North CableComms Holdings Inc., NTL North CableComms Management Inc., NTL Solent Company, NTL South CableComms Holdings Inc., NTL South CableComms Management Inc., NTL Surrey Company, NTL Sussex Company, NTL UK CableComms Holdings Inc., NTL Wessex Company, NTL Wirral Company and South CableComms LLC, charging their rights and interests in certain shares as specified therein in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND SHARE PLEDGE" means the share pledge executed or to be executed by the Parent, NTL Group Limited and NTL Glasgow creating second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) security over their rights and interests in relation to certain shares in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECOND STANDARD SECURITIES" means the second ranking (ranking only behind the first ranking security created pursuant to the Security Documents), fixed security over certain properties situated in Scotland (ranking second in priority to the fixed security created pursuant to the Standard Securities) executed and delivered by CableTel (UK) Limited and National Transcommunications Limited in favour of the Second Security Trustee to hold for the benefit of the Term Banks, the Agent and itself.

       "SECTION 425" means section 425 of the Companies Act 1985.

       "SECURED ANCILLARY FACILITIES" means any bank facilities made available to members of the UK Group or, prior to the Pushdown Date, the Pre-Novation Borrower or members of the Target Group (on normal commercial terms) pursuant to documentation in the agreed form and where the providers of such facilities have each acceded to the Security Trust Agreement as a Secured Ancillary Facilities Provider PROVIDED THAT the aggregate indebtedness of all members of the UK Group and, prior to the Pushdown Date, the Pre-Novation Borrower or members of the Target Group in respect of Secured Ancillary Facilities at no time exceeds Pound Sterling40,000,000 (or its equivalent).

       "SECURED ANCILLARY FACILITIES PROVIDER" means a financial institution which has executed a Secured Party Accession Undertaking (as defined in the Security Trust Agreement) and delivered such to the Security Trustee, thereby allowing it to share in the Security.

       "SECURED HEDGING AGREEMENT" means a Hedging Agreement entered into between a member of the UK Group and a Hedge Counterparty for the purpose of hedging the payment obligations of the Obligors under the Finance Documents.

       "SECURITY" means the security from time to time constituted by or pursuant to the Security Documents and the guarantees provided hereunder.

       "SECURITY DOCUMENTS" means the documents constituting the Initial Security, the Target Group Security, the UK Group Security and the NTL CC Security Over Cash Agreement and any other agreement or document (other than the Second Security Documents) pursuant to which any member of the Group creates any security interest in favour of the Finance Parties (or the Security Trustee on their behalf) for all or any part of the obligations of the Obligors or any of them under any of the Finance Documents.

       "SECURITY TRUST AGREEMENT" means the security trust agreement entered into or to be entered into in connection herewith between, inter alia, the Security Trustee, the Agent and the Banks.

       "SOUTH HERTS FACILITY" means the facility agreement dated 18 April 1995 between, among others, Cable & Wireless Communications (South Hertfordshire) Limited and Bank of America, N.A.

       "SOUTH HERTS REFINANCING LOAN" means a loan of up to Pound
       Sterling17,100,000 from the Target (or other member of the Target Group) to Cable & Wireless Communications (South Hertfordshire) Limited where:

       (a) such a loan is used by Cable & Wireless Communications (South Hertfordshire) Limited to refinance its existing outstandings under the South Herts Facility; and

       (b) Cable & Wireless Communications (South Hertfordshire) Limited provides security in respect of its obligations under such a loan, substantially similar to the security provided by it in respect of the South Herts Facility.

       "STANDARD SECURITIES" means the first ranking or, in the case of the Second Security Documents, second ranking (ranking only behind the first ranking security created pursuant to the Security Documents) fixed security over certain real or heritable property located in Scotland given in favour of the Security Trustee or the Second Security Trustee.

       "STATUTORY REQUIREMENTS" means any applicable provision or requirement of any Act of Parliament including the Telecommunications Act 1984, the Cable and Broadcasting Act 1984 and the Cable and the Broadcasting Act 1990 or any instrument, rule or order made under any Act of Parliament or any regulation or by-law of any local or other competent authority or any statutory undertaking or statutory company which has jurisdiction in relation to the carrying out, use, occupation, operation of the properties or the businesses of the Pre-Novation Borrower or any member of the UK Group (or, prior to the Pushdown Date, the Target Group) carried out thereon.

       "STERLING BONDS" means the Pound Sterling300,000,000 7.125 per cent. bonds due 2005 and the Pound Sterling200,000,000 7.375 per cent. bonds due 2017, issued by the Target pursuant to trust deeds dated 27 February 1998 between the Target and Royal Exchange Trust Company Limited.

       "SUBORDINATED FUNDING" means:

       (a) the subscription by NTL CC or any member of the NTL Holding Group, for new equity capital of either the Parent or, prior to the Pushdown Date, the Pre-Novation Borrower or the CWC Parent;

       (b)     Subordinated UK Group Debt; and

       (c)     prior to the Pushdown Date, Subordinated Target Group Debt.

       "SUBORDINATED TARGET GROUP DEBT" means any loan made by any member of the NTL Holding Group to the Pre-Novation Borrower, CWC Holdings or any other member of the Target Group subject to or potentially liable to US Federal Income Taxes or whose members or shareholders are liable or potentially liable to US Federal Income tax in respect of its net income or profits, where:

       (a) such a loan has been subordinated to the Revolving Loan pursuant to the NTL Subordination Agreement or any other Subordination Agreement; and

       (b) the relevant member of the NTL Holding Group has assigned its rights in respect of such a loan to the Security Trustee as security for the obligations of the Obligors under the Finance Documents pursuant to the NTL Intra-Group Loan Assignment (in the case of NTL Inc.) or any other Intra-Group Loan Assignment (in the case of any other member of the NTL Holding Group).

       "SUBORDINATED UK GROUP DEBT" means any loan made by NTL UK to the Parent, where:

       (a) such a loan has been subordinated to the Loan pursuant to the NTL UK Revolving Bank Subordination Agreement or the NTL UK Term Bank Subordination Agreement; and

       (b) if such a loan is outstanding after the Pushdown Date, NTL UK has assigned its rights in respect of such a loan to the Security Trustee and the Second Security Trustee as security for the obligations of the Obligors under the Finance Documents pursuant to the NTL UK Intra-Group Loan Assignment and the Second NTL UK Intra-Group Loan Assignment.

       "SUBORDINATION AGREEMENT" means each subordination agreement in the agreed form executed or to be executed by any member of the NTL Holding Group in favour of the Security Trustee, pursuant to which the indebtedness identified therein owed by the Pre-Novation Borrower or any member of the Target Group to such member of the NTL Holding Group is subordinated to the obligations of the Obligors under the Finance Documents.

       "SUBSEQUENT PARTICIPANT" means a member state that adopts the euro as its lawful currency after 1 January 1999.

       "SYNDICATION DATE" means the earlier of (a) the day specified by the Arrangers, after having given five Business Days' prior notice to the Parent, as the day on which primary syndication of the Revolving Facility is completed and (b) the day falling six months after the date hereof.

       "TARGET" means Cable & Wireless Communications Limited (company number 3288998).

       "TARGET GROUP" means CWC Holdings, Target and its direct and indirect subsidiaries (other than the Target Group Excluded Subsidiaries) after the Second Caxton Sale, such comprising the CWC ConsumerCo Business and, for the purpose of Clause 22.1 (Target Group Financial Condition) to Clause 22.3 (Financial Definitions) and any other provisions of this Agreement using the definitions defined in Clause 22.3 (Financial Definitions), the Pre-Novation Borrower.

       "TARGET GROUP EXCLUDED SUBSIDIARIES" means:

       (a) Cable & Wireless Communications (South Hertfordshire) Limited and its subsidiaries, until such time as Cable & Wireless Communications (South Herefordshire) Limited becomes a wholly-owned subsidiary of the CWC Parent;

       (b)     Fawnspring Limited;

       (c) any subsidiary of the CWC Parent which is a Dormant Subsidiary and which (i) has assets with an aggregate value of Pound Sterling10,000 or less and (ii) does not hold a Licence; and

       (d)     any subsidiary of the CWC Parent which is a Project Company,

       PROVIDED THAT any of such companies shall become a member of the Target Group and cease to be a Target Group Excluded Subsidiary if the CWC Parent and the Agent (acting on the instructions of an Instructing Group, acting reasonably) so agree.

       "TARGET GROUP FUNDING PASSTHROUGH" means a series of transactions between a member of the NTL Holding Group, one or more members of the Target Group and a Funded Excluded Subsidiary, where such takes place prior to the Pushdown Date and:

       (a) in the case of funding being provided by a member of the NTL Holding Group to the Funded Excluded Subsidiary, that funding is:

               (i) first made available by the member of the NTL Holding Group to the CWC Parent by way of Subordinated Funding;

               (ii) secondly, (if relevant) made available by one or more transactions between members of the Target Group (other than the CWC Parent) and finally made available by a member of the Target Group to the Funded Excluded Subsidiary in all such cases by way of either the subscription for new equity capital, the advancing of loans or capital contribution; or

       (b) in the case of a payment to be made by the Funded Excluded Subsidiary to a member of the NTL Holding Group, that payment is:

               (i) first made by the Funded Excluded Subsidiary to a member of the Target Group and thereafter between members of the Target Group (as relevant), by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by such Funded Excluded Subsidiary or relevant Target Group member; and

               (ii) finally made by a member of the Target Group to the relevant member of the NTL Holding Group by way of dividend or other distribution, loan or the payment of interest on or the repayment of the principal amount of any Subordinated Target Group Debt owed to that member of the NTL Holding Group.

       "TARGET GROUP SECURITY" means the security constituted by each Debenture, Guarantor Accession Memorandum and any other document pursuant to which a security interest in favour of the Finance Parties is created, in each case executed or to be executed by each member of the Target Group listed in Schedule 13 (Members of the Target Group Granting Security).




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


       "TELECENTIAL PARTNERSHIPS" means:

       (a) Telecential Communications (Herts) Partnership, a partnership between CableTel Limited and CableTel Investments Limited (acting through the Telecential Communications Partnership), Maza Limited and Herts Cable Limited; and

       (b) Telecential Communications (Northants) Partnership, a partnership between CableTel Limited and CableTel Investments Limited (acting through the Telecential Communications Partnership), Maza Limited and Northampton Cable Television Limited.

       "TERM" means, in relation to any Revolving Advance, save as otherwise provided herein, the period for which such Revolving Advance is borrowed, as specified in the Notice of Drawdown relating thereto.

       "TERM ADVANCE" means the advance made or to be made by the Term Banks under the Term Facility and each portion thereof resulting from a division provided for in Clause 7.4 (Division of Term Advances) or a consolidation provided for in Clause 7.3 (Consolidation of Term Advances), as the same may be reduced by payment in accordance with Clause 12 (Repayment of the Term Facility), Clause 13 (Cancellation and Prepayment), Clause 14 (Mandatory Prepayment) or Clause 18 (Illegality) or any other provision of this Agreement.

       "TERM AVAILABILITY PERIOD" means, in relation to the Term Facility, the period commencing on the Term Effective Date and ending on the earlier of:

       (a) the day which falls two Business Days after the Term Effective Date; and

       (b)     the date on which the Term Advance is made.

       "TERM BANK" means any company, bank or financial institution:

       (a)     named in Part B (Term Banks) of Schedule 1 (The Banks); or

       (b) which has become a party hereto as a Term Bank in accordance with Clause 35.4 (Assignments by Banks) or Clause 35.5 (Transfers by Banks),

       and which has not ceased to be a party hereto in accordance with the terms hereof.

       "TERM COMMITMENT" means, in relation to a Term Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "TERM COMMITMENT" in Part B (Term Banks) of Schedule 1 (The Banks).

       "TERM EFFECTIVE DATE" means the date referred to in clause 2.1 (Conditions Precedent) of the Restatement Amendment Agreement.

       "TERM EXECUTION DATE" means the date of the Restatement Amendment Agreement.

       "TERM FACILITY" means the term loan facility granted to the Post-Novation Borrower in this Agreement in an aggregate principal amount of Pound Sterling 200,000,000 subject to reduction as herein provided.




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


       "TERM FINAL MATURITY DATE" means 31 March 2008.

       "TERM INSTRUCTING GROUP" means:

       (a) before the Term Advance has been made, a Term Bank or Term Banks whose Term Commitments amount in aggregate to more than sixty-six and two thirds per cent of the Total Term Commitments; and

       (b) thereafter, a Term Bank or Term Banks to whom in aggregate more than sixty-six and two thirds per cent of the amount of the Term Loan is (or, immediately prior to its repayment, was then) owed.

       "TERM LOAN" means, at any time, the aggregate principal amount of the outstanding Term Advances at such time.

       "TERM MARGIN" means 3.5 per cent. per annum.

       "TERM PREPAYMENT AMOUNT" means, at any time:

       (a) prior to the first anniversary of the first day of the Term Availability Period, two per cent of the portion of the Term Loan prepaid at such time;

       (b) during the period from the first anniversary of the first day of the Term Availability Period to (but excluding) the second anniversary of the first day of the Term Availability Period, 1.5 per cent of the portion of the Term Loan prepaid at such time; and

       (c) during the period from the second anniversary of the first day of the Term Availability Period to (and including) the third anniversary of the first day of the Term Availability Period, one per cent of the portion of the Term Loan prepaid at such time.

       "TERM REPAYMENT DATE" means each of the dates specified in Clause 12.1 (Term Repayment Instalments), PROVIDED THAT if such day is not a Business Day, it shall be deemed to be the next succeeding Business Day.

       "TOTAL COMMITMENTS" means the aggregate of the Total Revolving Commitments and the Total Term Commitments.

       "TOTAL NET CASH FINANCE CHARGES" has the meaning given to it in Clause
       22.3 (Financial Definitions).

       "TOTAL REVOLVING COMMITMENTS" means, at any time, the aggregate of the Revolving Banks' Revolving Commitments at such time.

       "TOTAL TERM COMMITMENTS" means, at any time, the aggregate of the Term Banks' Term Commitments at such time.

       "TRANSACTION AGREEMENT" means the restated agreement dated as of 26 July 1999 between Bell Atlantic Corporation, Cable & Wireless, the Target and NTL Inc. (as amended from time to time before the date of this Agreement).

       "TRANSFER CERTIFICATE" means a certificate substantially in the form set out in Schedule 2 (Form of Transfer Certificate) or in such other form as may be agreed between the Relevant Obligor and the Agent signed by a Bank and a Transferee under which:

       (a) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights, benefits and obligations under the Finance Documents upon and subject to the terms and conditions set out in Clause 35.3 (Assignments and Transfers by Banks); and

       (b) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Agent as contemplated in Clause 35.5 (Transfers by Banks).

       "TRANSFER DATE" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in such Transfer Certificate.

       "TRANSFEREE" means a person to which a Bank seeks to transfer by novation all or part of such Bank's rights, benefits and obligations under the Finance Documents.

       "TREATY LENDER" means a Bank which is (on the date a payment falls due under a Finance Document) entitled to that payment under a double taxation agreement in force on that date (subject to the completion of any necessary procedural formalities) without a deduction or withholding for or on account of tax from such a payment PROVIDED THAT in the case of each Bank which is an Additional Finance Provider, unless the Parent otherwise agrees, either such Bank has:

       (a) provided to the appropriate department of the UK Inland Revenue a correct and complete claim for that payment to be made without withholding or deduction for and on account of tax under the double taxation agreement which claim has been certified by the relevant non-UK tax authority as applicable under the relevant double taxation agreement; or

       (b) complied with such other arrangement as may be agreed between the Parent (acting reasonably) and such Bank.

       "TREATY ON EUROPEAN UNION" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 7 February 1992 and came into force on 1 November 1993).

       "TRIANGLE NOTES" means the 11.2% senior discount debentures due 15 November 2007, with a principal amount at maturity of $517,300,000, issued by NTL Triangle LLC (formerly known as Comcast UK Cable Partners Limited).

       "TWTV DEBT" means:

       (a) a loan in a principal aggregate amount of up to Pound Sterling2,000,000 made available to Two Way TV Limited by certain of its shareholders; and

       (b) a loan note in a principal amount of up to Pound Sterling536,000 issued to Granada plc by Two Way TV Limited.

       "UK GROUP" means:

       (a) for the purpose of Clause 22.2 (UK Group Financial Condition), Clause 22.3 (Financial Definitions) and any other provisions of this Agreement using the definitions defined in Clause 22.3 (Financial Definitions):

               (i)   the Parent;

               (ii)  Northampton Cable Television Limited and Herts Cable
                     Limited;

               (iii) Cable & Wireless Communications (South Hertfordshire)
                     Limited;

               (iv) each of the Parent's direct and indirect subsidiaries from time to time, excluding the UK Group Excluded Subsidiaries (other than Northampton Cable Television Limited, Herts Cable Limited and Cable & Wireless Communications (South Hertfordshire) Limited); and

               (v) prior to the Pushdown Date, the Target Group (including the Pre-Novation Borrower); and

       (b) for all other purposes, the Parent and each of its direct and indirect subsidiaries from time to time other than the UK Group Excluded Subsidiaries. For information purposes only, the members of the UK Group on the Execution Date (as defined by this paragraph (b)) are listed in Schedule 14 (Members of the UK Group).

       "UK GROUP EXCLUDED SUBSIDIARY" means:

       (a) any subsidiary of the Parent which is a Dormant Subsidiary and which (i) has assets (save for loans existing on the Execution Date owed to it by other members of the UK Group) with an aggregate value of Pound Sterling10,000 or less and (ii) does not hold a Licence;

       (b)     Moleseye Limited;

       (c) Northampton Cable Television Limited (until such time as it becomes a wholly owned subsidiary of the Parent);

       (d) Herts Cable Limited (until such time as it becomes a wholly owned subsidiary of the Parent);

       (e) any member of the NTL Triangle Sub-Group (until such time as the Parent elects for the members of the NTL Triangle Sub-Group to become members of the UK Group in accordance with Clause 38.5 (NTL Triangle Accession);

       (f) any Target Group Excluded Subsidiaries which become subsidiaries of the Parent pursuant to the Pushdown;

       (g)     any subsidiary of the Parent which is a Project Company; and

       (h) any company which becomes a subsidiary of the Parent after the date hereof pursuant to an Asset Passthrough,

       PROVIDED THAT any of such companies shall become a member of the UK Group and cease to be a UK Group Excluded Subsidiary if the Parent and the Agent (acting on the instructions of an Instructing Group, acting reasonably) so agree.

       "UK GROUP FUNDING PASSTHROUGH" means a series of transactions between NTL UK, one or more members of the UK Group and a Funded Excluded Subsidiary where:

       (a) in the case of funding being provided by NTL UK to the Funded Excluded Subsidiary, that funding is:

               (i) first made available by NTL UK to the Parent by way of Subordinated Funding;

               (ii) secondly (if relevant) made available by the Parent to any other members of the UK Group by way of Parent Funding; and

               (iii) thirdly (if relevant) made available by one or more
                     transactions between members of the UK Group (other than the Parent) and finally made available by a member of the UK Group to the Funded Excluded Subsidiary in all such cases by way of either the subscription for new equity capital, the advancing of loans or capital contribution; or

       (b) in the case of a payment to be made by the Funded Excluded Subsidiary to NTL UK, that payment is:

               (i) first made by the Funded Excluded Subsidiary to a member of the UK Group, and thereafter between members of the UK Group (as relevant), by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by such Funded Excluded Subsidiary or relevant UK Group; and

               (ii) finally made by a member of the UK Group to NTL UK by way of dividend or other distribution, loan or the payment of interest on or the repayment of the principal amount of any Subordinated UK Group Debt owed to NTL UK.

       "UK GROUP FUNDING PAYMENT" means an indirect payment by NTL Inc. to one or more members of the UK Group where:

       (a) such a payment is made prior to the Pushdown Date and is funded by a dividend or other distribution or the payment of interest on or the repayment of the principal amount of any Subordinated Target Group Debt or the granting of a loan by the Pre-Novation Borrower to NTL Inc.;

       (b) NTL Inc. invests such a payment in NTL CC, who in turn invests such a payment in NTL UK; and

       (c) NTL UK invests such a payment in the Parent as Subordinated Funding, who in turn makes such Subordinated Funding available to other members of the UK Group.

       "UK GROUP SECURITY" means the security constituted by the NTL UK Intra-Group Loan Assignment, the Parent Intra-Group Loan Assignment, each Debenture and Guarantor Accession Memorandum executed or to be executed by the Parent and sufficient members of the UK Group to ensure compliance with Clause 23.32 (Guarantors).

       "UNPAID SUM" has the meaning ascribed in Clause 28.1 (Default Interest Periods).

       "VEHICLE FINANCE LEASES" means vehicle finance leases made between PHH Vehicle Management Services Limited and Cable & Wireless Communications Corporation Limited.

       "VIDEOTRON MORTGAGE" means the loan agreement dated 1 July 1993 between Videotron Corporation Limited and Barclays Bank PLC.

       "WORKING CAPITAL FACILITY" means a facility in the agreed form made or to be made available to the Parent by certain financial institutions, where:

       (a) the amount available to the Parent thereunder is at least Pound Sterling1,300,000,000 (or its equivalent); and

       (b) amounts advanced to the Parent thereunder are applied by it, by way of Parent Funding, to members of the UK Group for application towards their working capital purposes.

       "WORKING CAPITAL FACILITY AGENT" means the person from time to time appointed as the agent of the lenders under the Working Capital Facility.

       "YANKEE BONDS" means the $750,000,000 6.375 per cent. notes due 2003, the $650,000,000 6.625 per cent. notes due 2005, the $400,000,000 6.750 per cent. notes due 2008 and the $700,000,000 6.75 per cent. notes due 2008, issued by the Target pursuant to an indenture dated 6 March 1998 between the Target and Citibank, N.A.

1.2    INTERPRETATION
       Any reference in this Agreement to:

       the "AGENT", an "ARRANGER", the "SECURITY TRUSTEE", the "SECOND SECURITY TRUSTEE" or any "BANK" shall be construed so as to include it and any subsequent successors and permitted transferees in accordance with their respective interests;

       an "AFFILIATE" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with that specified person, where:

       (a) "CONTROL" (and "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether by the ownership of shares, by agreement or otherwise; and

       (b) the beneficial ownership of 10 per cent. or more of the issued share capital of a person shall be deemed to constitute control of that person;

       "AGREED FORM" in relation to any document means a form which is initialled by each of the Agent and the Relevant Obligor for the purposes of identification (as such form may be amended from time to time by agreement between such parties) or a document executed on or before the Execution Date by (among others) the Parent, the CWC Parent or the Pre-Novation Borrower and the Agent or, if not so executed or initialled, a document in form and substance reasonably satisfactory to the Agent;

       "ASSETS" includes present and future properties, revenues and rights of every description;

       a "COMPANY" includes any body corporate;

       "CONTINUING", in relation to an Event of Default, shall be construed as a reference to an Event of Default which has not been waived in writing or remedied and, in relation to a Potential Event of Default, one which has not been remedied within the relevant grace period or waived in accordance with the terms hereof;

       "DISPOSAL" includes any sale, lease, transfer or other disposal;

       the "EQUIVALENT" on any date in one currency (the "FIRST CURRENCY") of an amount denominated in another currency (the "SECOND CURRENCY") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Agent at or about 11.00 a.m. on such date for the purchase of the first currency with the second currency;

       a "HOLDING COMPANY" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

       "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

       a "LAW" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

       "LEASEHOLD" shall be construed so as to include any property in Scotland, title to which is held under a duly registered or recorded long lease;

       a "MEMBER STATE" shall be construed as a reference to a member state of the European Union;

       a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that:

       (a) if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

       (b) if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

       (and references to "MONTHS" shall be construed accordingly);

       a "PERSON" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

       "REFINANCING" in the context of a refinancing of the Working Capital Facility by a member of the Covenant Group shall include a cancellation of commitment under the Working Capital Facility where an amount at least equal to such cancellation is contributed to the Parent by such member of the Covenant Group or by any intermediate member of the Covenant Group;

       "REPAY" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "PREPAY" (or, as the case may be, the corresponding derivative form thereof) and vice versa;

       a "SUBSIDIARY" of a company or corporation shall be construed as a reference to:

       (a)     any company or corporation:

               (i) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

               (ii) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

               (iii) which is a subsidiary of another subsidiary of the
                     first-mentioned company or corporation

               and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body; and

       (b) for the purposes only of Clause 21 (Financial Information), Clause 22 (Financial Condition) and any other Clause where the financial definitions referred to in Clause 22.3 (Financial Definitions) are used in this Agreement, any company or corporation which is a subsidiary undertaking as defined in
               Section 258 of the Companies Act 1985 or any other legal entity which is accounted for as a subsidiary of that first mentioned company or corporation;

       a "SUCCESSOR" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;




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


       "TAX" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

       "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time;

       a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

       the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3    CURRENCY SYMBOLS
       1.3.1 "POUND STERLING" and "STERLING" denote lawful currency of the United Kingdom and "$" and "DOLLARS" denote lawful currency of the United States of America.

       1.3.2 "EURO" means the single currency unit of the European Union as constituted by the Treaty on European Union as referred to in EMU Legislation and "EURO UNIT" means the currency unit of the euro as defined in EMU Legislation.

1.4    AGREEMENTS AND STATUTES
       Any reference in a Finance Document to:

       1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

       1.4.2 a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

1.5    HEADINGS
       Clause and Schedule headings are for ease of reference only.

1.6    TIME
       Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

1.7    TERMS DEFINED IN DEBENTURES
       Unless otherwise defined in any Debenture or if the context otherwise requires, a term defined in this Agreement or in any other Finance Document has the same meaning in such Debenture or any notice given under or in connection with such Debenture, as if all


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


       references in the defined terms to the Agreement or other Finance Document were a reference to such Debenture or such notice.

1.8    CONSTRUCTION
       Clauses 1.2 (Interpretation) to 1.6 (Time) of this Agreement will apply as if incorporated in each Debenture or in any notice given under or in connection with such Debenture, as if all references in such Clauses to the Agreement were a reference to such Debenture or such notice.

1.9    APPLICATION OF PROVISIONS IN AGREEMENT
       Clauses 27 (Costs and Expenses), 29.2 (Currency Indemnity), 40 (Remedies and Waivers, Partial Invalidity), 41 (Notices) and 45 (Jurisdiction) of this Agreement are deemed to form part of each Debenture as if expressly incorporated into it and as if all references in such Clauses to the Agreement were a reference to each Debenture.

1.10   CLAUSE AND SCHEDULE REFERENCES
       References in this Agreement to any Clause or Schedule shall, save as otherwise specified, be to a Clause or Schedule contained in this Agreement.

1.11   THIRD PARTY RIGHTS
       1.11.1 Save as provided herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

       1.11.2 Each Additional Finance Provider may enjoy the benefit of, or enforce any terms (which shall include any representation or warranty made by any party to this Agreement to any Bank on the Additional Finance Provider Accession Date relating to such Additional Finance Provider) of this Agreement in accordance with the Contracts (Rights of Third Parties) Act 1999 which in any way relate to it or its accession to this Agreement , including (but not limited to), the terms set out in sub-clauses 5.4 and 5.5 of Clause 5 (Incremental Facility), sub-clauses 20.1.7 and 20.1.8 of Clause 20.1 (Representing Parties) and Clause 20.14 (Full Disclosure).


2.     THE FACILITIES

2.1    GRANT OF THE FACILITIES
       Upon the terms and subject to the conditions hereof, the Revolving Banks grant to the Borrowers the Revolving Facility and the Term Banks grant to the Post-Novation Borrower the Term Facility, in each case, as the same may be reduced in accordance with the terms hereof PROVIDED THAT no Borrower organised under the laws of any state of the United States of America may borrow any amount under the Revolving Facility unless NTL Holdings gives its prior written consent to such borrowing.

2.2    PURPOSE PRIOR TO PUSHDOWN
       The Revolving Facility is intended, prior to the Pushdown Date:

       2.2.1 to refinance Existing Target Indebtedness (other than the BCM Notes and the High Yield Bonds referred to in paragraph (a) of the definition thereof);


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


       2.2.2 to finance the Cable & Wireless Loan and the South Herts Refinancing Loan;

       2.2.3 to finance, or refinance, acquisitions permitted by paragraph (g) of the definition of Permitted Acquisitions;

       2.2.4 to finance a Permitted Payment to be made in accordance with paragraph (g) of the definition thereof;

       2.2.5   to finance Asset Adjustment Payments; and

       2.2.6 to finance the working capital requirements of the UK Group or the Target Group,

       PROVIDED THAT the amount of the Revolving Facility available for the purposes specified in sub-clauses 2.2.2 to 2.2.6 shall be limited to the Available Working Capital Amount.

2.3    PURPOSE AFTER PUSHDOWN
       On and after the Pushdown Date:

       2.3.1   the Revolving Facility is intended to be used by the Borrowers:

               (a)  to finance the working capital requirements of the UK Group;

               (b) to finance, or refinance, Permitted Acquisitions (other than the Acquisition); and

               (c)  to finance Asset Adjustment Payments; and

       2.3.2 the Term Facility is intended to be used by the Post-Novation Borrower to refinance amounts outstanding under the Revolving Facility.

2.4    APPLICATION
       Each Borrower shall apply all amounts raised by it hereunder in or towards satisfaction of, prior to the Pushdown, the purposes specified in Clause 2.2 (Purpose prior to Pushdown) and, on and after the Pushdown, the purposes specified in Clause 2.3 (Purpose after Pushdown) and none of the Finance Parties shall be obliged to concern themselves with such application.

2.5    INITIAL CONDITIONS PRECEDENT
       2.5.1 The conditions precedent to availability of the Revolving Facility (being the documents and other evidence listed in Part A (Initial Revolving Bank Conditions Precedent) of Schedule 3 (Conditions Precedent)) have been satisfied.

       2.5.2 Save as the Term Banks may otherwise agree, none of the Term Banks shall have any obligation to make the Term Loan available until the Term Effective Date has occurred.

2.6    BANKS' OBLIGATIONS SEVERAL
       The obligations of each Bank are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of an Obligor towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder.

2.7    BANKS' RIGHTS SEVERAL
       The rights of each Bank are several and any debt arising hereunder at any time from an Obligor to any of the other parties hereto shall be a separate and independent debt. Each such party shall, save as otherwise provided in the this Agreement, the Security Trust Agreement and the Second Security Trust Agreement, be entitled to protect and enforce its individual rights arising out of this Agreement independently of any other party (so that it shall not be necessary for any party hereto to be joined as an additional party in any proceedings for this purpose).

2.8    ACKNOWLEDGEMENT OF SECOND SECURITY
       The Revolving Banks acknowledge that, notwithstanding that the Security covers the Term Loan and the Term Banks, the Term Banks will also be taking the security constituted or to be constituted by, or pursuant to, the Second Security Documents. Each party hereto undertakes that it will not at any time bring any legal action to challenge the validity or effectiveness of any of the security purported to be created under or pursuant to any Security Document or Second Security Document. Further, and for the avoidance of doubt, the Term Banks acknowledge (for the purposes of Section 94 of the Law of Property Act, 1925) that, notwithstanding the Second Security, all Advances made by the Banks from time to time are intended to have the benefit of the Security which ranks in priority to the Second Security given in respect of the Term Advances.


3.     UTILISATION OF THE REVOLVING FACILITY

3.1    DRAWDOWN CONDITIONS FOR REVOLVING ADVANCES
       A Revolving Advance will be made by the Revolving Banks to a Borrower if:

       3.1.1 during the Notice Period, the Agent has received a completed Notice of Drawdown from such Borrower;

       3.1.2 the proposed date for the making of such Revolving Advance is a Business Day falling one month or more before the Revolving Termination Date;

       3.1.3 the proposed amount of such Revolving Advance is (a) if less than the Available Revolving Facility an amount or integral multiple of Pound Sterling50,000,000 (or such lesser amount as the Pre-Novation Borrower and the Agent may agree in respect of a Revolving Advance to be utilised to refinance Existing Target Indebtedness) or (b) equal to the amount of the Available Revolving Facility;

       3.1.4   in respect of any Revolving Advance which:

               (a)  is requested prior to the Pushdown Date; and

               (b) is to be used to finance any of the purposes set out in sub-clauses 2.2.2 to 2.2.6 of Clause 2.2 (Purpose prior to Pushdown),

               the amount of such a Revolving Advance is equal to or less than the Available Working Capital Amount;

       3.1.5 there would not, immediately after the making of such a Revolving Advance, be more than ten Revolving Advances outstanding;

       3.1.6 save for Revolving Advances requested to be made during the Certain Funds Period and Rollover Advances, neither of the events mentioned in sub-clauses 9.1.1 and 9.1.2 of Clause 9.1 (Market Disruption) shall have occurred;

       3.1.7 in respect of any Revolving Advance requested by a Borrower prior to the Pushdown Date, the proposed Term of the Revolving Advance requested is a period of one, two, three or six months or such other period as the Agent (acting on the instructions of all of the Revolving Banks) may agree in each case ending on or before the estimated Pushdown Date (as from time to time agreed between the Agent and the Relevant Obligor) PROVIDED THAT prior to the Syndication Date, only periods of one month (or, if less, such duration necessary to ensure that such Term shall end on the Syndication Date) or such other period as the Pre-Novation Borrower and the Agent may agree may be requested;

       3.1.8 in respect of any Revolving Advance requested by a Borrower after the Pushdown Date and:

               (a) prior to any Additional Finance Provider Accession Date, the proposed Term of the Revolving Advance requested shall be a period of one, two, three or six months or such other period as the Agent (acting on the instructions of all Revolving Banks) may agree in each case ending on or before such Additional Finance Provider Accession Date; and

               (b) after the final Additional Finance Provider Accession Date, the proposed Term of the Revolving Advance requested shall be a period of one, two, three or six months or such other period as the Agent (acting on the instructions of all Revolving Banks) may agree in each case ending on or before the Revolving Termination Date; and

       3.1.9   on and as of the proposed date for the making of such Revolving
               Advance:

               (a) in the case of any Revolving Advance requested to be made during the Certain Funds Period, no Certain Funds Event of Default is continuing;

               (b) in the case of Revolving Advances not within paragraph (a) above (other than Rollover Advances), (i) no Event of Default or Potential Event of Default is continuing and (ii) the Repeated Representations are true in all material respects; or

               (c) in the case of Rollover Advances not within paragraph (a) above, (i) no Event of Default is continuing and (ii) those of the Repeated Representations which are not capable of remedy or change if incorrect or misleading in any material respect, are true in all material respects.

3.2    TERMS ENDING ON REVOLVING REDUCTION DATES
       The Borrowers shall ensure that there are sufficient Revolving Advances with Terms ending on or before the next succeeding Revolving Reduction Date to allow the


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


       reduction in the Revolving Commitments scheduled to take place on that Revolving Reduction Date to occur. If the Borrowers have not so ensured the Agent may, subject to Clause 28.4 (Break Costs), shorten the Terms of one or more Revolving Advances agreed with the Relevant Obligor to so ensure.

3.3 EACH REVOLVING BANK'S PARTICIPATION IN REVOLVING ADVANCES Each Revolving Bank will participate through its Facility Office in each Revolving Advance made pursuant to this Clause 3 in the proportion borne by its Available Revolving Commitment to the Available Revolving Facility immediately prior to the making of that Revolving Advance.

3.4    REDUCTION OF AVAILABLE REVOLVING COMMITMENT
       If a Revolving Bank's Revolving Commitment is reduced in accordance with the terms hereof after the Agent has received the Notice of Drawdown for a Revolving Advance and such reduction was not taken into account in the Available Revolving Facility, then the amount of that Revolving Advance shall be reduced accordingly.


4.     PAYMENT AND CALCULATION OF INTEREST ON REVOLVING ADVANCES

4.1    PAYMENT OF INTEREST
       On the Repayment Date relating to each Revolving Advance (and, if the Term of such Revolving Advance exceeds six months, on the expiry of each period of six months during such Term) the Borrower to which such Revolving Advance has been made shall pay accrued interest on that Revolving Advance.

4.2    CALCULATION OF INTEREST
       The rate of interest applicable to a Revolving Advance from time to time during its Term shall be the rate per annum which is the sum of:

       4.2.1   the Revolving Margin at such time;

       4.2.2   the Mandatory Cost Rate; and

       4.2.3   LIBOR.

4.3    REVOLVING MARGIN RATCHET
       The Revolving Margin shall:

       4.3.1 from the date hereof until the Pushdown Date, be 2.25 per cent. per annum;

       4.3.2 (if relevant) on and after the Pushdown Date and until the date falling 12 months after the date hereof, be 2.00 per cent. per annum; and

       4.3.3 at any other time, subject to Clause 4.5 (Revolving Default Margin) and in accordance with the provisions of Clause 4.4 (Revolving Margin Changes), be the percentage rate per annum determined by the ratio of EBITDA of the UK Group in respect of the Relevant Period ended on the most recent Quarter Date to the Total Net Cash Finance Charges for that Relevant Period in accordance with the table set out below.

              ------------------------------------------------------------------
              RATIO OF EBITDA TO TOTAL NET CAS  H             REVOLVING MARGIN
              FINANCE CHARGES                                PER CENT. PER ANNUM)
              ------------------------------------------------------------------
              Less than 1.25:1                                       2.00
              ------------------------------------------------------------------
              Equal to or greater than 1.25:1 but                    1.75
              less than 1.50:1
              ------------------------------------------------------------------
              Equal to or greater than 1.50:1 but                    1.50
              less than 1.75:1
              ------------------------------------------------------------------
              Equal to or greater than 1.75:1 but                    1.25
              less than 2.00:1
              ------------------------------------------------------------------
              Equal to or greater than 2.00:1 but                    1.00
              less than 2.25:1
              ------------------------------------------------------------------
              Equal to or greater than 2.25:1                        0.75
              ------------------------------------------------------------------


4.4    REVOLVING MARGIN CHANGES
       Any reduction or increase to the Revolving Margin provided for by Clause
       4.3 (Revolving Margin Ratchet) shall take effect in relation to all existing Revolving Advances and future Revolving Advances, in each case with effect from the date the Agent receives the Parent's Compliance Certificate in accordance with Clause 21.4 (Compliance Certificates) for its most recent Financial Quarter. Any change in the Revolving Margin applicable to an existing Revolving Advance shall only relate to the remainder of the current Term of such a Revolving Advance.

4.5    REVOLVING DEFAULT MARGIN
       The Revolving Margin shall be 2.25 per cent. per annum from the date determined by the Agent (acting reasonably) (in writing) as being the date on which an Event of Default or Potential Event of Default has occurred or come into existence until the date specified by the Agent (in writing) as being the date on which it has been demonstrated to its satisfaction (acting reasonably) that such Event of Default or Potential Event of Default is no longer continuing. The Agent shall promptly notify the other parties hereto of any determination that an Event of Default or Potential Event of Default has occurred or exists or, as the case may be, that it has been demonstrated to its reasonable satisfaction that such is no longer continuing.


5.     INCREMENTAL FACILITY

5.1    REQUEST FOR INCREMENTAL FACILITY
       If no Event of Default or Potential Event of Default has occurred and is continuing, the Parent may, at any time after the date falling 12 months after the Acquisition Date, deliver to the Agent and the Arrangers a request (the "INCREMENTAL FACILITY REQUEST") requesting that the Arrangers arrange the Incremental Facility.

5.2    REQUIREMENTS OF INCREMENTAL FACILITY REQUEST
       The Incremental Facility Request shall be in writing and shall specify:

       5.2.1 the proposed amount of the Incremental Facility, which shall not exceed Pound Sterling300,000,000 in principal aggregate amount;

       5.2.2 the proposed final maturity date of the Incremental Facility, which shall be no earlier than 31 March 2006;

       5.2.3 the proposed margin payable on amounts drawn under the Incremental Facility; and

       5.2.4 the other proposed key terms and conditions of the Incremental Facility, which (subject to its being priced by reference to market conditions on and around the date of delivery of the Incremental Facility Request) shall be no more onerous than the terms of this Agreement.

5.3    ACKNOWLEDGEMENT BY BANKS
       The Banks consent to the incurrence by the Borrowers of the additional indebtedness under the Incremental Facility, which shall rank pari passu with indebtedness under the Revolving Facility and the Term Facility. Subject to an intercreditor agreement acceptable to all of the Banks being entered into between the Banks and the lenders under the Incremental Facility, the indebtedness under the Incremental Facility may be secured on assets subject to the Security Documents and/or the Second Security Documents. The Banks (and/or their designated representatives) shall negotiate in good faith with the proposed lenders under the Incremental Facility, with a view to such an intercreditor agreement being agreed and executed as soon as reasonably practicable. The Banks shall have the opportunity, but shall not be obliged, to participate in the Incremental Facility and hereby consent to the Incremental Facility being offered to persons who are not Banks at the time the Incremental Facility Request is delivered by the Parent. The Incremental Facility shall be priced by reference to market conditions on and around the date of delivery of the Incremental Facility Request, but shall otherwise contain terms no more onerous than the terms hereof, as the same shall be agreed between the parties hereto and any additional persons who agree to participate in the Incremental Facility.

5.4    INCREASE OF THE REVOLVING FACILITY
       5.4.1 Notwithstanding any other provision of this Clause 5, the Banks agree that the amount of the Revolving Facility may be increased from time to time up to a maximum of Pound Sterling2,720,000,000 in principal aggregate amount PROVIDED THAT:

               (a) the increase in the Revolving Facility (the "ADDITIONAL AMOUNT") shall not exceed Pound Sterling220,000,000 in principal aggregate amount or, if the unutilised portion of the Incremental Facility is less than Pound
                    Sterling220,000,000 at any time, the amount of the unutilised portion of the Incremental Facility;

               (b) the Additional Amount is made available by the Additional Finance Providers only and, prior to the relevant increase in the Revolving Facility, the relevant Additional Finance Provider has acceded to this Agreement in accordance with the provisions of Clause 5.5 (Accession of the Additional Finance Providers); and

               (c) the Parent has notified the Agent of the date of the proposed accession to this Agreement of the relevant Additional Finance Provider and the amount of such Additional Finance Provider's Revolving Commitment to be specified in the relevant Additional Finance Provider Accession Undertaking at least 5 Business Days prior to the relevant Additional Finance Provider Accession Date.



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


       5.4.2 A Revolving Bank which is an Additional Finance Provider may, in its sole discretion, increase the amount of its Revolving Commitment by giving the Agent not less than 10 Business Days prior written notice to that effect, specifying the proposed amount of the increase in its Revolving Commitment and the date on which such increase is to take effect, if:

               (a) the amount of that increase is a minimum amount of Pound Sterling20,000,000 and a whole multiple of Pound Sterling5,000,000;

               (b) the amount of that increase will not, when aggregated with the Revolving Commitments of the Additional Finance Providers at such time, cause the Additional Amount to exceed Pound Sterling220,000,000 or, if the unutilised portion of the Incremental Facility is less than Pound Sterling220,000,000 at that time, the amount of the unutilised portion of the Incremental Facility;

               (c) on the date on which that increase is expressed to take effect, no Revolving Advance will be outstanding (excluding, for the avoidance of doubt, any Revolving Advance with a Term which ends or begins on that date); and

               (d) that Additional Finance Provider has not previously given a notice under this sub-clause,

               and such increase shall take effect as so requested.

5.5    ACCESSION OF ADDITIONAL FINANCE PROVIDERS
       5.5.1 The accession of each Additional Finance Provider shall be effected by the delivery to the Agent of a duly completed Additional Finance Provider Accession Undertaking. Each of the Obligors and NTL CC hereby authorises the Relevant Obligor to sign on its behalf, and each Finance Party (other than the Agent) hereby authorises the Agent to sign on its behalf, each Additional Finance Provider Accession Undertaking.

       5.5.2 No Additional Finance Provider may deliver an Additional Finance Provider Accession Undertaking if a Revolving Advance will be outstanding on the relevant proposed Additional Finance Provider Accession Date (excluding, for the avoidance of doubt, any Revolving Advance with a Term which ends or begins on the Additional Finance Provider Accession Date).

       5.5.3   With effect from each Additional Finance Provider Accession Date:

               (a) the Parent, NTL CC and each of the Obligors and the relevant Additional Finance Provider shall assume obligations towards one another and/or acquire rights against one another; and

               (b) the Agent, the Arrangers, the Banks and such Additional Finance Provider shall acquire the same rights and benefits and assume the same obligations between themselves, as they would have acquired and assumed had such Additional Finance Provider been an original party hereto as a Revolving Bank.

       5.5.4 If all the conditions of this Clause 5.5 (Accession of Additional Finance Providers) are satisfied, the relevant Additional Finance Provider will become a Revolving Bank on the relevant Additional Finance Provider Accession Date with a Revolving Commitment as notified to the Agent in its Additional Finance Provider Accession Undertaking and the Agent shall promptly notify the Relevant Obligor, the relevant Additional Finance Provider and each Bank of the same.

5.6    REDUCTION OF INCREMENTAL FACILITY
       The reference to Pound Sterling300,000,000 (as such amount may have been reduced by any other utilisation of the Incremental Facility) in sub-clause 5.2.1 of Clause 5.2 (Requirements of Incremental Facility Request) shall be reduced:

       5.6.1 on each Additional Finance Provider Accession Date, by the amount of the Revolving Commitment of the Additional Finance Provider which becomes a party hereto on such date; and

       5.6.2 on the date specified in any notice delivered by an Additional Finance Provider pursuant to sub-clause 5.4.2 of Clause 5.4 (Increase of the Revolving Facility) (which notice complies with the conditions specified in such sub-clause 5.4.2), by the amount of the increase in the Revolving Commitment specified in such notice.

5.7    INCREMENTAL FACILITY BALANCE
       Following the accession of all the Additional Finance Providers to this Agreement in accordance with Clause 5.5 (Accession of the Additional Finance Providers) or receipt by the Agent of a notice from the Parent advising that (i) no further Additional Finance Provider will become a party to this Agreement and/or (ii) no Additional Finance Provider will increase its Commitment under sub-clause 5.4.2, the parties hereto agree that Clause 5 (Incremental Facility), except for this Clause 5.7 and sub-clause 5.4.2 of Clause 5.4 (Increase of the Revolving Facility), shall cease to have effect, save that the balance of the Incremental Facility referred to in sub-clause 5.2.1 of Clause 5.2 (Requirements of Incremental Facility Request) as reduced pursuant to Clause 5.6 (Reduction of Incremental Facility) (the "INCREMENTAL FACILITY BALANCE") shall remain available for utilisation by the UK Group PROVIDED THAT:

       (a) no Event of Default or Potential Event of Default has occurred and is continuing;

       (b) the Parent supplies the Agent with a certificate stating that the Incremental Facility Balance will be made available by a third party on terms which are no more onerous (save as to pricing) than the terms hereof;

       (c) each Bank is supplied with a draft of the credit agreement under which the Incremental Facility Balance is to be made available and the terms of such credit agreement are acceptable to an Instructing Group; and



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

       (d) such third party enters into an intercreditor agreement acceptable to an Instructing Group and the execution of such intercreditor agreement shall be a condition precedent to the Incremental Facility Balance being made available.


6.     UTILISATION OF THE TERM FACILITY

6.1    DRAWDOWN CONDITIONS FOR THE TERM ADVANCE
       A single Term Advance will be made by the Term Banks to the Post-Novation Borrower if:

       6.1.1 during the Notice Period, the Agent has received a completed Notice of Drawdown for the entire amount of the Term Facility;

       6.1.2 the proposed date for the making of such Term Advance is a Business Day within the Term Availability Period;

       6.1.3 the interest rate applicable to such Term Advance during its first Interest Period would not fall to be determined pursuant to Clause 9.1 (Market Disruption); and

       6.1.4 on and as of the proposed date for the making of such Term Advance (a) no Event of Default or Potential Event of Default is continuing, (b) the representations and warranties made pursuant to sub-clause 20.1.6 of Clause 20.1 (Representing Parties) are true in all material respects and (c) the Agent has given a notification pursuant to sub-clause 2.5.2 of Clause 2.5 (Initial Conditions Precedent).

6.2    EACH TERM BANK'S PARTICIPATION IN THE TERM ADVANCE
       Each Term Bank will participate through its Facility Office in the Term Advance made pursuant to Clause 6.1 (Drawdown Conditions for the Term Advance) in the proportion borne by its Term Commitment to the Term Facility immediately prior to the making of the Term Advance.

6.3    REDUCTION OF TERM COMMITMENT
       The undrawn Term Commitment of each Term Bank shall, at the close of business on the last day of the Term Availability Period, be cancelled and each Term Bank's Term Commitment shall be reduced accordingly.


7.     INTEREST PERIODS FOR TERM ADVANCES

7.1    INTEREST PERIODS
       The period for which a Term Advance is outstanding shall be divided into successive periods (each an "INTEREST PERIOD") each of which (other than the first, which shall begin on the day the Term Advance is made) shall start on the last day of the preceding Interest Period.

7.2    DURATION
       The duration of each Interest Period shall, save as otherwise provided herein, be one, two, three or six months or such other period as the Agent (acting on the instructions of all Term Banks) may agree, in each case as the Post-Novation Borrower may by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent select, PROVIDED THAT:

       7.2.1 if the Post-Novation Borrower fails to give such notice of its selection in relation to an Interest Period, the duration of that Interest Period shall, subject to sub-clause 7.2.2 of this Clause 7.2, be one month;

       7.2.2 in respect of a Term Advance which, after taking into account other Term Advances with Interest Periods ending on or before a given Term Repayment Date, needs to be applied in whole or in part in a repayment of the Term Loan on such Term Repayment Date in accordance with Clause 12.1 (Term Repayment Instalments), an Interest Period which would otherwise end during the month preceding, or extend beyond, that Term Repayment Date shall be of such duration that it shall end on that Term Repayment Date.

7.3    CONSOLIDATION OF TERM ADVANCES
       If two or more Interest Periods end at the same time, then, on the last day of those Interest Periods, the Term Advances to which they relate shall be consolidated into and treated as a single Term Advance.

7.4    DIVISION OF TERM ADVANCES
       The Post-Novation Borrower may, by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent, direct that a Term Advance shall, at the beginning of any Interest Period relating thereto, be divided into (and thereafter, save as otherwise provided herein, treated in all respects as) two or more Term Advances in such amounts (in aggregate, equalling the amount of the Term Advance being so divided) as shall be specified by the Post-Novation Borrower in such notice, PROVIDED THAT the Post-Novation Borrower shall not be entitled to make such a direction if any Term Advance thereby coming into existence would be of an amount less than Pound Sterling50,000,000.


8.     PAYMENT AND CALCULATION OF INTEREST ON TERM ADVANCES

8.1    PAYMENT OF INTEREST
       On the last day of each Interest Period (and, if such Interest Period exceeds six months, on the expiry of each period of six months during such Interest Period), the Post-Novation Borrower shall pay accrued interest on the Term Advance to which such Interest Period relates.

8.2    CALCULATION OF INTEREST
       The rate of interest applicable to a Term Advance from time to time during an Interest Period relating thereto shall be the rate per annum which is the sum of:

       (a)     the Term Margin;

       (b)     the Mandatory Cost Rate; and

       (c)     LIBOR.



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

9.     MARKET DISRUPTION AND ALTERNATIVE INTEREST RATES

9.1    MARKET DISRUPTION
       If:

       9.1.1 in relation to any Advance LIBOR is to be determined by reference to Reference Banks and at or about 11.00 a.m. on the Quotation Date for the relevant Term or Interest Period none or only one of the Reference Banks supplies a rate for the purpose of determining LIBOR for the relevant Term or Interest Period; or

       9.1.2 in relation to a Revolving Advance, before the close of business in London on the Quotation Date for such Advance the Agent has been notified by a Revolving Bank or Revolving Banks to whom in aggregate fifty per cent. or more of such Revolving Advance would be owed if made, that the LIBOR rate does not accurately reflect the cost of funding its participation in such Revolving Advance; or

       9.1.3 in relation to a Term Advance, before the close of business in London on the Quotation Date for such Advance the Agent has been notified by a Term Bank or Terms Banks to whom in aggregate fifty per cent. or more of such Term Advance is owed, or would be owed if made, that the LIBOR rate does not accurately reflect the cost of funding its participation in such Term Advance, then the Agent shall notify the Relevant Obligor, the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of such event and, notwithstanding anything to the contrary in this Agreement, Clause 9.2 (Substitute Interest Rate and Substitute Term or Interest Period) shall apply to such Advance (if it is a Rollover Advance or a Term Advance that is already outstanding). If any of sub-clauses 9.1.1,
       9.1.2 or 9.1.3 of this Clause 9.1 applies to a proposed Advance (other than a Rollover Advance), such Advance shall not be made or permitted.

9.2    SUBSTITUTE INTEREST RATE AND SUBSTITUTE TERM OR INTEREST PERIOD
       If sub-clause 9.1.1 of Clause 9.1 (Market Disruption) applies to an Advance, the duration of the relevant Term or Interest Period shall be one month or, if less, such that it shall end on the earlier of the next succeeding Additional Finance Provider Accession Date (if any), the next succeeding Revolving Reduction Date or the Revolving Termination Date (in the case of a Rollover Advance) or the next succeeding Term Repayment Date (in the case of a Term Advance). If any of sub-clauses 9.1.1, 9.1.2 or 9.1.3 of Clause 9.1 (Market Disruption) applies to an Advance, the rate of interest applicable to each Revolving Bank's or, as the case may be, each Term Bank's portion of such Advance during the relevant Term or Interest Period shall (subject to any agreement reached pursuant to Clause 9.3 (Alternative Rate)) be the rate per annum which is the sum of:

       9.2.1 the Revolving Margin at such time or, as the case may be, the Term Margin;

       9.2.2   the Mandatory Cost Rate; and

       9.2.3 the rate per annum notified to the Agent by such Revolving Bank or such Term Bank before the last day of such Term or Interest Period to be that which expresses as a percentage rate per annum the cost to such Revolving Bank or Term Bank of funding from whatever sources it may reasonably select its portion of such Advance during such Term or Interest Period.

9.3    ALTERNATIVE RATE
       If any of those events mentioned in sub-clauses 9.1.1, 9.1.2 and 9.1.3 of Clause 9.1 (Market Disruption) occurs in relation to an Advance, then if the Agent or the Relevant Obligor so requires, the Agent and the Relevant Obligor shall enter into negotiations with a view to agreeing a substitute basis (i) for determining the rates of interest from time to time applicable to the relevant Advances and/or (ii) upon which the relevant Advances may be maintained (whether in sterling or some other currency) thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party hereto, PROVIDED THAT the Agent may not agree any such substitute basis without the prior consent of each Bank (which is not to be unreasonably withheld).


10.    NOTIFICATION

10.1   ADVANCES
       The Agent shall, promptly upon its receipt of a Notice of Drawdown, notify each Revolving Bank or, as the case may be, each Term Bank of:

       10.1.1  if applicable, the name of the Borrower;

       10.1.2  the proposed amount of the relevant Advance;

       10.1.3  the proposed length of the relevant Term or Interest Period; and

       10.1.4 the aggregate principal amount of the relevant Advance allocated to such Bank pursuant to Clause 3.3 (Each Revolving Bank's Participation in Revolving Advances) or Clause 6.2 (Each Term Bank's Participation in Term Advances).

10.2   INTEREST RATE DETERMINATION
       The Agent shall promptly notify the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of each determination of LIBOR, the Mandatory Cost Rate, and (in the case of the Revolving Banks) of each determination of the Revolving Margin.

10.3   CHANGES TO ADVANCES OR INTEREST RATES
       The Agent shall promptly notify the relevant Borrower and the Revolving Banks or, as the case may be, the Term Banks of any change to (a) the proposed length of a Term or Interest Period or (b) any interest rate occasioned by the operation of Clause 9 (Market Disruption and Alternative Interest Rates).


11.    REPAYMENT AND REDUCTION OF THE REVOLVING FACILITY

11.1   REPAYMENT
       Each Borrower to which a Revolving Advance has been made shall repay the Revolving Advance made to it in full on the Repayment Date relating thereto.



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


11.2   REDUCTION
       11.2.1 The Revolving Commitments shall be reduced in instalments on each Revolving Reduction Date by an amount equal to the amount (a "REVOLVING REDUCTION INSTALMENT"), as set out in the table below:


             ------------------------------------------------------------------
             REVOLVING REDUCTION DATE                REVOLVING REDUCTION
                                                          INSTALMENT
                                                       (POUND STERLING)
             ------------------------------------------------------------------
             30 June 2004                                 30,000,000
             ------------------------------------------------------------------
             30 September 2004                            30,000,000
             ------------------------------------------------------------------
             31 December 2004                             30,000,000
             ------------------------------------------------------------------
             31 March 2005                                100,000,000
             ------------------------------------------------------------------
             30 June 2005                                 100,000,000
             ------------------------------------------------------------------


       11.2.2 The Parent shall, to the extent necessary, procure that sufficient Revolving Advances are repaid on a Revolving Reduction Date to ensure that the aggregate of the outstanding Revolving Advances (after such repayment) is equal to or less than the reduced amount of the Total Revolving Commitments.

       11.2.3 Any reduction of the Total Revolving Commitments shall reduce proportionately the Revolving Commitment of each Revolving Bank.

       11.2.4 If any Borrower cancels the whole or any part of the Revolving Commitments in accordance with Clause 13.1 (Cancellation of the Revolving Facility) or if the Available Revolving Commitment of any Revolving Bank is reduced under sub-clause 13.4.4 of Clause
               13.4 (Prepayment of the Term Loan), Clause 13.7 (No Further Advances), Clause 14.7 (Application of Proceeds) or Clause 18 (Illegality) then the amount of the Revolving Reduction Instalment for each Revolving Reduction Date falling after that cancellation or reduction will reduce pro rata by the amount cancelled.


12.    REPAYMENT OF THE TERM FACILITY

12.1   TERM REPAYMENT INSTALMENTS
       The Post-Novation Borrower shall repay the Term Loan in instalments on each Term Repayment Date by repaying an amount equal to the percentage (the "REPAYMENT INSTALMENT"), set opposite that Term Repayment Date in the table below, of the Term Loan as at the close of business in London on the last day of the Term Availability Period.

      -------------------------------------------------------------------------
      TERM REPAYMENT DATE                                  REPAYMENT INSTALMENT
      -------------------------------------------------------------------------
      30 June 2006                                                   2.5%
      -------------------------------------------------------------------------
      30 September 2006                                              2.5%
      -------------------------------------------------------------------------
      31 December 2006                                               5.0%
      -------------------------------------------------------------------------
      31 March 2007                                                  5.0%
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
      30 June 2007                                                 5.0%
      -------------------------------------------------------------------------
      30 September 2007                                            5.0%
      -------------------------------------------------------------------------
      31 December 2007                                             5.0%
      -------------------------------------------------------------------------
      31 March 2008                                               70.0%

                                                           or, if different, the
                                                           entire unpaid balance
                                                                of the Term Loan
      -------------------------------------------------------------------------


12.2   SELECTION OF TERM ADVANCES
       If, in relation to a Term Repayment Date, the aggregate amount of the Term Advances exceeds the amount of the Term Loan to be repaid, the Post-Novation Borrower may, by not less than five Business Days' prior notice (or such shorter notice period as all the Term Banks may agree) to the Agent, select which of those Term Advances will be wholly or partially repaid, PROVIDED THAT:

       12.2.1 the Post-Novation Borrower may not make any such selection if, as a result, more than one such Term Advance would fall to be partially repaid; and

       12.2.2 if the Post-Novation Borrower fails to give such notice, the Agent shall select the Term Advances to be wholly or partially repaid.


13.    CANCELLATION AND PREPAYMENT

13.1   CANCELLATION OF THE REVOLVING FACILITY
       The Relevant Obligor may, by giving to the Agent not less than five Business Days' prior written notice to that effect, cancel the whole or any part (being a minimum amount of Pound Sterling 50,000,000 and an integral multiple of Pound Sterling 10,000,000) of the Available Revolving Facility. Any such cancellation shall reduce the Available Revolving Commitment and Revolving Commitment of each Revolving Bank rateably. Any amount so cancelled under this Clause 13.1 may not be reborrowed.

13.2   PREPAYMENT OF THE REVOLVING FACILITY
       Subject to the provisions of Clause 28.4 (Break Costs), a Borrower to which a Revolving Advance has been made may, by giving to the Agent not less than five Business Days' prior written notice to that effect, prepay the whole or any part of a Revolving Advance (being a minimum amount of Pound Sterling 50,000,000 and an integral multiple of Pound
       Sterling 10,000,000).

13.3   NO CANCELLATION OF THE TERM FACILITY
       The Post-Novation Borrower may not cancel the whole or any part of the Term Facility during the Term Availability Period.

13.4   PREPAYMENT OF THE TERM LOAN
               13.4.1 Subject to sub-clause 13.4.2, the Post-Novation Borrower may, by giving to the Agent not less than five Business Days' prior notice (or such shorter notice period as the Term Banks may agree) to that effect, prepay the whole or any part of the Term Loan (being a minimum amount of Pound Sterling 50,000,000 and an


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

               integralmultiple of Pound Sterling10,000,000). Any prepayment so made shall satisfy pro tanto the Post-Novation Borrower's obligations under Clause 12.1 (Term Repayment Instalments) and shall be applied rateably to the instalments provided for therein.

       13.4.2 If any Term Bank receives any prepayment under sub-clause 13.4.1 above, the Post-Novation Borrower shall also, in addition to any amount payable under Clause 28.4 (Break Costs), pay to the Agent for the account of the Term Banks the applicable Term Prepayment Amount. No Term Prepayment Amount shall be payable in respect of a prepayment required by the Banks (or such of the Banks as may be relevant in accordance with Clause 43 (Amendments)) as a condition to any consent, amendment or waiver given under the Finance Documents.

       13.4.3 Subject to this Clause 13.4 and whilst the Revolving Facility subsists, a prepayment may only be made under the Term Facility (a "TERM FACILITY PREPAYMENT") if a contemporaneous prepayment is made under the Revolving Facility (a "REVOLVING FACILITY PREPAYMENT") (in accordance with Clause 13.2 (Prepayment of the Revolving Facility) and the amount of the Revolving Facility Prepayment bears the same proportion to the sum of the Term Facility Prepayment and the Revolving Facility Prepayment as the Total Revolving Commitments bears to the Total Commitments at that time.

       13.4.4 If, on the day on which the Term Facility Prepayment and the Revolving Facility Prepayment are due to be made, the amount of the Revolving Facility Prepayment determined under Clause 13.4.3 exceeds the Revolving Loan, the Revolving Loan shall be prepaid in full and the Available Revolving Facility shall be reduced by an amount equal to the difference between the Revolving Facility Prepayment and the Revolving Loan. Any such cancellation shall reduce the Available Revolving Commitment and Revolving Commitment of each Revolving Bank rateably. Any amount so prepaid or cancelled under this Clause 13.4 may not be reborrowed.

13.5   NOTICE OF CANCELLATION OR PREPAYMENT
       Any notice of cancellation or prepayment given by the Relevant Obligor or a Borrower pursuant to this Clause 13 shall be irrevocable, shall specify the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and, in the case of a notice of prepayment, shall oblige the relevant Borrower to make such prepayment on such date.

13.6   REPAYMENT OF A BANK'S SHARE OF LOAN
       If:

       13.6.1 any sum payable to any Bank by an Obligor is required to be increased pursuant to Clause 15.1 (Tax Gross-up); or

       13.6.2 any Bank claims indemnification from an Obligor under Clause 15.2 (Tax Indemnity), the Agent claims indemnification from an Obligor under Clause 15.2 (Tax Indemnity) in respect of a payment received by it and paid by it to a


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

               Bank under the Finance Documents, or any Bank claims indemnification from a Borrower under Clause 17.1 (Increased Costs),

       the Relevant Obligor may, whilst such circumstance continues, give the Agent at least five Business Days' prior written notice (which notice shall be irrevocable) of its intention to procure the repayment of such Bank's share of the Loan. On the last day of each then current Term or Interest Period, or at any other time subject to the provisions of Clause
       28.4 (Break Costs), each Borrower to which an Advance has been made shall repay such Bank's portion of the Advance to which such Term or Interest Period relates. Any repayment of a Term Advance under this Clause 13.6 shall reduce rateably the remaining obligations of the Post-Novation Borrower under Clause 12.1 (Term Repayment Instalments).

13.7   NO FURTHER ADVANCES
       A Bank for whose account a repayment is to be made under Clause 13.6 (Repayment of a Bank's Share of Loan) shall not be obliged to participate in the making of Advances on or after the date upon which the Agent receives the Relevant Obligor's notice of its intention to procure the repayment of such Bank's share of the Loan, and such Bank's Available Commitment shall be reduced to zero.

13.8   NO OTHER REPAYMENTS
       No Borrower shall repay all or any part of the Loan except at the times and in the manner expressly provided for in this Agreement.


14.    MANDATORY PREPAYMENT

14.1   MANDATORY PREPAYMENT FROM EXCESS CASH FLOW
       The Parent shall ensure that within ten Business Days of delivery of the most recent financial statements of the UK Group pursuant to Clause 21.1 (Annual Statements), commencing with the financial statements delivered in respect of the financial year ending 31 December 2003, 50 per cent. of Excess Cash Flow for the financial year to which such financial statements relate is applied in cancellation and repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds).

14.2   MANDATORY PREPAYMENT FROM ASSET DISPOSALS
       Prior to the Pushdown Date, the CWC Parent and the Pre-Novation Borrower and, after the Pushdown Date, the Parent shall ensure that the net proceeds of any disposal falling within paragraph (g)(A) of the definition of Permitted Disposals of any asset by any member of the Target Group or, after the Pushdown Date, any member of the UK Group, are applied in cancellation and repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds) unless the relevant member of the Target Group or, as the case may be, the UK Group can show to the satisfaction of the Agent (acting reasonably) that:

       14.2.1 such disposal was on arms' length terms and the net proceeds are to be reinvested in similar or like assets of a comparable or superior quality or applied towards the Target Group's or, as the case may be (after the Pushdown Date), the UK Group's Capital Expenditure within a period of 365 days from the date of receipt of such proceeds by the relevant member of the Target Group or, as the case may be, the UK Group; or

       14.2.2 such disposal was on arms' length terms and in the ordinary and usual course of business of such member of the Target Group or, as the case may be, the UK Group; or

       14.2.3 the net disposal proceeds, when aggregated with the net disposal proceeds received by members of the Target Group and, after the Pushdown Date, the UK Group in respect of disposals falling within paragraph (g)(A) of the definition of Permitted Disposals made in the immediately preceding twelve calendar month period (excluding the proceeds from disposals falling within sub-clauses
               14.2.1 or 14.2.2 above), does not exceed Pound Sterling10,000,000 or its equivalent.

       In the case of sub-clause 14.2.1 only, the net disposal proceeds referred to therein will be deposited in the Prepayment Escrow Account and the relevant member of the Target Group or, as the case may be, the UK Group shall be entitled, during the 365 day period, to withdraw (or, as the case may be, require the Parent, the CWC Parent or the Pre-Novation Borrower to withdraw) sums from such account only to the extent that it is able reasonably to demonstrate that such sums will be reinvested or applied in accordance with the provisions of sub-clause 14.2.1. Any amounts not reinvested as specified in sub-clause 14.2.1 during the 365 day period specified therein shall thereafter be applied in repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds).

14.3   MANDATORY PREPAYMENT FROM INSURANCE PROCEEDS

       Prior to the Pushdown Date, the CWC Parent and the Pre-Novation Borrower and, after the Pushdown Date, the Parent shall ensure that Insurance Proceeds received by any member of the Target Group or, after the Pushdown Date, any member of the UK Group, above an aggregate minimum threshold of Insurance Proceeds of Pound Sterling10,000,000 (the "MINIMUM THRESHOLD"), are paid to the Agent and applied in repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds), unless the Insurance Proceeds received above the Minimum Threshold are:

       14.3.1 promptly upon receipt deposited in the Prepayment Escrow Account in accordance with the provisions of Clause 14.4 (Payment of Insurance Proceeds into Escrow Account); and

       14.3.2 applied, to the satisfaction of the Agent, towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses) within a period of 365 days from the date of receipt of such Insurance Proceeds by the relevant member of the Target Group or, as the case may be, the UK Group.

14.4 PAYMENT OF INSURANCE PROCEEDS INTO PREPAYMENT ESCROW ACCOUNT Prior to the Pushdown Date, the CWC Parent and the Pre-Novation Borrower and, after the Pushdown Date, the Parent shall ensure that any Insurance Proceeds to be applied in accordance with sub-clause 14.3.2 of Clause 14.3 (Mandatory Prepayment from Insurance Proceeds) are deposited in the Prepayment Escrow Account. The relevant member of the Target Group or, as the case may be, the UK Group that received the

       Insurance Proceeds shall be entitled, during the period of 365 days from its receipt of the Insurance Proceeds, to withdraw sums from the Prepayment Escrow Account only to the extent that it is able to reasonably demonstrate that such sums will be applied towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses). Any sums not so withdrawn during such 365 day period shall thereafter be paid to the Agent and applied in repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds).

14.5   MANDATORY PREPAYMENT FROM DEBT AND EQUITY

       Sub-clause 23.22.3 of Clause 23.22 (Mandatory Contribution) obliges NTL CC to ensure that 75 per cent. of the aggregate amount of the net cash proceeds of any equity or Financial Indebtedness raised by any member of the Covenant Group after 31 December 2003 (other than the proceeds of relevant Excluded Contributions) is contributed to the members of the UK Group (other than the Parent). NTL CC shall ensure that 50 per cent. of the aggregate amount of the net cash proceeds of any equity or Financial Indebtedness raised by members of the Covenant Group at any time after 31 December 2003 (other than the proceeds of relevant Excluded Contributions), (such an amount being 662/3 per cent. of the amount contributed to the UK Group (other than the Parent) in accordance with sub-clause 23.22.3 of Clause 23.22 (Mandatory Contribution)) is deposited in the Prepayment Escrow Account and applied in cancellation and repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds).

14.6   MANDATORY PREPAYMENT FROM FORCED DRAW PROCEEDS

       Upon its receipt of a notice from the Working Capital Facility Agent, specifying that a Forced Draw is required to be made under the Working Capital Facility, the Parent will promptly provide a copy of such a notice to the Agent. If such a Forced Draw is to be made on or after the Pushdown Date and if required by an Instructing Group:

       14.6.1 the Agent shall notify the Parent that the Banks require all (or such lesser amount as specified by an Instructing Group) of the proceeds of that Forced Draw to be deposited in the Prepayment Escrow Account and applied in repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds);

       14.6.2 the Parent shall, upon receipt of the proceeds of that Forced Draw and to the extent specified in the notice received by it pursuant to sub-clause 14.6.1 above, deposit such proceeds in the Prepayment Escrow Account for application in repayment of the Loan in accordance with Clause 14.7 (Application of Proceeds); and

       14.6.3 if the Agent requires it to do so, the Parent shall direct the Working Capital Facility Agent to pay the relevant amount of the proceeds of that Forced Draw directly to the Agent.

14.7   APPLICATION OF PROCEEDS

       14.7.1 Any amounts paid to the Agent in accordance with Clause 14.1 (Mandatory Prepayment from Excess Cash Flow) to Clause 14.6 (Mandatory Prepayment from Forced Draw Proceeds) (each, a "RELEVANT AMOUNT") shall:

               (a) be retained in the Prepayment Escrow Account pending any withdrawal permitted by any of those Clauses; and

               (b) if no such right of withdrawal is available, if it has ceased to be available or if the Relevant Obligor so instructs the Agent, be retained in the Prepayment Escrow Account for application on one or more Repayment Dates, or as the case may be, the last day of one or more Interest Periods, until such time as such amounts have been applied in full in repayment of the Loan in accordance with this Clause 14.7.

       14.7.2 Any Relevant Amounts shall, when required to be applied in repayment of the Loan in accordance with this Clause 14.7 (and then on the dates indicated in sub-clause 14.7.1 above), be applied as follows:

               (a) in prepayment and cancellation of the Revolving Loan by that portion of the Relevant Amount equal to the proportion which the Total Revolving Commitments bear to the Total Commitments (such portion of the Relevant Amount being hereinafter referred to as the "REVOLVING RELEVANT AMOUNT") PROVIDED THAT the Parent may, if this would not give rise to an obligation under the terms of any indebtedness of any member of the Group to apply any such amount in repayment of, or to the offer to repurchase, such indebtedness (a "MANDATORY REPURCHASE OBLIGATION"), apply an amount equal to the amount by which the Revolving Relevant Amount exceeds the Revolving Loan in payment to the relevant member of the UK Group (with a corresponding cancellation of the Available Revolving Facility in an amount equal to the amount of such payment), and for these purposes, if not to do so would give rise to a Mandatory Repurchase Obligation, the Parent shall ensure that on the date on which the Revolving Relevant Amount is due to be applied in accordance with this sub-clause 14.7.2, the amount of the Revolving Loan shall be at least equal to the Relevant Revolving Amount; and

               (b) in prepayment of the Term Loan by that portion of the Relevant Amount equal to the proportion which the Total Term Commitments bears to the Total Commitments.

       14.7.3 (i) Unless this would give rise to a Mandatory Repurchase Obligation, a Term Bank may, at its option, elect to waive receipt of its portion of a Relevant Amount, in which case such amount shall be applied to reduce the Revolving Loan in accordance with paragraph (a) of sub-clause 14.7.2.

                   (ii) Any prepayment of the Term Loan made pursuant to this Clause 14.7 shall satisfy pro tanto the Post-Novation Borrower's obligations under Clause

                   12.1 (Term Repayment Instalments) and shall be applied rateably to the instalments provided for therein.

       14.7.4 Any amount of the Loan repaid in accordance with this Clause 14.7 may not be reborrowed. Any cancellation of the Available Revolving Facility in accordance with this Clause 14.7 shall reduce the Revolving Commitment of each Revolving Bank rateably and the amount so cancelled may not be reborrowed.

14.8   MANDATORY PREPAYMENT DUE TO CHANGE IN CONTROL

       14.8.1  If after the date hereof:

               (a) any person, or group of connected persons, (which does not have control at the date hereof) acquires control of NTL Holdings;

               (b) the Parent ceases to be (directly or indirectly) a wholly-owned subsidiary of NTL Holdings; or

               (c) either CWC Holdings and/or the Pre-Novation Borrower ceases to be a wholly-owned subsidiary of NTL Holdings other than:

                    (i)  pursuant to the implementation of the Pushdown; or

                    (ii) where NTL Holdings' ownership in CWC Holdings is
                         reduced by no more than 1 per cent. of CWC Holdings' issued share capital as a result of a Permitted Issuance,

               then the Parent and, prior to the Pushdown Date, the CWC Parent and the Pre-Novation Borrower shall procure the immediate repayment of the Loan in full (together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) and the Available Commitment of each Bank shall immediately be cancelled and reduced to zero.

       14.8.2  For the purpose of this Clause 14.8:

               "CONTROL" means:

               (a) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

                    (i) cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of NTL Holdings; or

                    (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of NTL Holdings; or

                    (iii) give directions with respect to the operating and
                          financial policies of NTL Holdings which the directors or other equivalent officers of NTL Holdings are obliged to comply with; or


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               (b)  the holding of more than one-half of the issued share capital of NTL Holdings (excluding any part of that issued share capital that carries no voting rights).

               "GROUP OF CONNECTED PERSONS" means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in NTL Holdings to obtain or consolidate control of NTL Holdings.

       14.8.3 This Clause 14.8 will not apply, and the Available Commitments will not be cancelled, and the Loan will not become due and payable in the event that:

               (a) France Telecom S.A. or any of its affiliates acquires control of NTL Holdings; or

               (b) any company acquires control of NTL Holdings as part of a solvent reorganisation of the Group on terms approved by the Agent (acting on the instructions of an Instructing Group).

14.9   MANDATORY PREPAYMENT DUE TO PUSHDOWN DATE

       Notwithstanding any other provision of this Agreement, if the Pushdown Date has not occurred on or prior to 20 July 2001 the Parent shall procure that the Loan is repaid in full (together with accrued interest thereon and any other sums then owed by the Borrowers hereunder), on the first Business Day after 20 July 2001, and the Available Commitment of each Bank shall immediately be cancelled and reduced to zero.


15.    TAXES

15.1   TAX GROSS-UP

       All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor (in respect of which such deduction or withholding is required to be made) shall, subject to Clause 15.4 (Excluded Claims), be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

15.2   TAX INDEMNITY

       Without prejudice to Clause 15.1 (Tax Gross-up), if the Agent or (as a result of the introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority after the date hereof) any Bank (a) is required to make any payment of or on account of tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for purposes of tax to be received or receivable by such Finance Party, whether or not actually received or receivable) or (b) has any liability in respect of any such payment asserted, imposed, levied or assessed against it, the relevant Obligor shall, within five Business Days of demand by the Agent, promptly indemnify the Agent or


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       Bank which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, PROVIDED THAT this Clause
       15.2 shall not apply to:

       15.2.1 any tax imposed on and calculated by reference to the net income, profits or gains actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which the Agent or such Bank is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Agent or such Bank is treated as resident for tax purposes; or

       15.2.2 any tax imposed on and calculated by reference to the net income, profits or gains of the Facility Office of the Agent or such Bank actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which its Facility Office is located; or

       15.2.3 for the avoidance of doubt, any tax imposed on a Bank which would not have arisen but for the sub-participation of its rights and benefits under any of the Finance Documents.

15.3   CLAIMS BY BANKS AND THE AGENT

       A Bank intending to make a claim pursuant to Clause 15.2 (Tax Indemnity) shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Relevant Obligor and the Borrowers thereof. If the Agent intends to make a claim pursuant to Clause 15.2 (Tax Indemnity) it shall notify the Relevant Obligor and the Borrowers of the event giving rise to the claim.

15.4   EXCLUDED CLAIMS

       If any Finance Party is not or ceases to be a Qualifying Lender, no Obligor shall be liable to pay to that Finance Party under Clause 15.1 (Tax Gross-Up) any amount in respect of taxes levied or imposed in excess of the amount it would have been obliged to pay if that Finance Party had been or had not ceased to be a Qualifying Lender PROVIDED THAT this Clause 15.4 shall not apply (and each Obligor shall be obliged to comply with its obligations under Clause 15.1 (Tax Gross-Up)) if:

       15.4.1 after the date hereof, there shall have been any introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority and as a result thereof such Finance Party ceases to be a Qualifying Lender; or

       15.4.2 such Finance Party is not or ceases to be a Qualifying Lender as a result of the actions of any Obligor.

15.5   TREATY LENDERS

       A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that


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       Obligor to obtain authorisation to make that payment without a deduction or withholding for or on account of tax. If an Obligor is able to demonstrate that a deduction or withholding for or on account of tax is required to be made by it as a result of a Treaty Lender's failure to so co-operate, such an Obligor shall not be liable to pay any increased amount under Clause 15.1 (Tax Gross-Up) as a result of such a deduction or withholding.

15.6   NOTIFICATION OF STATUS

       Each Bank shall notify the Agent if it is not a Qualifying Lender at the time it becomes a Bank hereunder or, if it is then a Qualifying Lender, shall promptly notify the Agent if at any time thereafter it ceases to be a Qualifying Lender. The Agent shall promptly notify the Relevant Obligor of any notices it receives under this Clause 15.6 and if it ceases to be a Qualifying Lender.


16.    TAX RECEIPTS

16.1   NOTIFICATION OF REQUIREMENT TO DEDUCT TAX

       If, at any time, an Obligor is required by law to make any deduction or withholding from any sum payable by it under the Finance Documents (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor and the Bank to which such sum is payable shall promptly upon becoming aware of such a requirement notify the Agent accordingly. If the Agent receives such a notification from a Bank it shall promptly notify the Relevant Obligor and the Obligor who is required to make such a deduction or withholding.

16.2   EVIDENCE OF PAYMENT OF TAX

       If an Obligor makes any payment under the Finance Documents in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall request and, within thirty days of it receiving the same, deliver to the Agent for each relevant Bank an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of that Bank's share of such payment.

16.3   TAX CREDIT PAYMENT

       If an additional payment is made under Clause 15 (Taxes) by an Obligor for the benefit of any Finance Party and such Finance Party, in its sole discretion, determines that it has obtained (and has derived full use and benefit from) a credit against, a relief or remission for, or repayment of, any tax, then, if and to the extent that such Finance Party, in its sole opinion, determines that such credit, relief, remission or repayment is in respect of or calculated with reference to or otherwise relates to the additional payment made pursuant to Clause 15 (Taxes), such Finance Party shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to such Obligor such amount as such Finance Party shall, in its sole opinion, determine to be the amount which will leave such Finance Party (after such payment) in no worse after-tax position than it would have been in had the additional payment in question not been required to be made by such Obligor.


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16.4   TAX CREDIT CLAWBACK

       If any Finance Party makes any payment to an Obligor pursuant to Clause
       16.3 (Tax Credit Payment) and such Finance Party subsequently determines, in its sole opinion, that the credit, relief, remission or repayment in respect of which such payment was made was not available or has been withdrawn or that it was unable to use such credit, relief, remission or repayment in full, such Obligor shall reimburse such Finance Party such amount as such Finance Party determines, in its sole opinion, is necessary to place it in the same after-tax position as it would have been in if such credit, relief, remission or repayment had been obtained and fully used and retained by such Finance Party.

16.5   TAX AND OTHER AFFAIRS

       No provision of this Agreement shall interfere with the right of any Finance Party to arrange its tax or any other affairs in whatever manner it thinks fit, oblige any Finance Party to claim any credit, relief, remission or repayment in respect of any payment under Clause 15 (Taxes) in priority to any other credit, relief, remission or repayment available to it nor oblige any Finance Party to disclose any information relating to its tax or other affairs or any computations in respect thereof.


17.    INCREASED COSTS

17.1   INCREASED COSTS

       If, by reason of the occurrence, in each case after the date hereof, of
       (a) any change in law or in its interpretation or administration and/or
       (b) compliance with any such new law or with any request or requirement relating to the maintenance of capital or any other request from or requirement of any central bank or other fiscal, monetary or other authority (in each case, where a request or requirement that does not have the force of law is a request or requirement with which financial institutions subject to such request or requirement are generally accustomed to comply):

       17.1.1 a Bank or any holding company of such Bank is unable to obtain the rate of return on its capital which it would have been able to obtain but for such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents;

       17.1.2 a Bank or any holding company of such Bank incurs a cost as a result of such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents; or

       17.1.3 there is any increase in the cost to a Bank or any holding company of such Bank of funding or maintaining such Bank's share of the Advances or any Unpaid Sum,

       then the Borrower(s) of the relevant Facility (acting through the Relevant Obligor) shall, within three Business Days of a demand of the Agent, pay to the Agent for the account of that Bank amounts sufficient to indemnify that Bank or to enable that Bank to indemnify its holding company from and against, as the case may be, (i) such reduction in the rate of return of capital, (ii) such cost or (iii) such increased cost.


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17.2   INCREASED COSTS CLAIMS

       A Bank intending to make a claim pursuant to Clause 17.1 (Increased Costs) shall notify the Agent of the event giving rise to such claim, whereupon the Agent shall notify the Relevant Obligor thereof.

17.3   EXCLUSIONS

       Notwithstanding the foregoing provisions of this Clause 17, no Bank shall be entitled to make any claim under this Clause 17 in respect of any reduction in the rate of return on capital, cost or increased cost:

       17.3.1 attributable to a deduction or withholding for or on account of tax from a payment under a Finance Document required by law to be made by an Obligor and compensated for pursuant to the provisions of Clause 15.1 (Tax Gross-Up) (or would have been compensated for under Clause 15.1 (Tax Gross-Up) but was not so compensated solely because of Clause 15.4 (Excluded Claims) or Clause 15.5 (Treaty Lenders));

       17.3.2 compensated by Clause 15.2 (Tax Indemnity) (or would have been compensated for under Clause 15.2 (Tax Indemnity) but was not so compensated solely because of one of the exclusions set out in sub-clauses 15.2.1 to 15.2.3 of Clause 15.2 (Tax Indemnity));

       17.3.3  compensated by the Mandatory Cost Rate; or

       17.3.4 attributable to the wilful breach by the relevant Finance Party or its affiliates of any law or regulation.


18.    ILLEGALITY

       If, at any time, it is or will become unlawful for a Bank to make, fund or allow to remain outstanding all or part of its share of the Advances, then that Bank shall, promptly after becoming aware of the same, deliver to the Relevant Obligor through the Agent a notice to that effect and:

       18.1.1 such Bank shall not thereafter be obliged to participate in the making of any Advances and the amount of its Available Commitment shall be immediately reduced to zero; and

       18.1.2 if the Agent on behalf of such Bank so requires, each Borrower which has drawn an Advance shall no later than the last day permitted by law repay such Bank's share of any outstanding Advances together with accrued interest thereon and all other amounts owing to such Bank under the Finance Documents and any repayment of Term Advances so made shall reduce rateably the remaining obligations of the Post-Novation Borrower under Clause
               12.1 (Term Repayment Instalments).

19.    MITIGATION

       If, in respect of any Bank, circumstances arise which would or would upon the giving of notice result in:


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       19.1.1  an increase in any sum payable to it or for its account pursuant to Clause 15.1 (Tax Gross-up);

       19.1.2 a claim for indemnification pursuant to Clause 15.2 (Tax Indemnity) or Clause 17.1 (Increased Costs); or

       19.1.3 the reduction of its Available Commitment to zero or any repayment to be made pursuant to Clause 18 (Illegality),

       then, without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the obligations of the Obligors or the Relevant Obligor under any of the Clauses referred to above, such Bank shall promptly upon becoming aware of such circumstances notify the Agent thereof and, in consultation with the Agent and the Relevant Obligor and to the extent that it can do so lawfully, take reasonable steps (including a change of location of its Facility Office or the transfer of its rights, benefits and obligations under the Finance Documents to another financial institution acceptable to the Relevant Obligor and willing to participate in any Facility in which such Bank has participated) to mitigate the effects of such circumstances, PROVIDED THAT such Bank shall be under no obligation to take any such action if, in the opinion of such Bank, to do so might have any adverse effect upon its business, operations or financial condition (other than any minor costs and expenses of an administrative nature).


20.    REPRESENTATIONS

20.1   REPRESENTING PARTIES

       20.1.1 Each Obligor makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.10 (No Material Proceedings), Clause 20.13 (No Material Adverse Change), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement) and Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest) with respect to itself.

       20.1.2 Each of the Pre-Novation Borrower and, on and after the date on which it becomes a party hereto, the CWC Parent, makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.11 (Audited Financial Statements), Clause 20.13 (No Material Adverse Change), Clause
               20.14 (Full Disclosure), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement), Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest), Clause 20.28 (Scheme Information) and Clause 20.30 (Existing Target Indebtedness) with respect to itself.

       20.1.3 The Pre-Novation Borrower on and after the Acquisition Date and, on and after the date on which it becomes a party hereto, the CWC Parent, makes the representations and warranties set out in Clause 20.8 (No Winding Up) to Clause 20.10 (No Material Proceedings), Clause 20.17 (Environmental Compliance) to Clause
               20.20 (No Loans), Clause 20.23 (Licences and Consents) to Clause
               20.26 (Security Interest) and Clause 20.28 (Scheme


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               Information) to Clause 20.30 (Existing Target Indebtedness) with respect to each member of the Target Group.

               In addition, the Pre-Novation Borrower makes the representations and warranties set out in Clause 20.12 (Original Financial Statements) and Clause 20.13 (No Material Adverse Change) with respect to each member of the Target Group and makes the representations and warranties set out in sub-clause 20.15.3 of Clause 20.15 (Business Plan and Information Memorandum) and Clause 20.32 (Initial Guarantors).

       20.1.4  The Parent makes the representations and warranties set out in:

               (a) Clause 20.2 (Status and Due Authorisation) to Clause 20.11 (Audited Financial Statements), Clause 20.13 (No Material Adverse Change) to Clause 20.26 (Security Interest), Clause
                    20.27 (Group Structure), Clause 20.28 (Scheme Information) and Clause 20.31 (Existing Group Indebtedness) in respect of itself; and

               (b) Clause 20.8 (Winding Up) to Clause 20.10 (No Material Proceedings), Clause 20.17 (Environmental Compliance) to Clause 20.20 (No Loans) and Clause 20.23 (Licences and Consents) to Clause 20.27 (Group Structure) with respect to each member of the UK Group.

       20.1.5  NTL CC makes the representations and warranties set out in Clause
               20.2 (Status and Due Authorisation), Clause 20.5 (Validity and Admissibility in Evidence) to Clause 20.8 (No Winding-Up) and Clause 20.21 (Execution of this Agreement) with respect to itself and Clause 20.31 (Existing Group Indebtedness) with respect to NTL UK only.

       20.1.6 Without prejudice to any other terms of this Agreement, on the Term Effective Date:

               (a) each Obligor (other than the Post-Novation Borrower) makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.10 (No Material Proceedings), Clause 20.13 (No Material Adverse Change), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement) and Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest) with respect to itself;

               (b) the Post-Novation Borrower makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.10 (No Material Proceedings), Clause 20.13 (No Material Adverse Change), Clause 20.14.2 (Full Disclosure), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement), Clause 20.23 (Licences and Consents) to Clause 20.27(i) (Group Structure) and Clause 20.34 (NTL Inc. Business Plan) to Clause 20.38 (Principal Properties) with respect to itself and Clause
                    20.31 (Existing Group Indebtedness) and Clause 20.33 (UK Group Financial Statements);


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               (c)  the Parent makes the representations and warranties set out in:

                    (i)  Clause 20.2 (Status and Due Authorisation) to Clause
                         20.11 (Audited Financial Statements), Clause 20.13 (No Material Adverse Change), Clause 20.14.2 (Full Disclosure), Clause 20.16 (Budgets) to Clause 20.27(i) (Group Structures), Clause 20.31 (Existing Group Indebtedness) and Clause 20.33 (UK Group Financial Statements) to Clause 20.38 (Principal Properties) with respect to itself; and

                    (ii) Clause 20.8 (Winding Up) to Clause 20.10 (No Material
                         Proceedings), Clause 20.17 (Environmental Compliance) to Clause 20.20 (No Loans) and Clause 20.23 (Licences and Consents) to Clause 20.27(i) (Group Structures) with respect to each member of the UK Group; and

               (d) NTL CC makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation), Clause 20.5 (Validity and Admissibility in Evidence) to Clause 20.7 (Binding Obligations), Clause 20.21 (Execution of this Agreement) and Clause 20.31 (Existing Group Indebtedness) with respect to itself.

       20.1.7 Without prejudice to any other terms of this Agreement, on each Additional Finance Provider Accession Date:

               (a) each Obligor (other than the Post-Novation Borrower) makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.10 (No Material Proceedings), Clause 20.13 (No Material Adverse Change), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement) and Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest) with respect to itself;

               (b) the Post-Novation Borrower makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation) to Clause 20.10 (No Material Proceedings), Clause 20.13 (No Material Adverse Change), Clause 20.14.3 (Full Disclosure), Clause 20.17 (Environmental Compliance) to Clause 20.21 (Execution of this Agreement), Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest), Clause 20.31 (Existing Group Indebtedness) and Clause 20.35 (No Default);

               (c) the Parent makes the representations and warranties set out in:

                    (i)  Clause 20.2 (Status and Due Authorisation) to Clause
                         20.11 (Audited Financial Statements), Clause 20.13 (No Material Adverse Change), Clause 20.14.3 (Full Disclosure), Clause 20.16 (Budgets) to Clause 20.26 (Security Interest), Clause 20.31 (Existing Group Indebtedness) and Clause 20.35 (No Default) with respect to itself; and


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                    (ii) Clause 20.8 (Winding Up) to Clause 20.10 (No Material
                         Proceedings), Clause 20.17 (Environmental Compliance) to Clause 20.20 (No Loans) and Clause 20.23 (Licences and Consents) to Clause 20.26 (Security Interest) with respect to each member of the UK Group; and

               (d) NTL CC makes the representations and warranties set out in Clause 20.2 (Status and Due Authorisation), Clause 20.5 (Validity and Admissibility in Evidence) to Clause 20.7 (Binding Obligations), Clause 20.21 (Execution of this Agreement) and Clause 20.31 (Existing Group Indebtedness) with respect to itself.

       20.1.8 Each of the Parent, the CWC Parent, NTL CC and each Obligor acknowledges that the Finance Parties have entered into the Finance Documents in reliance on those representations and warranties.

20.2   STATUS AND DUE AUTHORISATION

       It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

20.3   NO DEDUCTIONS OR WITHHOLDING

       Under the laws of the jurisdiction in which it is established or incorporated in force at the date hereof, it will not be required to make any deduction or withholding from any payment it may make under any Finance Document to any Bank which is a Qualifying Lender (assuming in the case of a Treaty Lender, that it has secured a direction from the UK Inland Revenue to pay interest gross).

20.4   NO IMMUNITY

       In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

20.5   VALIDITY AND ADMISSIBILITY IN EVIDENCE

       All acts, conditions and things required to be done, fulfilled and performed in order:

       20.5.1 to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is party;

       20.5.2 to ensure that the obligations expressed to be assumed by it in each such Finance Document are legal, valid and (subject to the Reservations) binding and enforceable; and


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       20.5.3  (subject to the Reservations) to make each such Finance Document admissible in evidence in England,

       have been done, fulfilled and performed, other than (a) the registration of the Encumbrances created by the Security Documents (and, in the case of the representations and warranties made pursuant to Clause 20.1.6, the Second Security Documents) with the Registrar of Companies under Sections 395 and 398 of the Companies Act 1985, and in respect of the Principal Properties and any other properties subject to the Security and Second Security situated in England and Wales, under Section 2 of the Land Charges Act 1972 and Section 26 of the Land Registration Act 1925, in respect of the Principal Properties and any other properties subject to the Security and Second Security situated in Scotland, in the Land Register of Scotland or the General Register of Sasines and in respect of the Principal Properties and any other properties subject to the Security and Second Security situated in Northern Ireland in the Land Registry of Northern Ireland or the Registry of Deeds in Belfast or any similar registrations required in any applicable jurisdiction, (b) the giving of any notices in respect of any contracts being assigned pursuant to the Security Documents (and, in the case of the representations and warranties made pursuant to Clause 20.1.6, the Second Security Documents) and (c) the obtaining of any consents referred to in Clause 23.15 (Consents and Properties).

20.6   NO FILING OR STAMP TAXES

       Under the laws of the jurisdiction in which it is incorporated or established in force at the date hereof, it is not necessary that any of the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any Finance Document other than the entries in public registries referred to in Clause 20.5 (Validity and Admissibility in Evidence) and fixed duties on assignments by way of security.

20.7   BINDING OBLIGATIONS

       The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

20.8   NO WINDING-UP

       No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, has taken any corporate action nor have any other steps been taken or legal proceedings been started and served or (to the best of its knowledge and belief) threatened against any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group, for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues (other than for the purpose of a solvent reconstruction or amalgamation of such Obligor, such member of the UK Group or (as the case may be) such member of the Target Group (where such would not cause any breach of this Agreement) or for the purpose of the transfer of all or part of the business and assets of any Obligor, any member of the UK Group or (as the case may be) any member of the Target Group to any other Obligor, member of the UK Group or (as the case may be) member of the Target Group respectively (provided that such transfer is permitted under the terms of this Agreement)) and (save in the case of


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       any action, steps or proceedings relating to the appointment of an administrator) other than where the relevant action, steps or proceedings are frivolous or vexatious or being contested in good faith by appropriate legal action and such action, steps or proceedings are discontinued (in any such case) within 30 days of commencement.

20.9   NO MATERIAL DEFAULTS

       No Obligor, no member of the UK Group or (as the case may be) no member of the Target Group, is in breach of or in default under any agreement to which it is a party (including, without limitation, the Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement, to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

20.10  NO MATERIAL PROCEEDINGS

       No action or administrative proceeding of or before any court, arbitrator or agency (including, but not limited to, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against it or any of its assets.

20.11  AUDITED FINANCIAL STATEMENTS

       Its most recent consolidated audited financial statements (if any), excluding for the purposes of this Clause 20.11, the Original Financial Statements in relation to the Target:

       20.11.1 were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

       20.11.2 disclose, in the case of the audited financial statements of the Pre-Novation Borrower, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Pre-Novation Borrower and its consolidated subsidiaries, and in all other cases, all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the UK Group or, as the case may be, any member of the Target Group; and

       20.11.3 save as disclosed therein, give a true and fair view of the financial condition and operations of, as the case may be, the Pre-Novation Borrower and its consolidated subsidiaries, the UK Group or, as the case may be, the Target Group during the relevant financial year.

20.12  ORIGINAL FINANCIAL STATEMENTS

       Save as disclosed in the Disclosure Letter, the financial statements of the Target referred to in paragraph (c) of the definition of Original Financial Statements, to the best of its knowledge and belief:

       20.12.1 were prepared in accordance with accounting principles generally accepted in England and Wales and consistently applied;

       20.12.2 disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Target and the CWC ConsumerCo Business; and


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       20.12.3 save as disclosed therein, give a true and fair view of the financial condition and operations of the Target and the CWC ConsumerCo Business during the period to which such financial statements relate.

20.13  NO MATERIAL ADVERSE CHANGE

       Since the date as at which its most recent audited financial statements (where required by Clause 21.1 (Annual Statements), consolidated, in the case of the Parent and the CWC Parent) were stated to be prepared, there has been no change in its business or financial condition or, in the case of the Parent, in the business or financial condition of any member of the UK Group or of the UK Group taken as a whole or, in the case of the CWC Parent, in the business or financial condition of any member of the Target Group or of the Target Group taken as a whole which, in each case, could reasonably be expected to have a Material Adverse Effect.

20.14  FULL DISCLOSURE

       20.14.1 It is not aware of any material facts or circumstances that have not been disclosed to the Finance Parties originally party hereto and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in Clauses 2.2 (Purpose prior to Pushdown) and 2.3 (Purpose after Pushdown) on the terms of the Finance Documents.

       20.14.2 In the case of the representations and warranties made pursuant to Clause 20.1.6, it is not aware of any material facts or circumstances that have not been disclosed to the Term Banks party hereto on the Term Execution Date and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in sub-clause 2.3.2 of Clause 2.3 (Purpose after Pushdown) on the terms of the Finance Documents.

       20.14.3 In relation to each Additional Finance Provider:

               (a) with respect to the representations and warranties made pursuant to Clause 20.1.7, it is not aware of any material facts or circumstances that have not been disclosed to each Additional Finance Provider on the Additional Finance Provider Accession Date relating to that Additional Finance Provider and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in sub-clause 2.3.1 of Clause 2.3 (Purpose after Pushdown) on the terms of the Finance Documents; and

               (b) the Additional Finance Provider has been provided, prior to the Additional Finance Provider Accession Date on which it became a party to this Agreement, with a true and complete copy or conformed copy of each Finance Document (other than the fee letters mentioned in Clause 26.6 (Agency and Other
                    Fees), any Secured Hedging Agreement, the Second Security Documents, the Second Security Trust Agreement, the NTL UK Term Bank Subordination Agreement, any documents which are no longer of relevance or which amended this Agreement solely for the purpose of


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                    syndicating the Revolving Facility or have been reflected in restatements of documents which have been provided).

20.15  BUSINESS PLAN AND INFORMATION MEMORANDUM

       The Parent:

       20.15.1 does not regard any of the forecasts or projections set out in the Business Plan as unreasonable or, to any material extent, unattainable;

       20.15.2 considers (having made all reasonable enquiries) the assumptions upon which the forecasts and projections contained in the Business Plan are based to be fair and reasonable in all material respects; and

       20.15.3 confirms that the factual information contained in the Information Memorandum and any other factual written information supplied by any member of the UK Group or any member of the Target Group (in the latter case, supplied after the Acquisition Date or, if supplied before the Acquisition Date, supplied with the Parent's knowledge) to the Agent, the Arrangers and the Banks in connection herewith is (in the case of any such information supplied by any member of the Target Group, to the best of its knowledge and belief) true, complete and accurate in all material respects.

20.16  BUDGETS

       It:

       20.16.1 regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 21.5 (Budgets);

       20.16.2 believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections in relation to the CWC ConsumerCo Business contained in the latest Budget delivered under Clause 21.5 (Budgets) are based, to be fair and reasonable; and

       20.16.3 has, to the best of its knowledge and belief (having made all reasonable efforts to make due and careful enquiry), made full disclosure of all material facts relating to the CWC ConsumerCo Business to all the persons responsible for the preparing of the latest Budget delivered under Clause 21.5 (Budgets).

20.17  ENVIRONMENTAL COMPLIANCE

       The Pre-Novation Borrower, each member of the UK Group and (to the best of its knowledge and belief) each member of the Target Group has complied in all material respects with all Environmental Law and obtained and maintained any Environmental Permits breach of which or, as the case may be, failure to obtain or maintain which, could reasonably be expected to have a Material Adverse Effect.

20.18  ENVIRONMENTAL CLAIMS

       No Environmental Claim has been commenced or (to the best of its knowledge and belief) is threatened against the Pre-Novation Borrower, any member of the UK Group or any member of the Target Group where such claim would be reasonably likely, if


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       determined against the Pre-Novation Borrower or such other member of the
       UK Group or the Target Group, to have a Material Adverse Effect.

20.19  NO ENCUMBRANCES

       Save (in each case) for Permitted Encumbrances, no Encumbrance exists over all or any of its present or future revenues or assets and, in the case of the Parent, over all or any of the present or future revenues or assets of any other member of the UK Group and, in the case of the Pre-Novation Borrower and the CWC Parent, over all or any of the present or future revenues or assets of any other member of the Target Group.

20.20  NO LOANS

       Save (in each case) for Permitted Loans and Guarantees, neither the Pre-Novation Borrower, any member of the UK Group nor (to the best of its knowledge and belief) any member of the Target Group has made any loans or granted any credit or other financial accommodation which is or are outstanding.

20.21  EXECUTION OF THIS AGREEMENT

       Its execution of each Finance Document to which it is a party, the exercise of its rights and the performance of its obligations thereunder do not and will not:

       20.21.1 conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets in a manner that could reasonably be expected to have a Material Adverse Effect;

       20.21.2 conflict with its constitutive documents and rules and regulations; or

       20.21.3 conflict with any applicable law.

20.22  OWNERSHIP OF THE PARENT

       The Parent is a wholly-owned subsidiary of NTL Holdings, and no persons or group of connected persons (as construed in accordance with Clause
       14.8 (Mandatory Prepayment due to Change in Control)) has control (as construed in accordance with Clause 14.8 (Mandatory Prepayment due to Change in Control)) of NTL Holdings.

20.23  LICENCES AND CONSENTS

       It and, in the case of the Parent, each member of the UK Group and, in the case of the Pre-Novation Borrower and the CWC Parent, each member of the Target Group has, at all relevant times, obtained all material licences (including, without limitation, the Licences), permissions, authorisations and consents (each an "APPROVAL") required for the conduct of its business as carried on from time to time, and all such approvals are valid and subsisting save in any such case where failure to obtain such an approval or the invalidity of such an approval or its failure to subsist could not reasonably be expected to have a Material Adverse Effect and to the best of its knowledge and belief (having made, with respect to the UK Group only, due and careful enquiry) there has been no act or omission on the part of it or, as the case may be, any Target Group member or any UK Group member, which is likely to give rise to the enforcement, revocation, material amendment, suspension, withdrawal or avoidance of any of the approvals or any of the material terms or conditions thereof, which enforcement, revocation, amendment, withdrawal, suspension or avoidance could reasonably be expected to have a Material Adverse Effect.


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20.24  GOVERNMENT OR REGULATORY AUTHORITY INQUIRY

       Neither it nor, in the case of the Parent, any member of the UK Group nor, in the case of the Pre-Novation Borrower and the CWC Parent, any member of the Target Group, has to the best of its knowledge and belief (having made with respect to the UK Group only, due and careful enquiry) received any notice or communication which has not been disclosed to the Agent on or prior to the date hereof (or, where this representation and warranty is made pursuant to Clause 20.1.6, to the Term Banks on or prior to the Term Execution Date) from, or is aware of, any inquiry, investigation or proceeding on the part of any government, court or regulatory agency or authority the effect of which, in any such case, could reasonably be expected to have a Material Adverse Effect.

20.25  INTELLECTUAL PROPERTY

       It is not aware of any adverse circumstance relating to the validity, subsistence or use of any of its and, in the case of the Pre-Novation Borrower and the CWC Parent, any member of the Target Group's and, in the case of the Parent, any member of the UK Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

20.26  SECURITY INTEREST

       20.26.1 Subject (in each case) to the Reservations, each Security Document and Second Security Document creates the security interest which that Security Document or Second Security Document purports to create or, if that Security Document or Second Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority (save in respect of, if and to the extent applicable, Permitted Encumbrances) as specified in the Security Document creating or evidencing that interest.

       20.26.2 Save as disclosed in the Disclosure Letter, the shares of any UK Group or Target Group member which are subject to an Encumbrance under the Security Documents and Second Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of any such UK Group or Target Group member do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents or the Second Security Documents.

       20.26.3 For the avoidance of doubt, the Security is intended to secure all amounts outstanding under the Finance Documents from time to time, including without limitation, all amounts made available by the Term Banks and the Additional Finance Providers.

20.27  GROUP STRUCTURE

       Each of:

                    (i) the corporate structure of the UK Group and the NTL Holding Group set out in the group structure chart delivered to the Term Banks pursuant to Clause 2.5.2 (Initial Conditions Precedent);


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                    (ii)   the corporate structure of the UK Group and the NTL
                           Holding Group set out in the Group Structure Chart delivered pursuant to Clause 2.5.1 (Initial Conditions Precedent); and

                    (iii) the corporate structure of the UK Group, the Target Group and the NTL Holding Group set out in any Group Structure Chart delivered to the Agent pursuant to Clause 23.37 (Revised Group Structure), is true, complete and accurate, in each case as at the date of its delivery to the Agent or, in the case of (i) above, to the Term Banks.

20.28  SCHEME INFORMATION

       The CWC Circular contains all the material terms of the Scheme and the information contained in the CWC Circular relating to the Group (other than the Target Group), and the Scheme and, to the best of its knowledge and belief, the CWC ConsumerCo Business is true, complete and accurate in all material respects on its date of despatch. An office copy of the order of the court sanctioning the Scheme under Section 425 was filed with the Registrar of Companies for registration pursuant to sub-section 3 of Section 425 on 12 May 2000.

20.29  THE SCHEME

       In relation to the Scheme:

       20.29.1 no step has been taken which has increased (or may in the future increase) the offer price under the Scheme beyond the level specified in the CWC Circular;

       20.29.2 no modification, variation or amendment of a material nature has been made to, and no waiver has been granted in respect of, any of the conditions set out in Appendix 2 to the CWC Circular or in the Transaction Agreement;

       20.29.3 no press release or other publicity, the text of which has not previously been agreed with the Agent, which makes reference to the Revolving Facility or to some or all of the Finance Parties has been issued or allowed to be issued; and

       20.29.4 in all material respects relevant in the context of the Scheme, it and each of its affiliates (as relevant) has complied with the Code, the Financial Services Act 1986, the Companies Act 1985 and all other applicable laws and regulations.

20.30  EXISTING TARGET INDEBTEDNESS

       To the best of its knowledge and belief:

       20.30.1 the Financial Indebtedness of the CWC Parent and its subsidiaries comprises:

               (a) the Financial Indebtedness set out in paragraphs (a) to (n) of the definition of Existing Target Indebtedness; and

               (b) the Financial Indebtedness in respect of the Existing Performance Bonds referred to in paragraphs (a) and (b) of the definition thereof;

       20.30.2 there are no contractual provisions in any document constituting such Existing Target Indebtedness or the Existing Performance Bonds or in any other


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               document to which the CWC Parent or any of its subsidiaries are party, or which is binding on the CWC Parent or any of its subsidiaries (or any of their assets) which will prevent compliance with Clause 23.17 (Post-Acquisition Date Security).

20.31  EXISTING GROUP INDEBTEDNESS

       20.31.1 NTL UK owes no Financial Indebtedness to any other members of the NTL Holding Group, other than NTL CC.

       20.31.2 The Parent owes no Financial Indebtedness to any members of the NTL Holding Group, other than NTL UK.

20.32  INITIAL GUARANTORS

       The aggregate EBITDA of the members of the Target Group listed in
       Schedule 13 (Members of the Target Group Granting Security) for the financial year ended 31 March 1999 equal or exceeds 90% of the aggregate EBITDA of the CWC ConsumerCo Business for that financial year.

20.33  UK GROUP FINANCIAL STATEMENTS

       The unaudited consolidated financial statements of the UK Group which were provided to the Term Banks prior to the Term Execution Date:

       20.33.1 were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

       20.33.2 disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the UK Group; and

       20.33.3 save as disclosed therein, give a true and fair view of the financial condition and operations of the UK Group during the relevant period.

20.34  NTL INC. BUSINESS PLAN AND OTHER INFORMATION

       It:

       20.34.1 does not regard any of the forecasts or projections set out in the NTL Inc. Business Plan as unreasonable or, to any material extent, unattainable;

       20.34.2 considers (having made all reasonable enquiries) the assumptions upon which the forecasts and projections contained in the NTL Inc. Business Plan are based to be fair and reasonable in all material respects;

       20.34.3 confirms that the factual information contained in all written information supplied by any member of the Group or its legal advisors to any Term Bank or its legal advisors in connection herewith is true, complete and accurate in all material respects, PROVIDED THAT this representation and warranty shall not apply to any information provided by or on behalf of any party outside the Group (including, for the avoidance of doubt, the Business Plan and the Information Memorandum).


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20.35  NO DEFAULT

       No Event of Default or Potential Event of Default has occurred and is continuing under this Agreement.

20.36  CIRCUMSTANCES AT TERM EXECUTION DATE

       20.36.1 Pushdown occurred on 21 February 2001 and each of the Pre-Novation Borrower and the Post Novation Borrower are members of the UK Group.

       20.36.2 The syndication of the Revolving Facility has occurred.

       20.36.3 As at the Term Execution Date, the only Security (apart from that comprised in the guarantees provided pursuant to Clause 23.32 (Guarantors), Clause 25 (Guarantee and Indemnity) and Clause 38 (Accession of Guarantors and the CWC Parent)) existing in relation to the Revolving Facility comprises that granted pursuant to the following documents:

               (a) the Debenture dated 21 February 2001 between (1) the Chargors (as listed and defined therein) and (2) the Security Trustee;

               (b) the Debenture dated 11 June 2001 between (1) NTL Glasgow Holdings Limited and NTL Kirklees Holdings Limited and (2) the Security Trustee;

               (c) the Supplemental Mortgage dated 26 June 2001 between (1) NTL Communication Services Limited and (2) the Security Trustee in relation to Volvo House, Southampton;

               (d) the Indenture of Mortgage dated 21 February 2001 between (1) National Transcommunications Limited and CableTel Northern Ireland Limited and (2) the Security Trustee;

               (e) the NTL CC Security Over Cash Agreement dated 22 December 2000 between (1) NTL CC and (2) the Security Trustee;

               (f) the NTL Security Over Cash Agreements dated 30 May 2000 and 5 October 2000 between (1) NTL Inc. and (2) the Security Trustee;

               (g) the NTL UK Intra-Group Loan Assignment dated 21 February 2001 between (1) NTL UK and (2) the Security Trustee;

               (h) the NTL UK Revolving Bank Subordination Agreement dated 30 May 2000 between (1) NTL UK and (2) the Security Trustee;

               (i) the Parent Intra-Group Loan Assignment dated 21 February 2001 between (1) the Parent and (2) the Security Trustee;

               (j) the Pledge Agreement dated 21 February 2001 between (1) the Parties listed therein and (2) the Security Trustee;

               (k) the Security Agreement dated 21 February 2001 between (1) the Parties listed therein and (2) the Security Trustee;


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               (l)  the Share Charge Agreement dated 21 February 2001 between
                    (1) the Parties listed therein and (2) the Security Trustee;

               (m) the Share Pledge dated 21 February 2001 between (1) the Companies listed therein and (2) the Security Trustee;

               (n) the Standard Security dated 21 February 2001 between (1) National Transcommunications Limited and (2) the Security Trustee in respect of Blackhill, Duntilland Road, Salsburgh, Shotts, North Lanarkshire;

               (o) the Standard Security dated 21 February 2001 between (1) National Transcommunications Limited and (2) the Security Trustee in respect of Unit 3, Clocktower Industrial Estate, South Gyle Crescent, Edinburgh; and

               (p) the Standard Security dated 12 April 2001 between (1) CableTel (UK) Limited and (2) the Security Trustee in respect of land and warehouse premises at Glasgow Road/Hillington Road, Renfrew.

20.37  ENTIRE AGREEMENT

       True and complete copies or conformed copies of all documents which together evidence the entire agreement between the parties hereto in connection with this Agreement on the Term Execution Date (other than the fee letters mentioned in Clause 26.6 (Agency and Other Fees), any documents which are signed by the Term Banks and, for the avoidance of doubt, any documents which are no longer of relevance or which amended
       Schedule 1 (The Banks) in connection with the syndication of the Revolving Facility or have been reflected in restatements of documents which have been provided) have been provided to the Term Banks prior to the Term Execution Date.

20.38  PRINCIPAL PROPERTIES

       Each Report on Title delivered to the Term Banks pursuant to Clause 2.5 (Initial Conditions Precedent) is accurate in respect of the issues to which it is stated to relate as at the date of such Report on Title.

20.39  REPETITION OF REPRESENTATIONS

       The Repeated Representations shall (to the extent applicable) be deemed to be repeated by the Post-Novation Borrower (after the date on which it becomes a party hereto), the CWC Parent (on and after the date on which it becomes a party hereto) the Parent, the Obligors and NTL CC on each date on which (a) an Advance is or is to be made, (b) each Additional Finance Provider Accession Date, and (c) a company becomes an Additional Obligor, and to the extent that the representations set out in sub-clause
       20.15.3 of Clause 20.15 (Business Plan and Information Memorandum) relate to the Information Memorandum, such shall be deemed to be made on the date that the Information Memorandum is approved by each of the Pre-Novation Borrower and the Parent and (save as otherwise disclosed by the Parent, in writing to the Agent, prior to the Syndication Date) on the Syndication Date.


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21.    FINANCIAL INFORMATION

21.1   ANNUAL STATEMENTS

       The Parent shall as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Agent in sufficient copies for the Banks the consolidated financial statements of the UK Group for such financial year, audited by an internationally recognised firm of independent auditors licensed to practise in England and Wales.

21.2   QUARTERLY STATEMENTS

       21.2.1 The Parent shall as soon as the same become available, but in any event within 60 days after the end of each Financial Quarter, deliver to the Agent in sufficient copies for the Banks the unaudited consolidated financial statements of the UK Group for such period.

       21.2.2 In respect of any Financial Quarter which ends before the Pushdown Date, the CWC Parent shall as soon as the same become available, but in any event within 60 days after the end of each of those Financial Quarters, deliver to the Agent in sufficient copies for the Banks the unaudited consolidated financial statements of the Target Group for such period.

21.3   REQUIREMENTS AS TO FINANCIAL STATEMENTS

       The Parent and the CWC Parent shall ensure that each set of financial statements delivered by it pursuant to this Clause 21 is:

       21.3.1 certified by one of its Authorised Signatories as giving a true and fair view of, in the case of the Parent, the consolidated financial condition of the UK Group and, in the case of the CWC Parent, the consolidated financial condition of the Target Group as at the end of the period to which those financial statements relate and of the results of the UK Group's or, as the case may be, the Target Group's operations during such period; and

       21.3.2 accompanied by a comparison to the Business Plan projections (as updated by the relevant Budget) for the financial year or, as the case may be, Financial Quarter, to which those financial statements relate.

21.4   COMPLIANCE CERTIFICATES

       The Parent and the CWC Parent shall ensure that each set of consolidated financial statements delivered by it pursuant to Clause 21.1 (Annual Statements) or Clause 21.2 (Quarterly Statements) is accompanied by a Compliance Certificate signed by two of its Authorised Signatories.

21.5   BUDGETS

       The Parent shall, as soon as the same become available, and in any event no later than 60 days after the beginning of each of its financial years, deliver to the Agent in sufficient copies for the Banks an annual budget (in a form agreed with the Agent and, for the purpose of this Clause 21.5, assuming that the Pushdown has been completed) prepared by reference to each Financial Quarter in respect of such financial year including:


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       21.5.1  forecasts of projected disposals (including timing and amount thereof) on a consolidated basis of the UK Group (including, prior to the Pushdown Date, the Target Group) for such financial year;

       21.5.2 projected annual profit and loss accounts (including projected turnover and operating costs) and projected balance sheets and cash flow statements, together with the main operating assumptions relating thereto, on a quarterly basis, for such financial year on a consolidated basis for the UK Group (including, prior to the Pushdown Date, the Target Group);

       21.5.3 revisions to the projections set out in the Business Plan, together with the main operating assumptions relating thereto, for such financial year until the Term Final Maturity Date, based on the financial condition and performance and prospects of the UK Group (including, prior to the Pushdown Date, the Target Group) at such time;

       21.5.4 projected Permitted Payments to be made during such financial year and the (in respect of paragraph (c) of the definition of Permitted Payments) related Financial Indebtedness of the relevant members of the NTL Holding Group to which those Permitted Payments will relate;

       21.5.5 projected Capital Expenditure to be incurred on a quarterly basis for such financial year on a consolidated basis for the UK Group (including, prior to the Pushdown Date, the Target Group);

       21.5.6 projected EBIT and EBITDA as at the end of each Financial Quarter in such financial year, for the UK Group and (prior to the Pushdown Date) the Target Group; and

       21.5.7 a qualitative analysis and commentary from the management on its proposed activities for such financial year.

       The Parent shall provide the Agent with details of any material changes in the projections delivered under this Clause 21.5 as soon as reasonably practicable after it becomes aware of any such change.

21.6   HEDGING

       The Parent will promptly notify the Agent upon either it or any member of the UK Group and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, promptly notify the Agent upon either it or any member of the Target Group entering into any Hedging Agreement.

21.7   ASSET PASSTHROUGHS AND FUNDING PASSTHROUGHS

       The Parent (in the case of an Asset Passthrough or a UK Group Funding Passthrough) or the CWC Parent (in the case of a Target Group Funding Passthrough) shall, at least five Business Days prior to effecting either an Asset Passthrough or a Funding Passthrough provide the Agent with:

       21.7.1 written notice of the proposed Asset Passthrough or Funding Passthrough;

       21.7.2 a summary of the steps to be implemented in connection with the proposed Asset Passthrough or Funding Passthrough;

       21.7.3 a certificate from an Authorised Signatory of the Parent or, as the case may be, the CWC Parent, confirming that the proposed Asset Passthrough or Funding Passthrough will satisfy all of the requirements of the definition thereof; and

       21.7.4 such other information in relation to the proposed Asset Passthrough or Funding Passthrough as the Agent may reasonably request.

21.8   UK GROUP FUNDING PAYMENT

       The Pre-Novation Borrower shall, at least five Business Days prior to it making a payment to NTL Inc. to allow a UK Group Funding Payment to be made, provide the Agent with a certificate signed by one of its Authorised Signatories:

       21.8.1  specifying the amount of the proposed payment; and

       21.8.2 demonstrating that the Pre-Novation Borrower and the members of the Target Group will, after that payment has been made, have sufficient working capital (in the form of either cash or the ability to utilise the Available Working Capital Amount under the Revolving Facility) to meet their working capital requirements in accordance with the Business Plan.

21.9   OTHER FINANCIAL INFORMATION

       Each Obligor shall, the Parent shall procure that each member of the UK Group shall and the CWC Parent (on and after the date on which it becomes a party hereto) shall procure that each member of the Target Group shall from time to time on the request of the Agent, furnish the Agent with such information about the business, condition (financial or otherwise), operations, performance, properties or prospects of, respectively, such Obligor, the UK Group and the Target Group as the Agent or any Bank (through the Agent) may reasonably require PROVIDED THAT neither the Parent, the CWC Parent nor any Obligor shall be under any obligation to supply any information the supply of which would be contrary to any confidentiality obligation binding on it.

21.10  ACCOUNTING POLICIES

       The Parent and the CWC Parent shall ensure that each set of financial statements delivered pursuant to this Clause 21 is prepared using accounting policies, practices, procedures and reference period (except as otherwise agreed pursuant to a consent letter dated 22 December 2000 between the Agent, the Parent, the Pre-Novation Borrower and the CWC Parent) consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any such set of financial statements, the Parent or the CWC Parent notifies the Agent that there have been one or more changes in any such accounting policies, practices, procedures or reference period and:

       21.10.1 the auditors of the Parent or the CWC Parent provide:

               (a) a description of the changes and the adjustments which would be required to be made to those financial statements in order to cause them to use the accounting policies, practices, procedures and reference period upon which the relevant Original Financial Statements were prepared; and

               (b) sufficient information, in such detail and format as may be reasonably required by the Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those financial statements and the relevant Original Financial Statements, in which case any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the relevant Original Financial Statements were prepared; or

       21.10.2 the CWC Parent or, as the case may be, the Parent also notifies the Agent that it is no longer practicable to test compliance with the financial condition set out in either Clause 22.1 (Target Group Financial Condition) or Clause 22.2 (UK Group Financial Condition) against the financial statements received in which case:

               (a) the Agent and the CWC Parent or, as the case may be, the Parent shall enter into negotiations with a view to agreeing alternative financial conditions to replace those contained in either Clause 22.1 (Target Group Financial Condition) or Clause 22.2 (UK Group Financial Condition) in order to maintain a consistent basis for such financial covenants; and

               (b) if, after three months commencing on the date of the notice given to the Agent pursuant to this sub-clause 21.10.2, the Agent and the CWC Parent or, as the case may be, the Parent cannot agree alternative financial conditions which are acceptable to an Instructing Group, the Agent shall refer the matter to such internationally recognised accounting firm as may be agreed between either the CWC Parent or the Parent and an Instructing Group for determination of the adjustments required to be made to such financial statements or the calculation of such ratios to take account of such change, such determination to be binding on the parties hereto, provided that pending such determination the CWC Parent and the Parent shall continue to prepare financial statements and calculate such ratios in accordance with sub-clause 21.10.1 above.

21.11  GENERAL INFORMATION

       21.11.1 The Parent shall, as soon as reasonably practicable, furnish the Agent with such general information as it or any member of the UK Group is required by law to supply or make available to its (or such member of the UK Group's) (a) shareholders (in their capacity as such) or (b) creditors generally or any class thereof.

       21.11.2 Prior to the Pushdown Date, the CWC Parent shall, as soon as reasonably practicable, furnish the Agent with such general information as it or any member of the Target Group is required by law to supply or make available to its (or such member of the Target Group's) (a) shareholders (in their capacity as such) or
               (b) creditors generally or any class thereof.

21.12  LITIGATION AND GOVERNMENT OR REGULATORY ENQUIRY

       NTL CC (in respect of itself), the Parent (in respect of itself and each other member of the UK Group) and, prior to the Pushdown Date, the CWC Parent (in respect of itself and each other member of the Target Group) shall advise the Agent forthwith of the details of:

       21.12.1 any litigation, arbitration or administrative proceedings pending or threatened against it or, as the case may be, any other member of the UK Group or the Target Group which could reasonably be expected to result in liability of it or, as the case may be, such other member of the UK Group or the Target Group in an amount in excess of Pound Sterling5,000,000 (or its equivalent); and

       21.12.2 any notice or communication received by it or, as the case may be, any other member of the UK Group or the Target Group from, or any actual or potential enquiry, investigation or proceedings commenced by, any government, court or regulatory agency or authority, if such notice, communication, enquiry, investigation or proceedings could reasonably be expected to have a Material Adverse Effect.

21.13  ACQUISITION INFORMATION

       The Parent (in the case of the UK Group) and the Pre-Novation Borrower or the CWC Parent (in the case of the Target Group) shall from time to time, on the request of the Agent, provide the Agent with any material information in the possession of any member of either the NTL Holding Group, the UK Group or (after the Acquisition Date) the Target Group relating to the Acquisition and/or the Scheme as the Agent may reasonably request provided that the Parent, the Pre-Novation Borrower and the CWC Parent shall be under no obligation to supply any information the supply of which would be contrary to any confidentiality obligation binding on it or on any member of the NTL Holding Group, the UK Group or the Target Group.

21.14  WORKING CAPITAL FACILITY DRAWDOWN

       The Parent shall, at the same time as it delivers a notice of drawdown under the Working Capital Facility, deliver a copy thereof to the Agent.


22.    FINANCIAL CONDITION

22.1   TARGET GROUP FINANCIAL CONDITION

       Each of the Pre-Novation Borrower and, on and after the date it becomes a party hereto, the CWC Parent shall, prior to the Pushdown Date, ensure that the financial condition of the Target Group (which shall, for the purposes of this Clause 22.1 be deemed to include the Pre-Novation Borrower) shall be such that:

       22.1.1  Ratio of Target Group Net Senior Debt to Annualised EBITDA

               The ratio of the Target Group Net Senior Debt on each of the Quarter Dates specified in column one below to the Annualised EBITDA of the Target Group for the Relevant Period ended on that date shall be no greater than the ratio set out in column two below corresponding to that date.


                                                      COLUMN TWO
                COLUMN ONE                    TARGET GROUP NET SENIOR DEBT:
               QUARTER DATE                        ANNUALISED EBITDA
               ------------                   -----------------------------
               31 December 2000                      27.50:1.0
               31 March 2001                         23.50:1.0
               30 June 2001                          19.00:1.0

       22.1.2  Target Group Net Senior Interest Cover Ratio

               The ratio of the EBITDA of the Target Group for each Relevant Period ended on the Quarter Dates specified in column one below to the Target Group Net Cash Senior Finance Charges for that Relevant Period shall be equal to or greater than the ratio set out in column two below corresponding to that date.

                                                      COLUMN TWO
                COLUMN ONE                     EBITDA: TARGET GROUP NET CASH
               QUARTER DATE                      SENIOR FINANCE CHARGES
               ------------                   -----------------------------
               31 December 2000                      0.40:1.0
               31 March 2001                         0.50:1.0
               30 June 2001                          0.60:1.0


22.2   UK GROUP FINANCIAL CONDITION

       The Parent shall ensure that the financial condition of the UK Group (which shall, for the purposes of this Clause 22.2 be deemed to include
       (a) Northampton Cable Television Limited, Herts Cable Limited and Cable & Wireless Communications (South Hertfordshire) Limited and (b) prior to the Pushdown Date, the Target Group (including the Pre-Novation Borrower)) shall be such that:

       22.2.1  Ratio of UK Group Net Senior Debt to Annualised EBITDA

               The ratio of the UK Group Net Senior Debt on each of the Quarter Dates specified in column one below to the Annualised EBITDA of the UK Group for the Relevant Period ended on that date shall be no greater than the ratio set out in column two below corresponding to that date.

                                                         COLUMN TWO
                COLUMN ONE                        UK GROUP NET SENIOR DEBT:
               QUARTER DATE                          ANNUALISED EBITDA
               -------------                     --------------------------

               31 December 2000                        11.45:1.0
               31 March 2001                           10.00:1.0
               30 June 2001                            8.50:1.0
               30 September 2001                       6.50:1.0
               31 December 2001                        5.25:1.0
               31 March 2002                           5.25:1.0
               30 June 2002                            4.00:1.0
               30 September 2002                       3.75:1.0
               31 December 2002                        3.50:1.0
               31 March 2003                           3.50:1.0
               30 June 2003                            2.75:1.0
               30 September 2003                       2.75:1.0
               31 December 2003                        2.25:1.0
               31 March 2004                           2.25:1.0
               30 June 2004                            2.00:1.0


                                                                     COLUMN TWO
                COLUMN ONE                                    UK GROUP NET SENIOR DEBT:
               QUARTER DATE                                       ANNUALISED EBITDA
               ------------                                 -----------------------------
               30 September 2004                                  2.00:1.0
               31 December 2004                                   1.75:1.0
               31 March 2005                                      1.75:1.0
               30 June 2005 and each Quarter Date thereafter      1.50:1.0


       22.2.2  UK Group Net Senior Interest Cover Ratio

               The ratio of the EBITDA of the UK Group for each Relevant Period ended on the Quarter Dates specified in column one below to the UK Group Net Cash Senior Finance Charges for that Relevant Period shall be equal to or greater than the ratio set out in column two below corresponding to that date.

                                                                    COLUMN TWO
                COLUMN ONE                              EBITDA: UK GROUP NET CASH SENIOR
               QUARTER DATE                                       FINANCE CHARGES
               ------------                             ---------------------------------
               31 December 2000                                   0.95:1.0
               31 March 2001                                      1.20:1.0
               30 June 2001                                       1.45:1.0
               30 September 2001                                  1.75:1.0
               31 December 2001                                   2.15:1.0
               31 March 2002                                      2.15:1.0
               30 June 2002                                       2.75:1.0
               30 September 2002                                  3.25:1.0
               31 December 2002                                   3.50:1.0
               31 March 2003                                      3.50:1.0
               30 June 2003                                       4.50:1.0
               30 September 2003                                  4.50:1.0
               31 December 2003                                   5.25:1.0
               31 March 2004                                      5.25:1.0
               30 June 2004                                       7.00:1.0
               30 September 2004                                  7.00:1.0
               31 December 2004                                   7.50:1.0
               31 March 2005                                      7.50:1.0
               30 June 2005 and each Quarter Date thereafter      7.50:1.0



       22.2.3  Total Interest Cover Ratio

               The ratio of the EBITDA of the UK Group for each Relevant Period ended on the Quarter Dates specified in column one below to the Total Net Cash Finance Charges for that Relevant Period shall be equal to or greater than the ratio set out in column two below corresponding to that date.

                COLUMN ONE                                        COLUMN TWO
               QUARTER DATE                         EBITDA: TOTAL NET CASH FINANCE CHARGES
               ------------                         --------------------------------------
               31 December 2002                                   1.30:1.0
               31 March 2003                                      1.30:1.0
               30 June 2003                                       1.50:1.0
               30 September 2003                                  1.50:1.0
               31 December 2003                                   1.65:1.0
               31 March 2004                                      1.65:1.0


                COLUMN ONE                                                COLUMN TWO
               QUARTER DATE                                 EBITDA: TOTAL NET CASH FINANCE CHARGES
               ------------                                 --------------------------------------
               30 June 2004                                            1.75:1.0
               30 September 2004                                       1.75:1.0
               31 December 2004                                        2.00:1.0
               31 March 2005                                           2.00:1.0
               30 June 2005 and each Quarter Date thereafter           2.25:1.0


       22.2.4  Ratio of Total Net Debt to Annualised EBITDA

               The ratio of the Total Net Debt on each of the Quarter Dates specified in column one below to the Annualised EBITDA of the UK Group for the Relevant Period ended on that date shall be no greater than the ratio set out in column two below corresponding to that date.

                COLUMN ON E                                              COLUMN TWO
               QUARTER DATE                                   TOTAL NET DEBT: ANNUALISED EBITDA
               ------------                                --------------------------------------
               31 December 2002                                        10.25:1.0
               31 March 2003                                           10.00:1.0
               30 June 2003                                            8.00:1.0
               30 September 2003                                       8.00:1.0
               31 December 2003                                        7.50:1.0
               31 March 2004                                           7.50:1.0
               30 June 2004                                            5.50:1.0
               30 September 2004                                       5.50:1.0
               31 December 2004                                        5.25:1.0
               31 March 2005                                           5.25:1.0
               30 June 2005 and each Quarter Date thereafter           4.50:1.0



22.3   FINANCIAL DEFINITIONS

       In this Agreement the following terms have the following meanings. For the purpose of the financial definitions set out in this Clause 22.3:

       22.3.1 references to the UK Group shall be deemed to include (a) Northampton Cable Television Limited, Herts Cable Limited and Cable & Wireless Communications (South Hertfordshire) Limited and
               (b) prior to the Pushdown Date, the Target Group; and

       22.3.2 references to the Target Group shall be deemed to include the Pre-Novation Borrower.

       "ANNUALISED EBITDA" means with respect to any Quarter Date, the consolidated EBITDA of the Target Group or, as the case may be, the UK Group, for the Relevant Period ended on such Quarter Date, multiplied by two.

       "CASH" means at any time, cash denominated in sterling (or any other currency freely convertible into sterling) and credited to an account in the name of a member of the Covenant Group, the UK Group or (as applicable) the Target Group with an Eligible Deposit Bank and to which such a member of the Covenant Group, the UK Group or the Target Group is alone beneficially entitled and for so long as:

       (a) such cash is repayable on demand and repayment of such cash is not contingent on the prior discharge of any other indebtedness of any member of the Covenant Group, the UK Group or the Target Group or of any other person whatsoever or on the satisfaction of any other condition; or

       (b) such cash has been deposited with an Eligible Deposit Bank as security for any performance bond, guarantee, standby letter of credit or similar facility the contingent liabilities relating to such having been included in the calculation of Covenant Group Net Debt, Target Group Net Senior Debt or, as the case may be, UK Group Net Senior Debt.

       "CURRENT ASSETS" means the aggregate of inventory, trade and other receivables of each member of the UK Group including sundry debtors (but excluding cash at bank) maturing within twelve months from the date of computation.

       "CURRENT LIABILITIES" means the aggregate of all liabilities (including trade creditors, accruals and provisions and prepayments) of each member of the UK Group falling due within twelve months from the date of computation but excluding consolidated aggregate Indebtedness for Borrowed Money of the UK Group falling due within such period and any interest on such Indebtedness for Borrowed Money due in such period.

       "COVENANT GROUP NET DEBT" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the Covenant Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the Covenant Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired, but:

       (c) excluding Indebtedness for Borrowed Money of any member of the Covenant Group to another member of the Group to the extent permitted under this Agreement; and

       (d) deducting the Cash held by members of the Covenant Group at such time.

       "EBIT" means, in respect of any period, the consolidated net income of the Target Group or, as the case may be, the aggregate of the consolidated net income of the UK Group for such period adding back (only to the extent, in each case, deducted in calculating such consolidated net income):

       (a)     any provision on account of taxation;

       (b) any interest (including capitalised interest), commission, discounts or other fees incurred or payable, received or receivable, by any member of the Target Group or, as the case may be, the UK Group in respect of Indebtedness for Borrowed Money;

       (c) any amounts received or paid pursuant to the interest hedging arrangements entered into in respect of the Revolving Facility or the Term Facility;

       (d) any items treated as exceptional or extraordinary items and any other similar items agreed between the Relevant Obligor and the Agent (acting on the instructions of an Instructing Group); and

       (e) separation and integration costs and payments made by any member of the Target Group under schedule 8 of the Transaction Agreement.

       "EBITDA" means, in respect of any period, EBIT for such period adding back (only to the extent, in each case, deducted in calculating EBIT):

       (a) any amount attributable to amortisation of intangible assets (including goodwill);

       (b) depreciation of tangible assets and capitalised costs and expenses; and

       (c) amortisation, or the writing off, of transaction expenses in relation to the Acquisition,

       and deducting any costs and expenses capitalised during such period (other than costs and expenses incurred in constructing or upgrading cable networks in the ordinary course of the Target Group's business or, as the case may be, the UK Group's, business).

       "ELIGIBLE DEPOSIT BANK" means any bank or financial institution with a short term rating of at least A1 granted by Standard & Poor's Corporation or P1 granted by Moody's Investors Services, Inc.

       "EXCESS CASH FLOW" means, for any financial year, Operating Cash Flow for that period LESS Net Total Debt Service for that period.

       "FINANCIAL QUARTER" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

       "NET TOTAL DEBT SERVICE" means, in respect of any financial year, the aggregate of:

       (a) Total Net Cash Finance Charges for the two Relevant Periods in that financial year; and

       (b) save to the extent such were immediately reborrowed or refinanced by a utilisation of the Term Facility, the aggregate of scheduled and mandatory payments of the principal, capital or nominal amounts of any Indebtedness for Borrowed Money of any member of the UK Group or the Covenant Group which fell due during that financial year (excluding any such payments which relate to Subordinated Debt where such payments cannot be made due to the subordination of such Subordinated Debt remaining in full force and effect).

       "OPERATING CASH FLOW" means, in respect of any financial year, EBITDA of the UK Group for that financial year after:

       (a)     adding back:

               (i) any decrease in the amount of Working Capital at the end of such a financial year compared against the Working Capital at the start of such financial year; and

               (ii) any cash receipt in respect of any exceptional or extraordinary item; and

       (b)     deducting:

               (i) any amount of Capital Expenditure actually made by any member of the UK Group;

               (ii) any increase in the amount of Working Capital at the end of such financial year compared against the Working Capital at the start of that financial year;

               (iii) any amount actually paid or due and payable in respect of taxes on the profits of any member of the UK Group; and

               (iv) any cash payment in respect of any exceptional or extraordinary item,

               and no amount shall be included or excluded more than once.

       "QUARTER DATE" means 31 March, 30 June, 30 September and 31 December in each year.

       "RELEVANT PERIOD" means each period of six months ending on a Quarter
       Date.

       "TARGET GROUP NET SENIOR DEBT" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the Target Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the Target Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired but:

       (a) excluding such Indebtedness for Borrowed Money of any member of the Target Group to another member of the Target Group to the extent permitted under this Agreement;

       (b) excluding any Indebtedness for Borrowed Money to the extent such is Subordinated Target Group Debt; and

       (c) deducting the Cash held by members of the Target Group at such time.

       "TARGET GROUP NET CASH SENIOR FINANCE CHARGES" means, in respect of each Relevant Period, the aggregate amount of the interest (including the interest element of leasing and hire purchase payments) commission, fees and other periodic finance payments paid or due and payable in cash on the Target Group Net Senior Debt during such a Relevant Period,

       (a) adding any commission, fees and other finance payments payable by any member of the Target Group in cash under any interest rate hedging arrangement;

       (b) deducting any commission, fees and other finance payments receivable by any member of the Target Group under any interest rate hedging arrangement permitted by this Agreement; and

       (c) deducting any interest receivable by any member of the Target Group on any deposit or bank account.

       "TOTAL NET DEBT" means, at any time, the aggregate of the UK Group Net Senior Debt and the Covenant Group Net Debt.

       "TOTAL NET CASH FINANCE CHARGES" means, in respect of each Relevant Period, the aggregate amount of the interest (including the interest element of leasing and hire purchase payments) commission, fees and other periodic finance payments paid or due and payable in cash on the Total Net Debt during such a Relevant Period,

       (a) adding any commission, fees and other finance payments payable by any member of the Covenant Group and the UK Group, in cash under any interest rate hedging arrangement;

       (b) deducting any commission, fees and other finance payments receivable by any member of the Covenant Group and the UK Group under any interest rate hedging arrangement permitted by this Agreement; and

       (c) deducting any interest receivable by any member of the Covenant Group and the UK Group, on any deposit or bank account.

       "UK GROUP NET SENIOR DEBT" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired but:

       (a) excluding such Indebtedness for Borrowed Money of any member of the UK Group to another member of the UK Group to the extent permitted under this Agreement;

       (b) excluding any Indebtedness for Borrowed Money to the extent such is either Subordinated UK Group Debt or Subordinated Target Group Debt; and

       (c)     deducting the Cash held by members of the UK Group at such time.

       "UK GROUP NET CASH SENIOR FINANCE CHARGES" means, in respect of each Relevant Period, the aggregate amount of the interest (including the interest element of leasing and hire purchase payments) commission, fees and other periodic finance payments paid or due and payable in cash on the UK Group Net Senior Debt during such a Relevant Period,

       (d) adding any commission, fees and other finance payments payable by any member of the UK Group in cash under any interest rate hedging arrangement;

       (e) deducting any commission, fees and other finance payments receivable by any member of the UK Group under any interest rate hedging arrangement permitted by this Agreement; and

       (f) deducting any interest receivable by any member of the UK Group on any deposit or bank account.

       "WORKING CAPITAL" means on any date Current Assets less Current Liabilities.

22.4   ACCOUNTING TERMS

       All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in England.


23.    COVENANTS

23.1   NOTIFICATION OF EVENTS OF DEFAULT

       The Group Representative shall promptly inform the Agent of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Agent, confirm to the Agent that, save as previously notified to the Agent or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred and is continuing.

23.2   CLAIMS PARI PASSU

       Each Obligor shall ensure that, subject to the Reservations:

       23.2.1 at all times the claims of the Finance Parties against such Obligor under the Finance Documents (other than the Security Documents and the Second Security Documents) to which such Obligor is party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors; and

       23.2.2 at all times the claims of the Finance Parties against such Obligor under the Security Documents and the Second Security Documents to which such Obligor is party rank ahead of the claims of all its other creditors (other than (if and to the extent applicable) creditors with the benefit of Permitted Encumbrances) against the assets the subject of the Encumbrances created by such Security Documents or the Second Security Documents.

23.3   MAINTENANCE OF LEGAL VALIDITY

       Each Obligor shall and the Parent shall procure that each Obligor in the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall procure that, prior to the Pushdown Date, each Obligor in the Target Group shall):

       23.3.1 do all such things as are necessary to maintain its existence as a legal person (other than as part of a solvent reorganisation on terms which have been approved in writing by the Agent acting on the instructions of an Instructing Group); and

       23.3.2 obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of each jurisdiction in which it owns or leases property or in which it conducts its business to enable it lawfully to enter into


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               and perform its obligations under each of the Finance Documents to which it is expressed to be a party or to ensure the legality or validity or (subject to the Reservations) enforceability or admissibility in evidence in England and in each other jurisdiction in which it owns or leases property or in which it conducts its business (to the extent applicable) of each such Finance Document.

23.4   INSURANCE

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) effect and maintain, insurances (or, in the case of NTL Insurance Limited (or its successor as the UK Group's captive insurance company), insurances and re-insurances) on and in relation to its business and assets against such risks as is reasonable for a company carrying on a business such as that carried on by such Obligor, member of the UK Group or member of the Target Group with either (save in respect of NTL Insurance Limited's own insurance) NTL Insurance Limited (or its successor as the UK Group's captive insurance company) or with a reputable underwriter or insurance company and, in the case of NTL Insurance Limited (or its successor as the UK Group's captive insurance company), with a reputable underwriter or insurance or reinsurance company.

23.5   ENVIRONMENTAL COMPLIANCE

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) comply in all material respects with all Environmental Law and obtain and maintain any Environmental Permits, breach of which (or failure to obtain or maintain which) could reasonably be expected to have a Material Adverse Effect.

23.6   ENVIRONMENTAL CLAIMS

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) inform the Agent in writing as soon as reasonably practicable upon becoming aware of the same if any Environmental Claim has been commenced or (to the best of such Obligor's, member of the UK Group's or member of the Target Group's knowledge and belief) is threatened against it in any case where such claim would be reasonably likely, if adversely determined, to have a Material Adverse Effect, or of any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against such Obligor, member of the UK Group or member of the Target Group in any case where such claim would be reasonably likely, if adversely determined, to have a Material Adverse Effect.

23.7   MAINTENANCE OF LICENCES AND OTHER AUTHORISATION

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall):

       23.7.1 ensure that it has the right and is duly qualified to conduct its business and to the extent that the loss of any contract, authorisation, approval, licence, consent,


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               right or franchise could reasonably be expected to have a
               Material Adverse Effect, do all things necessary to obtain, preserve, keep valid and binding and, where relevant, renew all such contracts, authorisations, approvals, licences, consents, rights and franchises; and

       23.7.2 ensure that each Licence (or any replacement or renewal thereof) is held by a member of the UK Group (other than the Parent) or, prior to the Pushdown Date, a member of the Target Group (other than the CWC Parent).

23.8   CONDUCT BUSINESS IN ACCORDANCE WITH LICENCES

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) carry on its business, or cause the same to be carried on, in accordance with the terms and conditions of the Licences in all material respects and no Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent shall, prior to the Pushdown Date, procure that no member of the Target Group shall) do, omit to do or suffer to be done, any act whereby any person is entitled or empowered to revoke, materially and adversely amend, suspend, withdraw or terminate any Licence if such amendment, revocation, suspension, withdrawal or termination could reasonably be expected to have a Material Adverse Effect.

23.9   STATUTORY REQUIREMENTS

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) comply in all material respects with all Statutory Requirements binding upon it or enforceable against it in respect of the conduct of its business and the ownership of its properties if and insofar as failure to do so could reasonably be expected to have a Material Adverse Effect.

23.10  REGULATORY NOTICES AND COMMUNICATIONS

       The:

       23.10.1 Parent shall notify the Agent within fourteen days of receipt by any member of the UK Group of; and

       23.10.2 the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, notify the Agent within fourteen days of receipt by any member of the Target Group of, any notice or communication from any government, court or regulatory authority or agency (including, without prejudice to the generality of the foregoing, the Secretary of State for Trade and Industry, Oftel or the Radiocommunications Agency) which may give rise to the revocation, termination, material adverse amendment, suspension, withdrawal or avoidance of any Licences or any of the terms and conditions thereof if such revocation, termination, material adverse amendment, suspension, withdrawal or avoidance could reasonably be expected to have a Material Adverse Effect.


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

23.11  COMPLIANCE WITH MATERIAL COMMERCIAL CONTRACTS

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall):

       23.11.1 comply in all material respects with its obligations under each Material Commercial Contract to which it is party and take all action necessary to ensure the continued validity and enforceability of its rights thereunder;

       23.11.2 not amend, vary, novate or supplement any such Material Commercial Contract in any material respect;

       23.11.3 not terminate any such Material Commercial Contract prior to its contractual termination date,

       if such non-compliance, failure to take action, amendment, variation, novation or supplement or termination, as the case may be, could reasonably be expected to have a Material Adverse Effect.

23.12  PRESERVATION OF ASSETS

       Each Obligor shall and the Parent shall procure that each member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each member of the Target Group shall) maintain and preserve all of its assets that are necessary and material in the conduct of its business as conducted at the date hereof in good working order and condition (ordinary wear and tear excepted), repair (with reasonable promptness) any damage to such assets and shall maintain in all material respects all books and records which are necessary in connection therewith or in connection with the conduct of its business.

23.13  SECURITY

       Each Obligor shall, at its own expense, take all such action as the Agent may reasonably require for the purpose of perfecting or protecting the Finance Parties' rights under and preserving the security interests intended to be created or evidenced by any of the Finance Documents to which it is a party, and following the making of any declaration pursuant to Clause 24.18 (Acceleration and Cancellation) or 24.19 (Advances Due on Demand) for facilitating the realisation of any such security or any part thereof.

23.14  ACCESS

       The Parent (in the case of each member of the UK Group) and the CWC Parent (on or after the date on which it becomes a party hereto and in the case of each member of the Target Group) shall ensure that any one or more representatives, agents and advisers of the Agent and/or any of the Banks will be allowed, whilst an Event of Default or Potential Event of Default is continuing and with prior notice, to have access to the assets, books, records and premises of each UK Group member and (prior to the Pushdown Date) each Target Group member and be permitted to inspect the same during normal business hours.

23.15  CONSENTS AND PROPERTIES

       Each Obligor which owns a Principal Property or any other property to be subject to a fixed charge under a Debenture shall, and the Parent shall procure that each such Obligor


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       in the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that each such Obligor in the Target Group shall) use all reasonable endeavours to obtain consents to charge all of such properties which are leasehold and which are charged pursuant to the Security Documents and/or the Second Security Documents from the relevant landlords as soon as practicable.

23.16  ACQUISITION DATE SECURITY

       The Pre-Novation Borrower shall procure that, on the Acquisition Date:

       23.16.1 the CWC Accession Memorandum and the documentation required under Clause 38.2 (Guarantor Conditions Precedent) are delivered to the Agent, such as to allow CWC Holdings to accede hereto as both a Guarantor and the CWC Parent in accordance with Clause 38 (Accession of Guarantors and the CWC Parent); and

       23.16.2 the Initial Security is provided.

23.17  POST-ACQUISITION DATE SECURITY

       The CWC Parent (on and after the date on which it becomes a party hereto) and the Pre-Novation Borrower shall procure that:

       23.17.1 within five Business Days of the Acquisition Date, each member of the Target Group listed in Schedule 13 (Members of the Target Group Providing Guarantees and Security) accedes hereto as a Guarantor in accordance with the provisions of Clause 38 (Accession of Guarantors and the CWC Parent) PROVIDED THAT if any member of the Target Group is a party to any agreement which prohibits or restricts the granting of such a guarantee, the CWC Parent and the Pre-Novation Borrower shall only be obliged to procure that such member of the Target Group accedes hereto as a Guarantor within sixty days of the Acquisition Date (or such later date as may be agreed by an Instructing Group, acting reasonably); and

       23.17.2 within thirty days of the Acquisition Date (or such later date as may be agreed by an Instructing Group (acting reasonably), each member of the Target Group listed in Schedule 13 (Members of the Target Group Providing Guarantees and Security) creates security in favour of the Finance Parties by executing a Debenture and such other Security Documents as the Agent may reasonably require and otherwise delivers to the Agent (in form and substance satisfactory to the Agent) all of the documents and other evidence listed in Part B (Security Documentation) of Schedule 10 (Additional Conditions Precedent) PROVIDED THAT if any member of the Target Group is a party to any agreement which prohibits or restricts the creation of such security, the CWC Parent and the Pre-Novation Borrower shall only be obliged to procure that such member of the Target Group creates such security and delivers such documents and evidence within sixty days of the Acquisition Date (or such later date as may be agreed by an Instructing Group, acting reasonably).


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       The Security Trustee shall, prior to the Pushdown Date and upon the written request of the Relevant Obligor, release or allow a member of the Target Group to refrain from providing any guarantee or security given or to be given in accordance with this Clause 23.17 where such a member of the Target Group is a party to an agreement which prohibits or restricts the granting of such a guarantee or security interest PROVIDED THAT the Security Trustee is satisfied (acting reasonably) that following such release the requirements of sub-clause 23.32.1 of Clause 23.32 (Guarantors) will continue to be satisfied and the written request from the Relevant Obligor confirms (with supporting evidence) that this is the case.

23.18  DISCHARGE OF EXISTING TARGET INDEBTEDNESS

       Each of the Pre-Novation Borrower and, on and after the date on which it becomes a party hereto, the CWC Parent, shall:

       23.18.1 in relation to each category of Existing Target Indebtedness set out in the table below, use their reasonable endeavours to procure that the Pushdown Condition in relation to that category of Existing Target Indebtedness is satisfied no later than the relevant date set out in that table:

                 CATEGORY OF EXISTING TARGET      LATEST DATE FOR SATISFACTION OF THE
                         INDEBTEDNESS              PUSHDOWN CONDITION IN RELATION TO
                                                   THAT EXISTING TARGET INDEBTEDNESS
               --------------------------------- --------------------------------------

               Yankee Bonds                       30 days after the Acquisition Date
               Existing Hedging                            Acquisition Date
               Receivables Purchase Facility               Acquisition Date
               Sterling Bonds                              Acquisition Date
               CWC Credit Agreement                        Acquisition Date
               Cable & Wireless Debt              180 days after the Acquisition Date
               High Yield Bonds                            30 September 2000
               BCM Notes                             31 March 2001 and 2 July 2001
                                                             respectively
               Videotron Mortgage                 10 days after the Acquisition Date
               NatWest Finance Leases             180 days after the Acquisition Date
               Vehicle Finance Leases             120 days after the Acquisition Date
               Overdraft Facilities                           2 July 2001
               South Herts Facility                           2 July 2001
               TWTV Debt                                      2 July 2001



       23.18.2 procure that the Pushdown Condition is satisfied on or prior to 6 July 2001.

23.19  PUSHDOWN

       Each of the CWC Parent, the Parent and the Pre-Novation Borrower shall:

       23.19.1 procure that (subject to the release by the Security Trustee of the Security, as contemplated in paragraph (a) of the definition of Pushdown), as soon as reasonably practical after and, in any event, no later than ten Business Days after the Pushdown Condition is satisfied, steps (a) to (g) of the definition of the Pushdown are completed in a single day; and

       23.19.2 ensure that, prior to the Pushdown Date, it and each member of the Target Group:


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

               (a) operates its business and utilises (or refrains from utilising) the permissions and exceptions to the covenants set out in this Clause 23 with the overriding objective of allowing the Pushdown to occur as soon as is reasonably practicable after the Acquisition Date; and

               (b) does not enter into any transaction or do anything which would require it to utilise any such permissions or exceptions (including, without limitation, those provided by the definitions of Permitted Acquisitions, Permitted Disposals, Permitted Encumbrances, Permitted Indebtedness and Permitted Loans and Guarantees) if, at the time of entering into the transaction or first doing such thing in reliance upon such permission or exception, such transaction or thing could be reasonably expected to delay the Pushdown.

23.20  UNWINDING OF ACTIONS

       If, at any time:

       23.20.1 it is reasonably likely that by doing so it will enable Pushdown to occur at a date earlier than that on which it could otherwise occur; and

       23.20.2 if the Agent (acting on the instructions of an Instructing Group) so requires,

       the Pre-Novation Borrower and the CWC Parent shall, and the CWC Parent shall procure that each member of the Target Group shall, use its reasonable endeavours to repay any indebtedness incurred by it after the Execution Date (including, without limitation, the unwinding of any outstanding Hedging Agreements) to the extent that such indebtedness needs to be repaid to satisfy the Pushdown Condition.

23.21  WORKING CAPITAL FACILITY

       NTL CC and the Parent shall ensure that an amount equal to the full amount of the Working Capital Facility is invested by the Parent in the other members of the UK Group on or prior to the time anticipated in the Business Plan by way of Parent Funding save to the extent that any amount of the Working Capital Facility has been cancelled and an amount at least equal to the amount so cancelled has been borrowed by the Post-Novation Borrower under the Term Facility.

23.22  MANDATORY CONTRIBUTION

       NTL CC shall ensure that the cash proceeds (net of any related expenses) of any equity or Financial Indebtedness raised by any member of the Covenant Group shall be applied as follows:

       23.22.1 to the extent that such amount is required, pursuant to the Working Capital Facility to be applied in mandatory prepayment of the amount outstanding thereunder, such amount shall be invested in the Parent by way of Subordinated Funding and so applied in mandatory prepayment of the amount outstanding under the Working Capital Facility;

       23.22.2 to the extent that such amount is required, pursuant to the Working Capital Facility to be applied in mandatory cancellation of the Working Capital Facility, such amount shall be invested in the Parent by way of Subordinated Funding


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

               and onlent by way of Parent Funding to members of the UK Group (other than the Parent);

       23.22.3 to the extent that such amount is not required pursuant to the Working Capital Facility to be applied in mandatory prepayment or cancellation thereof:

               (a) from the Acquisition Date up to (and including) 31 December 2003, 66 2/3 per cent. of the aggregate amount of such cash proceeds; and

               (b) at all times thereafter, 75 per cent. of the aggregate amount of such cash proceeds,

       in each case other than Excluded Contributions, shall be contributed to the Parent by way of Subordinated Funding. The Parent shall in turn ensure that any such Subordinated Funding received by it is contributed to the other members of the UK Group by way of Parent Funding.

23.23  NEGATIVE PLEDGE

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) create or permit to subsist any Encumbrance over all or any of its present or future undertaking, revenues or assets other than Permitted Encumbrances.

23.24  LOANS AND GUARANTEES

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall procure that, prior to the Pushdown Date, no member of the Target Group shall) (save in the ordinary course of business) make, any loans, grant any credit or give any guarantee or indemnity to or for the benefit of any person or voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person other than Permitted Loans and Guarantees.

23.25  DISPOSALS

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets other than any Permitted Disposal.

23.26  FINANCIAL INDEBTEDNESS

       23.26.1 No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) incur, or allow to subsist, any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any Financial Indebtedness other than Permitted Indebtedness.


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       23.26.2 NTL CC shall procure that NTL UK shall not incur, or allow to subsist, any Financial Indebtedness between it and any other members of the NTL Holding Group or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any such Financial Indebtedness other than Financial Indebtedness owed by it to NTL CC.

       23.26.3 NTL CC shall not, and shall procure that no other members of the Covenant Group shall incur, or allow to subsist any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any Financial Indebtedness other than, subject to sub-clause 23.26.2, Permitted Covenant Group Indebtedness.

       23.26.4 NTL CC and the Parent shall procure that the only Financial Indebtedness outstanding between:

               (a)  NTL UK and the Parent is Subordinated UK Group Debt; and

               (b) prior to the Pushdown Date, any members of the NTL Holding Group (as lenders) and the Pre-Novation Borrower or any members of the Target Group (as borrowers) is Subordinated Target Group Debt.

23.27  RESTRICTED PAYMENTS

       The Pre-Novation Borrower shall not and the Parent shall not and shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall not and shall, prior to the Pushdown Date, procure that no member of the Target Group shall) make any Restricted Payment other than Permitted Payments.

23.28  ACQUISITIONS AND INVESTMENTS

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) (a) purchase, subscribe for or otherwise acquire any shares (or other securities or any interest therein) in, or incorporate, any other company or agree to do any of the foregoing, or (b) purchase or otherwise acquire (other than in the ordinary course of business) any assets or revenues or (without limitation to any of the foregoing) acquire any business or interest therein or agree to do so, save for (and for agreements relating to):

       23.28.1 any investment or acquisition of assets contemplated in the Business Plan or arising out of expenditure being financed by the Revolving Facility or the Term Facility;

       23.28.2 any investment in a UK Group Excluded Subsidiary made out of Available Excess Cash Flow;

       23.28.3 Permitted Investments; and

       23.28.4 Permitted Acquisitions.


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23.29  TELECENTIAL PARTNERSHIPS

       The Parent shall, unless all of the partners of the Telecential Partnerships are wholly-owned members of the UK Group and are subject to an Encumbrance pursuant to the Security Documents and the Second Security
       Documents:

       23.29.1 procure that the aggregate of (a) the amount of any loans made by any members of the UK Group to either of the Telecential Partnerships after the Execution Date, (b) the book value of any assets contributed by either CableTel Limited or CableTel Investments Limited to either of the Telecential Partnerships after the Execution Date and (c) any cash contributed by either CableTel Limited or CableTel Investments Limited to either of the Telecential Partnerships after the Execution Date does not exceed Pound Sterling25,000,000; and

       23.29.2 use its reasonable endeavours to procure that any such loan, asset contribution or cash contribution made by any members of the UK Group within such a Pound Sterling25,000,000 threshold is followed, to the extent and in the manner required by the partnership agreements relating to the Telecential Partnerships (as such may be amended from time to time), by a loan, asset contribution or cash contribution by the minority partner in the relevant Telecential Partnership (and funded by the minority shareholder in such a minority partner).

23.30  MERGERS

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) enter into any merger or consolidation with any other person save for, respectively, another Obligor or, as the case may be, another member of the UK Group or another member of the Target Group.

23.31  CHANGE OF BUSINESS

       Save as contemplated in the Business Plan (and provided that nothing in this Clause 23.31 shall prevent an Obligor from making any investment or disposal which is otherwise permitted under this Agreement) no Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall, prior to the Pushdown Date, procure that no member of the Target Group shall) enter into any type of business sector which would result in a change in the business focus of the UK Group taken as a whole or, as the case may be, the Target Group taken as a whole from its business focus as at the date hereof.

23.32  GUARANTORS

       23.32.1 Prior to the Pushdown Date, and once the members of the Target Group required to do so pursuant to Clause 23.17 (Post-Acquisition Date Security) have acceded hereto as Guarantors, the CWC Parent and the Pre-Novation Borrower shall ensure that, save to the extent that it is unable to do so as a result of the application of the proviso to sub-clause 23.17.1 of Clause 23.17 (Post Acquisition Date Security), at all times the aggregate EBITDA of the Guarantors (in each case calculated on an unconsolidated basis) for each Financial Quarter ended on or before the Pushdown Date equals or exceeds 90 per cent. of the consolidated EBITDA of the Target Group for such period.


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       23.32.2 After the Pushdown Date, the Parent shall ensure that at all times the aggregate EBITDA of the Guarantors (in each case calculated on an unconsolidated basis) for any period of four consecutive Financial Quarters equals or exceeds 95 per cent. of the consolidated EBITDA of the UK Group for such period.

       23.32.3 For the purposes of this Clause 23.32 the aggregate EBITDA of the Guarantors and the consolidated EBITDA of the UK Group at any time after the Pushdown Date:

               (a) prior to the delivery of the financial statements for the first Financial Quarter ended after the Pushdown Date, shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be, the aggregate EBITDA of the UK Group and the Target Group for the four Financial Quarters ended before the Pushdown Date or, if less, the number of Financial Quarters between the Execution Date and the Pushdown Date annualised by multiplying by the relevant fraction;

               (b) after the delivery of the financial statements for the first Financial Quarter ended after the Pushdown Date, shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be the aggregate EBITDA of the UK Group for that Financial Quarter, multiplied by four;

               (c) after the delivery of the financial statements for the first two Financial Quarters ended after the Pushdown Date, shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be the aggregate EBITDA of the UK Group for those Financial Quarters, multiplied by two;

               (d) after the delivery of the financial statements for the first three Financial Quarters ended after the Pushdown Date, shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be, the aggregate EBITDA of the UK Group for those Financial Quarters, multiplied by four and divided by three; and

               (e) after the delivery of the financial statements for the first four Financial Quarters ended after the Pushdown Date, shall be equal to the aggregate EBITDA of the Guarantors or, as the case may be the aggregate EBITDA of the UK Group for the immediately preceding four complete Financial Quarters.

       23.32.4 A breach of this Clause 23.32 shall not constitute an Event of Default if (i) one or more subsidiaries of the Parent or, as the case may be, the CWC Parent become Guarantors (in accordance with Clause 38 (Accession of Guarantors and the CWC Parent)), within five Business Days of the earlier of notice by the Agent to the Relevant Obligor of the breach and the Relevant Obligor becoming aware thereof and (ii) the Agent (acting reasonably) is satisfied that this Clause 23.32 will, as a result of the Guarantors thereby created, be satisfied.


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23.33  SHARES

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall procure that no member of the Target Group shall) without the prior written consent of an Instructing Group, alter any rights attaching to its issued shares, if:

       23.33.1 those shares are subject to the Security and/or the Second Security; and

       23.33.2 such an alteration would be reasonably likely to prejudice the value of, or the ability of the Security Trustee and/or the Second Security Trustee to realise, the Security and/or the Second Security (as the case may be) over the company represented by those shares.

23.34  TRANSACTIONS WITH AFFILIATES

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall procure that no member of the Target Group shall) enter into any transaction with an affiliate other than:

       23.34.1 transactions in respect of either Subordinated Funding or Parent Funding;

       23.34.2 transactions between:

               (a) Obligors incorporated in the United Kingdom (other than transactions prohibited under this Agreement);

               (b) Obligors incorporated in the United States of America (other than transactions prohibited under this Agreement); and

               (c) any other transaction, not falling within (a) or (b) above between members of the Group where such are otherwise permitted by this Agreement;

       23.34.3 transactions in the ordinary course of business and either on no worse than arms' length terms or, where there is no available market by which to assess whether such a transaction is on no worse than arms' length terms, on terms such that in the reasonable opinion of the Parent the transaction is financially fair to the relevant Obligor, member of the UK Group or, as the case may be, member of the Target Group;

       23.34.4 transactions between Cable & Wireless Communications Services Limited and members of the Target Group incorporated in the United States of America, pursuant to existing agency arrangements, provided that the consideration for the provision of such agency arrangements is, in the reasonable opinion of the Parent, no less than the cost (save in any immaterial respect) incurred by Cable & Wireless Communications Services Limited in providing such services;

       23.34.5 transactions to effect either an Asset Passthrough or a Funding Passthrough;

       23.34.6 insurance arrangements entered into in the ordinary course of business with NTL Insurance Limited (or its successor as the captive insurance company to the UK Group);


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       23.34.7  tax sharing arrangements and agreements to surrender tax losses;

       23.34.8  transactions relating to the provision of Intra-Group Services;

       23.34.9 transactions with Cable & Wireless and its subsidiaries in relation to the Transaction Agreement;

       23.34.10 transactions relating to Excess Capacity Network Services PROVIDED THAT the price payable by any affiliates in relation to such Excess Capacity Network Services is no less than the cost incurred by the relevant Obligor, member of the UK Group or, as the case may be, member of the Target Group in providing such Excess Capacity Network Services; and

       23.34.11 transactions constituted by loans or investments in any UK Group Excluded Subsidiary or, prior to the Pushdown Date, in any Target Group Excluded Subsidiary, where such are otherwise permitted under this Agreement.

23.35  WORKING CAPITAL FACILITY AMENDMENTS

       The Parent shall not agree any material amendments to the terms of the Working Capital Facility and shall not voluntarily cancel or prepay all or any part thereof:

       23.35.1 unless a replacement or substitute therefor is put in place on terms acceptable to the Banks and it can demonstrate to the satisfaction of the Banks that both NTL CC and it are still able to comply with their obligations under Clause 23.21 (Working Capital Facility); or

       23.35.2 an amount equal to such cancellation is invested in the Parent by way of Subordinated Funding and thereafter by the Parent in the other members of the UK Group by way of Parent Funding.

23.36  CHANGE IN FINANCIAL YEAR

       No Obligor shall and the Parent shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall prior to the Pushdown Date procure that no member of the Target Group shall) change the end of its financial year, other than:

       23.36.1 as agreed by an Instructing Group, acting reasonably;

       23.36.2 in the case of the CWC Parent and the Target, a change so that its financial year ends on 31 May 2000 which is (after May 2001) followed by a change in its financial year so that it ends on the same day as the Parent's financial year; or

       23.36.3 so as to ensure that the financial year of any member of the UK Group or the Target Group ends on the same date as the financial year of the Parent.

23.37  REVISED GROUP STRUCTURE

       23.37.1 The Pre-Novation Borrower shall, within 30 days of the Execution Date, deliver to the Agent the Group Structure Chart referred to in paragraph (b) of the definition of that term;


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       23.37.2 If the Relevant Obligor becomes aware of any material inaccuracy in the corporate structure as set out in either the Group Structure Chart delivered to the Agent or the Term Banks pursuant to Clause 2.5 (Initial Conditions Precedent) or any Group Structure Chart delivered to the Agent pursuant to this Clause 23.37, it will deliver to the Agent as soon as reasonably practicable thereafter a revised Group Structure Chart which is true, complete and accurate insofar as it relates to the corporate structure of the UK Group, the Target Group or the NTL Holding Group.

23.38  HEDGING

       The Parent shall not, and shall procure that no member of the UK Group shall, enter into any Hedging Agreement other than:

       23.38.1 a Secured Hedging Agreement; or

       23.38.2 a Hedging Agreement entered into in accordance with the Hedging Strategy.

23.39  NOTIFICATION OF TARGET GROUP ASSETS

       The CWC Parent and the Pre-Novation Borrower shall, within twenty days of the Acquisition Date provide the Agent with:

       23.39.1 a schedule detailing the real property of the Target Group (other than leasehold interests where a rack rent is paid by the relevant member of the Target Group) and indicating for each such property (a) an estimate of its current value and (b) the nature of its use; and

       23.39.2 the details of the material assets of each member of the Target Group listed in Schedule 13 (Members of the Target Group Granting Security), who will be providing security over those assets in accordance with sub-clause 23.17.2 of Clause 23.17 (Post-Acquisition Date Security), to the extent that such details are reasonably required to enable those assets to be sufficiently identified for the purpose of effecting such security.

       Upon receipt of the schedule referred to in sub-clause 23.39.1 the Agent (acting reasonably and in consultation with the CWC Parent) shall determine which properties are material to the business of the Target Group, such properties being those which will be secured in favour of the Finance Parties pursuant to Clause 23.17 (Post-Acquisition Date Security).

23.40  VOLUNTARY PREPAYMENTS

       The Pre-Novation Borrower shall not and the Parent shall not, and shall procure that no member of the UK Group shall (and the CWC Parent (on and after the date on which it becomes a party hereto) shall not, and shall, prior to the Pushdown Date, procure that no member of the Target Group shall) make any Permitted Payment under paragraph (c) of the definition of that term which is used or intended to be used to fund a voluntary prepayment by any member of the NTL Holding Group in respect of all or any part of any bonds, notes or similar public debt instruments issued by such member of the NTL Holding Group.


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24.    EVENTS OF DEFAULT

       Each of Clause 24.1 (Failure to Pay) to Clause 24.17 (Material Adverse Change) describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 24.18 (Acceleration and Cancellation) and Clause 24.19 (Advances Due on Demand) deal with the rights of the Agent and the Banks after the occurrence of an Event of Default.

24.1   FAILURE TO PAY

       Any of the Obligors fails to pay any sum due from it under any of the Finance Documents to which it is a party at the time, in the currency and in the manner specified therein unless:

       24.1.1 the sum is of a principal amount which was not paid as a result of a technical error or failure in the transmission of funds and that payment is then received by the Agent within one Business Day of the due date;

       24.1.2 the sum is of an amount of interest and that payment is then received by the Agent within three Business Days of the due date; or

       24.1.3 the sum is of an amount other than principal or interest and that payment is then received by the Agent within five Business Days of the due date.

24.2   MISREPRESENTATION

       Any representation or statement made or repeated by NTL CC, the Parent, the CWC Parent or any Obligor in any of the Finance Documents or in any notice or other document or certificate delivered by it pursuant thereto or in connection therewith is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and the circumstances giving rise to such inaccuracy, if capable of remedy or change, are not remedied or do not change, such that the relevant representation or statement would be correct and not misleading if repeated five Business Days after the earlier of (a) it being notified by the Agent to NTL CC in the case of a representation or statement by NTL CC, and to the Group Representative in all other cases, as having been made inaccurately and (b) NTL CC, the Parent, the CWC Parent or the relevant Obligor becoming aware of such inaccuracy.

24.3   SPECIFIC COVENANTS

       NTL CC, the Parent, the CWC Parent or any of the Obligors fails to comply with any of its obligations under Clause 21 (Financial Information) or Clause 23 (Covenants). No Event of Default under this Clause 24.3 (Specific Covenants) shall occur in relation to:

       24.3.1 Clause 21.1 (Annual Statements) to Clause 21.9 (Other Financial Information) or Clause 21.11 (General Information) to Clause
               21.13 (Acquisition Information), if the failure to comply with such is remedied within five Business Days of the Agent giving notice thereof to the Group Representative;


       24.3.2 Clause 23 (Covenants), if the failure to comply with such is capable of remedy and is remedied within five Business Days of the date on which NTL CC, the Parent, the CWC Parent or, as the case may be, the relevant Obligor became


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               aware of such failure to comply PROVIDED THAT a breach of any of the obligations under Clause 23.2 (Claims Pari Passu), Clause
               23.3 (Maintenance of Legal Validity), 23.8 (Conduct Business in Accordance with Licences), 23.16 (Acquisition Date Security), Clause 23.17 (Post Acquisition Date Security), sub-clause 23.19.1 of Clause 23.19 (Pushdown), Clause 23.23 (Negative Pledge), Clause 23.24 (Loans and Guarantees), Clause 23.25 (Disposals), Clause 23.27 (Restricted Payments), Clause 23.28 (Acquisitions and Investments), Clause 23.30 (Mergers), Clause 23.34 (Transactions with Affiliates) and Clause 23.40 (Voluntary Prepayments), shall immediately give rise to an Event of Default; and

       24.3.3 Clause 23.4 (Insurance) to Clause 23.12 (Preservations of Assets) or Clause 23.34 (Transactions with Affiliates), if the failure to comply with such is attributable to a member of the Target Group, is capable of remedy and is remedied within thirty days of the date on which either NTL CC or the Parent becomes aware of such failure to comply PROVIDED THAT this sub-clause 24.3.3 shall cease to apply after the date falling twenty weeks after the Acquisition Date.

24.4   OTHER OBLIGATIONS

       NTL CC, the Parent, the CWC Parent or any of the Obligors fails duly to perform or comply with any other obligation expressed to be assumed by it in any of the Finance Documents and such failure is not remedied within thirty days after the Agent has given notice thereof to NTL CC, the Parent, the CWC Parent or, in the case of any Obligor, the Group Representative.

24.5   FINANCIAL CONDITION

       At any time any of the requirements of Clause 22.1 (Target Group Financial Condition) or Clause 22.2 (UK Group Financial Condition) is not satisfied.

24.6   CROSS DEFAULT

       Any:


       24.6.1 Financial Indebtedness of any Obligor or of any other member of the UK Group or, after the Acquisition Date and prior to the Pushdown Date of any other member of the Target Group is not paid when due and payable, after taking account of any applicable grace period, or, if payable on demand (after taking account of any applicable grace period), is not paid on demand;

       24.6.2 Financial Indebtedness of any Obligor or of any other member of the UK Group or, after the Acquisition Date and prior to the Pushdown Date of any other member of the Target Group is declared to be or otherwise becomes due and payable prior to its specified maturity by reason of a default by the relevant Obligor or other member of the UK Group or Target Group (as the case may be) (after taking account of any applicable grace period);

       24.6.3 commitment for any Financial Indebtedness of any Obligor, or of any other member of the UK Group or, after the Acquisition Date and prior to the Pushdown Date, of any other member of the Target Group is cancelled or


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               suspended by reason of a default by the relevant Obligor or other member of the UK Group or Target Group (as the case may be); or

       24.6.4 creditor or creditors of any Obligor or of any other member of the UK Group or after the Acquisition Date and prior to the Pushdown Date, of any other member of the Target Group becomes entitled (by reason of default) to declare any Financial Indebtedness of such Obligor or other member of the UK Group or Target Group (as the case may be) due and payable prior to its specified maturity by reason of default by the relevant Obligor or other member of the UK Group or Target Group (as the case may be) after taking account of any applicable grace period, save that this Clause shall not apply to any Financial Indebtedness of any Obligor or of any other member of the UK Group (or, prior to the Pushdown Date, of any other member of the Target Group) where such Financial Indebtedness or demand in relation thereto (a) is Existing Target Indebtedness PROVIDED THAT if any such Existing Target Indebtedness is accelerated or otherwise becomes due and payable it is repaid in full by the earlier of 5 Business Days after the demand for repayment or the end of the grace period contractually provided for in respect thereof (and the Revolving Facility may be utilised for such purpose), (b) is cash collateralised and such cash is available for application in satisfaction of such Financial Indebtedness, (c) is being contested in good faith by appropriate action or (d) when aggregated with all such Financial Indebtedness of the Obligors and any other members of the UK Group or prior to the Pushdown Date of any members of the Target Group does not exceed an aggregate of Pound Sterling20,000,000 (or its equivalent in other currencies).

24.7   INSOLVENCY AND RESCHEDULING

       If (a) NTL CC; (b) any Obligor; (c) on or prior to the Pushdown Date, any member of the UK Group or (d) prior to all of the members of the Target Group required to become Guarantors in accordance with Clause 23.17 (Post-Acquisition Date Security) having done so, any member of the Target
       Group:

       24.7.1  is unable to pay its debts as they fall due;

       24.7.2 commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness (other than as part of a solvent reorganisation of NTL CC or the relevant Obligor, member of the UK Group or member of the Target Group, on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group);

       24.7.3 makes a general assignment for the benefit of or a composition with its creditors; or

       24.7.4  has a moratorium declared in respect of any of its indebtedness.

24.8   WINDING-UP

       If (a) NTL CC; (b) any Obligor; (c) on or prior to the Pushdown Date, any member of the UK Group or (d) prior to all of the members of the Target Group required to become Guarantors in accordance with Clause 23.17 (Post-Acquisition Date Security) having


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       done so, any member of the Target Group takes any corporate action or other steps are taken or legal proceedings are started and served for its winding-up, dissolution, administration or re-organisation whether by way of voluntary arrangement, scheme of arrangement or otherwise or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of its revenues and assets PROVIDED THAT it shall not constitute an Event of Default if:

       24.8.1 such action, steps or proceedings relate to a solvent liquidation or re-organisation of a member of the UK Group or, prior to the Pushdown Date, of a member of the Target Group which, in either case is not an Obligor, or are on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group; or

       24.8.2  such action, steps or proceedings (a) are frivolous or vexatious,
               (b) do not relate to the appointment of an administrator (or its equivalent in any other jurisdiction) and (c) are contested in good faith by appropriate legal action and are stayed or discharged within thirty days of their commencement.

24.9   EXECUTION OR DISTRESS

       Any execution, distress or diligence is levied against, or an encumbrancer takes possession of, the whole or any part of, the property, undertaking or assets of (a) NTL CC; (b) any Obligor; (c) on or prior to the Pushdown Date, any member of the UK Group or (d) prior to all of the members of the Target Group required to become Guarantors in accordance with Clause 23.17 (Post-Acquisition Date Security) having done so, any member of the Target Group where:

       24.9.1 the aggregate value of such assets exceeds Pound Sterling250,000; and

       24.9.2 such execution, distress, diligence or possession is not discharged within thirty days.

24.10  ANALOGOUS EVENTS

       Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause 24.7 (Insolvency and Rescheduling), Clause 24.8 (Winding-up) or Clause 24.9 (Execution or Distress).

24.11  GOVERNMENTAL INTERVENTION

       By or under the authority of any government, (a) the management of any Obligor or, prior to the Pushdown Date, any member of the UK Group is wholly or partially displaced or the authority of any Obligor or, prior to the Pushdown Date, any member of the UK Group in the conduct of a material part of its business is wholly or partially curtailed or (b) all or a majority of the issued shares of any Obligor or, prior to the Pushdown Date, any member of the UK Group or the whole or any substantial part of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired, in each case where such is not remedied to the satisfaction of the Agent within thirty days of the relevant event occurring.

24.12  REPUDIATION

       24.12.1 NTL CC or any Obligor repudiates any of the Finance Documents; or


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       24.12.2 the security intended to be created by, or the subordination effected under, the Finance Documents is not or ceases to be legal and valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to the Group Representative and (b) the date on which NTL CC or the relevant Obligor becomes aware of such event) binding and enforceable.

24.13  ILLEGALITY

       At any time it is or becomes unlawful for NTL CC or any of the Obligors to perform or comply with any or all of its obligations under any of the Finance Documents to which it is a party or any of the obligations of NTL CC or any of the Obligors thereunder are not or cease to be legal, valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to the Group Representative and
       (b) the date on which NTL CC or, as the case may be, the relevant Obligor becomes aware of such event) binding and enforceable.

24.14  ASSET ADJUSTMENT PAYMENTS

       If, following a member of the Target Group having made an Asset Adjustment Payment within paragraph (a) of the definition thereof, NTL Holdings fails to procure that an amount equal to such an Asset Adjustment Payment is (in accordance with the other terms of this Agreement) reimbursed to that member of the Target Group on or before the date which is the earlier of:

       24.14.1 ten Business Days after the date on which NTL Holdings receives a reimbursement from Cable & Wireless for such an Asset Adjustment Payment; and

       24.14.2 thirty Business Days after the date on which such an Asset Adjustment Payment is made,

       PROVIDED THAT the aggregate amount of Asset Adjustment Payments for which members of the Target Group have not been reimbursed in accordance with this Clause 24.14 exceeds Pound Sterling10,000,000 (or its equivalent).

24.15  DEBT ADJUSTMENT PAYMENTS

       If, following a Debt Adjustment Payment having being made to NTL Holdings (or any other member of the Group) in accordance with paragraph (a) of the definition thereof, NTL Holdings fails to procure that an amount equal to such a Debt Adjustment Payment is (in accordance with the other terms of this Agreement) invested in the Target Group or the Pre-Novation Borrower by the date which is:

       24.15.1 in respect of Debt Adjustment Payments anticipated on the Execution Date, ten Business Days after the date on which NTL Holdings receives such a Debt Adjustment Payment; and

       24.15.2 in respect of all other Debt Adjustment Payments, thirty Business Days after the date on which NTL Holdings receives such a Debt Adjustment Payment,


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       PROVIDED THAT the aggregate amount of Debt Adjustment Payments for which members of the Target Group or the Pre-Novation Borrower have not been reimbursed in accordance with this Clause 24.15 exceeds Pound Sterling10,000,000 (or its equivalent).

24.16  COVENANT GROUP CROSS DEFAULT

       Any Permitted Covenant Group Indebtedness is not paid when due and payable (after taking into account any applicable grace period) or (by reason of the occurrence of a default) is declared to be or otherwise becomes due and payable prior to its specified maturity or any holder or any creditor in respect of any such Financial Indebtedness becomes entitled to declare such Financial Indebtedness due and payable prior to its specified maturity save that this Clause shall not apply to any Financial Indebtedness of any member of the Covenant Group where such Financial Indebtedness when aggregated with all such Financial Indebtedness of any members of the Covenant Group does not exceed an aggregate of Pound Sterling20,000,000 (or its equivalent).

24.17  MATERIAL ADVERSE CHANGE

       Any event or circumstance which would have a Material Adverse Effect occurs.

24.18  ACCELERATION AND CANCELLATION

       Upon the occurrence of an Event of Default and at any time thereafter whilst such event is continuing, the Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the Relevant Obligor:

       24.18.1 declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) or declare the Advances to be due and payable on demand of the Agent; and/or

       24.18.2 declare that any undrawn portion of the Facilities shall be cancelled, whereupon the same shall be cancelled and the Available Commitment of each Bank shall be reduced to zero; and/or

       24.18.3 exercise or direct the Security Trustee (on its own behalf and on behalf of the Banks and the Hedge Counterparties) and the Second Security Trustee (on its own behalf and on behalf of the Term Banks), but not only one of them, to exercise all rights and remedies of a mortgagee or a secured party at such time and (without limitation), subject to the Security Documents and the Second Security Documents and to the extent permitted by applicable law, (a) foreclose on any or all of the assets subject to the Security and/or the Second Security by any available judicial procedure, (b) take possession of any or all of the assets subject to the Security and/or the Second Security and the books and records relating thereto, with or without judicial process and/or (c) enter any premises where any assets subject to the Security and/or the Second Security, or any books and records relating thereto, are located and take possession of and remove the same therefrom.

24.19  ADVANCES DUE ON DEMAND

       If, pursuant to Clause 24.18 (Acceleration and Cancellation), the Agent declares the Advances to be due and payable on demand of the Agent, then, and at any time


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       thereafter, the Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the Parent:

       24.19.1 require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrowers hereunder) or withdraw its declaration with effect from such date as it may specify in such notice; and/or

       24.19.2 select as the duration of any Term or Interest Period which begins whilst such declaration remains in effect a period of six months or less; and/or

       24.19.3 exercise or direct both the Security Trustee and the Second Security Trustee (but not only one of them) to exercise (on its own behalf and on behalf of the Banks who have appointed it) all rights and remedies of a mortgagee or a secured party in accordance with sub-clause 24.18.3 of Clause 24.18 (Acceleration and Cancellation).

24.20  ENFORCEMENT OF THE SECOND SECURITY

       If there has been a notice from the Agent pursuant to either Clause 24.18 (Acceleration and Cancellation) or Clause 24.19 (Advances Due on Demand) and the Security Documents have been discharged or the Term Banks demonstrate to the satisfaction of the Security Trustee (acting reasonably) that the Security Documents are incapable of being enforced, the Agent shall act on the instructions of a Term Instructing Group in relation to the giving of instructions to the Second Security Trustee pursuant to sub-clause 24.18.3 of Clause 24.18 (Acceleration and Cancellation) and sub-clause 24.19.3 of Clause 24.19 (Advances Due on Demand).


25.    GUARANTEE AND INDEMNITY

25.1   GUARANTEE AND INDEMNITY

       Each of the Guarantors irrevocably and unconditionally, jointly and severally:

       25.1.1 guarantees to each Finance Party the due and punctual observance and performance of all the terms, conditions and covenants on the part of each Borrower contained in the Finance Documents and agrees to pay from time to time on demand any and every sum or sums of money which each Borrower is at any time liable to pay to any Finance Party under or pursuant to the Finance Documents and which has become due and payable but has not been paid at the time such demand is made; and

       25.1.2 agrees as a primary obligation to indemnify each Finance Party from time to time on demand from and against any loss incurred by any Finance Party as a result of any of the obligations of each Borrower under or pursuant to the Finance Documents being or becoming void, voidable, unenforceable or ineffective as against such Borrower for any reason whatsoever, whether or not known to any Finance Party or any other person, the amount of such loss being the amount which the person or persons suffering it would otherwise have been entitled to recover from such Borrower.


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25.2   ADDITIONAL SECURITY

       The obligations of each Guarantor herein contained shall be in addition to and independent of every other security which any Finance Party may at any time hold in respect of any of any Obligor's obligations under the Finance Documents.

25.3   CONTINUING OBLIGATIONS

       The obligations of each Guarantor herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Borrowers under the Finance Documents and shall continue in full force and effect until final payment in full of all amounts owing by any Borrower under the Finance Documents and total satisfaction of all the Borrowers' actual and contingent obligations under the Finance Documents.

25.4   OBLIGATIONS NOT DISCHARGED

       Neither the obligations of each Guarantor herein contained nor the rights, powers and remedies conferred in respect of each Guarantor upon any Finance Party by the Finance Documents or by law shall be discharged, impaired or otherwise affected by:

       25.4.1 the winding-up, dissolution, administration or re-organisation of any Obligor or any other person or any change in its status, function, control or ownership;

       25.4.2 any of the obligations of any Obligor or any other person under the Finance Documents or under any other security taken in respect of any of its obligations under the Finance Documents being or becoming illegal, invalid, unenforceable or ineffective in any respect;

       25.4.3 time or other indulgence being granted or agreed to be granted to any Obligor or any other person in respect of its obligations under the Finance Documents or under any such other security;

       25.4.4 any amendment to, or any variation, waiver or release of, any obligation of any Obligor or any other person under the Finance Documents or under any such other security;

       25.4.5 any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of any Obligor's obligations under the Finance Documents;

       25.4.6 any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of any Obligor's obligations under the Finance Documents; or

       25.4.7 any other act, event or omission which, but for this Clause 25.4, might operate to discharge, impair or otherwise affect any of the obligations of each Guarantor herein contained or any of the rights, powers or remedies conferred upon any of the Finance Parties by the Finance Documents or by law.


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25.5   SETTLEMENT CONDITIONAL

       Any settlement or discharge between a Guarantor and any of the Finance Parties shall be conditional upon no security or payment to any Finance Party by an Obligor or any other person on behalf of an Obligor being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, each Finance Party shall be entitled to recover the value or amount of such security or payment from such Guarantor subsequently as if such settlement or discharge had not occurred.

25.6   EXERCISE OF RIGHTS

       No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of any Guarantor by the Finance Documents or by law:

       25.6.1 to make any demand of any Obligor (save where such demand is expressly required by the terms of the Finance Documents);

       25.6.2 to take any action or obtain judgment in any court against any Obligor;

       25.6.3 to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

       25.6.4 to enforce or seek to enforce any other security taken in respect of any of the obligations of any Obligor under the Finance Documents.

25.7   DEFERRAL OF GUARANTORS' RIGHTS

       Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

       25.7.1  to be indemnified by an Obligor; and/or

       25.7.2 to claim any contribution from any other guarantor of any obligations of any Borrower under the Finance Documents; and/or

       25.7.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party.

25.8   APPROPRIATIONS

       Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

       25.8.1 refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and


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       25.8.2  hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 25.

25.9   LIABILITY OF GROUP FOR TARGET GROUP

       Notwithstanding any other provision of the Finance Documents, no member of the Group (other than the Pre-Novation Borrower and any member of the Target Group) shall, prior to the Pushdown Date, be liable for or in respect of, or to procure the performance of, any obligations of the Pre-Novation Borrower or of any members of the Target Group nor, prior to the Pushdown Date, shall there be any recourse to a member of the Group (other than the Pre-Novation Borrower and any member of the Target Group) for any representation, warranty or certification made in respect of the Pre-Novation Borrower or any member of the Target Group or any document, circumstances or matter pertaining to any member of the Target Group or the Pre-Novation Borrower nor prior to the Pushdown Date, shall any member of the Group (other than the Pre-Novation Borrower and any member of the Target Group) be liable for any commitment commission or costs, expenses or taxes arising in connection with the availability of the Revolving Facility or the utilisation of the Revolving Facility by the Pre-Novation Borrower or any member of the Target Group nor, prior to the Pushdown Date, shall any of the Finance Parties exercise any right to consolidate or set-off credit balances maintained by any member of the Group (other than the Pre-Novation Borrower or any member of the Target Group) against any obligations or liabilities of the Pre-Novation Borrower or any member of the Target Group.


26.    COMMITMENT COMMISSION AND FEES

26.1   COMMITMENT COMMISSION ON THE REVOLVING FACILITY

       The Borrowers, acting through the Relevant Obligor, shall pay to the Agent for the account of each Revolving Bank in respect of each Commitment Period (as defined below) a commitment commission calculated at the rate per annum determined pursuant to Clause 26.2 (Rate of Commitment Commission on the Revolving Facility) on an amount equal to the average daily Available Revolving Commitments during such Commitment Period.

26.2   RATE OF COMMITMENT COMMISSION ON THE REVOLVING FACILITY

       The applicable rate of commitment commission for any Commitment Period in respect of the Revolving Facility shall be determined by reference to the average daily utilisation of the Revolving Facility during such Commitment Period expressed as a percentage of the average daily Revolving Commitment during such Commitment Period and in accordance with the following scale:

             AVERAGE DAILY UTILISATION AS PERCENTAGE    APPLICABLE RATE OF
             OF AVERAGE DAILY REVOLVING COMMITMENT      COMMITMENT COMMISSION
             ---------------------------------------    ----------------------
             Up to and including 50 per cent.           0.75 per cent.
             Over 50 per cent.                          0.50 per cent.


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26.3   DEFINITIONS AND AVERAGE CALCULATIONS

       For the purposes of Clauses 26.1 (Commitment Commission on the Revolving Facility) and Clause 26.2 (Rate of Commitment Commission on the Revolving Facility):

       26.3.1 "COMMITMENT PERIOD" means each successive period of three months during the period beginning on the date hereof and ending on the date falling one month before the Revolving Termination Date PROVIDED THAT (a) if such a period would otherwise extend beyond the next succeeding Revolving Reduction Date it shall be shortened so as to end on that date and (b) if the last such period would otherwise extend beyond the Revolving Termination Date it shall be shortened so as to end on that date.

       26.3.2 The average daily utilisation of the Revolving Facility during a Commitment Period shall equal the sum of all Revolving Advances made by the Revolving Banks and outstanding on each day during such Commitment Period, divided by the number of days in such Commitment Period.

       26.3.3 The average daily Revolving Commitments during a Commitment Period shall equal the aggregate of the Revolving Commitments on each day during such Commitment Period divided by the number of days in such Commitment Period.

       26.3.4 The average daily Available Revolving Commitments during a Commitment Period shall equal the aggregate of the Available Revolving Commitments on each day during such Commitment Period divided by the number of days in such Commitment Period.

26.4   PAYMENT OF COMMITMENT COMMISSION ON THE REVOLVING FACILITY

       The Agent shall promptly after the end of each Commitment Period notify the Relevant Obligor (on behalf of the Borrowers) and the Revolving Banks of the amounts payable by the Borrowers under Clause 26.1 (Commitment Commission on the Revolving Facility) in respect of such Commitment Period and the Borrowers, acting through the Relevant Obligor, shall pay such amount to the Agent for account of the Revolving Banks pro rata to each Revolving Bank's Revolving Commitment hereunder from time to time during the applicable Commitment Period within five Business Days of such notification.

26.5   FUNDING FEE ON THE TERM FACILITY

       The Post Novation Borrower shall:

       26.5.1 on the date on which the Term Advance is made, pay to the Agent for the account of each Term Bank (pro rata to its participation in the Term Advance) a funding fee in the amount set out in a letter agreement between NTL Holdings, NTL Inc., General Electric Capital Corporation and SFG VI Inc., dated 22 June 2001 on the date the Term Advance is made; and

       26.5.2 pay to the Term Banks for their own account the fees and expenses specified in the commitment letter dated 27 April 2001 between General Electric Capital Corporation and NTL Holdings (and its attachments) at the times and in the amounts specified in such letter (and its attachments), as amended and


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

               supplemented from time to time in writing, including by the letter agreement between General Electric Capital Corporation, SFG VI Inc., NTL Inc. and NTL Holdings dated 22 June 2001 (and its attachments) an the letter agreement between NTL Holdings and General Electric Capital Corporation dated 18 July 2001 (and its attachments).

26.6   FEES FOR ADDITIONAL FINANCE PROVIDERS

       The Post-Novation Borrower shall pay to each Additional Finance Provider fees in the amount and at the times as may be agreed between the Post-Novation Borrower and that Additional Finance Provider.

26.7   AGENCY AND OTHER FEES

       The Relevant Obligor shall:

       26.7.1 pay (or shall procure that the Borrowers shall pay) to the Agent for its own account the agency fees specified in the letter dated 16 May 2000 from the Agent to NTL Inc. and the Parent at the times, and in the amounts, specified in such letter; and

       26.7.2 pay (or shall procure that the Borrowers shall pay) to the Arrangers the fees specified in the letter dated 17 May 2000 from the Arrangers (and others) to NTL Inc. and the Parent (and the attachments thereto) at the times, and in the amounts, specified in such letters.


27.    COSTS AND EXPENSES

27.1   TRANSACTION EXPENSES

       The Borrowers (acting through the Relevant Obligor) shall, from time to time on demand of the Agent, reimburse each of the Agent, the Term Banks and the Arrangers for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents, any other document referred to in the Finance Documents and the completion of the transactions therein contemplated.

27.2   PRESERVATION AND ENFORCEMENT OF RIGHTS

       The Borrowers, acting through the Relevant Obligor shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under the Finance Documents and any document referred to in the Finance Documents (including, without limitation, any costs and expenses reasonably incurred in relation to any investigation as to whether or not an Event of Default might have occurred or is likely to occur or any steps necessary or desirable in connection with any proposal for remedying or otherwise resolving an Event of Default or Potential Event of Default). For the avoidance of doubt, if the Term Banks or the Revolving Banks shall decide at any time in connection with the Finance Documents that they require separate advisors, the cost of separate advisors shall be reimbursed on the terms and subject to the conditions of this Clause 27.2.


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27.3   STAMP TAXES

       The Borrowers, acting through the Relevant Obligor, shall pay all stamp, registration and other taxes to which the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

27.4   AMENDMENT COSTS

       If an Obligor requests any amendment, waiver or consent then the Borrowers, acting through the Relevant Obligor, shall, within five Business Days of demand by the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by such person in responding to or complying with such request.

27.5   BANKS' LIABILITIES FOR COSTS

       If any of the Borrowers fail to perform any of its obligations under this Clause 27.5, each Bank shall, in its Proportion, indemnify each of the Agent and the Arrangers against any loss incurred by any of them as a result of such failure.


28.    DEFAULT INTEREST AND BREAK COSTS

28.1   DEFAULT INTEREST PERIODS

       If any sum due and payable by an Obligor hereunder is not paid on the due date therefor in accordance with Clause 31 (Payments) or if any sum due and payable by an Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment (in either case an "UNPAID SUM"), the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum is discharged shall be divided into successive periods (each an "INTEREST PERIOD"), each of which (other than the first) shall start on the last day of the preceding Interest Period and the duration of each of which shall (except as otherwise provided in this Clause 28) be selected by the Agent.

28.2   DEFAULT INTEREST

       An Unpaid Sum shall bear interest during each Interest Period in respect thereof at the rate per annum which is one per cent. per annum above the percentage rate which would apply if such Unpaid Sum had been an Advance under the Term Facility (to the extent that the Unpaid Sum is owed to Term Banks) or the Revolving Facility (to the extent that the Unpaid Sum is owed to the Revolving Banks) in the amount and currency of such Unpaid Sum and for the same Term or Interest Period, PROVIDED THAT if such Unpaid Sum relates to an Advance which became due and payable on a day other than the last day of a Term or Interest Period relating thereto:

       28.2.1 the first Interest Period applicable to such Unpaid Sum shall be of a duration equal to the unexpired portion of the current Term or Interest Period relating to that Advance; and

       28.2.2 the percentage rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent. the rate which would have been applicable to it had it not so fallen due, save that in relation to a Revolving


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

               Advance, the Revolving Margin shall be, or be deemed to be, 2.25 per cent. per annum.

28.3   PAYMENT OF DEFAULT INTEREST

       Any interest which shall have accrued under Clause 28.2 (Default Interest) in respect of an Unpaid Sum shall be due and payable and shall be paid by the Obligor owing such Unpaid Sum to the Finance Parties to whom such Unpaid Sum is owed on the last day of its Interest Period in respect thereof or on such other dates as the Agent may specify by notice to such Obligor.

28.4   BREAK COSTS

       If any Bank or the Agent on its behalf receives or recovers all or any part of such Bank's share of an Advance or Unpaid Sum otherwise than on the last day of the Term or Interest Period relating thereto, the Borrowers (acting through the Relevant Obligor) shall pay to the Agent on demand for account of such Bank an amount equal to the amount (if any) by which (a) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of that Term or Interest Period exceeds (b) the amount of interest which in the opinion of the Agent would have been payable to the Agent on the last day of that Term or Interest Period in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in London for a period starting on the Business Day following the date of such receipt or recovery and ending on the last day of that Term or Interest Period.


29.    BORROWERS' INDEMNITIES

29.1   BORROWERS' INDEMNITY

       The Borrowers, acting through the Relevant Obligor, undertake to indemnify:

       29.1.1 each Finance Party against any cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

       29.1.2  each Bank against any cost or loss it may suffer under Clause
               27.5 (Banks' Liabilities for Costs) or Clause 34.6
               (Indemnification); and

       29.1.3 each Bank against any cost or loss it may suffer or incur as a result of its funding or making arrangements to fund its portion of an Advance requested by any Borrower but not made by reason of the operation of any one or more of the provisions hereof.

29.2   CURRENCY INDEMNITY

       If any sum (a "SUM") due from an Obligor under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which such Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

       29.2.1  making or filing a claim or proof against such Obligor;


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

       29.2.2 obtaining or enforcing an order or judgment in any court or other tribunal,

       the Borrowers, acting through the Relevant Obligor, shall indemnify each person to whom such Sum is due from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to such person at the time of receipt of such Sum.


30.    CURRENCY OF ACCOUNT AND PAYMENT

       Sterling is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, PROVIDED THAT:

       30.1.1 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

       30.1.2 each payment pursuant to Clause 15.2 (Tax Indemnity), Clause 17.1 (Increased Costs) or Clause 29 (Borrowers' Indemnities) shall be made in the currency specified by the party claiming thereunder.


31.    PAYMENTS

31.1   NOTIFICATION OF PAYMENTS

       Without prejudice to the liability of each party hereto promptly to pay each amount owing by it hereunder on the due date therefor, whenever a payment is expected to be made by any of the parties hereto, the Agent shall, at least two Business Days prior to the expected date for such payment, notify all the parties hereto of the amount, currency and timing of such payment and the identity of the party liable to make such payment.

31.2   PAYMENTS TO THE AGENT

       On each date on which this Agreement requires an amount to be paid by an Obligor or a Bank, such Obligor or, as the case may be, such Bank shall make the same available to the Agent for value on the due date at such time and in such funds and to such account with such bank as the Agent shall (acting reasonably) specify from time to time.

31.3   PAYMENTS BY THE AGENT

       31.3.1 Save as otherwise provided herein, each payment received by the Agent pursuant to Clause 31.2 (Payments to the Agent) shall:

               (a) in the case of a payment received for the account of a Borrower, be made available by the Agent to such Borrower by application:

                    (i) FIRST, in or towards payment on the same day of any amount then due from such Borrower hereunder to the person from whom the amount was so received; and

                    (ii) SECONDLY, in or towards payment on the same day to the account of such Borrower with such bank in London as such Borrower shall have previously notified to the Agent for this purpose; and


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

               (b) in the case of any other payment, be made available by the Agent to the person entitled to receive such payment in accordance with this Agreement (in the case of a Bank, for the account of its Facility Office) for value the same day by transfer to such account of such person with such bank in London as such person shall have previously notified to the Agent.

       31.3.2 A payment will be deemed to have been made by the Agent on the date on which it is required to be made under this Agreement if the Agent has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent in order to make the payment.

31.4   NO SET-OFF

       All payments required to be made by an Obligor hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

31.5   CLAWBACK

       Where a sum is to be paid hereunder to the Agent for account of another person, the Agent shall not be obliged to make the same available to that other person until it has been able to establish to its satisfaction that it has actually received such sum, but if it does so and it proves to be the case that it had not actually received such sum, then the person to whom such sum was so made available shall on request refund the same to the Agent together with an amount sufficient to indemnify the Agent against any cost or loss it may have suffered or incurred by reason of its having paid out such sum prior to its having received such sum.

31.6   PARTIAL PAYMENTS

       If and whenever a payment is made by an Obligor hereunder and the Agent receives an amount less than the due amount of such payment the Agent may apply the amount received towards the obligations of that Obligor under this Agreement in the following order:

       31.6.1 FIRST, in or towards payment of any unpaid costs and expenses of the Agent;

       31.6.2 SECONDLY, in or towards payment pro rata of any accrued interest or commitment commission due but unpaid;

       31.6.3 THIRDLY, in or towards payment pro rata of any principal due but unpaid; and

       31.6.4 FOURTHLY, in or towards payment pro rata of any other sum due but unpaid.

31.7   VARIATION OF PARTIAL PAYMENTS

       The order of partial payments set out in Clause 31.6 (Partial Payments) shall override any appropriation made by the Obligor to which the partial payment relates but the order set out in sub-clauses 31.6.2, 31.6.3 and
       31.6.4 of Clause 31.6 (Partial Payments) may be varied if agreed by all the Banks.


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31.8   BUSINESS DAYS

       31.8.1 Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

       31.8.2 During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal at the rate payable on the original due date.


32.    SET-OFF

32.1   CONTRACTUAL SET-OFF

       Each Obligor authorises each Bank, at any time any sum is due and payable hereunder and remains unpaid, to apply any credit balance to which such Obligor is entitled on any account of such Obligor with such Bank in satisfaction of any sum due and payable from such Obligor to such Bank under the Finance Documents but unpaid. For this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

32.2   SET-OFF NOT MANDATORY

       No Bank shall be obliged to exercise any right given to it by Clause 32.1 (Contractual Set-off).


33.    SHARING

33.1   PAYMENTS TO BANKS

       If a Bank (a "RECOVERING BANK") applies any receipt or recovery from an Obligor to a payment due under this Agreement and such amount is received or recovered other than in accordance with Clause 31 (Payments), then such Recovering Bank shall:

       33.1.1  notify the Agent of such receipt or recovery;

       33.1.2 at the request of the Agent, promptly pay to the Agent an amount (the "SHARING PAYMENT") equal to such receipt or recovery less any amount which the Agent determines may be retained by such Recovering Bank as its share of any payment to be made in accordance with Clause 31.6 (Partial Payments).

33.2   REDISTRIBUTION OF PAYMENTS

       The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Bank) in accordance with Clause 31.6 (Partial Payments).

33.3   RECOVERING BANK'S RIGHTS

       The Recovering Bank will be subrogated into the rights of the parties which have shared in a redistribution pursuant to Clause 33.2 (Redistribution of Payments) in respect of the Sharing Payment (and the relevant Obligor shall be liable to the Recovering Bank in an amount equal to the Sharing Payment).

33.4   REPAYABLE RECOVERIES

       If any part of the Sharing Payment received or recovered by a Recovering Bank becomes repayable and is repaid by such Recovering Bank, then:


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       33.4.1  each party which has received a share of such Sharing Payment pursuant to Clause 33.2 (Redistribution of Payments) shall, upon request of the Agent, pay to the Agent for account of such Recovering Bank an amount equal to its share of such Sharing Payment; and

       33.4.2 such Recovering Bank's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing party for the amount so reimbursed.

33.5   EXCEPTION

       This Clause 33 shall not apply if the Recovering Bank would not, after making any payment pursuant hereto, have a valid and enforceable claim against the relevant Obligor.

33.6   RECOVERIES THROUGH LEGAL PROCEEDINGS

       If any Bank intends to commence any action in any court it shall give prior notice to the Agent and the other Banks. If any Bank shall commence any action in any court to enforce its rights hereunder and, as a result thereof or in connection therewith, receives any amount, then such Bank shall not be required to share any portion of such amount with any Bank which has the legal right to, but does not, join in such action or commence and diligently prosecute a separate action to enforce its rights in another court.

33.7   SECURED HEDGING AGREEMENTS

       The Parent shall provide the Agent with, as soon as is reasonably practicable after the same are entered into, copies of the Secured Hedging Agreements entered into by either it or any member of the UK Group pursuant to Clause 23.38 (Hedging). The Parent and each Hedge Counterparty shall ensure that each Secured Hedging Agreement to which
       (a) (in the case of the Parent) it or any other member of the UK Group is a party or (b) (in the case of a Hedge Counterparty) it is a party:

       33.7.1 provides for "two-way payments" in the event of a termination of a hedging transaction entered into pursuant to a Secured Hedging Agreement whether upon a termination event or an event of default (each as defined in the Secured Hedging Agreement), meaning that the defaulting party under that Secured Hedging Agreement will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions effected under the Hedging Agreement is in its favour; and

       33.7.2 includes as an event of default (as defined in the Secured Hedging Agreement) an Event of Default.

33.8   TERMINATION OF SECURED HEDGING AGREEMENTS

       Each Hedge Counterparty shall:

       33.8.1 if (a) any hedging transaction under any Secured Hedging Agreement to which it is party is terminated, (b) a settlement amount or other amount falls due from it to any member of the UK Group under such a Secured Hedging Agreement and (c) the Security has become, and remains at the proposed date of payment enforceable, pay such settlement amount to the Security Trustee; and


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       33.8.2  unless the Agent otherwise instructs it, exercise any rights it may have to terminate the hedging transactions under the Secured Hedging Agreements to which it is party as soon as is reasonably practicable after the date on which the Agent declares all or any part of the Advances to be immediately due and payable in accordance with either Clause 24.18 (Acceleration and Cancellation) or Clause 24.19 (Advances Due on Demand).

33.9   RIGHTS OF HEDGE COUNTERPARTIES

       Whilst any Obligor has any actual or contingent liabilities under the Finance Documents, except with the prior consent of the Agent (acting on the instructions of an Instructing Group), no Hedge Counterparty will:

       33.9.1 demand or receive payment, prepayment (other than a prepayment arising due to the prepayment of an Advance permitted by this Agreement), repayment, or any distribution in respect of or on account of any of the Hedging Liabilities in cash or in kind or apply any money or property in or towards the discharge of any Hedging Liabilities except for:

               (a) scheduled payments arising under the terms of the Secured Hedging Agreements; and

               (b) the proceeds of enforcement of the Security Documents received and applied in the order permitted by the Security Trust Agreement;

       33.9.2 exercise any right it might otherwise have pursuant to any Secured Hedging Agreement to terminate any hedging transactions under such Secured Hedging Agreement or to refuse to make any payment due from it under such hedging transactions until the Agent declares all or any part of the Advances to be immediately due and payable in accordance with either Clause 24.18 (Acceleration and Cancellation) or Clause 24.19 (Advances Due on Demand);

       33.9.3 discharge all or any part of the Hedging Liabilities by set-off, any right of combination of accounts or otherwise except if and to the extent that those Hedging Liabilities are permitted to be paid under sub-clause 33.9.1(a); or

       33.9.4 take, accept or receive the benefit of any Encumbrance or guarantee in respect of the Hedging Liabilities other than under
               (a) the Finance Documents or (b) any other Encumbrance or guarantee granted for the full benefit of the Finance Parties.

33.10  AMENDMENT OF SECURED HEDGING AGREEMENTS

       Except with the prior written consent of the Agent (acting on the instructions of an Instructing Group), neither a member of the UK Group nor a Hedge Counterparty will amend, vary, supplement or allow to be superseded any provision of the Secured Hedging Agreements which would result in:

       33.10.1 any provision in the Secured Hedging Agreements being amended unless the Hedge Counterparty concerned, acting reasonably and in good faith, certifies to the Agent that it considers such amendment does not impose restrictions or


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               obligations or conditions on any member of the UK Group which are more onerous than those originally provided for in the Secured Hedging Agreements;

       33.10.2 any payment under the Secured Hedging Agreements being required to be made by a member of the UK Group earlier than the date originally provided for in the Secured Hedging Agreements (except where that payment is made as a result of the prepayment of an Advance permitted by this Agreement); or

       33.10.3 any member of the UK Group becoming liable to make an additional payment (or increase an existing payment) under any of the Secured Hedging Agreements, where such liability does not arise from the original provisions of the Secured Hedging Agreements.


34.    THE AGENT, THE ARRANGERS AND THE BANKS

34.1   APPOINTMENT OF THE AGENT

       Each of the Arrangers and the Banks hereby appoints the Agent to act as its agent in connection herewith and authorises the Agent to exercise such rights, powers, authorities and discretions as are specifically delegated to the Agent by the terms hereof together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

34.2   AGENT'S DISCRETIONS

       The Agent may:

       34.2.1 assume, unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto, that
               (a) any representation made or deemed to be made by the Parent, the CWC Parent, NTL CC or an Obligor in connection with the Finance Documents is true, (b) no Event of Default or Potential Event of Default has occurred, (c) neither the Parent, the CWC Parent, NTL CC nor any Obligor is in breach of or default under its obligations under the Finance Documents and (d) any right, power, authority or discretion vested herein upon an Instructing Group, the Banks or any other person or group of persons has not been exercised;

       34.2.2 assume that (a) the Facility Office of each Bank is that notified to it by such Bank in writing and (b) the information provided by each Bank pursuant to Clause 41 (Notices), Clause 34.15 (Banks' Mandatory Cost Details) and Schedule 12 (Mandatory Costs) is true and correct in all respect until it has received from such Bank notice of a change to the Facility Office or any such information and act upon any such notice until the same is superseded by a further notice;

       34.2.3 engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

       34.2.4 rely as to any matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate signed by or on behalf of such Obligor;


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       34.2.5  rely upon any communication or document believed by it to be genuine;

       34.2.6 refrain from exercising any right, power or discretion vested in it as agent hereunder unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

       34.2.7 refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with the Finance Documents until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions; and

       34.2.8 assume (unless it has specific notice to the contrary) that any notice or request made by the Relevant Obligor is made on behalf of all the Obligors.

34.3   AGENT'S OBLIGATIONS

       The Agent shall:

       34.3.1 promptly inform each Bank of the contents of any written notice or document received by it in its capacity as Agent from the Parent, the CWC Parent, NTL CC or an Obligor under the Finance Documents;

       34.3.2 promptly notify each Bank of the occurrence of any Event of Default or any default by an Obligor in the due performance of or compliance with its obligations under the Finance Documents of which the Agent has notice from any other party hereto;

       34.3.3 promptly notify each Bank of the occurrence of an Event of Default under Clause 24.1 (Failure to Pay);

       34.3.4 promptly notify each Bank of all or any part of the Advances being declared to be immediately due and payable in accordance with either Clause 24.18 (Acceleration and Cancellation) or Clause 24.19 (Advances Due on Demand);

       34.3.5 save as otherwise provided herein, act as agent hereunder in accordance with any instructions given to it by an Instructing Group (or if specifically provided for in the Finance Documents, Term Instructing Group or Revolving Instructing Group as the case may be), which instructions shall be binding on the Arrangers and the Banks;

       34.3.6 if so instructed by an Instructing Group (or if specifically provided for in the Finance Documents, Term Instructing Group or Revolving Instructing Group as the case may be), refrain from exercising any right, power or discretion vested in it as agent hereunder; and

       34.3.7 unless it has a Bank's consent, refrain from acting on behalf of that Bank in any legal or arbitration proceedings relating to any Finance Document.


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       The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

34.4   EXCLUDED OBLIGATIONS

       Notwithstanding anything to the contrary expressed or implied herein, neither the Agent nor an Arranger shall:

       34.4.1 be bound to enquire as to (a) whether or not any representation made or deemed to be made by the Parent, the CWC Parent, NTL CC or an Obligor in connection with the Finance Documents is true,
               (b) the occurrence or otherwise of any Event of Default or Potential Event of Default, (c) the performance by either the Parent, the CWC Parent, NTL CC or an Obligor of its obligations under the Finance Documents or (d) any breach of or default by either the Parent, the CWC Parent, NTL CC or an Obligor of or under its obligations under the Finance Documents;

       34.4.2 be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

       34.4.3 be bound to disclose to any other person any information relating to any member of the Group if (a) such information is confidential or (b) such disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of fiduciary duty;

       34.4.4 be under any obligations other than those for which express provision is made herein; or

       34.4.5  be or be deemed to be a fiduciary for any other party hereto.

34.5   DELEGATION

       The Agent may delegate, transfer or assign to any of its holding companies, subsidiaries or subsidiaries of any of its holding companies all or any of the rights, powers, authorities and discretions vested in it under the Finance Documents and the performance of its duties in accordance therewith, and such delegation, transfer or assignment may be made upon such terms and subject to such conditions (including the power to sub-delegate) and subject to such regulations as the Agent may think fit (and the term "Agent" as used in this Agreement shall include any such delegate).

34.6   INDEMNIFICATION

       Each Bank shall, in its Proportion, from time to time on demand by the Agent, indemnify the Agent against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which the Agent may incur, otherwise than by reason of its own gross negligence or wilful misconduct, in acting in its capacity as agent under the Finance Documents (other than any which have been reimbursed by the Borrowers pursuant to Clause 29.1 (Borrowers' Indemnity)).

34.7   EXCLUSION OF LIABILITIES

       Each Revolving Bank confirms that it has read the Notice to Recipients in the Information Memorandum, that it has complied with the Recipients' Obligations (as set out in the Notice to Recipients) and, accordingly, that it enters into this Agreement on the


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       basis of the Notice to Recipients. In particular, each of the Banks accepts that it is entering into this Agreement in reliance only on the representations of the Parent, the CWC Parent, NTL CC and the Obligors in this Agreement and on its own investigations, that it has not relied on the Arrangers and that, except as set out below, it neither has nor will have any claims against the Arrangers arising from or in connection with this Agreement. Similarly, each of the Revolving Banks accepts that the Notice to Recipients in the Information Memorandum is applicable also to the Agent as if the Agent had been named in addition to the Arrangers in the Important Notice.

       Except in the case of gross negligence or wilful default, neither the Agent nor any Arranger accepts any responsibility to any of the Banks:

       34.7.1 for the adequacy, accuracy and/or completeness of the Information Memorandum or any other information supplied by the Agent or the Arrangers, by the Parent, the CWC Parent, NTL CC or an Obligor or by any other person in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

       34.7.2 for the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; or

       34.7.3 for the exercise of, or the failure to exercise, any judgement, discretion or power given to any of them by or in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

       Accordingly, neither the Agent nor an Arranger shall be under any liability (whether in negligence or otherwise) in respect of such matters, save in the case of gross negligence or wilful misconduct.

34.8   NO ACTIONS

       Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Agent or the Arrangers any claim it might have against any of them in respect of the matters referred to in Clause 34.7 (Exclusion of Liabilities). Any third party referred to in this Clause 34.8 may enjoy the benefit of, or enforce the terms of, this Clause 34.8 in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

34.9   BUSINESS WITH THE GROUP

       The Agent and the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group whether or not it may or does lead to a conflict with the interests of any of the Banks. Similarly, the Agent or the Arrangers may undertake business with or for others even though it may lead to a conflict with the interests of any of the Banks.


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34.10  RESIGNATION

       The Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior notice to that effect to each of the other parties hereto, PROVIDED THAT no such resignation shall be effective until a successor for the Agent is appointed in accordance with the succeeding provisions of this Clause 34.

34.11  REMOVAL OF AGENT

       An Instructing Group may, after consultation with the Relevant Obligor, remove the Agent from its role as agent under the Finance Documents by giving notice to that effect to each of the other parties hereto. Such removal shall take effect only when a successor to the Agent is appointed in accordance with the terms of the Finance Documents.

34.12  SUCCESSOR AGENT

       If the Agent gives notice of its resignation pursuant to Clause 34.10 (Resignation) or it is removed pursuant to Clause 34.11 (Removal of Agent), then any reputable and experienced bank or other financial institution may, with the prior consent of the Relevant Obligor be appointed as a successor to the Agent by an Instructing Group during the period of such notice but, if no such successor is so appointed, the Agent may appoint such a successor itself.

34.13  RIGHTS AND OBLIGATIONS

       If a successor to the Agent is appointed under the provisions of Clause
       34.12 (Successor Agent), then (a) the retiring or departing Agent shall be discharged from any further obligation under the Finance Documents but shall remain entitled to the benefit of the provisions of this Clause 34 and (b) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

34.14  OWN RESPONSIBILITY

       It is understood and agreed by each Bank that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including, but not limited to:

       34.14.1 the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

       34.14.2 the legality, validity, effectiveness, adequacy and enforceability of the Finance Documents and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

       34.14.3 whether such Bank has recourse, and the nature and extent of that recourse, against an Obligor or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions therein contemplated or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; and


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       34.14.4 the adequacy, accuracy and/or completeness of the Information
               Memorandum and any other information provided by the Agent or the Arrangers, the Parent, the CWC Parent, NTL CC or an Obligor or by any other person in connection with the Finance Documents, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

       Accordingly, each Bank acknowledges to the Agent and the Arrangers that it has not relied on and will not hereafter rely on the Agent and the Arrangers or any of them in respect of any of these matters.

34.15  BANKS' MANDATORY COST DETAILS

       Each Bank will supply the Agent with such information and in such detail as the Agent may require in order to calculate the Mandatory Cost Rate in accordance with Schedule 12 (Mandatory Costs).

34.16  RECEIPT OF INFORMATION BY THE AGENT

       Any information or document received by the Agent shall only be treated as having been received by the Agent if the same has been delivered to the Agent's agency department in accordance with Clause 41 (Notices). Accordingly, any information or documents received by the Agent other than by its agency department in accordance with Clause 41 (Notices) is not by reason of that receipt to be treated as having been received by the Agent unless and until the Agent's agency department has received actual notice of the same in accordance with such Clause. Save as expressly set out in this Agreement and, unless the Agent's agency department shall have received information or documents in accordance with Clause 41 (Notices) the Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information or documents, that are communicated to or obtained by the Agent.


35.    ASSIGNMENTS AND TRANSFERS

35.1   BINDING AGREEMENT

       The Finance Documents shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and Transferees.

35.2   NO ASSIGNMENTS AND TRANSFERS BY NTL

       Neither the Parent, the CWC Parent, NTL CC nor any Obligor shall be entitled to assign or transfer all or any of its rights, benefits and obligations under the Finance Documents, other than as permitted pursuant to the terms of this Agreement PROVIDED THAT the Pre-Novation Borrower may novate its rights and obligations under the Finance Documents to the Post-Novation Borrower pursuant to the implementation of the Pushdown.

35.3   ASSIGNMENT AND TRANSFERS BY BANKS

       35.3.1 Any Bank may, at any time, assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 35.5 (Transfers by Banks) all or any of its rights, benefits and obligations hereunder to, or enter into any form of sub-participation agreement with, a bank or financial institution.


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       35.3.2  The prior written consent of the Relevant Obligor (which shall be deemed to be given on its own behalf and on behalf of the other Obligors) is required for an assignment or transfer by a Bank unless the assignment or transfer is to:

               (a)  another Bank; or

               (b) any subsidiary or holding company (or to any subsidiary of any holding company) of the transferring Bank.

       35.3.3 The Relevant Obligor's consent must not be (a) unreasonably delayed or withheld or (b) withheld solely because the assignment or transfer may result in an increase to the Mandatory Cost Rate.

35.4   ASSIGNMENTS BY BANKS

       If any Bank assigns all or any of its rights and benefits under the Finance Documents in accordance with Clause 35.3 (Assignments and Transfers by Banks), then, unless and until the assignee has delivered a notice to the Agent confirming in favour of the Agent, the Arrangers and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party hereto as a Bank (whereupon such assignee shall become a party hereto as a "BANK"), the Agent, the Arrangers and the other Banks shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

35.5   TRANSFERS BY BANKS

       If any Bank wishes to transfer all or any of its rights, benefits and/or obligations under the Finance Documents as contemplated in Clause 35.3 (Assignments and Transfers by Banks), then such transfer may be effected by the delivery to the Agent of a duly completed Transfer Certificate executed by such Bank and the relevant Transferee in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth Business Day after (or such earlier Business Day endorsed by the Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Agent:

       35.5.1 to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer by novation its rights, benefits and obligations under the Finance Documents, the Parent, the CWC Parent, NTL CC and each of the Obligors and such Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (such rights and obligations being referred to in this Clause 35.5 as "DISCHARGED RIGHTS AND OBLIGATIONS");

       35.5.2 the Parent, the CWC Parent, NTL CC and each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as the Parent, the CWC Parent, NTL CC, the Obligors and such Transferee have assumed and/or acquired the same in place of the Parent, the CWC Parent, NTL CC the Obligors and such Bank;

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       35.5.3  the Agent, the Arrangers, such Transferee and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer and to that extent the Agent, the Arrangers and the relevant Bank shall each be released from further obligations to each other under the Finance Documents; and

       35.5.4  such Transferee shall become a party hereto as a "BANK".

35.6   NO INCREASED OBLIGATIONS

       If:

       35.6.1 a Bank assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

       35.6.2 as a result of circumstances existing at the date of the assignment, transfer or change of Facility Office, an Obligor would be obliged to make a payment to the assignee, Transferee or the Bank acting through its new Facility Office under Clause 15.1 (Tax Gross-up), Clause 15.2 (Tax Indemnity) or Clause 17 (Increased Costs),

       then the assignee, Transferee or the Bank acting through its new Facility Office shall only be entitled to receive payment under those Clauses to the same extent as the assignor, transferor or the Bank acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

35.7   ASSIGNMENT AND TRANSFER FEES

       On the date upon which an assignment takes effect pursuant to Clause 35.4 (Assignments by Banks) or a transfer takes effect pursuant to Clause 35.5 (Transfers by Banks), in each case where such an assignment or transfer takes effect after the Syndication Date, the relevant assignee or Transferee shall pay to the Agent for its own account a fee of Pound Sterling1,000.

35.8   DISCLOSURE OF INFORMATION

       Any Bank may disclose to any person:

       35.8.1 to (or through) whom such Bank assigns or transfers (or may potentially assign or transfer) all or any of its rights, benefits and obligations under the Finance Documents;

       35.8.2 with (or through) whom such Bank enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, the Finance Documents or any Obligor;

       35.8.3 to whom information may be required to be disclosed by any applicable law; or

       35.8.4 any of its subsidiaries or any holding company (or any subsidiary of a holding company),


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       such information about the Parent, the CWC Parent, NTL CC, any Obligor or the Group and the Finance Documents as such Bank shall consider appropriate PROVIDED THAT, in relation to sub-clauses 35.8.1 and 35.8.2, the person to whom such information is to be given has entered into a Confidentiality Undertaking. Any Bank which discloses any such information to any of the persons referred to in sub-clause 35.8.4 shall procure that those persons keep the information they receive confidential (save for disclosures they are required to make by any applicable law).

35.9   NOTIFICATION

       The Agent shall within fourteen days of receiving a Transfer Certificate or a notice relating to an assignment pursuant to Clause 35.4 (Assignments by Banks) notify the Relevant Obligor (on its own behalf and on behalf of the other Obligors) of any assignment or transfer completed pursuant to this Clause 35.

35.10  MORGAN STANLEY COMMITMENT

       References to the Revolving Commitment of Morgan Stanley Dean Witter Bank Limited in relation to the Revolving Facility shall be construed as references to the aggregate Revolving Commitment in relation to the Revolving Facility of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc., in such proportions as Morgan Stanley Dean Witter Bank Limited notifies to the Agent from time to time and Morgan Stanley Senior Funding, Inc. is a party to this Agreement to give effect to such Revolving Commitment (as so notified).


36.    ECONOMIC AND MONETARY UNION

36.1   ECONOMIC AND MONETARY UNION

       If the United Kingdom becomes a Participating Member State and as a result the Bank of England recognises more than one currency or currency unit as the lawful currency of the United Kingdom:

       36.1.1 (unless prohibited by law) the Agent may designate (after consultation with the Relevant Obligor) which currency or currency unit the obligations arising under the Finance Documents are to be denominated or payable in;

       36.1.2 (unless prohibited by law) any translation from currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for conversion, rounded up or down by the Agent (acting reasonably); and

       36.1.3 the Finance Documents shall be subject to such reasonable changes of construction as the Agent may specify from time to time to be appropriate to reflect the adoption of the euro in the United Kingdom and any relevant market conventions or practices relating to the euro.

       36.1.4 any amount payable by the Agent to the Banks under the Finance Document shall be paid in the euro unit.

36.2   INCREASED COSTS

       The Relevant Obligor shall, from time to time on demand of the Agent, pay to the Agent for the account of such Bank the amount of any cost or increased cost incurred by, or of


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       any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, a Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the euro in the United Kingdom, other than any such cost or reduction or amount foregone reflected in the Mandatory Cost Rate.


37.    ADDITIONAL BORROWERS

37.1   REQUEST FOR ADDITIONAL BORROWER

       The Relevant Obligor may request that any member of the Target Group or any member of the UK Group become an Additional Borrower under the Revolving Facility by delivering to the Agent a Borrower Accession Memorandum duly executed by the Relevant Obligor and such member of the Target Group or, as the case may be, the UK Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) Schedule 10 (Additional Conditions Precedent) in relation to such member of the Target Group or, as the case may be, the UK Group.

37.2   BORROWER CONDITIONS PRECEDENT

       A company, in respect of which the Relevant Obligor has delivered a Borrower Accession Memorandum to the Agent, shall become an Additional Borrower under the Revolving Facility and assume all the rights, benefits and obligations of a Borrower as if it had originally been a Borrower under the Revolving Facility on the date on which the Agent notifies the Relevant Obligor that the Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in Part A (Accession Conditions Precedent) of Schedule 10 (Additional Conditions Precedent) in relation to such member of the Target Group or, as the case may be, the UK Group, unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such member of the Target Group or, as the case may be, the UK Group becoming an Additional Borrower.

37.3   RESIGNATION OF A BORROWER

       If at any time a Borrower (other than, prior to the Pushdown Date, the Pre-Novation Borrower and, at any time thereafter, the Post-Novation Borrower for so long as it has the rights and obligations of the Pre-Novation Borrower (which were novated to it)) is under no actual or contingent obligation under or pursuant to any Finance Document, the Relevant Obligor may request that such Borrower shall cease to be a Borrower by delivering to the Agent a Resignation Notice. Such Resignation Notice shall be accepted by the Agent on the date on which it notifies the Relevant Obligor that it is satisfied that such Borrower is under no actual or contingent obligation under or pursuant to any Finance Document and such Borrower shall immediately cease to be a Borrower and shall have no further rights, benefits or obligations hereunder save for those which arose prior to such date.


38.    ACCESSION OF GUARANTORS AND THE CWC PARENT

38.1   REQUEST FOR GUARANTOR

       The Relevant Obligor may request that any member of the UK Group or, prior to the Pushdown Date, the Target Group become a Guarantor by delivering to the Agent a Guarantor Accession Memorandum duly executed by the Relevant Obligor and such


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       member of the UK Group or, as the case may be, the Target Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) of Schedule 10 (Additional Conditions Precedent) in relation to such subsidiary.

38.2   GUARANTOR CONDITIONS PRECEDENT

       A company, in respect of which the Relevant Obligor has delivered a Guarantor Accession Memorandum to the Agent, shall became a Guarantor and assume all the rights, benefits and obligations of a Guarantor as if it had been an original party hereto as a Guarantor on the date on which the Agent notifies the Relevant Obligor that it has received, in form and substance satisfactory to it, all the documents and other evidence listed in:

       38.2.1 Part C (CWC Holdings Conditions Precedent) of Schedule 3 (Conditions Precedent), in respect of the accession of CWC Holdings as a Guarantor; or

       38.2.2 Part A (Accession Conditions Precedent) of Schedule 10 (Additional Conditions Precedent), in all other cases.

38.3   RESIGNATION OF A GUARANTOR

       The Relevant Obligor may request that a Guarantor (other than, prior to the Pushdown Date, the CWC Parent and, at any time thereafter, the Parent) ceases to be a Guarantor by delivering to the Agent a Resignation Notice. The Agent shall accept such Resignation Notice and notify the Relevant Obligor of its acceptance (whereupon such Guarantor shall immediately cease to be a Guarantor and shall have no further rights, benefits or obligations hereunder) if:

       38.3.1 the Agent has received evidence, in form and substance satisfactory to it, confirming that after the release of such a Guarantor the requirements of Clause 23.32 (Guarantors) will continue to be satisfied; or

       38.3.2  an Instructing Group has consented to such request,

       unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such cessation.

38.4   ACCESSION OF CWC PARENT

       Upon the Pre-Novation Borrower delivering the CWC Accession Memorandum to the Agent, CWC Holdings shall:

       38.4.1 become a Guarantor in accordance with, and subject to the requirements of, Clause 38.2 (Guarantor Conditions Precedent); and

       38.4.2 become the CWC Parent and assume all the rights, benefits and obligations of the CWC Parent as if it had been an original party hereto as the CWC Parent.

38.5   NTL TRIANGLE ACCESSION

       The Parent may request that all the members of the NTL Triangle Sub-Group become Guarantors by delivering to the Agent Guarantor Accession Memoranda duly executed by the Parent and the members of the NTL Triangle Sub-Group, together with the documents and other evidence listed in Part A (Accession Conditions Precedent) and


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       Part B (Security Documentation) of Schedule 10 (Additional Conditions
       Precedent) in relation to such members of the NTL Triangle Sub-Group.

38.6   NTL TRIANGLE ACCESSION CONDITIONS PRECEDENT

       The members of the NTL Triangle Sub-Group, in respect of which the Parent has delivered Guarantor Accession Memoranda to the Agent, shall became Guarantors and each assume all the rights, benefits and obligations of a Guarantor as if it had been an original party hereto as a Guarantor on the date on which the Agent notifies the Parent that it has received, in form and substance satisfactory to it:

       38.6.1 all the documents and other evidence listed in Part A (Accession Conditions Precedent) and Part B (Security Documentation) of
               Schedule 10 (Additional Conditions Precedent);

       38.6.2 a pro forma business plan (over a period ending no earlier than 31 December in the year of the Term Final Maturity Date), together with the key operating assumptions relating thereto, such a pro forma business plan demonstrating:

               (a) pro forma compliance with the financial covenants set out in Clause 22 (Financial Condition) until the Term Final Maturity Date; and

               (b) that amounts available for drawdown under the Facilities and under other financing sources committed to the UK Group are sufficient to meet the UK Group's projected financing needs until the Term Final Maturity Date; and

       38.6.3 representations from the Parent to the Finance Parties (in the form agreed by the Agent, acting reasonably) in relation to such a business plan.

39.    CALCULATIONS AND EVIDENCE OF DEBT

39.1   BASIS OF ACCRUAL

       Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed.

39.2   QUOTATIONS

       If on any occasion a Reference Bank or Bank fails to supply the Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to the Agent, PROVIDED THAT, in relation to determining LIBOR, this Clause 39.2 shall not apply if only one Reference Bank supplies a quotation.

39.3   EVIDENCE OF DEBT

       Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

39.4   CONTROL ACCOUNTS

       The Agent shall maintain on its books a control account or accounts in which shall be recorded (a) the amount of any Advance or any Unpaid Sum and each Bank's share therein, (b) the amount of all principal, interest and other sums due or to become due


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       from an Obligor and each Bank's share therein and (c) the amount of any sum received or recovered by the Agent hereunder and each Bank's share therein.

39.5   PRIMA FACIE EVIDENCE

       In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to Clause 39.3 (Evidence of Debt) and Clause 39.4 (Control Accounts) shall be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

39.6   CERTIFICATES OF BANKS

       A certificate of a Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 15.1 (Tax Gross-up), (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 15.2 (Tax Indemnity), Clause 17.1 (Increased Costs) or Clause 29.1 (Borrower's Indemnity) or
       (c) the amount of any credit, relief, remission or repayment as is mentioned in Clause 16.3 (Tax Credit Payment), Clause 16.4 (Tax Credit Clawback) or Clause 28.4 (Break Costs) shall, in the absence of manifest error, be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

39.7   AGENT'S CERTIFICATES

       A certificate of the Agent as to the amount at any time due from a Borrower hereunder or the amount which, but for any of the obligations of such Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from such Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of Clause 25 (Guarantee and Indemnity).


40.    REMEDIES AND WAIVERS, PARTIAL INVALIDITY

40.1   REMEDIES AND WAIVERS

       No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

40.2   PARTIAL INVALIDITY

       If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions thereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.


41.    NOTICES

41.1   COMMUNICATIONS IN WRITING

       Each communication to be made under the Finance Documents shall be made in writing and, unless otherwise stated, shall be made by fax or letter.


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41.2   ADDRESSES

       Any communication or document to be made or delivered pursuant to the Finance Documents shall be made or delivered to the address or fax number (and the department or officer, if any, for whose attention the communication is made):

       41.2.1 in the case of the Parent, NTL CC, the Post-Novation Borrower, the Security Trustee, the Second Security Trustee and the Agent, identified in Schedule 19 (Certain Addresses);

       41.2.2 in the case of each Bank, notified in writing to the Agent prior to the date hereof (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or, in the case of a Bank which is an Additional Finance Provider, identified in its Additional Finance Provider Accession Undertaking;

       41.2.3  in the case of the CWC Parent, in the CWC Accession Memorandum;
               and

       41.2.4 in the case of each Additional Obligor, in the relevant Accession Memorandum,

       or to any substitute address, fax number or department or officer as the Parent, the CWC Parent, NTL CC, the Security Trustee, the Second Security Trustee, an Obligor or a Bank may notify to the Agent (or the Agent may notify to the Relevant Obligor (on its own behalf and on behalf of the other Obligors), the Security Trustee, the Second Security Trustee and the Banks, if a change is made by the Agent) by not less than five Business Days' notice. Any communication to be made to an Obligor (other than the Relevant Obligor) by fax shall be made to the fax number identified with the Relevant Obligor's name below (or, in the case of the CWC Parent, in the CWC Accession Memorandum). Any communication or document to be made or delivered to an Obligor (other than the Relevant Obligor) shall be copied to the Relevant Obligor. Any communication or document to be made or delivered to the Parent, the CWC Parent or any Obligor pursuant to the Finance Documents shall be copied to NTL CC (at the address or fax number indicated with its name below).

41.3   DELIVERY

       Any communication or document to be made or delivered by one person to another under or in connection with the Finance Documents shall only be effective:

       41.3.1  if by way of fax, when received in legible form;

       41.3.2 if by way of letter, when left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at such address; and

       41.3.3 if a particular department or officer is specified as part of the address details provided under Clause 41.2 (Addresses), if addressed to that department or officer,

       PROVIDED THAT any communication or document to be made or delivered to the Agent shall be effective only when received by its agency division and then only if the same is expressly marked for the attention of the department or officer specified by the Agent in


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       Schedule 19 (Certain Addresses) (or such other department or officer as the Agent shall from time to time specify for this purpose).

41.4   THE AGENT

       All notices from or to either the Parent, the CWC Parent, NTL CC or an Obligor shall be sent through the Agent.

41.5   ENGLISH LANGUAGE

       Each communication and document made or delivered by one party to another pursuant to the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

41.6   NOTIFICATION OF CHANGES

       Promptly upon receipt of notification of a change of address or fax number pursuant to Clause 41.2 (Addresses) or changing its own address or fax number the Agent shall notify the other parties hereto of such change.

41.7   DEEMED RECEIPT BY THE OBLIGORS

       Any communication or document made or delivered to the Relevant Obligor in accordance with Clause 41.3 (Delivery) shall be deemed to have been made or delivered to each of the Obligors.


42.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


43.    AMENDMENTS

43.1   AMENDMENTS

       Subject to Clauses 43.2 (Amendments Requiring the Consent of a Revolving Instructing Group), 43.3 (Amendments Requiring the Consent of all the Revolving Banks), 43.4 (Amendments Requiring the Consent of a Term Instructing Group), 43.5 (Amendments Requiring the Consent of all the Term Banks) and 43.6 (Amendments Requiring the Consent of all the Banks) if the Agent has the prior consent of an Instructing Group, the Agent, the Relevant Obligor, NTL CC and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements of such Finance Document and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, PROVIDED THAT no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

43.2   AMENDMENTS REQUIRING THE CONSENT OF A REVOLVING INSTRUCTING GROUP

       Subject to Clauses 43.3 (Amendments Requiring the Consent of all the Revolving Banks) and 43.6 (Amendments Requiring the Consent of all the Banks), if the Agent has the prior consent of a Revolving Instructing Group, the Agent, the Relevant Obligor, NTL CC and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or


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       waive, prospectively or retrospectively, any of the requirements of such
       Finance Documents and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, PROVIDED THAT:

       43.2.1 the amendment, consent or waiver relates solely to the Revolving Facility and has no direct prejudicial effect on the Term Facility, including, for the avoidance of doubt, where such amendment, consent or waiver relates to the obligation of the Borrowers to make a prepayment under the Revolving Facility under Clause 13.4.3 (Prepayment of the Term Loan) or Clause 14.7 (Application of Proceeds); and

       43.2.2 no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

43.3   AMENDMENTS REQUIRING THE CONSENT OF ALL THE REVOLVING BANKS

       Subject to Clause 43.6 (Amendments Requiring the Consent of all the Banks), an amendment or waiver which relates to:

       43.3.1 a change in the principal amount or currency of any Revolving Advance, or deferral of any Repayment Date, any Revolving Reduction Date or the Revolving Termination Date;

       43.3.2 a decrease in the Revolving Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Revolving Bank or deferral of the date of payment thereof;

       43.3.3 the conditions set out in sub-clause 3.1.9 of Clause 3.1 (Drawdown Conditions for Revolving Advances) if an Event of Default or Potential Event of Default which relates to a Repeated Representation or Clause 23.23 (Negative Pledge) is continuing;

       43.3.4 an increase in the Revolving Commitment of a Bank (other than pursuant to Clause 35 (Assignments and Transfers));

       43.3.5  the definition of Revolving Instructing Group; or

       43.3.6 any provision which is expressed to be subject to the consent of all the Revolving Banks,

       shall not be made without the prior written consent of all the Revolving Banks.

43.4   AMENDMENTS REQUIRING THE CONSENT OF A TERM INSTRUCTING GROUP

       Subject to Clauses 43.5 (Amendments Requiring the Consent of all the Term Banks) and 43.6 (Amendments Requiring the Consent of all the Banks), if the Agent has the prior consent of a Term Instructing Group, the Agent, the Relevant Obligor, NTL CC and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements, of such Finance Documents and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, PROVIDED THAT:


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       43.4.1  the amendment, consent or waiver relates solely to the Term
               Facility and has no direct prejudicial effect on the Revolving Facility, including where such amendment, consent or waiver relates to:

               (a) a provision of this Agreement or any related definition which imposes a restriction on any member of the Covenant Group or the UK Group by reference to the Term Final Maturity Date, (EXCEPT THAT where such provision or definition uses the Term Final Maturity Date as a limit, the limit shall not be amended or waived so as to fall prior to the Revolving Termination Date, and where such provision or definition uses six months after the Term Final Maturity Date as a limit, the limit shall not be amended or waived so as to fall prior to the date falling one year after the Revolving Termination Date, in each case without the consent of an Instructing Group);

               (b) the obligation of the Post-Novation Borrower to make a prepayment under the Term Facility under Clause 14.7 (Application of Proceeds); or

               (c) the making of any of the representations and warranties pursuant to Clause 20.1.6 (Representations);

       43.4.2 the amendment, consent or waiver relates to receipt of any documents or other evidence under sub-clause 2.5.2 of Clause 2.5 (Initial Conditions Precedent), or any waiver letter granted by the Term Banks in respect thereof; and

       43.4.3 no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

43.5   AMENDMENTS REQUIRING THE CONSENT OF ALL THE TERM BANKS

       Subject to Clause 43.6 (Amendments Requiring the Consent of all the Banks), an amendment or waiver which relates to:

       43.5.1 a change in the principal amount or currency of any Term Advance or deferral of any Term Repayment Date, the last day of any Interest Period or the Term Final Maturity Date;

       43.5.2 a decrease in the Term Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Term Bank or deferral of the date for payment thereof;

       43.5.3 an increase in the Term Commitment of a Bank (other than pursuant to Clause 35 (Assignments and Transfers));

       43.5.4  the definition of Term Instructing Group; or

       43.5.5 any terms of the undertaking to be given by the Security Trustee to the Second Security Trustee pursuant to Clause 9 (Second Security Documents) of the Restatement Amendment Agreement

       43.5.6 any provision which is expressed to be subject to the consent of all the Term Banks,


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       shall not be made without the prior consent of all the Term Banks.

43.6   AMENDMENTS REQUIRING THE CONSENT OF ALL THE BANKS

       An amendment or waiver which relates to:

       43.6.1  Clause 33 (Sharing) or this Clause 43;

       43.6.2 an increase in the Revolving Margin or the Term Margin or the amount of any payment of interest, fees or any other amount payable hereunder to any Finance Party or acceleration of the date of payment thereof;

       43.6.3 the acceleration of any Revolving Reduction Date, Term Repayment Date, the Revolving Termination Date or the Term Final Maturity Date (provided that the Term Final Maturity Date may be accelerated with the consent of a Term Instructing Group to a date no earlier than one year after the Revolving Termination
               Date);

       43.6.4  Clause 25 (Guarantee and Indemnity);

       43.6.5  a release of any of the Security;

       43.6.6 a Security Document, where such an amendment or waiver could affect the nature or scope of the property subject to the Security;

       43.6.7 a change to the Borrowers or Guarantors other than in accordance with Clause 37 (Additional Borrowers) or Clause 38 (Accession of Guarantors and the CWC Parent);

       43.6.8 Clause 2.6 (Banks' Obligations Several), Clause 2.7 (Banks' Rights Several), Clause 37 (Additional Borrowers) or Clause 38 (Accession of Guarantors and the CWC Parent);

       43.6.9 the definition of Instructing Group, Permitted Encumbrance or Potential Event of Default;

       43.6.10 any provision which contemplates the need for the consent or approval of all the Banks;

       43.6.11 Clause 2.8 (Acknowledgement of Second Security);

       43.6.12 a provision of the Security Trust Agreement or the Second Security Trust Agreement;

       43.6.13 a release of any of the Second Security; or

       43.6.14 a Second Security Document, where such an amendment or waiver could affect the nature or scope of the property subject to the Second Security,

       shall not be made without the prior consent of all the Banks.

43.7   EXCEPTIONS

       Notwithstanding any other provisions hereof, the Agent shall not be obliged to agree to any such amendment or waiver if the same would:


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       43.7.1  amend or waive this Clause 43, Clause 27 (Costs and Expenses) or
               Clause 34 (The Agent, the Arrangers and the Banks); or

       43.7.2 otherwise amend or waive any of the Agent's rights hereunder or subject the Agent or the Arrangers to any additional obligations hereunder.


44.    GOVERNING LAW

       This Agreement is governed by English law.

45.    JURISDICTION

45.1   ENGLISH COURTS

       The courts of England have exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity).

45.2   CONVENIENT FORUM

       The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

45.3   NON-EXCLUSIVE JURISDICTION

       This Clause 45 is for the benefit of the Finance Parties only. As a result and notwithstanding Clause 45.1 (English Courts), it does not prevent any Finance Party from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent Proceedings in any number of jurisdictions.

45.4   SERVICE OF PROCESS

       NTL CC agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by service of such documents on NTL Group Limited at NTL House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP (marked for the attention of Robert Mackenzie) or, if different, its registered office.

       If NTL Group Limited ceases to have a place of business in Great Britain or, as the case may be, its appointment ceases to be effective, NTL CC shall immediately appoint another person in England to accept service of process on its behalf in England. If NTL CC fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice to NTL CC. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This Clause 45.4 applies to Proceedings in England and to Proceedings elsewhere.

                                   SCHEDULE 1
                                    THE BANKS

                                     PART A
                                (REVOLVING BANKS)

     REVOLVING BANK                                                 REVOLVING
                                                                    COMMITMENT
                                                                  Pound Sterling
     The Chase Manhattan Bank                                      211,232,242.43
     Morgan Stanley Dean Witter Bank Limited                       135,876,363.65
     Morgan Stanley Senior Funding, Inc.                                        -
     Bank of America, N.A.                                         135,876,363.65
     BNP Paribas                                                   135,876,363.65
     CIBC World Markets plc                                        135,876,363.65
     Citibank, N.A.                                                135,876,363.65
     The Royal Bank of Scotland plc                                135,876,363.65

     Deutsche Bank AG London                                       133,376,363.65

     IntesaBci S.p.A., London Branch                                90,355,878.78
     The Bank of Nova Scotia                                        90,355,878.78
     Bankgesellschaft Berlin AG                                     90,355,878.78
     The Governor and Company of the Bank of Scotland               90,355,878.78
     Bayerische Landesbank Girozentrale acting through its
       London Branch                                                90,355,878.78
     Credit Lyonnais                                                90,355,878.78
     Fortis Bank S.A./N.V.                                          90,355,878.78
     HSBC Bank plc                                                  90,355,878.78
     Westdeutsche Landesbank Girozentrale                           90,355,878.78

     Abbey National Treasury Services plc                           54,616,969.70
     Bayerische Hypo- und Vereinsbank AG, London Branch             54,616,969.70
     Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.           54,616,969.70
             (trading as Rabobank International, London
             Branch)
     Dresdner Bank AG London Branch                                 54,616,969.70

     Lloyds TSB Bank plc                                            45,672,727.28

     The Dai-Ichi Kangyo Bank, Limited                              44,616,969.70

     Fleet National Bank                                            38,172,727.28

     Credit Agricole Indosuez                                       25,000,000.00

     Credit Industriel et Commercial                                25,000,000.00
     The Bank of Tokyo-Mitsubishi, Ltd.                             20,000,000.00
     Barclays Bank PLC                                              20,000,000.00
     IBM United Kingdom Financial Services Limited                  20,000,000.00

     Natexis Banques Populaires (London Branch)                     15,000,000.00
     ABC International Bank Plc                                     15,000,000.00

     The Governor and Company of the Bank of Ireland                10,000,000.00
     N M Rothschild & Sons Ltd                                      10,000,000.00
     The Sumitomo Trust & Banking Co. Ltd                           10,000,000.00
     Singer & Friedlander Limited                                   10,000,000.00

     TOTAL                                                          2,500,000,000

                                     PART B
                                  (TERM BANKS)

TERM BANK                                                                 TERM
                                                                       COMMITMENT
                                                                     Pound Sterling
GE Capital Structured Finance Group Limited                            200,000,000

TOTAL                                                                  200,000,000

                                   SCHEDULE 2
                          FORM OF TRANSFER CERTIFICATE

To: Chase Manhattan International Limited

                              TRANSFER CERTIFICATE

relating to the agreement dated 30 May 2000 (as from time to time amended, varied, novated, supplemented or restated the "CREDIT AGREEMENT") whereby certain credit facilities were made available to a group of borrowers including NTL Investment Holdings Limited by a group of banks on whose behalf Chase Manhattan International Limited acted as agent in connection therewith.

1. Terms defined in the Credit Agreement shall, subject to any contrary indication, have the same meanings herein. The terms Bank, Transferee and Portion Transferred are defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "BANK'S PARTICIPATION IN THE REVOLVING FACILITY", "REVOLVING Advances", "BANK'S PARTICIPATION IN THE TERM FACILITY" and "TERM ADVANCES" accurately summarises its participation in the Credit Agreement and the Term or Interest Period of any existing Advances and (ii) requests the Transferee to accept and procure the transfer by novation to the Transferee of the Portion Transferred (specified in the schedule hereto) of its Revolving Commitment and/or Term Commitment and/or its participation in such Advance(s) by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Credit Agreement.

3. The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 35.5 (Transfers by Banks) of the Credit Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Parent, the CWC Parent, the NTL Holding Group or the Obligors.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Finance Documents will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Finance Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Finance Documents (or any document relating thereto) shall oblige the Bank to (a) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Finance Documents transferred pursuant hereto or (b) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including the non-performance by an Obligor or any other party to the Finance Documents (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (a) or (b) above.

8. This Transfer Certificate and the rights, benefits and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE

9.     Bank:

10.    Transferee:

11.    Transfer Date:

12.    Bank's Participation in the
       Revolving Facility:

       Bank's Revolving Commitment                       Portion Transferred

13.    Revolving Advance(s):      Term and Repayment     Portion Transferred

                                  Date
       Amount of Bank's Participation

14.    Bank's Participation in the Term
       Facility:

       Bank's Term Commitment                            Portion Transferred

15.    Term Advance(s):           Interest Period        Portion Transferred

       Amount of Bank's Participation

       [Transferor Bank]                  [Transferor Bank]

       By:                                By:

       Date:                              Date:


 ----------------------------------------------------------------------------

                      ADMINISTRATIVE DETAILS OF TRANSFEREE

Address:

Contact Name:

Account for Payments:

Telex:

Fax:

Telephone:

-----------------------------------------------------------------------------

NOTE: EACH TRANSFEREE SHOULD, AT THE SAME TIME AS EXECUTING THIS TRANSFER CERTIFICATE, EXECUTE ACCESSION MEMORANDA IN RELATION TO THE SECURITY TRUST AGREEMENT AND THE INTERCREDITOR AGREEMENT.

                                   SCHEDULE 3
                              CONDITIONS PRECEDENT

                                     PART A
                          INITIAL CONDITIONS PRECEDENT

(a)    Corporate Documents

1. In relation to the Parent, the Pre-Novation Borrower, NTL UK, NTL CC and NTL Inc. (each an "ORIGINAL OBLIGOR"):

       (a) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of the constitutional documents of such Original Obligor;

       (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of a board resolution of such Original Obligor approving the execution, delivery and performance of the Finance Documents to which that Original Obligor is a party and the terms and conditions thereof and authorising a named person or persons to sign such Finance Documents and any documents to be delivered by such Original Obligor pursuant thereto;

       (c) a certificate of an Authorised Signatory of such Original Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Original Obligor, the Finance Documents to which that Original Obligor is a party and any documents to be delivered by such Original Obligor pursuant thereto.

2. In relation to the Pre-Novation Borrower, a certificate of an Authorised Signatory of the Pre-Novation Borrower confirming that utilisation of the full amount of the Revolving Facility would not breach any restriction of its borrowing powers.

3. The Group Structure Chart referred to in paragraph (a) of the definition of that term.

(b)    ACCOUNTS AND REPORTS

1.     The Business Plan.

2. Copies of the Original Financial Statements referred to in paragraphs (a) to (c) of the definition of that term, certified true copies by an Authorised Signatory of either the Pre-Novation Borrower (in the case of its and the Target's financial statements) or the Parent (in the case of its financial statements).

(c)    ACQUISITION AND RELATED MATTERS

1. A copy, certified by an Authorised Signatory of the Parent as true, complete and up-to-date, of the Transaction Agreement.

2. A certificate from an Authorised Signatory of the Parent confirming that all the conditions precedent to the completion of the Acquisition in accordance with the Transaction Agreement have been satisfied or waived as permitted thereby save insofar as such conditions precedent relate to or are dependent upon the utilisation of the Revolving Facility.

3. A copy, certified as being a true and complete copy by an Authorised Signatory of the Parent of the resolutions of the shareholders of the Target passed at the Court Meetings.

4. A copy, certified as being a true and complete copy by an Authorised Signatory of Parent, of the resolutions of the shareholders of the Target passed at the EGM.

5.     A certified copy of the order of the Court sanctioning the Scheme under
       Section 425, as registered with the Registrar of Companies.

6. Certified copies of executed stock transfer forms evidencing that NTL Holdings will, upon registration of the transfers effected by such stock transfer forms, hold shares in the issued share capital of CWC Holdings (representing 100 per cent. of the shares in CWC Holdings subject to the call option in favour of NTL Holdings granted pursuant to the Transaction Agreement).

7. A certificate from an Authorised Signatory of the Parent confirming that, immediately following the completion of the Acquisition neither any member of the UK Group nor (to the best of such Authorised Signatory's knowledge and belief) any member of the Target Group shall have (or will have) any Financial Indebtedness outstanding (other than Permitted Indebtedness) and that all Encumbrances (other than Permitted Encumbrances) have been, or will be, discharged.

8. A Certificate of an Authorised Signatory of the Parent confirming that all necessary consents, licences, authorisations and approvals in relation to the Acquisition and the Finance Documents have been obtained, together with copy letters from the ITC, Oftel and the DTI and copies of any consents or other approvals required under the terms of any Licence.

9. A letter from the Parent's insurance broker addressed to the Agent confirming the adequacy of the UK Group's insurance cover.

(d)    SECURITY DOCUMENTS AND RELATED DOCUMENTATION

1. The Pre-Novation Borrower Intra-Group Loan Assignment and the Pre-Novation Borrower Security Over Cash Agreement, duly executed and delivered by the Pre-Novation Borrower.

2.     The NTL UK Revolving Bank Subordination Agreement, duly executed by NTL
       UK.

3.     The NTL Subordination Agreement, duly executed by NTL Inc.

4. The NTL Intra-Group Loan Assignment and the NTL Security Over Cash Agreement, duly executed and delivered by NTL Inc.

5. The Security Trust Agreement duly executed and delivered by the parties thereto.

(e)    LEGAL OPINIONS

1. A legal opinion from Clifford Chance, London, the Agent's English counsel in substantially the form distributed to the Revolving Banks prior to the signing of this Agreement.

2. A legal opinion from Skadden, Arps, Slate, Meagher & Flom LLP, NTL CC's Delaware counsel, in substantially the form distributed to the Revolving Banks prior to the signing of this Agreement.

(f)    MISCELLANEOUS

1.     The fees letters referred to in Clause 26.6 (Agency and Other Fees).

2. Evidence that NTL Group Limited has agreed to act as the agent of NTL Inc. and NTL CC for the service of process in England in respect of:

       (a)     this Agreement (for NTL CC); and

       (b) the NTL Subordination Agreement, the NTL Intra-Group Loan Assignment and the NTL Security Over Cash Agreement (for NTL Inc.).

3. Evidence confirming that, in addition to the amounts specified in the balance sheet in the management accounts for the Group for the period ended 30 April 2000, an amount of no less than Pound
       Sterling2,800,000,000 (or its equivalent) has been or will on the Acquisition Date be invested in the common stock or convertible preferred stock of NTL Holdings by France Telecom S.A.

4.     Evidence that no less than:

       (a) Pound Sterling215,798,000 was available for use by the UK Group as at 25 May 2000; and

       (b) Pound Sterling591,166,950 was available for use by the Pre-Novation Borrower as at 25 May 2000,

       such evidence comprising of certificates from an Authorised Signatory of the Parent or, as the case may be, the Pre-Novation Borrower.

5. Evidence that the Working Capital Facility is in place and all conditions precedent thereunder (save for those that are conditional on the effectiveness of this Agreement) have been satisfied or waived in accordance with their terms.

                                     PART B
                        CWC HOLDINGS CONDITIONS PRECEDENT

(A)    Corporate Documents

1.     In relation to CWC Holdings:

       (a) a copy, certified as at the Execution Date a true and up-to-date copy by an Authorised Signatory of CWC Holdings, of the constitutional documents of CWC Holdings;

       (b) a copy, certified as at the Execution Date a true and up-to-date copy by an Authorised Signatory of CWC Holdings, of a board resolution of CWC Holdings approving the execution, delivery and performance of the Finance Documents to which CWC Holdings is a party and the terms and conditions thereof and authorising a named person or persons to sign such Finance Documents and any documents to be delivered by CWC Holdings pursuant thereto;

       (c) a certificate of an Authorised Signatory of CWC Holdings setting out the names and signatures of the persons authorised to sign, on behalf of CWC Holdings, the Finance Documents to which CWC Holdings is a party and any documents to be delivered by CWC Holdings pursuant thereto.

2. A copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of CWC Holdings, of the constitutional documents of the Target.

3. A certificate of an Authorised Signatory of CWC Holdings confirming that the utilisation of the Revolving Facility would not breach any restriction of its borrowing and/or guaranteeing powers.

(B)    Security Documents and Related Documentation

1. The CWC Holdings Share Charge and the CWC Holdings Intra-Group Loan Assignment, duly executed and delivered by CWC Holdings.

2. A deed of accession to the Security Trust Agreement executed by CWC Holdings, substantially in the form set out in schedule 1 (Form of Obligor Deed of Accession) to the Security Trust Agreement.

3. A letter from the Pre-Novation Borrower to the Agent (attaching supporting advice from the Pre-Novation Borrower's English solicitors) confirming that CWC Holdings is not prohibited by section 151 of the Companies Act 1985 from entering into the Finance Documents and performing its obligations thereunder.

(C)    Legal Opinion

       A legal opinion from Clifford Chance, London, the Agent's English counsel in substantially the form distributed to the Revolving Banks prior to the signing of this Agreement.

                                   SCHEDULE 4

                               NOTICE OF DRAWDOWN

From:   [Borrower]

To:     Chase Manhattan International Limited

Dated:

Dear Sirs,

1. We refer to the agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated, and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Holdings Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions named therein as Banks (the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement shall have the same meaning in this notice.

2.     This notice is irrevocable.

3. We hereby give you notice that, pursuant to the Credit Agreement and on [date of proposed Advance], we wish to borrow a [Revolving]/[Term] Advance of Pound Sterling[ ] upon the terms and subject to the conditions contained therein.

4. We would like this [Revolving]/[Term] Advance to have a [Term]/[first Interest Period] of [ ] months' duration.

5. We confirm that, at the date hereof [no Certain Funds Event of Default is continuing] [(i) no Event of Default or Potential Event of Default is continuing and (ii) the Repeated Representations are true in all material respects] [(i) no Event of Default is continuing and (ii) those of the Repeated Representations, which are not capable of remedy or change if incorrect or misleading in any material respect, are true in all material respects]*.

6. [Pound Sterling[ ] of this Advance will be applied to refinance Existing Target Indebtedness.] [As at the proposed date of drawdown, the Existing Target Indebtedness will have been fully repaid.]**

7. [Pound Sterling[ ] of this Advance will be used to finance either the Cable & Wireless Loan, the South Herts Refinancing Loan, Asset Adjustment Payments or the working capital requirements of the UK Group or the Target Group. We confirm that the amount of such an Advance is equal to or less than the Available Working Capital Amount.]***

8.     The proceeds of this drawdown should be credited to [insert account details].
----------------------

* Use the first option for Revolving Advances to be made during the Certain Funds Period. Use second option for Revolving Advances to be made after the Certain Funds Period (if not Rollover Advances) and for Term Advances. Use third option for Rollover Advances.

**   Delete as appropriate.

*** To be included for working capital Advances to be made prior to the Pushdown Date.

                                Yours faithfully

                          .............................
                              Authorised Signatory
                              for and on behalf of
                            [Insert name of Borrower]

                                   SCHEDULE 5




                              EXISTING ENCUMBRANCES

(A)    TARGET GROUP

-------------------- ------------------ ------------------------------- --------------------------------------------------------
    CHARGOR                DATE                 BENEFICIARY                                  SUMMARY
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (Ealing) Ltd         30.12.91       Citicorp Investment Bank Ltd    Deed of Charge (relating to obligations under a lease,
                                                                        ancillary agreements and guarantee). Charges the
                                                                        "Charges Equipment".
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC Holdings             07.09.95       NatWest Leasing (GB) Ltd        Fixed charge over 16,092,892 shares in CWC (Leeds) and
(Leeds) Ltd                                                             the "Equipment" as defined in the 12 and 7 year leases
                                                                        (unavailable).
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC Holdings             22.03.96       NatWest Specialist Finance Ltd  Fixed charge over 317,520 shares in the Borrower
(East London) Ltd                                                       (presumably CWC (East London).
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (Kent) Ltd           22.03.96       NatWest Specialist Finance Ltd  Debenture.
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (B) Ltd            (i) and (ii)     (i) and (ii) Nationbanks N.A.   (i)    Share charge re. Monies due from BCM (South
                       18.04.95 x 2     (Carolinas) x2                         Herts) Ltd

                                                                        (ii)   Subordination deed (again relating to BCM
                                                                               (South Herts) Ltd)
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (Southampton         30.07.92       NatWest Bank plc                Charge over credit balance (Pound Sterling1,139,199)
and Eastleigh) Ltd
-------------------- ------------------ ------------------------------- --------------------------------------------------------

-------------------- ------------------ ------------------------------- --------------------------------------------------------
    CHARGOR                DATE                 BENEFICIARY                                  SUMMARY
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (South East)     (ii)   06.05.97    (i)     NatWest Specialist      (i)     Collateral accounts security assignment.
Ltd                                             Finance

                     (iii)  25.08.98    (ii)    NatWest Leasing(GB)     (ii)    Deed of sale, assignment and amendment
                                                                                releases dated 22/3/96 (fiche not
                                                                                available).

                     (iv)   06.10.99    (iii)   Canadian Imperial Bank  (iii)   Deposit agreement and charge.
                                                of Commerce

                     (v)    06.10.99    (iv)    Canadian Imperial Bank  (iv)    Deposit agreement and charge.
                                                of Commerce

                     (vi)   06.10.99    (v)     NatWest Lessors Ltd     (v)     Deed of assignment, amendment and security
                                                                                unwind re agreements dated 22/3/96.
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC Corporation             16.08.93            Barclays Bank plc        Legal charge over 11-29 Belmont Hill, Lewisham
Ltd                                                                      (279230 and SGL 1037).  Secures only liabilities
                                                                         relating to bank account 24923057 with the Ocean
                                                                         Village, Southampton branch.
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CWC (Leeds) Ltd      (iii)  07.09.95    (i)     NatWest Leasing (GB)    (i)     Debenture.  Secures all obligations.  Charges
                                                Ltd                             all real property with market value of Pound
                                                                                Sterling1m+, goodwill, bad debts, IP etc.

                     (vii)  26.09.96    (ii)    NatWest Leasing (GB)    (ii)    Conformatory deed of assignment.
                                                Ltd

                     (viii) 06.05.97    (iii)   NatWest Leasing (GB)    (iii)   Collateral accounts security assignment.
                                                Ltd

                     (ix)   06.10.99    (iv)    NatWest Lessors         (iv)    Deed of assignment, amendment and security
                                                                                unwind relating to leases dated 7/9/95.
                                                                                Secures all liabilities under the "Operative
                                                                                Documents" (all dated 07.09.95)

                                                                        -  12 year lease

-------------------- ------------------ ------------------------------- --------------------------------------------------------
    CHARGOR                DATE                 BENEFICIARY                                  SUMMARY
-------------------- ------------------ ------------------------------- --------------------------------------------------------

                                                                        -   17 year lease

                                                                        -   Agreement to acquire

                                                                        -   Construction agreement

                                                                        -   Collateral accounts agreement

                                                                        -   Lease security agreement

                                                                        -   Guarantee from CWC Holdings (Leeds)

                                                                        -   10m Guarantee

                                                                        -   Priority agreement (06.05.97)

                                                                        -   Collateral accounts security assignment
-------------------- ------------------ ------------------------------- --------------------------------------------------------

(B) UK GROUP

-----------------------     ------------------ ------------------------------- ---------------------------------------------------
    CHARGOR                       DATE                 BENEFICIARY                                  SUMMARY
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
NTL Technologies            (iv)   30.09.95    (i)     Barclays Bank Plc       (i)     Guarantee and debenture.
Limited                     (x)    15.1.96     (ii)    Barclays Bank Plc       (ii)    Deed of assignment of life policies.
                            (xi)   3.11.97     (iii)   Barclays Bank Plc       (iii)   Debenture.
                            (xii)  23.11.98    (iv)    Barclays Bank Plc       (iv)    Charge on cash collateral account.
                            (xiii) 23.11.98    (v)     Barclays Bank Plc       (v)     Charge over shares and securities.
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
NTL Kirklees                (v)    31.01.97    (i)     National Westminster    (i)     Charge over credit balance.
                                                       Plc
                            (xiv)  06.09.97    (ii)    National Westminster    (ii)    Charges over credit balances.
                                                       Plc
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
NTL South Wales Limited     (vi)   31.01.97    (i)     National Westminster    (i)     Charge over credit balances.
                                                       Bank Plc
                            (xv)   04.06.97    (ii)    National Westminster    (ii)    Charges over credit balances.
                                                       Bank Plc
                            (xvi)  06.08.97    (iii)   National Westminster    (iii)   Charge over credit balances.
                                                       Bank Plc
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
Cable Tel Surrey            06.08.97           National Westminster Bank Plc   Charge over credit balances.
& Hampshire Limited
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
Cable Tel Herts.            06.08.97           National Westminster Bank Plc   Charge over credit balances.
& Beds Limited
-----------------------     ------------------ ------------------------------- ---------------------------------------------------
NTL South Central           14.12.93           Uberior Nominees (Gulliver      Deed of deposit.
Limited                                        D.P.U.T.) Limited
-----------------------     ------------------ ------------------------------- ---------------------------------------------------

-------------------- ------------------ ------------------------------- --------------------------------------------------------
    CHARGOR                DATE                 BENEFICIARY                                  SUMMARY
-------------------- ------------------ ------------------------------- --------------------------------------------------------
National Trans-      (vii)  10.06.96    (i)  Chase Manhattan Bank N.A.  (i)     Mortgage or charge executed outside the United
communications                                                                  Kingdom and comprising property situated
Limited                                                                         outside the United Kingdom.

                     (xvii) 17.10.97    (ii) Chase Manhattan            (ii)    Debenture.
                                             International Limited
-------------------- ------------------ ------------------------------- --------------------------------------------------------
CableTel (Northern   (viii) 06.08.97    (i)  National Westminster Bank  (i)    Charge over deposit.
Ireland) Limited                             PLC

                     (ix)   17.10.97    (ii) Chase Manhattan            (ii)    Debenture.
                                             International Limited
-------------------- ------------------ ------------------------------- --------------------------------------------------------

                                   SCHEDULE 6
                         FORM OF COMPLIANCE CERTIFICATE

To:     Chase Manhattan International Limited

Date:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated, and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Holdings Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions defined therein as Banks (the "CREDIT AGREEMENT").

2.     Terms defined in the Credit Agreement shall bear the same meaning herein.

3.     We confirm that:

       (a) [The ratio of the Target Group Net Senior Debt on [Quarter Date] to the Annualised EBITDA of the Target Group for the Relevant Period ended on [Quarter Date] was [ ]:1.]

       (b) [The ratio of the EBITDA of the Target Group for the Relevant Period ended on [Quarter Date] to the Target Group Net Senior Finance Charges for that Relevant Period was [ ]:1.]

       (c) The ratio of the UK Group Net Senior Debt on [Quarter Date] to the Annualised EBITDA of the UK Group for the period ended on [Quarter Date] was [ ]:1.

       (d) The ratio of the EBITDA of the UK Group for the Relevant Period ended on [Quarter Date] to the UK Group Net Senior Finance Charges for that Relevant Period was [ ]:1.

       (e) [The ratio of the EBITDA of the UK Group for the Relevant Period ended on [Quarter Date] to the Total Net Finance Charges for that Relevant Period was [ ]:1.]

       (f) [The ratio of the Total Net Debt on [Quarter Date] to the Annualised EBITDA of the UK Group for the Relevant Period ended on [Quarter Date] was [ ]:1.

       The calculations of the above ratios are set out in the Schedule to this Compliance Certificate.

4. On the basis of above, we confirm that the Revolving Margin in relation to any Revolving Advance made after your receipt of this Compliance Certificate will be [ ] per cent. per annum.



5.     We also confirm that:

       (a) The aggregate EBITDA of the Guarantors for the 12 month period ending on [Quarter Date] equalled or exceeded [90/95] per cent. of the consolidated EBITDA of the [UK Group / Target Group] for such 12 month period. [The aggregate EBITDA of the Guarantors for the [ ] month period ending on [Quarter Date] was in compliance with Clause 23.32.3]

       (b)     The amount of Available Excess Cash Flow as at [   ] was [   ].



Signed



.....................................       ....................................
Director                                   Director
of                                         of
[Cable & Wireless Communications           [Cable & Wireless Communications
(Holdings) plc/NTL Communications          (Holdings) plc/NTL Communications
Limited]                                   Limited]




                                  THE SCHEDULE

                       COMPLIANCE CERTIFICATE CALCULATIONS



(A)    Ratio of Target Group Net Senior Debt to Target Group Annualised EBITDA:

1.     Target Group Net Senior Debt:

       Outstandings under the Facility:                   ___________________

       Other relevant Indebtedness for Borrowed Money:    ___________________

       Minus

       Intercompany Loans:                                ___________________

       Minus

       Subordinated Debt:                                 ___________________



       Minus

       Ending Cash held by members of the Target Group    ___________________

       TARGET GROUP NET SENIOR DEBT



2.     Target Group Annualised EBITDA:
       (All line items below refer to the Relevant Period)

       Target Group net income                 ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus
       Any interest (whether cash or PIK), commissions,
       discounts or other fees, and any amounts related
       to interest hedging arrangements                   ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus
       Any amortisation and depreciation                  ___________________

       TARGET GROUP EBITDA FOR THE RELEVANT PERIOD        ___________________
       Multiplied by 2

       TARGET GROUP ANNUALISED EBITDA                     ___________________


3.     Ratio:                                             ___________________



(B)    RATIO OF TARGET GROUP NET SENIOR INTEREST COVER:

4.     Target Group EBITDA for the Relevant Period:

       (All line items below refer to the Relevant Period)

       Target Group net income                 ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus
       Any interest (whether cash or PIK), commissions,
       discounts or other fees, and any amounts related
       to interest hedging arrangements                   ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus
       Any amortisation and depreciation                  ___________________

       TARGET GROUP EBITDA FOR THE RELEVANT PERIOD        ___________________

5.     Target Group Net Senior Finance Charges (for the Relevant Period):

       Aggregate amount of interest                       ___________________
       on Target Group Net Senior Debt
       Plus
       Commission, fees, and finance payments payable by
       Target Group under interest hedging arrangements   ___________________
       Minus
       Commission, fees, and finance payments receivable
       by Target Group                                    ___________________
       Minus
       Any interest receivable                            ___________________

       TARGET GROUP NET SENIOR FINANCE CHARGES            ___________________

6.

7.     Ratio:                                             ___________________



(C)    UK Group Net Senior Debt to Annualised EBITDA:

1.     UK Group Net Senior Debt:

       Outstandings under the Facility:                   ___________________
       Other relevant Indebtedness for Borrower Money:    ___________________
       Minus
       Intercompany loans                                 ___________________
       Minus
       Subordinated Debt                                  ___________________
       Minus
       Ending Cash held by members of the UK Group        ___________________

       UK GROUP NET SENIOR DEBT                           ___________________



2.     UK Group Annualised EBITDA:
       (All line items below refer to the Relevant Period)

       UK Group net income                                ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus
       Any interest, commissions, discounts or other
       fees, and any amounts related to
       interest hedging arrangements                      ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus

       Any amortisation and depreciation                  ___________________

       UK GROUP EBITDA FOR THE RELEVANT PERIOD            ___________________
       Multiplied by 2

       UK GROUP ANNUALISED EBITDA                         ___________________



3.     Ratio:                                             ___________________



(D)    Ratio of UK Group Net Senior Interest Cover Ratio:

4.     UK Group EBITDA for the Relevant Period:

       (All line items below refer to the Relevant Period)

       UK Group net income                                ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus
       Any interest, commissions, discounts or other fees,
       and any amounts related to
       interest hedging arrangements                      ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus
       Any amortisation and depreciation                  ___________________

       UK GROUP EBITDA FOR THE RELEVANT PERIOD            ___________________



5.     UK Group Net Senior Finance Charges (for the Relevant Period):

       Aggregate amount of senior interest                ___________________
       on UK Group Net Senior Debt
       Plus
       Commission, fees, and finance payments payable by
       UK Group under interest hedging arrangements       ___________________
       Minus
       Commission, fees, and finance payments receivable
       by UK Group                                        ___________________
       Minus
       Any interest receivable                            ___________________

       UK GROUP NET SENIOR FINANCE CHARGES                ___________________

6.     Ratio:                                             ___________________

(E)    RATIO OF TOTAL NET DEBT TO ANNUALISED EBITDA:

1.     UK Group Net Total Debt:

       UK Group Net Senior Debt:                          ___________________
       Plus
       Covenant Group Net Debt                            ___________________
       Minus
       Ending Cash held by members of the UK Group        ___________________
       Minus
       Ending Cash held by member of the Covenant Group:  ___________________

       TOTAL NET DEBT                                     ___________________



2.     UK Group Annualised EBITDA:
       (All line items below refer to the Relevant Period)

       UK Group net income                                ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus
       Any interest, commissions, discounts or other fees,
       and any amounts related to
       interest hedging arrangements                      ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus
       Any amortisation and depreciation                  ___________________

       UK GROUP EBITDA FOR THE RELEVANT PERIOD            ___________________
       Multiplied by 2

       UK GROUP ANNUALISED EBITDA                         ___________________



3.     Ratio:                                             ___________________

(F)    TOTAL INTEREST COVER RATIO:

1.     UK Group EBITDA for the Relevant Period:

       (All line items below refer to the Relevant Period)

       UK Group net income                                ___________________
       Plus
       Any tax provisions                                 ___________________
       Plus

       Any interest, commissions, discounts or other fees,
       and any amounts related to
       interest hedging arrangements                      ___________________
       Plus
       Any exceptional or extraordinary items             ___________________
       Plus
       Any amortisation and depreciation                  ___________________

       UK GROUP EBITDA FOR THE RELEVANT PERIOD            ___________________



2.     Total Net Finance Charges (for the Relevant Period):

       Aggregate amount of interest                       ___________________
       on Total Net Debt
       Plus
       Commission, fees, and finance payments
       payable by Target Group
       under interest hedging arrangements                ___________________
       Minus
       Commission, fees, and finance payments
       receivable by Target Group                         ___________________
       Minus
       Any interest receivable                            ___________________

       TOTAL NET FINANCE CHARGES                          ___________________



3.     Ratio:                                             ___________________

                                   SCHEDULE 7
                      FORM OF BORROWER ACCESSION MEMORANDUM

To:         Chase Manhattan International Limited
From:       [Subsidiary]
            and
            [Cable & Wireless Communications (Holdings) plc (the "CWC PARENT")/
            NTL Communications Limited (the "PARENT").]
Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated, and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Holdings Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions defined therein as Banks (the "CREDIT AGREEMENT").

2.     Terms defined in the Credit Agreement shall bear the same meaning herein.

3. The [CWC] Parent requests that [Subsidiary] become an Additional Borrower pursuant to Clause 37.1 (Request for Additional Borrower) of the Credit Agreement.

4. [Subsidiary] is duly organised under the laws of [name of relevant jurisdiction].

5. [Subsidiary] confirms that it has received from the [CWC] Parent a true and up-to-date copy of the Credit Agreement.

6. [Subsidiary] undertakes, upon its becoming a Borrower, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Borrower and agrees that it shall be bound by the Credit Agreement in all respects as if it had originally been party thereto as a Borrower.

7. [The [CWC] Parent confirms that, if [Subsidiary] is accepted as an Additional Borrower, its guarantee obligations pursuant to Clause 25 (Guarantee and Indemnity) of the Credit Agreement will apply to all the obligations of [Subsidiary] under the Finance Documents in all respects in accordance with the terms of the Credit Agreement.]

8.     The [CWC] Parent:

       (a)     repeats the Repeated Representations; and

       (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.

9. [Subsidiary] makes the representations and warranties referred to in sub-clause 20.1.1 of Clause 20.1 (Representing Parties).

10.    [Subsidiary's] administrative details are as follows:

       Address:

       Fax No.:

11. [Subsidiary] agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985]/[on name of process agent in England at address of process agent or, if different, its registered office. If [[Subsidiary] ceases to have a place of business in Great Britain]/[the appointment of the person mentioned above ceases to be effective], [Subsidiary] shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.

12. [Notwithstanding any other provision of the Finance Documents, the Additional Borrower shall not, prior to the Pushdown Date, be liable for or in respect of, or to procure the performance of, any obligations of NTL Business Limited or any member of the Target Group nor, prior to the Pushdown Date, shall there be any recourse to the Additional Borrower for any representation, warranty or certification made in respect of NTL Business Limited or any member of the Target Group or any document, circumstances or matter pertaining to any member of the Target Group or NTL Business Limited nor prior to the Pushdown Date, shall any member of the Group (other than NTL Business Limited and any members of the Target Group) be liable for any commitment commission or costs, expenses or taxes arising in connection with the availability of the Revolving Facility or the utilisation of the Revolving Facility by NTL Business Limited or any member of the Target Group nor, prior to the Pushdown Date shall any of the Finance Parties exercise any right to consolidate or set-off credit balances maintained by any member of the Group (other than NTL Business Limited or any member of the Target Group) against any obligations or liabilities of NTL Business Limited or any member of the Target Group.](1)

--------------------------------------------------------------------------------

(1) Include only for members of the UK Group acceding as Borrowers pre-Pushdown.

13.    This Memorandum shall be governed by English law.

       [CABLE & WIRELESS COMMUNICATIONS     [Subsidiary]
       (HOLDINGS) PLC/NTL COMMUNICATIONS
       LIMITED]
       By: ........................         By: ........................

                                   SCHEDULE 8
                     FORM OF GUARANTOR ACCESSION MEMORANDUM

To:          Chase Manhattan International Limited
From:        [Subsidiary] (the "ADDITIONAL GUARANTOR")
             and
             [Cable & Wireless Communications (Holdings) plc (the "CWC PARENT")/
             NTL Communications Limited (the "PARENT")]
Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated, and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions defined therein as Banks (the "CREDIT AGREEMENT").

2.     Terms defined in the Credit Agreement shall bear the same meaning herein.

3. The [CWC] Parent requests that the Additional Guarantor become a Guarantor pursuant to Clause 38.1 (Request for Guarantor) of the Credit Agreement.

4. The Additional Guarantor is duly organised under the laws of [name of relevant jurisdiction].

5. The Additional Guarantor confirms that it has received from the [CWC] Parent a true and up-to-date copy of the Credit Agreement and a list of the Borrowers as at the date hereof.

6. The Additional Guarantor undertakes, upon its becoming a Guarantor, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Guarantor and agrees that it shall be bound by the Credit Agreement in all respects as if it had been an original party thereto as a Guarantor.

7.     The [CWC] Parent:

       (a)     repeats the Repeated Representations; and

       (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of the Additional Guarantor becoming a Guarantor.

8. The Additional Guarantor makes the representations and warranties referred to in sub-clause 20.1.1 of Clause 20.1 (Representing Parties) insofar as such representations and warranties are Repeated Representations.

9.     The Additional Guarantor's administrative details are as follows:

       Address:

       Fax No.:

10. The Additional Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985] / [on name of process agent in England at address of process agent or, if different, its registered office. If the Additional Guarantor ceases to have a place of business in Great Britain]/[ the appointment of the person mentioned above ceases to be effective], the Additional Guarantor shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.

11. [Notwithstanding any other provision of the Finance Documents, the Additional Guarantor shall not, prior to the Pushdown Date, be liable for or in respect of, or to procure the performance of, any obligations of NTL Business Limited or any member of the Target Group nor, prior to the Pushdown Date, shall there be any recourse to the Additional Guarantor for any representation, warranty or certification made in respect of NTL Business Limited or any member of the Target Group or any document, circumstances or matter pertaining to any member of the Target Group or NTL Business Limited nor prior to the Pushdown Date, shall any member of the Group (other than NTL Business Limited and any member of the Target Group) be liable for any commitment commission or costs, expenses or taxes arising in connection with the availability of the Revolving Facility or the utilisation of the Revolving Facility by NTL Business Limited or any member of the Target Group nor, prior to the Pushdown Date shall any of the Finance Parties exercise any right to consolidate or set-off credit balances maintained by any member of the Group (other than NTL Business Limited or any member of the Target Group) against any obligations or liabilities of NTL Business Limited or any member of the Target Group.](2)

12.    This Memorandum shall be governed by English law.

13. This Memorandum is executed and delivered as a deed by [the Additional Guarantor].

.....................................................
[Director of [Subsidiary]

.....................................................
Director/Secretary of [Subsidiary]]

or


--------------------------------------------------------------------------------

(2) Include only for members of the UK Group acceding as Guarantors pre-Pushdown.

[The Common Seal of [Subsidiary]
was affixed to this deed in the presence of

                                       .........................................
                                                        Director of [Subsidiary]

                                       .........................................
                                           Director/Secretary of [Subsidiary]]**

[CABLE & WIRELESS COMMUNICATIONS (HOLDINGS) PLC/
NTL COMMUNICATIONS LIMITED]

By: .......................................


--------------------------------------------------------------------------------
** Delete as appropriate. If the company is not incorporated in England or Wales, alternate form of execution may be more appropriate.

                                   SCHEDULE 9
                            CWC ACCESSION MEMORANDUM

To:          Chase Manhattan International Limited
From:        Cable & Wireless Communications (Holdings) plc ("CWC HOLDINGS")
             and
             NTL Business Limited
Dated:         [           ]

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Holdings Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions defined therein as Banks (the "CREDIT AGREEMENT").

2.     Terms defined in the Credit Agreement shall bear the same meaning herein.

3.     The Pre-Novation Borrower requests that CWC Holdings becomes:

       (a)     a Guarantor; and

       (b)     the CWC Parent,

       in each case pursuant to Clause 38 (Accession of Guarantors and the CWC Parent) of the Credit Agreement.

4. CWC Holdings is a company duly incorporated under English law (company number 3922682).

5. CWC Holdings confirms that it has received from NTL Business Limited a true and up-to-date copy of the Credit Agreement and a list of the Borrowers as at the date hereof.

6.     CWC Holdings undertakes:

       (a) upon its becoming a Guarantor, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Guarantor; and

       (b) upon its becoming the CWC Parent, to perform all the obligations expressed to be undertaken under the Credit Agreement by the CWC Parent,

       and agrees that it shall be bound by the Credit Agreement in all respects as if it had been an original party thereto as a Guarantor and the CWC Parent.

7.     Pre-Novation Borrower:

       (a)     repeats the Repeated Representations; and

       (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of CWC Holdings becoming a Guarantor and the CWC Parent.

8. CWC Holdings makes the representations and warranties referred to in sub-clause 20.1.2 and 20.1.3 of Clause 20.1 (Representing Parties).

9.     CWC Holdings' administrative details are as follows:

       Address:

       Fax No.:

10.    This Memorandum shall be governed by English law.

11.    This Memorandum is executed and delivered as a deed by CWC Holdings.



CABLE & WIRELESS COMMUNICATIONS (HOLDINGS) PLC
Executed as a Deed for it and on its behalf


By:     ____________________________________
        Director


        ____________________________________
        Director/Secretary




NTL BUSINESS LIMITED


By:

                                   SCHEDULE 10
                         ADDITIONAL CONDITIONS PRECEDENT

                                     PART A
                         ACCESSION CONDITIONS PRECEDENT

1. Copies, certified as at the date of the relevant Accession Memorandum a true and up-to-date copies by an Authorised Signatory of the proposed Additional Obligor, of:

       (a) if such a proposed Additional Obligor is incorporated in a state of the United States of America, the certificate of incorporation, by laws and a certificate of good standing of such a proposed Additional Obligor; or

       (b) in all other cases, the constitutional documents of such proposed Additional Obligor.

2. A copy, certified as at the date of the relevant Accession Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Additional Obligor, of a board resolution of such proposed Additional Obligor approving the execution and delivery of an Accession Memorandum, the accession of such proposed Additional Obligor to this Agreement and the performance of its obligations under the Finance Documents and authorising a named person or persons to sign such Accession Memorandum, any other Finance Document and any other documents to be delivered by such proposed Additional Obligor pursuant thereto.

3. A certificate of an Authorised Signatory of the proposed Additional Obligor setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Additional Obligor, the Accession Memorandum, any other Finance Documents and any other documents to be delivered by such proposed Additional Obligor pursuant thereto (including, without limitation, a Debenture and the other Security Documents to be delivered pursuant to Part B (Security Documentation) of this Schedule) and the deed of accession referred to in paragraph 11 of this Schedule.

4. A certificate of an Authorised Signatory of the proposed Additional Obligor confirming that the utilisation of the Revolving Facility and guarantee of the Facilities would not breach any restriction of its borrowing and/or guaranteeing powers.

5. If the proposed Additional Obligor is (a) to become an Additional Borrower and (b) organised under the laws of any state of the United States of America a certificate from NTL Holdings providing NTL Holding's consent to such a proposed Additional Obligor borrowing under the Revolving Facility.

6. If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, a copy, certified a true copy by or on behalf of the proposed Additional Obligor, of each such law, decree, consent, licence, approval, registration or declaration as is, in the reasonable opinion of counsel to the Banks, necessary to render the relevant Accession Memorandum legal, valid, binding and enforceable, to make such Accession Memorandum admissible in evidence in the proposed Additional Obligor's jurisdiction of incorporation and to enable the proposed Additional Obligor to perform its obligations thereunder and under the other Finance Documents.

7. If requested by the Agent, a copy, certified a true copy by an Authorised Signatory of the proposed Additional Obligor, of its latest financial statements.

8. An opinion of the Banks' counsel in the jurisdiction in which the proposed Additional Obligor is incorporated in form and substance reasonably satisfactory to the Agent.

9. If the proposed Additional Obligor is to become a Guarantor and is incorporated in England and Wales, a letter from the CWC Parent to the Agent (attaching supporting advice from the CWC Parent's English solicitors) confirming that such proposed Additional Obligor is not prohibited by section 151 of the Companies Act 1985 from entering into the Finance Documents and performing its obligations thereunder.

10. If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in the relevant Accession Memorandum has agreed to act as its agent for the service of process in England.

11. A deed of accession to the Security Trust Agreement executed by the proposed Additional Obligor, substantially in the form set out in schedule 1 (Form of Obligor Deed of Accession) to the Security Trust Agreement.

12. Where the proposed Additional Obligor is to become an Additional Borrower, a Guarantor Accession Memorandum executed by such a proposed Additional Obligor PROVIDED THAT the liability of any member of the UK Group under such a Guarantor Accession Memorandum delivered prior to the Pushdown Date shall be limited to the obligations of other members of the UK Group under the Finance Documents.

13. Other than in respect of the accession of the members of the Target Group specified in Schedule 13 (Members of the Target Group Providing Guarantees and Security) in accordance with Clause 23.17
       (Post-Acquisition Date Security), the documents and evidence specified in Part B (Security Documentation) of this Schedule.

                                     PART B
                             SECURITY DOCUMENTATION

1. If the relevant Additional Obligor is incorporated in England and Wales, Northern Ireland or Scotland a Debenture and, if relevant, standard securities and Northern Irish supplemental mortgages, executed by the proposed Additional Obligor.

2. If the relevant Additional Obligor is incorporated in a state of the United States of America:

       (a) a general security agreement executed by such an Additional Obligor granting the Security Trustee a security interest in all of its assets;

       (b) if applicable, a pledge agreement executed by such an Additional Obligor pledging to the Security Trustee all of the shares and other securities held by it; and

       (c)     UCC Financing Statements filed against such an Additional
               Obligor.

3. If the relevant Additional Obligor is incorporated in a jurisdiction other than those mentioned in paragraphs 1 and 2 above, such duly executed Security Documents as the Agent may reasonably require to secure substantially all of the assets of such an Additional Obligor.

4. Where the relevant Additional Obligor is granting a mortgage, standard security or an analogous security interest over real or heritable property:

       (a)     a Report on Title relating to that property;

       (b) delivery of all title deeds and documents relating to that property as set out in the agreed form schedule;

       (c) if that property is situated in England and Wales and is registered at HM Land Registry, official priority searches in favour of the Agent of the registers of title of each of the registered titles comprising such property which confirm a period of priority of no less than 14 days;

       (d) if that property is situated in England and Wales and is unregistered, official priority searches in favour of the Agent in respect of each of the Land Charges Registers against all relevant estate owners since the date of the root conveyance;

       (e) if that property is situated in Northern Ireland, a priority search issued by the Land Registry in Northern Ireland which is valid and in force which confirms a sufficient period of priority;

       (f) if that property is situated in Scotland and its title is registered in the Land Register of Scotland, a Form 13 Report;

       (g) if that property is situated in Scotland and its title is recorded in the General Register of Sasines, appropriate property and personal searches;

       (h) if that property is situated in Scotland, letters of obligation in a form which reflects current professional practice in Scotland;

       (i) if that property is situated in a state of the United States of America, a mortgage executed by such an Additional Obligor over that property (together with title, insurance and such other documents as the Agent may reasonably require);

       (j) notices of charge in duplicate to each of the landlords and licensors or other third parties interested in respect of that property, and cheques for any relevant registration fees;

       (k) if that property is located in England and Wales, such Land Registry forms in relation to that property, including Forms AP1 (if necessary) Forms FR1 or the equivalent and other forms as the Agent may reasonably require, duly completed by and on behalf of the proposed Additional Obligor, together with cheques for the payment of all Land Registry fees (including fees for expedition) or, if the property is situated in Scotland, such Land Register or Sasine Register forms in relation to that property and other forms as the Agent may reasonably require, duly completed by or on behalf of the proposed Additional Obligor, together with cheques for the payment of all recording/registration dues payable in connection with the registration or recording of the security created over that property by or pursuant to the terms of any Debenture, or if that property is situated in Northern Ireland, such Land Registry Forms in relation to that property or Registry Deeds Memorial and Form 2 as the Agent may reasonably require, duly completed by or on behalf of the proposed Additional Obligor, together with cheques for the payment of all Land Registry or Registry of Deeds fees payable;

       (l) any other document, form or fee reasonably required to enable security to be registrable and effective in any relevant jurisdiction and all third party consents necessary for the creation or perfection of any security; and

       (m) an undertaking from a solicitor satisfactory to the Agent to use all reasonable endeavours to satisfy any requisitions raised by HM Land Registry or other analogous bodies in connection with the application to register any security over such a property.

                                   SCHEDULE 11
                           FORM OF RESIGNATION NOTICE

To:     Chase Manhattan International Limited

From:   [NTL Incorporated ("NTL HOLDINGS")/
        NTL Communications Limited (the "PARENT")]

Dated:

Dear Sirs,

1. We refer to an agreement dated 30 May 2000 as from time to time amended, varied, novated, supplemented or restated and made between, among others, NTL Business Limited (whose obligations have been novated to NTL Investment Holdings Limited) as the Post-Novation Borrower, Chase Manhattan International Limited as agent and the financial institutions defined therein as Banks (the "CREDIT AGREEMENT").

2.     Terms defined in the Credit Agreement shall bear the same meaning herein.

3. [We declare that [name of Borrower] is under no actual or contingent obligation under any Finance Document in its capacity as a Borrower.]*

4. Pursuant to Clause [37.3 (Resignation of a Borrower)]/[38.3 (Resignation of a Guarantor)] we hereby request that [name of Obligor] shall cease to be a [Borrower]/[Guarantor] under the Credit Agreement.

5. The aggregate EBITDA of the remaining Guarantors for the last financial year of [Cable & Wireless Communications (UK) Holdings plc/the Parent] equalled or exceeded [90/95] per cent. of the consolidated EBITDA of the [Target Group/UK Group] for such a financial year.]** [The aggregate EBITDA of the remaining Guarantors for the [ ] month period ending on [Quarter Date] was such as to satisfy Clause 23.32.3]**

                                Yours faithfully



                               [NTL INCORPORATED/
                           NTL COMMUNICATIONS LIMITED]


--------------------------------------------------------------------------------
* Delete if notice is for a Guarantor.

** Delete if notice is for a Borrower.

                                   SCHEDULE 12
                                 MANDATORY COSTS

1. The Mandatory Cost Rate is an addition to the interest rate to compensate Banks for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Term or Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "ADDITIONAL COSTS RATE") for each Bank, in accordance with the formula set out below. The Mandatory Cost Rate applicable to the relevant Advance will be calculated by the Agent as a weighted average of that Bank's additional costs rate rounded to five decimal places (weighted in proportion to the percentage participation of each Bank in the relevant Advance) and will be expressed as a percentage rate per annum.

3. The additional costs rate for any Bank lending from a Facility Office in a Participating Member State will be notified by that Bank to the Agent as the cost of complying with the minimum reserve requirements of the European Central Bank.

4. The additional cost rate for any Bank lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

               AB+C(B-D)+E x 0.01/100-(A+C) per cent. per annum.

       Where:

       A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

       B is the percentage rate of interest (excluding the Revolving Margin or, as the case may be, the Term Margin and the Mandatory Cost Rate) payable for the relevant Term on the Revolving Loan or, as the case may be, the relevant Interest Period on the Term Loan.

       C is the percentage (if any) of Eligible Liabilities which that Bank is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

       D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing Special Deposits.

       E is the rate of charge payable by that Bank to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per Pound Sterling1,000,000 of the Fee Base of that Bank.

5.     For the purposes of this Schedule:

       (a) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

       (b) "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 1999 or such other law or regulation as may be in force from time to time in respect of the payment of fees for banking supervision; and

       (c) "FEE BASE" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

6. In application of the above formula, A, B, C and D will be included in the formula as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero.

7. Each Bank shall supply any information required by the Agent for the purpose of calculating its additional costs rate. In particular, but without limitation, each Bank shall supply the following information in writing on or prior to the date on which it becomes a Bank:

       (a) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

       (b) such other information that the Agent may reasonably require for such purpose.

       Each Bank shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

8. The percentages or rates of charge of each Bank for the purpose of A, C and E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that unless a Bank notifies the Agent to the contrary, each Bank's obligations in relation to cash ratio deposits, Special Deposits and the Fee Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

       The Agent shall have no liability to any person if such determination results in an additional costs rate which over or under compensates any Bank and shall be entitled to assume that the information provided by any Bank pursuant to paragraphs 3 and 7 above is true and correct in all respects.

9. The Agent shall distribute the additional amounts received pursuant to the Mandatory Cost Rate to the relevant Banks on the basis of the additional cost rate incurred by each Bank, as calculated in accordance with the above formula and based on the information provided by each Bank pursuant to paragraphs 3 and 7 above.

10. Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost Rate, an additional costs rate or any amount payable to a Bank shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

11. The Agent may from time to time, after consultation with the Parent (on behalf of the Borrowers) and the Banks, determine and notify to all parties any amendments or variations which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in either case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

                                   SCHEDULE 13
                  MEMBERS OF THE TARGET GROUP GRANTING SECURITY

In the table set out below, "Crown" means either CWC or Cable & Wireless Communications, as the case may be.

----------------------------------------------- ------------------ -------------------
NAME OF MEMBER OF THE TARGET GROUP              JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
Cable & Wireless Communications Limited         England            3288998
----------------------------------------------- ------------------ -------------------
Crown Programming Limited                       England            3403986
----------------------------------------------- ------------------ -------------------
Crown Services Limited                          England            3403985
----------------------------------------------- ------------------ -------------------
Crown (Chichester) Limited                      England            3056817
----------------------------------------------- ------------------ -------------------
Crown (N) UK                                    England            2463427
----------------------------------------------- ------------------ -------------------
Crown Acquisition Company Limited               England            2270117
----------------------------------------------- ------------------ -------------------
Crown Holdings (East London) Limited            England            2032186
----------------------------------------------- ------------------ -------------------
Crown (South East) Limited                      England            1870928
----------------------------------------------- ------------------ -------------------
Crown Equipment No 1 Limited                    England            2794518
----------------------------------------------- ------------------ -------------------
Crown (Kent) Limited                            England            2456153
----------------------------------------------- ------------------ -------------------
Crown (Aylesbury and Chiltern) Limited          England            2416084
----------------------------------------------- ------------------ -------------------
Crown (County Durham) Limited                   England            3128449
----------------------------------------------- ------------------ -------------------
Crown (Eastbourne and Hastings) Limited         England            3074517
----------------------------------------------- ------------------ -------------------
Crown Holdings (Broadland) Limited              England            2427172
----------------------------------------------- ------------------ -------------------
Crown (Broadland) Limited                       England            2443741
----------------------------------------------- ------------------ -------------------
Crown Holdings (Fenland) Limited                England            2427199
----------------------------------------------- ------------------ -------------------
Crown (Fenland) Limited                         England            2459153
----------------------------------------------- ------------------ -------------------
Crown Holdings (Leeds) Limited                  England            2766909
----------------------------------------------- ------------------ -------------------
Crown (Leeds) Limited                           England            2400103
----------------------------------------------- ------------------ -------------------
Crown Holdings (Norwich) Limited                England            2412962
----------------------------------------------- ------------------ -------------------
Crown (Norwich) Limited                         England            2332233
----------------------------------------------- ------------------ -------------------
Crown Holdings (Peterborough) Limited           England            2888397
----------------------------------------------- ------------------ -------------------
Crown (Peterborough) Limited                    England            2332232
----------------------------------------------- ------------------ -------------------
Crown Management Limited                        England            2924200
----------------------------------------------- ------------------ -------------------
Crown (Wearside) Limited                        England            2475099
----------------------------------------------- ------------------ -------------------
Crown (Sunderland) Limited                      England            2402393
----------------------------------------------- ------------------ -------------------
Crown (Yorcan) Limited                          England            2371785
----------------------------------------------- ------------------ -------------------
Crown (Harrogate) Limited                       England            2404019
----------------------------------------------- ------------------ -------------------
Crown (York) Limited                            England            2406267
----------------------------------------------- ------------------ -------------------
Crown (CRUK) Limited                            England            2329254
----------------------------------------------- ------------------ -------------------
Crown (V) Holdings Plc                          England            2719474
----------------------------------------------- ------------------ -------------------
Crown (City and Westminster) Limited            England            2809080
----------------------------------------------- ------------------ -------------------
Crown Corporation Limited                       England            2719477
----------------------------------------------- ------------------ -------------------
Crown (Ealing) Limited                          England            1721894
----------------------------------------------- ------------------ -------------------
Crown Equipment No 2 Limited                    England            2071491
----------------------------------------------- ------------------ -------------------
Crown (Hampshire) Limited                       England            2351070
----------------------------------------------- ------------------ -------------------
Crown No 4 Limited                              England            2351068
----------------------------------------------- ------------------ -------------------

----------------------------------------------- ------------------ -------------------
NAME OF MEMBER OF THE TARGET GROUP              JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
                                                England            2459179
Crown (Harrow) Limited
----------------------------------------------- ------------------ -------------------
Crown No 2 Limited                              England            2441766
----------------------------------------------- ------------------ -------------------
Crown No 3 Limited                              England            2441768
----------------------------------------------- ------------------ -------------------
Crown (Southampton and Eastleigh) Limited       England            1866504
----------------------------------------------- ------------------ -------------------
Crown (South London) Limited                    England            657093
----------------------------------------------- ------------------ -------------------
Crown (Greenwich and Lewisham) Limited          England            2254009
----------------------------------------------- ------------------ -------------------
Crown (Lambeth and Southwark) Limited           England            2277986
----------------------------------------------- ------------------ -------------------
Crown (Wandsworth) Limited                      England            1866178
----------------------------------------------- ------------------ -------------------
Crown (Thamesmead) Limited                      England            2461140
----------------------------------------------- ------------------ -------------------
Crown (West London) Limited                     England            1735664
----------------------------------------------- ------------------ -------------------
Crown Chartwell Holdings Limited                England            3290823
----------------------------------------------- ------------------ -------------------
Crown Winston Holdings Limited                  England            3290821
----------------------------------------------- ------------------ -------------------
Crown CableComms Group PLC                      England            3024703
----------------------------------------------- ------------------ -------------------
North CableComms Holdings, Inc.                 Delaware
----------------------------------------------- ------------------ -------------------
North CableComms Management, Inc.               Delaware
----------------------------------------------- ------------------ -------------------
North CableComms LLC                            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX CableComms Group, Inc                     Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Chartwell Holdings, Inc                   Delaware
----------------------------------------------- ------------------ -------------------
Crown (N) UK Telephone and Cable TV Holdings    England            2511877
Company Limited
----------------------------------------------- ------------------ -------------------
Crown CableComms Lancashire No 1                England            2453249
----------------------------------------------- ------------------ -------------------
Crown CableComms Lancashire No 2                England            2453059
----------------------------------------------- ------------------ -------------------
Crown CableComms Limited                        England            2664006
----------------------------------------------- ------------------ -------------------
Crown CableComms Manchester Limited             England            2511868
----------------------------------------------- ------------------ -------------------
Crown CableComms West Surrey Limited            England            2512757
----------------------------------------------- ------------------ -------------------
Crown (N) Microclock Services Limited           England            2861856
----------------------------------------------- ------------------ -------------------
Crown (N) Partcheer Company Limited             England            2861817
----------------------------------------------- ------------------ -------------------
Crown (N) Sideoffer Limited                     England            2927099
----------------------------------------------- ------------------ -------------------
Crown (N) Solent Telephone and Cable TV         England            2511653
Company Limited
----------------------------------------------- ------------------ -------------------
Crown (N) Streetunique Projects Limited         England            2851203
----------------------------------------------- ------------------ -------------------
Crown (N) Streetunit Projects Limited           England            2851201
----------------------------------------------- ------------------ -------------------
Crown (N) Streetusual Services Limited          England            2851019
----------------------------------------------- ------------------ -------------------
Crown (N) Streetvision Services Limited         England            2851020
----------------------------------------------- ------------------ -------------------
Crown (N) Streetvital Services Limited          England            2851021
----------------------------------------------- ------------------ -------------------
Crown (N) Streetwarm Services Limited           England            2851011
----------------------------------------------- ------------------ -------------------
Crown (N) Streetwide Services Limited           England            2851013
----------------------------------------------- ------------------ -------------------
Crown (N) Stikeagent Trading Limited            England            2851014
----------------------------------------------- ------------------ -------------------
Crown (N) Strikeamount Trading Limited          England            2851015
----------------------------------------------- ------------------ -------------------
Crown (N) Strikeapart Trading Limited           England            2851018
----------------------------------------------- ------------------ -------------------
Crown (N) Technical Support Company Limited     England            2512756
----------------------------------------------- ------------------ -------------------
NNS UK Holdings 1, Inc                          Delaware
----------------------------------------------- ------------------ -------------------

----------------------------------------------- ------------------ -------------------
NAME OF MEMBER OF THE TARGET GROUP              JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
                                                Delaware
NNS UK Holdings 2, Inc
----------------------------------------------- ------------------ -------------------
NYNEX Bromley Company                           Delaware
----------------------------------------------- ------------------ -------------------
NYNEX North CableComms Holdings, Inc            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX North CableComms Management, Inc          Delaware
----------------------------------------------- ------------------ -------------------
Crown CableComms Holdings No 1 Limited          England            3709869
----------------------------------------------- ------------------ -------------------
Crown CableComms Bury and Rochdale              England            2446183
----------------------------------------------- ------------------ -------------------
Crown CableComms Cheshire                       England            2379804
----------------------------------------------- ------------------ -------------------
Crown CableComms East Lancashire                England            2114543
----------------------------------------------- ------------------ -------------------
Crown (N) Wirral Telephone and Cable TV         England            2511873
Company
----------------------------------------------- ------------------ -------------------
Crown CableComms Macclesfield                   England            2459067
----------------------------------------------- ------------------ -------------------
Crown CableComms Oldham and Tameside            England            2446185
----------------------------------------------- ------------------ -------------------
Crown CableComms Staffordshire                  England            2379800
----------------------------------------------- ------------------ -------------------
Crown CableComms Stockport                      England            2443484
----------------------------------------------- ------------------ -------------------
Crown CableComms Wirral                         England            2531604
----------------------------------------------- ------------------ -------------------
Crown (N) Bolton Cablevision Holdings Company   England            2422198
----------------------------------------------- ------------------ -------------------
Crown Cablecomms Bolton                         England            1883383
----------------------------------------------- ------------------ -------------------
Crown Derby Cablevision Holdings Company        England            2422310
----------------------------------------------- ------------------ -------------------
Crown CableComms Derby                          England            2387713
----------------------------------------------- ------------------ -------------------
Crown (N) Manchester Cablevision Holding        England            2455631
Company
----------------------------------------------- ------------------ -------------------
Crown CableComms Greater Manchester             England            2407924
----------------------------------------------- ------------------ -------------------
NYNEX Programming Subsidiary Company            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX South CableComms Holdings, Inc            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX South CableComms Management, Inc          Delaware
----------------------------------------------- ------------------ -------------------
Crown CableComms Holdings No 2 Limited          England            3709840
----------------------------------------------- ------------------ -------------------
Crown CableComms Bromley                        England            2422195
----------------------------------------------- ------------------ -------------------
Crown CableComms Solent                         England            2422654
----------------------------------------------- ------------------ -------------------
Crown CableComms Surrey                         England            2531586
----------------------------------------------- ------------------ -------------------
Crown CableComms Sussex                         England            2266092
----------------------------------------------- ------------------ -------------------
Crown CableComms Wessex                         England            2410378
----------------------------------------------- ------------------ -------------------
NYNEX Winston Holdings, Inc                     Delaware
----------------------------------------------- ------------------ -------------------
Winston Investors LLC                           Delaware
----------------------------------------------- ------------------ -------------------
South CableComms Holdings, Inc                  Delaware
----------------------------------------------- ------------------ -------------------
South CableComms Management, Inc                Delaware
----------------------------------------------- ------------------ -------------------
South CableComms LLC                            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Chartwell Holdings 2, Inc.                Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Solent Company                            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Surrey Company                            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Sussex Company                            Delaware
----------------------------------------------- ------------------ -------------------
NYNEX UK Cablecomms Holdings, Inc.              Delaware
----------------------------------------------- ------------------ -------------------
NYNEX Wessex Company                            Delaware
----------------------------------------------- ------------------ -------------------

----------------------------------------------- ------------------ -------------------
NAME OF MEMBER OF THE TARGET GROUP              JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
                                                Delaware
NYNEX Wirral Company
----------------------------------------------- ------------------ -------------------

                                        SCHEDULE 14
                                  MEMBERS OF THE UK GROUP

----------------------------------------------- ------------------ -------------------
NAME                                            JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
NTL Communications Limited                      England            3521915
----------------------------------------------- ------------------ -------------------
NTL Kirklees                                    England            2495460
----------------------------------------------- ------------------ -------------------
CableTel West Riding Limited                    England            2372564
----------------------------------------------- ------------------ -------------------
NTL Investment Holdings Limited                 England            3173552
----------------------------------------------- ------------------ -------------------
CableTel Scotland Limited                       Scotland           SC119938
----------------------------------------------- ------------------ -------------------
NTL Glasgow                                     Scotland           SC075177
----------------------------------------------- ------------------ -------------------
CableTel Newport                                England            2478879
----------------------------------------------- ------------------ -------------------
NTL South Wales Limited                         England            2857050
----------------------------------------------- ------------------ -------------------
CableTel Cardiff Limited                        England            2740659
----------------------------------------------- ------------------ -------------------
CableTel West Glamorgan Limited                 England            623197
----------------------------------------------- ------------------ -------------------
Metro South Wales Limited                       England            3092897
----------------------------------------------- ------------------ -------------------
NTL Group Limited                               England            2591237
----------------------------------------------- ------------------ -------------------
National Transcommunications Limited            England            2487597
----------------------------------------------- ------------------ -------------------
CableTel Surrey and Hampshire Limited           England            2740651
----------------------------------------------- ------------------ -------------------
CableTel Northern Ireland Limited               Northern Ireland   NI029131
----------------------------------------------- ------------------ -------------------
NTL Internet  Limited                           England            2985161
----------------------------------------------- ------------------ -------------------
NTL Telecom Services Limited                    England            2937788
----------------------------------------------- ------------------ -------------------
Enablis Limited                                 England            3144815
----------------------------------------------- ------------------ -------------------
CableTel Hertfordshire Limited                  England            2381354
----------------------------------------------- ------------------ -------------------
CableTel Telecom Supplies Limited               England            2919285
----------------------------------------------- ------------------ -------------------
Columbia Management Limited                     England            2361163
----------------------------------------------- ------------------ -------------------
Secure Backup Systems Limited                   England            3130333
----------------------------------------------- ------------------ -------------------
NTL Networks Limited                            England            3045209
----------------------------------------------- ------------------ -------------------
DTELS Limited                                   England            2834403
----------------------------------------------- ------------------ -------------------
CableTel Central Hertfordshire Limited          England            2347168
----------------------------------------------- ------------------ -------------------
CableTel Herts and Beds Limited                 England            1785533
----------------------------------------------- ------------------ -------------------
CableTel North Bedfordshire Limited             England            2455397
----------------------------------------------- ------------------ -------------------
Digital Television Network Limited              England            3288768
----------------------------------------------- ------------------ -------------------
Prospectre Limited                              Scotland           SC145280
----------------------------------------------- ------------------ -------------------
Metro Hertfordshire Limited                     England            3092899
----------------------------------------------- ------------------ -------------------
NTL Systems Limited                             England            3217975
----------------------------------------------- ------------------ -------------------
Andover Cablevision Limited                     England            1932254
----------------------------------------------- ------------------ -------------------
ComTel Coventry Limited                         England            277802
----------------------------------------------- ------------------ -------------------
Tamworth Cable Communications Limited           England            3016602
----------------------------------------------- ------------------ -------------------
CableTel (UK) Limited                           England            2835551
----------------------------------------------- ------------------ -------------------
Lichfield Cable Communications Limited          England            3016595
----------------------------------------------- ------------------ -------------------
Vision Networks Services UK Limited             England            3135501
----------------------------------------------- ------------------ -------------------
Wessex Cable Limited                            England            2433185
----------------------------------------------- ------------------ -------------------
Oxford Cable Limited                            England            2450228
----------------------------------------------- ------------------ -------------------

----------------------------------------------- ------------------ -------------------
NAME                                            JURISDICTION OF    COMPANY NUMBER
                                                INCORPORATION      (IF APPLICABLE)
----------------------------------------------- ------------------ -------------------
                                                England            2265315
ComTel Cable Services Limited
----------------------------------------------- ------------------ -------------------
NTL Limited                                     England            2586701
----------------------------------------------- ------------------ -------------------
Heartland Cablevision (UK) Limited              England            2415170
----------------------------------------------- ------------------ -------------------
CableTel Investments Limited                    England            3157216
----------------------------------------------- ------------------ -------------------
Stafford Communications Limited                 England            2381842
----------------------------------------------- ------------------ -------------------
Heartland Cablevision II (UK) Limited           England            2443617
----------------------------------------------- ------------------ -------------------
CableTel Limited                                England            2857052
----------------------------------------------- ------------------ -------------------
NTL Milton Keynes Limited                       England            2410808
----------------------------------------------- ------------------ -------------------
NTL Westminster Limited                         England            1735641
----------------------------------------------- ------------------ -------------------
Swindon Cable Limited                           England            318216
----------------------------------------------- ------------------ -------------------
Bracknell Cable TV Limited                      England            2499321
----------------------------------------------- ------------------ -------------------
Cable Thames Valley Limited                     England            2254089
----------------------------------------------- ------------------ -------------------
Cable Television Limited                        England            683065
----------------------------------------------- ------------------ -------------------
NTL South Central Limited                       England            2387692
----------------------------------------------- ------------------ -------------------
Maza Limited                                    England            2785299
----------------------------------------------- ------------------ -------------------
Berkhamsted Properties & Building Contractors   England            958564
Limited
----------------------------------------------- ------------------ -------------------
South Yorkshire Cablevision (UK) Limited        England            2420981
----------------------------------------------- ------------------ -------------------

                                   SCHEDULE 15
                          UK GROUP PRINCIPAL PROPERTIES

OFFICES

1.     Crawley Court

SWITCH STATIONS/HEADENDS

1.     Guildford.

2.     Huddersfield.

3.     Cardiff.

4.     Renfrew.

5.     Luton.

6.     Belfast.

7.     Gladstone Road, Northampton (freehold).

8.     Unit 3 Clock Tower Industrial Park Edinburgh.

9.     Unit K2 Gildersom Spur Distribution Centre Leeds.

10.    Unit 6 Amalgamated Drive, Brentford, Middlesex.

11.    Unit 37 Minworth Estate, Sutton Coldfield, Birmingham.

12.    400 Metroplex, Salford, Manchester.

13.    1525 Aztec West, Bristol.

TRANSMISSION SITES

1.     Croydon.

2.     St. Hilary.

3.     Black Hill.

4.     Emley Moor.

5.     Lichfield.

6.     Moel Y Parc.

7.     Ridge Hill.

8.     Winter Hill.

9.     Stockland Hill.

10.    Black Mountain.

OTHER

1.     Morne Hill, Winchester.

2.     Newman Street, London.

3.     Unit 6, Langley.

4.     Rathbone Place, off Oxford Street, London.

                                   SCHEDULE 16
                             FORM OF REPORT ON TITLE

1.     Property name and address:

2.     Owner:

       (a)     Legal

       (b)     Beneficial

3.     Tenure:

4.     If leasehold:

       (a)     term

       (b)     is charging permitted?

       (c)     is assignment permitted?

       (d)     any unduly onerous lease
               covenants

       (e)     permitted use

       (f)     forfeiture only on breach of
               covenant and non-payment of rent

5.     If registered, title number and quality
       of title:

6.     Restrictions or impediments on sale
       (other than mentioned above):

7.     Other material comments:

                                   SCHEDULE 17
                        THE ADDITIONAL FINANCE PROVIDERS

Cisco Systems Finance International

Export Development Corporation

                                   SCHEDULE 18
            FORM OF ADDITIONAL FINANCE PROVIDER ACCESSION UNDERTAKING

To: Chase Manhattan International Limited, for itself and each of the other parties to the Credit Agreement referred to below.



THIS UNDERTAKING is made on [ ] by [ ] (the "ACCEDING ADDITIONAL FINANCE PROVIDER") in relation to the Credit Agreement dated 30 May 2000, as amended, varied, novated, supplemented or restated from time to time (the "CREDIT AGREEMENT") between NTL Communications Limited as Parent, NTL Investment Holdings Limited as Borrower, NTL Communications Corp. as NTL CC, Chase Manhattan International Limited as agent and security trustee, the Banks named therein and the Obligors.

1. Terms defined in the Credit Agreement shall bear the same meanings when used in this Undertaking.

2. In consideration of the Acceding Additional Finance Provider being accepted as an Additional Finance Provider for the purposes of the Credit Agreement, the Acceding Additional Finance Provider hereby confirms that, as from the Additional Finance Provider Accession Date (being [ ]), it intends to be party to the Credit Agreement as an Additional Finance Provider, undertakes to perform all the obligations expressed in the Credit Agreement to be assumed by an Additional Finance Provider and agrees that it shall be bound by all the provisions of the Credit Agreement, as if it had been an original party to the Credit Agreement.

3. The Acceding Additional Finance Provider hereby requests the Agent to accept this Additional Finance Provider Accession Undertaking as being delivered to the Agent pursuant to and for the purposes of Clause 5.5 (Accession of the Additional Finance Providers) of the Credit Agreement so as to take effect in accordance with the terms thereof on the Additional Finance Provider Accession Date.

4. The Acceding Additional Finance Provider confirms that it has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on any Finance Party to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on any Finance Party to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Parent, the NTL Holding Group or the Obligors.

5. The Acceding Additional Finance Provider hereby undertakes with each of the parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Finance Documents will be assumed by it after delivery of this Additional Finance Provider Accession Undertaking to the Agent and satisfaction of the conditions (if any) subject to which this Additional Finance Provider Accession Undertaking is expressed to take effect.

6. No Finance Party makes any representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Finance Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7.     The Acceding Additional Finance Provider's Commitment shall be Pound
       Sterling[          ].

8.     The Acceding Additional Finance Provider's address for notices is [ ].

This Undertaking shall be governed by and construed in accordance with English law.

THIS UNDERTAKING has been entered into on the date stated above.

Acceding Additional Finance Provider
[    ]
By:

Address for Notices:

Fax:

For the attention of:



Accepted by the Agent:                        Accepted by the Relevant Obligor:



...............................           ..................................
[NAME OF AGENT]                          [NAME OF RELEVANT OBLIGOR]
For and on behalf of itself              For and on behalf of itself, NTL CC and
and each other Finance Party             each other Obligor

Date:                                    Date:

3

--------------------------------------------------------------------------------

(3) Note that it will also be necessary for the Additional Finance Provider to deliver a duly completed accession certificate in respect of the Security Trust Agreement and the Intercreditor Agreement, in each case, in the form specified therein.

                                   SCHEDULE 19
                                CERTAIN ADDRESSES

----------------------- ------------------------ -------------------- --------------------
PARTY                   ADDRESS                  FAX                  ATTENTION
----------------------- ------------------------ -------------------- --------------------
Parent                  NTL House                +44 1256 752 170     Company Secretary
                        Bartley Wood
                        Business Park
                        Hook
                        Hampshire RG27 9UP
----------------------- ------------------------ -------------------- --------------------
Post-Novation Borrower  NTL House                +44 1256 752 170     Company Secretary
                        Bartley Wood
                        Business Park
                        Hook
                        Hampshire RG27 9UP
----------------------- ------------------------ -------------------- --------------------
NTL CC                  110 East 59th Street     +212 906 8000        Bret Richter
                        New York                                      Richard Lubasch
                        NY 10022
                        USA
----------------------- ------------------------ -------------------- --------------------
Security Trustee and    Trinity Tower            +44 20 7777 2360     Steve Gillies
Second Security         9 Thomas Moore Street
Trustee                 London E1 9YT
----------------------- ------------------------ -------------------- --------------------
Agent                   Trinity Tower            +44 20 7777 2360     Steve Gillies
                        9 Thomas Moore Street                         Loans Agency Dept
                        London E1 9YT
----------------------- ------------------------ -------------------- --------------------

                                   SCHEDULE 20
                                 THE GUARANTORS

ANDOVER CABLEVISION LIMITED
BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED
BRACKNELL CABLE TV LIMITED
CABLE TELEVISION LIMITED
CABLE THAMES VALLEY LIMITED
CABLETEL (UK) LIMITED
CABLETEL CARDIFF LIMITED
CABLETEL CENTRAL HERTFORDSHIRE LIMITED
CABLETEL HERTFORDSHIRE LIMITED
CABLETEL HERTS AND BEDS LIMITED
CABLETEL INVESTMENTS LIMITED
CABLETEL LIMITED
CABLETEL NEWPORT
CABLETEL NORTH BEDFORDSHIRE LIMITED
CABLETEL NORTHERN IRELAND LIMITED
CABLETEL SCOTLAND LIMITED
CABLETEL SURREY AND HAMPSHIRE LIMITED
CABLETEL TELECOM SUPPLIES LIMITED
CABLETEL WEST GLAMORGAN LIMITED
CABLETEL WEST RIDING LIMITED
COLUMBIA MANAGEMENT LIMITED
COMTEL CABLE SERVICES LIMITED
COMTEL COVENTRY LIMITED
DIGITAL TELEVISION NETWORK LIMITED
DTELS LIMITED
ENABLIS LIMITED
HEARTLAND CABLEVISION (UK) LIMITED
HEARTLAND CABLEVISION II (UK) LIMITED
LANBASE EUROPEAN HOLDINGS LIMITED
LANBASE LIMITED
LICHFIELD CABLE COMMUNICATIONS LIMITED
MAZA LIMITED
METRO HERTFORDSHIRE LIMITED
METRO SOUTH WALES LIMITED
NATIONAL TRANSCOMMUNICATIONS LIMITED
NTL (AYLESBURY AND CHILTERN) LIMITED
NTL (B) LIMITED
NTL (BROADLAND) LIMITED
NTL (CHICHESTER) LIMITED
NTL (CITY & WESTMINSTER) LIMITED
NTL (COUNTY DURHAM) LIMITED
NTL (CRUK) LIMITED
NTL (CWC HOLDINGS)

NTL (CWC) CORPORATION LIMITED
NTL (CWC) LIMITED
NTL (CWC) MANAGEMENT LIMITED
NTL (CWC) NO. 2 LIMITED
NTL (CWC) NO. 3 LIMITED
NTL (CWC) NO. 4 LIMITED
NTL (CWC) PROGRAMMING LIMITED
NTL (CWC) UK
NTL (EALING) LIMITED
NTL (EASTBOURNE AND HASTINGS) LIMITED
NTL (FENLAND) LIMITED
NTL (GREENWICH AND LEWISHAM) LIMITED
NTL (HAMPSHIRE) LIMITED
NTL (HARROGATE) LIMITED
NTL (HARROW) LIMITED
NTL (KENT) LIMITED
NTL (LAMBETH AND SOUTHWARK) LIMITED
NTL (LEEDS) LIMITED
NTL (NORWICH) LIMITED
NTL (PETERBOROUGH) LIMITED
NTL (SOUTH EAST) LIMITED
NTL (SOUTH LONDON) LIMITED
NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED
NTL (SUNDERLAND) LIMITED
NTL (THAMESMEAD) LIMITED
NTL (V) PLC
NTL (WANDSWORTH) LIMITED
NTL (WEARSIDE) LIMITED
NTL (WEST LONDON) LIMITED
NTL (YORCAN) LIMITED
NTL (YORK) LIMITED
NTL ACQUISITION COMPANY LIMITED
NTL BOLTON CABLEVISION HOLDING COMPANY
NTL BUSINESS (IRELAND) LIMITED
NTL BUSINESS LIMITED
NTL CABLECOMMS BOLTON
NTL CABLECOMMS BROMLEY
NTL CABLECOMMS BURY AND ROCHDALE
NTL CABLECOMMS CHESHIRE
NTL CABLECOMMS DERBY
NTL CABLECOMMS EAST LANCASHIRE
NTL CABLECOMMS GREATER MANCHESTER
NTL CABLECOMMS GROUP PLC
NTL CABLECOMMS HOLDINGS NO. 1 LIMITED
NTL CABLECOMMS HOLDINGS NO. 2 LIMITED
NTL CABLECOMMS LANCASHIRE NO. 1

NTL CABLECOMMS LANCASHIRE NO. 2
NTL CABLECOMMS LIMITED
NTL CABLECOMMS MACCLESFIELD
NTL CABLECOMMS MANCHESTER LIMITED
NTL CABLECOMMS OLDHAM AND TAMESIDE
NTL CABLECOMMS SOLENT
NTL CABLECOMMS STAFFORDSHIRE
NTL CABLECOMMS STOCKPORT
NTL CABLECOMMS SURREY
NTL CABLECOMMS SUSSEX
NTL CABLECOMMS WESSEX
NTL CABLECOMMS WEST SURREY LIMITED
NTL CABLECOMMS WIRRAL
NTL CHARTWELL HOLDINGS LIMITED
NTL COMMUNICATIONS LIMITED
NTL COMMUNICATIONS SERVICES LIMITED
NTL DERBY CABLEVISION HOLDING COMPANY
NTL EQUIPMENT NO. 1 LIMITED
NTL EQUIPMENT NO. 2 LIMITED
NTL GLASGOW
NTL GLASGOW HOLDINGS LIMITED
NTL GROUP LIMITED
NTL HOLDINGS (BROADLAND) LIMITED
NTL HOLDINGS (EAST LONDON) LIMITED
NTL HOLDINGS (FENLAND) LIMITED
NTL HOLDINGS (LEEDS) LIMITED
NTL HOLDINGS (NORWICH) LIMITED
NTL HOLDINGS (PETERBOROUGH) LIMITED
NTL INTERNET LIMITED
NTL INVESTMENT HOLDINGS LIMITED
NTL KIRKLEES
NTL KIRKLEES HOLDINGS LIMITED
NTL LIMITED
NTL MANCHESTER CABLEVISION HOLDING COMPANY
NTL MICROCLOCK SERVICES LIMITED
NTL MILTON KEYNES LIMITED
NTL NETWORKS LIMITED
NTL PARTCHEER COMPANY LIMITED
NTL SIDEOFFER LIMITED
NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED
NTL SOUTH CENTRAL LIMITED
NTL SOUTH WALES LIMITED
NTL STREETUNIQUE PROJECTS LIMITED
NTL STREETUNIT PROJECTS LIMITED
NTL STREETUSUAL SERVICES LIMITED
NTL STREETVISION SERVICES LIMITED

NTL STREETVITAL SERVICES LIMITED
NTL STREETWARM SERVICES LIMITED
NTL STREETWIDE SERVICES LIMITED
NTL STRIKEAGENT TRADING LIMITED
NTL STRIKEAMOUNT TRADING LIMITED
NTL STRIKEAPART TRADING LIMITED
NTL SYSTEMS LIMITED
NTL TECHNICAL SUPPORT COMPANY LIMITED
NTL TELECOM SERVICES LIMITED
NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED
NTL WESTMINSTER LIMITED
NTL WINSTON HOLDINGS LIMITED
NTL WIRRAL TELEPHONE AND CABLE TV COMPANY
OXFORD CABLE LIMITED
PROSPECTRE LIMITED
SCANNERS (EUROPE) LIMITED
SCANNERS TELEVISION OUTSIDE BROADCASTS LIMITED
SECURE BACKUP SYSTEMS LIMITED
STAFFORD COMMUNICATIONS LIMITED
SWINDON CABLE LIMITED
TAMWORTH CABLE COMMUNICATIONS LIMITED
VISION NETWORKS SERVICES UK LIMITED
WESSEX CABLE LIMITED
X-TANT LIMITED
CHARTWELL INVESTORS LP
NNS UK HOLDINGS 1, INC.
NNS UK HOLDINGS 2, INC.
NORTH CABLECOMMS LLC
NORTH CABLECOMMS HOLDINGS, INC.
NORTH CABLECOMMS MANAGEMENT, INC.
NTL BROMLEY COMPANY
NTL CABLECOMMS GROUP, INC.
NTL CHARTWELL HOLDINGS, INC.
NTL CHARTWELL HOLDINGS 2, INC.
NTL NORTH CABLECOMMS HOLDINGS, INC.
NTL NORTH CABLECOMMS MANAGEMENT, INC.
NTL PROGRAMMING SUBSIDIARY COMPANY
NTL SOLENT COMPANY
NTL SOUTH CABLECOMMS HOLDINGS, INC.
NTL SOUTH CABLECOMMS MANAGEMENT, INC.
NTL SURREY COMPANY
NTL SUSSEX COMPANY
NTL UK CABLECOMMS HOLDINGS, INC.
NTL WESSEX COMPANY
NTL WINSTON HOLDINGS, INC.
NTL WIRRAL COMPANY

SOUTH CABLECOMMS HOLDINGS, INC.
SOUTH CABLECOMMS LLC
SOUTH CABLECOMMS MANAGEMENT, INC.
WINSTON INVESTORS LLC


                               * * * * * * * * * *